SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and

Servicing Agreement, dated as of January 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-S1)

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
               (Exact name of registrant as specified in its charter)

        DELAWARE                    333-72493              75-2006294
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)

 8400 Normandale Lake Blvd.
 Suite 600

 MINNEAPOLIS, MINNESOTA                               55437
 (Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code, is (612) 832-7000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               1. Series Supplement, dated as of January 1, 2000, to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.

                                            BY:
                                            Name:   Randy Van Zee
                                            Title:  Vice President

Dated: January 28, 2000

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.

                                            BY:     /S/ RANDY VAN ZEE
                                            Name:   Randy Van Zee
                                            Title:  Vice President

Dated: January 28, 2000

                                    EXHIBITS


                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,

                                       and
                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          DATED AS OF JANUARY 1, 2000,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1999

                       Mortgage Pass-Through Certificates

                                 Series 2000-S1


                                       TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

        SECTION 1.01  DEFINITIONS............................................................3
        SECTION 1.02  USE OF WORDS AND PHRASES..............................................11

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        SECTION 2.01  CONVEYANCE OF MORTGAGE LOANS.  (SEE SECTION 2.01 OF THE STANDARD TERMS)
                       .....................................................................12

        SECTION 2.02  ACCEPTANCE BY TRUSTEE.  (SEE SECTION 2.02 OF THE STANDARD TERMS)......12

        SECTION 2.03  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE
                      COMPANY...............................................................12

        SECTION 2.04  REPRESENTATIONS AND WARRANTIES OF SELLERS. (SEE SECTION 2.04 OF THE STANDARD
                      TERMS)................................................................14
        SECTION 2.05  EXECUTION AND AUTHENTICATION OF CERTIFICATES..........................14

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        SECTION 4.01  CERTIFICATE ACCOUNT.  (SEE SECTION 4.01 OF THE STANDARD TERMS ........17

        SECTION 4.02  DISTRIBUTIONS.........................................................17

        SECTION 4.03  STATEMENTS TO CERTIFICATEHOLDERS.  (SEE SECTION 4.03 OF THE STANDARD TERMS
                      AND EXHIBIT THREE ATTACHED HERETO)....................................25
        SECTION 4.04  DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE
                      MASTER SERVICER. (SEE SECTION 4.04 OF THE STANDARD TERMS).............25

        SECTION 4.05  ALLOCATION OF REALIZED LOSSES.........................................26







        SECTION 4.06  REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.  (SEE
                      SECTION 4.06 OF THE STANDARD TERMS) ..................................27

        SECTION 4.07  OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.  (SEE SECTION 4.07 OF THE
                      STANDARD TERMS).......................................................27

                                          ARTICLE V

                                       THE CERTIFICATES

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                                         ARTICLE VII

                                           DEFAULT

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                                          ARTICLE IX

                                         TERMINATION

                                          ARTICLE X

                                       REMIC PROVISIONS

        SECTION 10.01 REMIC ADMINISTRATION.  (SEE SECTION 10.01 OF THE STANDARD TERMS)
                       .....................................................................33

        SECTION 10.02 MASTER SERVICER; REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION.  (SEE
                      SECTION 10.02 OF THE  STANDARD TERMS).................................33
        SECTION 10.03 DESIGNATION OF REMIC(S)...............................................33
        SECTION 10.04 DISTRIBUTIONS ON THE UNCERTIFICATED REMIC REGULAR INTERESTS...........33
        SECTION 10.05 COMPLIANCE WITH WITHHOLDING REQUIREMENTS..............................34

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        SECTION 11.01 AMENDMENT.  (SEE SECTION 11.01 OF THE STANDARD TERMS).................35







        SECTION 11.02 RECORDATION OF AGREEMENT.  COUNTERPARTS.  (SEE SECTION 11.02 OF THE STANDARD
                      TERMS)................................................................35
        SECTION 11.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.  (SEE SECTION 11.03 OF THE
                      STANDARD TERMS).......................................................35
        SECTION 11.04 GOVERNING LAWS.  (SEE SECTION 11.04 OF THE STANDARD TERMS)............35
        SECTION 11.05 NOTICES...............................................................35

        SECTION 11.06 REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (SEE SECTION 11.06 OF
                       THE STANDARD TERMS)..................................................36
        SECTION 11.07 SEVERABILITY OF PROVISIONS. (SEE SECTION 11.07 OF THE STANDARD TERMS)
                       .....................................................................36

        SECTION 11.08 SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.  (SEE SECTION 11.08 OF THE
                      STANDARD TERMS).......................................................36
        SECTION 11.09 ALLOCATION OF VOTING RIGHTS...........................................36

                                         ARTICLE XII

                                          [RESERVED]


EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement dated as of December 1, 1999

        This is a Series Supplement, dated as of January 1, 2000 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                     PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                               Aggregate
                                Initial
                              Certificate                                         Standard &
              Pass-Through     Principal                           Maturity        Poor's/        Minimum
DESIGNATION       RATE          BALANCE         FEATURES1            DATE         FITCH IBCA  DENOMINATIONS2

Class A-1        7.50%      $ 194,943,000.00      Senior      January 25, 2030    AAA/AAA        $25,000
Class A-2        7.50%      $  46,543,000.00      Senior      January 25, 2030    AAA/AAA        $25,000
                                             Senior/Accretion
Class A-3        7.50%      $  21,182,000.00     Directed     January 25, 2030    AAA/AAA        $25,000
Class A-4        7.50%      $   5,295,000.00  Senior/Accrual  January 25, 2030    AAA/AAA        $25,000
Class A-5        7.50%      $  31,500,000.00  Senior/Lockout  January 25, 2030    AAA/AAA        $25,000
                                             Senior/Principal

Class A-P        0.00%      $   3,021,868.09       Only       January 25, 2030    AAAr/AAA       $25,000
                                             Senior/Variable
Class A-V    Variable Rate  $                     Strip       January 25, 2030    AAAr/AAA         20%
Class R          7.50%      $                Senior/Residual  January 25, 2030    AAA/AAA          20%
Class M-1        7.50%      $   6,939,500.00  Mezzanine       January 25, 2030     N/A/AA        $25,000
Class M-2        7.50%      $   2,523,400.00  Mezzanine       January 25, 2030     N/A/A        $250,000
Class M-3        7.50%      $   1,419,400.00  Mezzanine       January 25, 2030    N/A/BBB       $250,000
Class B-1        7.50%      $     788,600.00  Subordinate     January 25, 2030     N/A/BB       $250,000
Class B-2        7.50%      $     630,900.00  Subordinate     January 25, 2030     N/A/B        $250,000
Class B-3        7.50%      $     630,886.10  Subordinate     January 25, 2030      N/A         $250,000


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $315,417,654.19.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

____________________________

1 The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class M Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class R and Class B Certificates shall be delivered to the holders thereof in physical form.


2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000. The Class R Certificates and Class A-V Certificates shall be issuable in minimum denominations of not less than A 20% PERCENTAGE INTEREST; PROVIDED, HOWEVER, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to
     Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                                           ARTICLE I

                                          DEFINITIONS

        SECTION 1.01  DEFINITIONS.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        ACCRETION DIRECTED CERTIFICATES:  The Class A-3 Certificates.

        ACCRETION TERMINATION DATE: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balance of the Accretion Directed Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        ACCRUAL CERTIFICATES:  The Class A-4 Certificates.

        ACCRUAL DISTRIBUTION AMOUNT: With respect to each Distribution Date on or prior to the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-4 Certificates for such date, to the extent added to the Certificate Principal Balance thereof pursuant to Section 4.02(b)(ii); provided that, with respect to each Distribution Date on or after the Accretion Termination Date, the entire Accrued Certificate Interest on the Class A-4 Certificates for such date will be payable to the Class A-4
Certificateholders pursuant to Section 4.02(a)(i) hereof to the extent not required to fully reduce the Accretion Directed Certificates to zero on the Accretion Termination Date; and provided further, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-4 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        BANKRUPTCY AMOUNT: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $132,817 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        CERTIFICATE:  Any Class A, Class M, Class B or Class R Certificate.

        CERTIFICATE ACCOUNT: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2000-S1" and which must be an Eligible Account.

        CLASS A CERTIFICATE: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        CLASS R CERTIFICATE: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        CLOSING DATE:  January 28, 2000.

     CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2000-S1.

        CUT-OFF DATE: January 1, 2000.

        DISCOUNT NET MORTGAGE RATE: 7.50% per annum.

        DUE PERIOD: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        ELIGIBLE FUNDS: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        FRAUD LOSS AMOUNT: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        INDIRECT DEPOSITORY PARTICIPANT: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        INITIAL MONTHLY PAYMENT FUND: $124,909, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending in February 2000, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund".

        INITIAL NOTIONAL AMOUNT: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        INITIAL SUBORDINATE CLASS PERCENTAGE: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 2.20%                    Class B-1: 0.25%
        Class M-2: 0.80%                    Class B-2: 0.20%
        Class M-3: 0.45%                    Class B-3: 0.20%

     INTEREST  ACCRUAL  PERIOD:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     INTEREST ONLY CERTIFICATES: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        LOCKOUT CERTIFICATES:  Any one of the Class A-5 Certificates.

        LOCKOUT PREPAYMENT PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in February 2005, 0%; for any Distribution Date occurring after January 2005 but prior to February 2006, 30%; for any Distribution Date occurring after January 2006 but prior to February 2007, 40%; for any Distribution Date occurring after January 2007 but prior to February 2008, 60%; for any Distribution Date occurring after January 2008 but prior to February 2009, 80%; and for any Distribution Date after January 2009, 100%.

     LOCKOUT SCHEDULED PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in February 2005, 0% and for any Distribution Date thereafter, 100%.

     MATURITY  DATE:   January  25,  2030,  the  Distribution  Date  immediately
following the latest scheduled maturity date of any Mortgage Loan.

        MORTGAGE LOAN SCHEDULE: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");

        (b) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

        (c) the maturity of the Mortgage Note ("MATURITY DATE"); (d) the Mortgage Rate ("ORIG RATE"); (e) the Subservicer pass-through rate ("CURR NET"); (f) the Net Mortgage Rate ("NET MTG RT"); (g) the Pool Strip Rate ("STRIP");

          (h) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

          (i)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

          (j)  the Loan-to-Value Ratio at origination ("LTV");

          (k) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

          (l) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

          (m) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        NOTIONAL AMOUNT: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans represented by such Class or Subclass immediately prior to such date.

        PASS-THROUGH RATE: With respect to the Class A Certificates (other than the Class A-V and the Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cutoff Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.2451% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        PREPAYMENT ASSUMPTION: A prepayment assumption of 250% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        PREPAYMENT  DISTRIBUTION  PERCENTAGE:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in February 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      in the case of the Class of Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      in  the  case  of  each   other   Class   of   Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        PRINCIPAL ONLY CERTIFICATES:  Any one of the Class A-P Certificates.

        RELATED CLASSES: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as Related Classes of Certificates to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        SENIOR CERTIFICATE: Any one of the Class A or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D respectively.

        SENIOR PERCENTAGE: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series
Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii) of this Series Supplement.

        SPECIAL HAZARD AMOUNT: As of any Distribution Date, an amount equal to $3,154,177 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cutoff Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 37.23% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged

Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of
(x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related
Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for SUCH DISTRIBUTION DATE; PROVIDED, HOWEVER, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        UNCERTIFICATED ACCRUED INTEREST: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     UNCERTIFICATED NOTIONAL AMOUNT: With respect to each Uncertificated REMIC Regular Interest, the aggregate Stated Principal Balance of the related Mortgage Loan.

     UNCERTIFICATED PASS-THROUGH RATE: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

     UNCERTIFICATED REMIC REGULAR INTEREST POOL STRIP RATE: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the related Mortgage Loan.

        UNCERTIFICATED REMIC REGULAR INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 10.04(a).

        UNCERTIFICATED REMIC REGULAR INTERESTS: The 702 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 7.50%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        SECTION 1.02  USE OF WORDS AND PHRASES.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01 CONVEYANCE OF MORTGAGE LOANS. (SEE SECTION 2.01 OF THE STANDARD TERMS)

     SECTION  2.02  ACCEPTANCE  BY TRUSTEE.  (SEE  SECTION  2.02 OF THE STANDARD
TERMS)

     SECTION 2.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

               (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) No  Mortgage  Loan is 30 or more  days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (ii) The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                      (iii) The Mortgage Loans are fully-amortizing,  fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                      (iv) To the best of the Company's knowledge, if a Mortgage
               Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that(a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                      (v) The  issuers of the  Primary  Insurance  Policies  are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                      (vi) No more than 1.0% of the Mortgage  Loans by aggregate
               Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                      (vii) If the improvements  securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                      (viii) Immediately prior to the assignment of the Mortgage
               Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                      (ix) 6.68% of the Mortgage Loans were underwritten under a reduced loan documentation program;

                      (x) Each  Mortgagor  represented  in its loan  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                      (xi)  0.3% of the  Mortgage  Loans  are  Buydown  Mortgage
Loans;

                      (xii) Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury Regulations
               Section 1.860G-2(a)(1);

                      (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                      (xiv)  None of the Mortgage Loans are Cooperative Loans;

                      (xv) With respect to any Mortgage Loan originated  under a
               "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                      (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                      (xvii) None of the Mortgage  Loans contains in the related
               Mortgage File a Destroyed Mortgage Note; and

                    (xviii)None  of the Mortgage  Loans are Pledged  Asset Loans and none of the Mortgage Loans are Additional Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian BEING SO OBLIGATED UNDER A CUSTODIAL AGREEMENT); PROVIDED, HOWEVER, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     SECTION 2.04 REPRESENTATIONS AND WARRANTIES OF SELLERS. (SEE SECTION 2.04 OF THE STANDARD TERMS)


        SECTION 2.05  EXECUTION AND AUTHENTICATION OF CERTIFICATES.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                          ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

                           (SEE ARTICLE III OF THE STANDARD TERMS)

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01 CERTIFICATE ACCOUNT. (SEE SECTION 4.01 OF THE STANDARD TERMS)

        SECTION 4.02  DISTRIBUTIONS.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                      (i) to the Senior  Certificates  (other than the Principal
               Only Certificates, and on or prior to the Accretion Termination Date, the Accrual Certificates to the extent of the Accrual Distribution Amount) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                      (ii) (X) to the  Class  A-P  Certificates,  the  Class A-P
               Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the  Senior  Certificates  (other  than  the
               Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A) the  Senior  Percentage  for such  Distribution
                      Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the
                             Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                             Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                             Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with
                             Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                             (B) with respect to each  Mortgage Loan for which a
                      Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or

                      Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and
                      (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                      3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                             (C) the Senior Accelerated  Distribution Percentage
                      for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
                      Loan);

                         (D) any Excess  Subordinate  Principal  Amount for such
                    Distribution Date; and

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

                      (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                      (iv) to the  Holders  of the Class M-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the  Holders  of the  Class  M-1  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (vi) to the  Holders  of the Class M-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the  Holders  of the Class M-2  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (viii) to the Holders of the Class M-3  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the  Holders  of the  Class M-3  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (x) to the  Holders  of the  Class B-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the  Holders  of the  Class B-1  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xii) to the  Holders of the Class B-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the  Holders of the Class B-2  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiv) to the  Holders  of the Class B-3  Certificates,  an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

                      (xv) to the  Holders  of the  Class B-3  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                      (xvi) to the  Senior  Certificates,  in the  priority  set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                      (xvii) to the Class R Certificates,  the balance,  if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                      (ii) the Accrual  Distribution Amount shall be distributed to the Accretion Directed Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iii) the Senior  Principal  Distribution  Amount shall be distributed to the Lockout Certificates in reduction of the Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                             (A) the Lockout Scheduled Percentage of the Lockout
                      Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in clauses
                      (ii)(Y)(A), (B) and (E) of Section 4.02(a) of this Series Supplement without application of the Senior Percentage and Senior Accelerated Distribution Percentage; and

                             (B)  the  Lockout  Prepayment   Percentage  of  the
                      Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in clause
                      (ii)(Y)(C) of Section 4.02(a) of this Series Supplement without application of the Senior Accelerated Distribution Percentage;

               PROVIDED that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (iii) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the aggregate Certificate Principal
               Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

                      (iv) the  balance  of the  Senior  Principal  Distribution
               Amount remaining after the distributions, if any, described in clause (iii) above shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (v) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) and (iv) above shall be distributed, sequentially, to the Class A-1, Class A-2, Class A-3 and Class A-4
               Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero.

                      (vi) the  balance  of the  Senior  Principal  Distribution
               Amount remaining after the distributions, if any, described in clauses (iii) through (v) above shall be distributed to the Lockout Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

               (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

               (e) In addition to the foregoing  distributions,  with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (f) Each  distribution  with respect to a Book-Entry  Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

               (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

          SECTION 4.03 STATEMENTS TO CERTIFICATEHOLDERS. (SEE SECTION 4.03 OF THE STANDARD TERMS AND EXHIBIT THREE ATTACHED HERETO)

          SECTION 4.04 DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE MASTER SERVICER. (SEE SECTION 4.04 OF THE STANDARD TERMS)

        SECTION 4.05  ALLOCATION OF REALIZED LOSSES.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary
Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of

Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to
Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

          SECTION 4.06 REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY. (SEE SECTION 4.06 OF THE STANDARD TERMS)

          SECTION 4.07  OPTIONAL  PURCHASE OF  DEFAULTED  MORTGAGE  LOANS.  (SEE
               SECTION 4.07 OF THE STANDARD TERMS)

                                           ARTICLE V

                                       THE CERTIFICATES

                            (SEE ARTICLE V OF THE STANDARD TERMS)

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                            (SEE ARTICLE VI OF THE STANDARD TERMS)

                                          ARTICLE VII

                                           DEFAULT

                           (SEE ARTICLE VII OF THE STANDARD TERMS)

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                           (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                          ARTICLE IX

                                         TERMINATION

                            (SEE ARTICLE IX OF THE STANDARD TERMS)

                                           ARTICLE X

                                       REMIC PROVISIONS

          SECTION 10.01 REMIC ADMINISTRATION. (SEE SECTION 10.01 OF THE STANDARD TERMS)

          SECTION  10.02  MASTER  SERVICER;   REMIC  ADMINISTRATOR  AND  TRUSTEE
               INDEMNIFICATION. (SEE SECTION 10.02 OF THE STANDARD TERMS)

          SECTION 10.03 DESIGNATION OF REMIC(S).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

          SECTION 10.04 DISTRIBUTIONS ON THE UNCERTIFICATED REMIC REGULAR INTERESTS.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        SECTION 10.05        COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

          SECTION 11.01 AMENDMENT. (SEE SECTION 11.01 OF THE STANDARD TERMS)

          SECTION 11.02  RECORDATION  OF AGREEMENT.  COUNTERPARTS.  (SEE SECTION
               11.02 OF THE STANDARD TERMS)

          SECTION 11.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (SEE SECTION
               11.03 OF THE STANDARD TERMS)

          SECTION 11.04  GOVERNING  LAWS.  (SEE  SECTION  11.04 OF THE  STANDARD
               TERMS)

          SECTION 11.05 NOTICES. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


RECIPIENT                                        Address

                                 8400 Normandale Lake Boulevard
                                 Suite 600, Minneapolis, Minnesota  55437,

Company                          Attention:  President
                                 10 Universal City Plaza, Suite 2100
                                 Universal City, California 91608,

Master Servicer                  Attention:  Managing Director/Master Servicing
                                 1761 East St. Andrew Place,
                                 Santa Ana, California 92705-4934;
                                 The Trustee designates its offices located at Four Albany Street
                                 New York, New York 10006, for the purposes of
                                 Section 8.12 of the Standard Terms
                                 One State Street Plaza

Fitch IBCA                       New York, New York 10004
                                 55 Water Street

Standard & Poor's                New York, New York 10041



Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been DULY GIVEN, WHETHER OR NOT THE CERTIFICATEHOLDER RECEIVES SUCH NOTICE.

          SECTION 11.06 REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (SEE
               SECTION 11.06 OF THE STANDARD TERMS)

          SECTION 11.07 SEVERABILITY OF PROVISIONS. (SEE SECTION 11.07 OF THE STANDARD TERMS)

          SECTION  11.08  SUPPLEMENTAL  PROVISIONS  FOR  RESECURITIZATION.  (SEE
               SECTION 11.08 OF THE STANDARD TERMS)

        SECTION 11.09        ALLOCATION OF VOTING RIGHTS.

        98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests, and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.

                                          ARTICLE XII

                                          [RESERVED]

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                          RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.

ATTEST:                                         By:

        Name:    Timothy Pillar            Name:  Randy Van Zee
        Title:   Vice President                 Title: Vice President

[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

ATTEST:                                         By:

        Name:    Randy Van Zee                  Name:  Timothy Pillar
        Title:   Director                       Title: Director

[Seal]                                          BANKERS TRUST COMPANY

                                                   as Trustee

ATTEST:

        NAME:                                   BY:
        Title:                                          Name:

                                                        Title:

STATE OF MINNESOTA              )
                                ) ss.:

COUNTY OF HENNEPIN              )

               On the 28th day of January 2000 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:

COUNTY OF HENNEPIN              )

               On the 28th day of January 2000 before me, a notary public in and for said State, personally appeared Timothy Pillar, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF                        )
                                ) ss.:

COUNTY OF                       )

               On the 28th day of January 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _________________ of Bankers Trust Company, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                   EXHIBIT ONE
                             MORTGAGE LOAN SCHEDULE


1

  RUN ON     : 01/21/00           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 14.53.11          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 2000-S1                                CUTOFF : 01/01/00
  POOL       : 0004422
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1794588          E22/G01             F          150,000.00         ZZ
                                         360        147,348.77          1
    2 RED OAK COURT                    7.625          1,061.69         73
                                       7.375          1,061.69      208,000.00
    EGG HARBOR TWP   NJ   08234          2            06/24/98         00
    0410917835                           05           08/01/98          0
    410917835                            O            07/01/28
    0


    1846558          196/G01             F          255,000.00         ZZ
                                         360        252,591.14          1
    3835 OLIVE AVENUE                  7.375          1,761.23         75
                                       7.125          1,761.23      340,000.00
    LONG BEACH       CA   90807          5            12/10/98         00
    0431170570                           05           02/01/99          0
    1216977                              O            01/01/29
    0


    1908228          F27/F27             F          772,950.00         ZZ
                                         360        771,935.35          1
    7706 LEEDS MANOR COURT             8.125          5,739.13         70
                                       7.875          5,739.13    1,104,250.00
    FAIRFAX STATION  VA   22039          4            10/01/99         00
    6060034891                           03           12/01/99          0
    6060034891                           O            11/01/29
    0


    1914238          624/G01             F          649,900.00         ZZ
                                         360        649,089.28          1
    3910 PINEHURST DRIVE               8.375          4,939.71         79
                                       8.125          4,939.71      830,000.00
    BAKERSFIELD      CA   93306          2            10/27/99         00
    0431614783                           05           12/01/99          0
1


    3650039060                           O            11/01/29
    0


    1918022          183/G01             F          113,500.00         ZZ
                                         360        112,773.69          1
    1015 ALOA                          7.990            832.04         74
    APT 333A                           7.740            832.04      155,000.00
    KAILUA           HI   96734          5            05/12/99         00
    0431361849                           01           06/17/99          0
    800017023                            O            05/17/29
    0


    1920091          225/225             F          380,000.00         ZZ
                                         360        376,386.53          1
    26 WHISPERING WAY                  7.000          2,528.15         55
                                       6.750          2,528.15      702,000.00
    WARREN TOWNSHIP  NJ   07059          1            04/23/99         00
    8159895                              05           06/01/99          0
    8159895                              O            05/01/29
    0


    1927800          637/G01             F          254,500.00         ZZ
                                         360        253,290.63          1
    181 ALEXANDER ROAD                 7.250          1,736.14         64
                                       7.000          1,736.14      403,000.00
    PILOT POINT      TX   76258          2            06/28/99         00
    0431416098                           05           08/01/99          0
    0017511551                           O            07/01/29
    0


    1927805          637/G01             F          254,650.00         ZZ
                                         360        253,581.09          1
    7334 LA COSTA STREET               7.875          1,846.39         90
                                       7.625          1,846.39      282,950.00
    SPARKS           NV   89436          1            06/23/99         04
    0431426709                           03           08/01/99         25
    0015259674                           O            07/01/29
    0


    1928934          638/G01             F          255,900.00         ZZ
                                         360        253,944.21          1
    1175 STRATFORD LANE                7.875          1,855.45         80
                                       7.625          1,855.45      319,900.00
    CARLSBAD         CA   92008          1            06/29/99         00
    0431392562                           05           08/01/99          0
    08904056                             O            07/01/29
    0


1


    1938952          637/G01             F          542,100.00         ZZ
                                         360        540,252.28          1
    16 LACROSSE CIRCLE                 8.000          3,977.74         80
                                       7.750          3,977.74      677,663.00
    HENDERSON        NV   89012          1            07/29/99         00
    0431546019                           03           09/01/99          0
    0011838471                           O            08/01/29
    0


    1941280          E82/G01             F          600,000.00         T
                                         360        598,331.99          1
    140 CHESTNUT RIDGE ROAD            7.875          4,350.00         46
                                       7.625          4,350.00    1,325,000.00
    MILLBROOK        NY   12545          5            08/30/99         00
    0400214557                           05           10/01/99          0
    0400214557                           O            09/01/29
    0


    1942248          E84/G01             F          405,000.00         ZZ
                                         360        402,635.08          1
    14315 WAINRIDGE DRIVE              7.000          2,694.48         72
                                       6.750          2,694.48      570,000.00
    CHESTERFIELD     MO   63017          2            05/19/99         00
    0431575141                           03           07/01/99          0
    11901032                             O            06/01/29
    0


    1942302          E84/G01             F          600,000.00         ZZ
                                         360        597,855.12          1
    THE HIGHLANDS LOT 53               7.750          4,298.47         37
                                       7.500          4,298.47    1,650,000.00
    SEATTLE          WA   98177          1            07/13/99         00
    0431472679                           03           09/01/99          0
    43790061                             O            08/01/29
    0


    1943009          E84/G01             F          255,000.00         ZZ
                                         360        254,325.96          1
    7809 N KANSAS AVENUE               8.125          1,893.37         87
                                       7.875          1,893.37      295,000.00
    KANSAS CITY      MO   64119          1            08/24/99         10
    0431483171                           03           10/01/99         25
    12101123                             O            09/01/29
    0


    1943663          E45/G01             F          255,000.00         ZZ
                                         360        254,325.96          1
    CHUBBTOWN ROAD                     8.125          1,893.37         80
                                       7.875          1,893.37      320,000.00
1


    CEDARTOWN        GA   30125          2            08/27/99         00
    0431507177                           05           10/01/99          0
    41278                                O            09/01/29
    0


    1944385          J40/G01             F          135,000.00         ZZ
                                         360        134,666.69          1
    1067 BEAGLE CLUB ROAD              8.625          1,050.02         87
                                       8.375          1,050.02      156,000.00
    PONTOTOC         MS   38863          2            08/17/99         10
    0431541085                           05           10/01/99         25
    99999                                O            09/01/29
    0


    1944914          N50/G01             F          640,000.00         ZZ
                                         360        639,138.27          1
    LOT 56 SOUTH ALU'LIKE TRAIL        8.000          4,696.10         80
                                       7.750          4,696.10      800,000.00
    KAMUELA          HI   96743          2            10/29/99         00
    0431648179                           05           12/01/99          0
    00                                   O            11/01/29
    0


    1946991          069/G01             F          176,000.00         ZZ
                                         360        175,878.87          1
    21224 COLD SPRINGS LANE            7.875          1,276.13         80
                                       7.625          1,276.13      220,000.00
    DIAMOND BAR      CA   91765          2            11/18/99         00
    0431742527                           05           01/01/00          0
    35123627615                          O            12/01/29
    0


    1947011          685/G01             F          242,550.00         ZZ
                                         360        242,058.49          1
    25303 HEATHER VALE STREET          8.000          1,779.75         80
                                       7.750          1,779.75      303,226.00
    SANTA CLARITA    CA   91350          1            09/16/99         00
    0431545003                           05           11/01/99          0
    600288                               O            10/01/29
    0


    1948312          992/G01             F          325,000.00         ZZ
                                         360        324,562.40          1
    98 PROSPECT HILL LANE              8.000          2,384.74         40
                                       7.750          2,384.74      828,000.00
    MONTAUK          NY   11954          5            10/25/99         00
    0431703214                           05           12/01/99          0
    374363                               O            11/01/29
    0
1




    1948608          575/G01             F          261,000.00         ZZ
                                         360        260,443.78          1
    20394 CLIFTON POINT STREET         7.750          1,869.84         78
                                       7.500          1,869.84      338,578.00
    STERLING         VA   20165          1            09/29/99         00
    0431550342                           03           11/01/99          0
    9330515                              O            10/01/29
    0


    1949348          637/G01             F          265,500.00         ZZ
                                         360        265,339.15          1
    95 S. KENSICO AVENUE               8.500          2,041.47         90
                                       8.250          2,041.47      295,000.00
    VALHALLA         NY   10595          1            11/15/99         11
    0431733799                           05           01/01/00         25
    0013291588                           O            12/01/29
    0


    1949503          B49/G01             F          257,500.00         ZZ
                                         360        257,347.97          1
    8444 QUARTZ TRAIL                  8.625          2,002.81         55
                                       8.375          2,002.81      475,000.00
    MORRISON         CO   80465          1            11/29/99         00
    0431656313                           05           01/01/00          0
    CIAROCHI                             O            12/01/29
    0


    1950866          F25/G01             F          471,200.00         ZZ
                                         360        471,200.00          1
    487 MUNROE AVENUE                  7.875          3,416.53         80
                                       7.625          3,416.53      589,000.00
    SLEEPY HOLLOW    NY   10591          1            12/02/99         00
    0431677343                           05           02/01/00          0
    38001                                O            01/01/30
    0


    1951552          163/G01             F          554,550.00         ZZ
                                         360        553,397.56          1
    9824 QUEEN CHARLOTTE DR            7.875          4,020.87         80
                                       7.625          4,020.87      693,937.00
    LAS VEGAS        NV   89128          1            09/30/99         00
    0431593920                           03           11/01/99          0
    217136658                            O            10/01/29
    0


    1951795          E01/G01             F          256,000.00         ZZ
                                         360        255,819.31          1
1


    65 BURNHAM AVENUE                  7.750          1,834.02         80
                                       7.500          1,834.02      320,000.00
    ROSLYN HEIGHTS   NY   11577          1            11/19/99         00
    0431650845                           05           01/01/00          0
    993783                               O            12/01/29
    0


    1952550          Q85/G01             F          253,000.00         ZZ
                                         360        252,830.25          1
    101 6TH STREET NE                  8.000          1,856.42         68
                                       7.750          1,856.42      375,000.00
    WASHINGTON       DC   20002          2            11/15/99         00
    0431646140                           07           01/01/00          0
    1952550                              O            12/01/29
    0


    1953034          K21/G01             F          125,000.00         ZZ
                                         360        124,913.97          1
    1203 ANGUS COURT                   7.875            906.34         31
                                       7.625            906.34      415,000.00
    PARK CITY        UT   84098          1            11/04/99         00
    0431620681                           03           01/01/00          0
    9911640                              O            12/01/29
    0


    1953126          462/G01             F          257,200.00         ZZ
                                         360        256,691.82          1
    9040 MISTY CREEK DRIVE             8.125          1,909.71         80
                                       7.875          1,909.71      321,539.00
    SARASOTA         FL   34241          1            09/30/99         00
    0431618339                           05           11/01/99          0
    0006107700                           O            10/01/29
    0


    1953172          F27/F27             F          298,400.00         ZZ
                                         360        297,902.23          1
    3992 BALLYNHOWN CIRCLE             7.000          1,985.27         80
                                       6.750          1,985.27      373,003.00
    FAIRFAX          VA   22030          1            10/21/99         00
    6060041952                           03           12/01/99          0
    6060041952                           O            11/01/29
    0


    1953177          F27/F27             F          399,950.00         ZZ
                                         360        399,383.60          1
    7420 SPRING SUMMIT DRIVE           7.750          2,865.30         80
                                       7.500          2,865.30      499,945.00
    SPRINGFIELD      VA   22151          1            10/21/99         00
    6060070693                           03           12/01/99          0
1


    6060070693                           O            11/01/29
    0


    1953193          F27/F27             F          369,150.00         ZZ
                                         360        368,640.23          1
    18262 WICKHAM ROAD                 7.875          2,676.60         80
                                       7.625          2,676.60      461,472.00
    OLNEY            MD   20832          1            10/27/99         00
    6060082330                           03           12/01/99          0
    6060082330                           O            11/01/29
    0


    1953929          638/G01             F          280,000.00         ZZ
                                         360        279,632.44          1
    3406 WINDSOR ROAD                  8.125          2,078.99         80
                                       7.875          2,078.99      350,000.00
    AUSTIN           TX   78703          1            10/27/99         00
    0431635648                           05           12/01/99          0
    08938241                             O            11/01/29
    0


    1954023          R20/G01             F          327,000.00         ZZ
                                         360        327,000.00          1
    4109 NELSON COURT                  7.875          2,370.98         75
                                       7.625          2,370.98      436,000.00
    WOODRIDGE        IL   60517          1            12/15/99         00
    0431726454                           05           02/01/00          0
    NEELY                                O            01/01/30
    0


    1954029          N94/G01             F          351,000.00         ZZ
                                         360        350,609.46          1
    1050 HIGH STREET                   8.375          2,667.85         67
                                       8.125          2,667.85      525,000.00
    DEDHAM           MA   02026          1            10/29/99         00
    0431627629                           05           12/01/99          0
    0382227                              O            11/01/29
    0


    1954433          L94/G01             F          867,100.00         ZZ
                                         360        866,574.71          1
    2522 HORSESHOE CIRCLE              8.500          6,667.25         65
                                       8.250          6,667.25    1,334,000.00
    SOUTH JORDAN     UT   84095          1            11/19/99         00
    0431652700                           05           01/01/00          0
    1954433                              O            12/01/29
    0


1


    1954702          757/G01             F          400,000.00         ZZ
                                         360        399,738.34          1
    133 LONG SHOALS DR                 8.125          2,969.99         80
                                       7.875          2,969.99      500,000.00
    EATONTON         GA   31024          1            11/10/99         00
    0431690023                           05           01/01/00          0
    2281822                              O            12/01/29
    0


    1954850          K79/G01             F          412,500.00         ZZ
                                         360        412,500.00          1
    14 PINE MEADOW DRIVE               8.375          3,135.30         75
                                       8.125          3,135.30      550,000.00
    NEWTON           MA   02466          1            12/09/99         00
    0431716133                           05           02/01/00          0
    125870383820                         O            01/01/30
    0


    1954950          163/163             F          300,000.00         ZZ
                                         360        299,553.33          1
    100 GILLOTTI ROAD                  7.500          2,097.64         80
                                       7.250          2,097.64      375,000.00
    NEW FAIRFIELD    CT   06812          1            10/29/99         00
    100078022                            05           12/01/99          0
    100078022                            O            11/01/29
    0


    1954955          163/163             F          414,000.00         ZZ
                                         360        413,428.31          1
    711 LOVE LANE                      7.875          3,001.79         80
                                       7.625          3,001.79      517,500.00
    WARWICK          RI   02818          1            10/29/99         00
    1000132130                           05           12/01/99          0
    1000132130                           O            11/01/29
    0


    1954967          163/163             F          380,000.00         ZZ
                                         360        379,488.34          1
    1675 S VIA CIELO                   8.000          2,788.31         85
                                       7.750          2,788.31      450,000.00
    YUMA             AZ   85364          1            10/25/99         14
    3101112286                           05           12/01/99         17
    3101112286                           O            11/01/29
    0


    1954983          163/163             F          337,600.00         ZZ
                                         360        336,932.99          1
    60 WESTEND AVENUE                  8.125          2,506.67         80
                                       7.875          2,506.67      422,000.00
1


    SHREWSBURY       NJ   07702          1            09/10/99         00
    1000151380                           05           11/01/99          0
    1000151380                           O            10/01/29
    0


    1954986          163/163             F          247,000.00         ZZ
                                         360        246,622.95          1
    15 MUIRFIELD CT                    7.375          1,705.97         79
                                       7.125          1,705.97      313,000.00
    PITTSFORD        NY   14534          1            10/29/99         00
    1000163832                           05           12/01/99          0
    1000163832                           O            11/01/29
    0


    1954989          163/163             F          650,000.00         ZZ
                                         360        649,102.42          1
    156 SPYGLASS LANE                  7.875          4,712.95         38
                                       7.625          4,712.95    1,750,000.00
    JUPITER          FL   33477          1            10/29/99         00
    1000154202                           03           12/01/99          0
    1000154202                           O            11/01/29
    0


    1955044          F18/G01             F           96,000.00         ZZ
                                         360         95,941.84          1
    141 CHRISTINE DRIVE                8.500            738.16         80
                                       8.250            738.16      120,000.00
    SAN PABLO        CA   94806          2            11/10/99         00
    0431635622                           05           01/01/00          0
    RO2177                               O            12/01/29
    0


    1955052          K65/G01             F          261,000.00         ZZ
                                         360        260,833.57          1
    7470 CHESTWICK COURT               8.250          1,960.81         75
                                       8.000          1,960.81      348,000.00
    DUNWOODY         GA   30350          1            11/30/99         00
    0431664549                           05           01/01/00          0
    30326                                O            12/01/29
    0


    1955066          163/163             F          457,500.00         ZZ
                                         360        456,943.73          1
    181-22 HENLEY ROAD                 8.500          3,517.78         75
                                       8.250          3,517.78      610,000.00
    JAMAICA ESTATES  NY   11432          1            10/28/99         00
    1000144662                           05           12/01/99          0
    1000144662                           O            11/01/29
    0
1




    1955075          253/253             F          554,991.00         ZZ
                                         360        554,224.61          1
    12705 OX MEADOW DRIVE              7.875          4,024.07         80
                                       7.625          4,024.07      693,739.00
    OAK HILL         VA   20171          1            10/29/99         00
    932852                               03           12/01/99          0
    932852                               O            11/01/29
    0


    1955189          F27/F27             F          275,200.00         ZZ
                                         360        274,519.29          1
    12 ALY SHEBA LANE                  7.000          1,830.92         80
                                       6.750          1,830.92      344,001.00
    STAFFORD         VA   22554          1            09/30/99         00
    6060079771                           03           11/01/99          0
    6060079771                           O            10/01/29
    0


    1955401          F27/F27             F          301,950.00         ZZ
                                         360        301,533.03          1
    3986 BALLYNAHOWN CIRCLE            7.875          2,189.35         80
                                       7.625          2,189.35      377,462.00
    FAIRFAX          VA   22030          1            10/29/99         00
    6060030861                           09           12/01/99          0
    6060030861                           O            11/01/29
    0


    1955630          F18/G01             F          278,100.00         ZZ
                                         360        277,922.66          1
    39501 WALTERS COURT                8.250          2,089.28         90
                                       8.000          2,089.28      309,000.00
    FREMONT          CA   94538          1            11/10/99         11
    0431716018                           05           01/01/00         25
    RO2269                               O            12/01/29
    0


    1955650          F27/F27             F          410,700.00         ZZ
                                         360        410,132.86          1
    18264 WICKHAM ROAD                 7.875          2,977.86         80
                                       7.625          2,977.86      513,380.00
    OLNEY            MD   20832          1            10/19/99         00
    6060081172                           03           12/01/99          0
    6060081172                           O            11/01/29
    0


    1955676          F27/F27             F          242,950.00         ZZ
                                         360        242,597.19          1
1


    16 BEAVER RIDGE ROAD               7.625          1,719.59         80
                                       7.375          1,719.59      303,736.00
    STAFFORD         VA   22554          1            10/19/99         00
    6060084295                           03           12/01/99          0
    6060084295                           O            11/01/29
    0


    1955907          A50/A50             F          258,000.00         ZZ
                                         360        257,661.33          1
    8970 CLARK ROAD                    8.125          1,915.64         80
                                       7.875          1,915.64      322,500.00
    FAIRBURN         GA   30213          2            10/25/99         00
    126927                               05           12/01/99          0
    126927                               O            11/01/29
    0


    1955967          A54/G01             F          272,750.00         ZZ
                                         360        272,418.35          1
    243 CHESTER STEVENS RD             8.500          2,097.22         80
                                       8.250          2,097.22      340,956.00
    FRANKLIN         TN   37067          1            10/20/99         00
    0431670108                           05           12/01/99          0
    0002629343                           O            11/01/29
    0


    1955968          A54/G01             F          277,500.00         ZZ
                                         360        277,171.14          1
    3549 PRESTWICK LANE                8.625          2,158.37         77
                                       8.375          2,158.37      365,000.00
    NORTHBROOK       IL   60062          2            10/28/99         00
    0431670447                           05           12/01/99          0
    0002628816                           O            11/01/29
    0


    1955969          A54/G01             F          299,000.00         ZZ
                                         360        298,597.41          1
    7461 INDIAN WELLS DR               8.000          2,193.96         80
                                       7.750          2,193.96      374,000.00
    NORTHVILLE       MI   48167          1            10/08/99         00
    0431670652                           05           12/01/99          0
    0002625739                           O            11/01/29
    0


    1955971          A54/G01             F          364,000.00         ZZ
                                         360        363,545.92          1
    1712 EAST ESTATES ROAD             8.375          2,766.67         80
                                       8.125          2,766.67      455,000.00
    SPOKANE          WA   99224          1            10/21/99         00
    0431670736                           05           12/01/99          0
1


    0002625457                           O            11/01/29
    0


    1955976          A54/G01             F          284,000.00         ZZ
                                         360        283,308.48          1
    2433 WEST 229TH PLACE              7.875          2,059.20         80
                                       7.625          2,059.20      355,000.00
    TORRANCE         CA   90501          1            09/09/99         00
    0431668649                           05           11/01/99          0
    0002593655                           O            10/01/29
    0


    1955977          A54/G01             F          424,000.00         ZZ
                                         360        415,668.48          1
    1704 CHEROKEE ROAD                 8.125          3,148.19         80
                                       7.875          3,148.19      530,000.00
    LOUISVILLE       KY   40205          1            10/22/99         00
    0431669167                           05           12/01/99          0
    2607794                              O            11/01/29
    0


    1955980          A54/G01             F          265,000.00         ZZ
                                         360        264,435.24          1
    130 WEST SHORE DRIVE               7.750          1,898.50         67
                                       7.500          1,898.50      398,000.00
    MIAMI            FL   33133          5            09/23/99         00
    0431670850                           05           11/01/99          0
    000                                  O            10/01/29
    0


    1955981          A54/G01             F          337,500.00         ZZ
                                         360        336,816.08          1
    4932 LEWIS AVE                     8.000          2,476.46         75
                                       7.750          2,476.46      450,000.00
    BELLINGHAM       WA   98226          2            09/23/99         00
    0431668490                           05           11/01/99          0
    0002604387                           O            10/01/29
    0


    1955982          A54/G01             F          568,000.00         ZZ
                                         360        566,877.76          1
    3090 ATWATER DRIVE                 8.125          4,217.39         80
                                       7.875          4,217.39      710,000.00
    BURLINGHAM       CA   94010          1            09/13/99         00
    0431670538                           05           11/01/99          0
    0002590560                           O            10/01/29
    0


1


    1956013          144/144             F          370,000.00         ZZ
                                         360        369,764.06          1
    42 INDIAN WELLS ROAD               8.250          2,779.69         77
                                       8.000          2,779.69      485,000.00
    SOUTHEAST        NY   10509          2            11/17/99         00
    160638841                            05           01/01/00          0
    160638841                            O            12/01/29
    0


    1956073          676/676             F          212,000.00         ZZ
                                         360        211,861.32          1
    40 LIHIWAI PLACE                   8.125          1,574.10         75
                                       7.875          1,574.10      285,000.00
    HAIKU            HI   96708          2            11/03/99         00
    870100325233                         05           01/01/00          0
    870100325233                         O            12/01/29
    0


    1956147          225/225             F          281,700.00         T
                                         360        281,348.58          1
    7650 BAYSHORE DRIVE UNIT 701       8.375          2,141.13         90
                                       8.125          2,141.13      313,000.00
    SAINT PETERSBUR  FL   33706          1            10/06/99         14
    7153285                              06           12/01/99         25
    7153285                              O            11/01/29
    0


    1956156          P67/G01             F          270,000.00         ZZ
                                         360        269,818.84          1
    76 WODBURN STREET                  8.000          1,981.16         72
                                       7.750          1,981.16      375,000.00
    ANDOVER          MA   01810          2            11/23/99         00
    0431654458                           05           01/01/00          0
    ROWE                                 O            12/01/29
    0


    1956171          225/225             F          320,000.00         ZZ
                                         357        319,198.08          1
    601 CHESTNUT AVENUE                8.500          2,465.03         80
                                       8.250          2,465.03      400,000.00
    TOWSON           MD   21204          4            08/31/99         00
    7127690                              05           10/01/99          0
    7127690                              O            06/01/29
    0


    1956183          225/225             F          306,320.00         ZZ
                                         360        305,550.42          1
    25 BLACKBERRY LANE                 8.375          2,328.25         80
                                       8.125          2,328.25      382,900.00
1


    MORRIS  TWP      NJ   07960          1            08/31/99         00
    8776382                              05           10/01/99          0
    8776382                              O            09/01/29
    0


    1956242          637/G01             F          144,000.00         ZZ
                                         360        143,824.90          1
    3418 36TH AVENUE SOUTH             8.500          1,107.24         80
                                       8.250          1,107.24      180,000.00
    SEATTLE          WA   98144          1            11/01/99         00
    0431670637                           05           12/01/99          0
    0017875048                           O            11/01/29
    0


    1956243          225/225             F          300,000.00         ZZ
                                         360        299,635.23          1
    11 CARUSO PLACE                    8.500          2,306.74         55
                                       8.250          2,306.74      554,962.00
    ARMONK           NY   10504          1            10/07/99         00
    8768086                              03           12/01/99          0
    8768086                              O            11/01/29
    0


    1956254          225/225             F          365,000.00         ZZ
                                         360        364,140.64          1
    7 MILLSTONE ROAD                   7.250          2,489.94         34
                                       7.000          2,489.94    1,100,000.00
    MENDHAM          NJ   07945          1            09/03/99         00
    8768258                              03           11/01/99          0
    8768258                              O            10/01/29
    0


    1956256          225/225             F          305,850.00         ZZ
                                         360        305,628.63          1
    26 KIRBY LANE                      7.625          2,164.79         80
                                       7.375          2,164.79      382,341.00
    STAFFORD         VA   22554          1            11/05/99         00
    8771656                              03           01/01/00          0
    8771656                              O            12/01/29
    0


    1956260          225/225             F          252,000.00         ZZ
                                         360        251,536.14          1
    9198 LAKE BRADDOCK DRIVE           7.500          1,762.02         80
                                       7.250          1,762.02      315,000.00
    BURKE            VA   22015          1            10/14/99         00
    8778853                              03           12/01/99          0
    8778853                              O            11/01/29
    0
1




    1956261          225/225             F          257,400.00         ZZ
                                         360        256,928.89          1
    71 ARTHUR COURT                    8.500          1,979.18         90
                                       8.250          1,979.18      286,000.00
    PORTCHESTER      NY   10573          1            09/30/99         12
    8445782                              03           11/01/99         25
    8445782                              O            10/01/29
    0


    1956262          225/225             F          350,000.00         ZZ
                                         360        349,260.69          1
    5212 AZURE LANE                    7.250          2,387.62         78
                                       7.000          2,387.62      449,000.00
    RALEIGH          NC   27613          1            10/07/99         00
    7154423                              03           12/01/99          0
    7154423                              O            11/01/29
    0


    1956263          637/G01             F          134,000.00         ZZ
                                         360        133,916.71          1
    16027 MUIRFIELD DRIVE              8.375          1,018.50         74
                                       8.125          1,018.50      182,542.00
    ODESSA           FL   33556          1            11/10/99         00
    0431663277                           03           01/01/00          0
    0017135716                           O            12/01/29
    0


    1956265          225/225             F          281,928.00         ZZ
                                         354        276,165.51          1
    7 LAVENDER COURT                   7.250          1,932.43         86
                                       7.000          1,932.43      330,000.00
    PASCO            WA   99301          1            08/09/99         14
    7114597                              05           11/01/99         25
    7114597                              O            04/01/29
    0


    1956267          225/225             F          299,900.00         ZZ
                                         360        298,716.01          1
    1114 RIVERVIEW LANE                7.250          2,045.85         80
                                       7.000          2,045.85      374,900.00
    WEST CONSHOHOCK  PA   19428          1            07/27/99         00
    8773177                              03           09/01/99          0
    8773177                              O            08/01/29
    0


    1956268          225/225             F          298,000.00         ZZ
                                         360        297,106.47          1
1


    436 RIVERWALK                      7.750          2,134.91         95
                                       7.500          2,134.91      313,725.00
    MCDONOUGH        GA   30252          4            10/25/99         10
    8752547                              05           12/01/99         30
    8752547                              O            11/01/29
    0


    1956273          225/225             F          480,000.00         ZZ
                                         360        479,416.38          1
    209 TUMBLE IDELL RD                8.500          3,690.78         80
                                       8.250          3,690.78      600,000.00
    KINGWOOD TWNP    NJ   08825          2            10/14/99         00
    8777725                              05           12/01/99          0
    8777725                              O            11/01/29
    0


    1956274          225/225             F          326,700.00         ZZ
                                         358        326,044.88          1
    1434 E. LOUISIANA                  8.125          2,428.93         70
                                       7.875          2,428.93      470,000.00
    DENVER           CO   80210          4            07/19/99         00
    7144780                              05           11/01/99          0
    7144780                              O            08/01/29
    0


    1956275          225/225             F          315,000.00         ZZ
                                         360        314,553.91          1
    2445 RIVER TREE CIRCLE             7.750          2,256.70         90
                                       7.500          2,256.70      350,000.00
    SANFORD          FL   32771          1            10/19/99         14
    8652016                              03           12/01/99         25
    8652016                              O            11/01/29
    0


    1956278          225/225             F          418,650.00         ZZ
                                         348        413,926.03          1
    LOT 28 JERICHO                     8.375          3,206.90         90
                                       8.125          3,206.90      466,000.00
    COLUMBIA         MD   21044          1            10/05/99         14
    7047914                              05           11/01/99         25
    7047914                              O            10/01/28
    0


    1956279          225/225             F          400,000.00         T
                                         360        399,404.42          1
    209 NORTH HERON DRIVE              7.500          2,796.86         85
                                       7.250          2,796.86      475,398.00
    OCEAN CITY       MD   21842          1            10/08/99         11
    8773127                              03           12/01/99         12
1


    8773127                              O            11/01/29
    0


    1956281          225/225             F          500,000.00         ZZ
                                         360        498,455.33          1
    3580 ROCKERMAN ROAD                8.250          3,756.33         80
                                       8.000          3,756.33      630,000.00
    MIAMI            FL   33133          2            09/27/99         00
    8775208                              05           11/01/99          0
    8775208                              O            10/01/29
    0


    1956283          225/225             F          253,000.00         ZZ
                                         360        252,659.37          1
    545 HERON POINTE BLVD              8.000          1,856.42         77
                                       7.750          1,856.42      330,000.00
    MT. PLEASANT     SC   29464          2            10/22/99         00
    8780252                              03           12/01/99          0
    8780252                              O            11/01/29
    0


    1956293          815/G01             F          285,000.00         ZZ
                                         360        284,813.57          1
    7 CHRISTOPHER COURT                8.125          2,116.12         75
                                       7.875          2,116.12      385,000.00
    BABYLON          NY   11702          1            11/10/99         00
    0431655489                           05           01/01/00          0
    309052                               O            12/01/29
    0


    1956296          815/G01             F          211,000.00         ZZ
                                         360        210,858.42          1
    3 GALLOWAY COURT                   8.000          1,548.25         62
                                       7.750          1,548.25      341,558.00
    SETAUKET         NY   11733          1            11/05/99         00
    0431654813                           05           01/01/00          0
    300568                               O            12/01/29
    0


    1956300          225/225             F          386,400.00         ZZ
                                         360        385,512.50          1
    6 STACEY COURT                     7.375          2,668.77         80
                                       7.125          2,668.77      483,000.00
    SPARTA           NJ   07871          1            10/01/99         00
    8161084                              05           11/01/99          0
    8161084                              O            10/01/29
    0


1


    1956307          815/G01             F          295,920.00         ZZ
                                         360        295,257.02          1
    5 HASTINGS CIRCLE                  7.500          2,069.12         80
                                       7.250          2,069.12      369,900.00
    ROCKVILLE        MD   20850          1            09/28/99         00
    0431654763                           05           11/01/99          0
    308416                               O            10/01/29
    0


    1956318          225/225             F          450,000.00         ZZ
                                         360        449,329.97          1
    105 WOODLAND AVENUE                7.500          3,146.47         79
                                       7.250          3,146.47      575,000.00
    AVON             NJ   07717          1            11/02/99         00
    8652325                              05           12/01/99          0
    8652325                              O            11/01/29
    0


    1956319          815/G01             F          234,000.00         ZZ
                                         360        233,120.72          1
    15 SEAN MICHAEL COURT              7.500          1,636.17         60
                                       7.250          1,636.17      392,500.00
    FARMINGDALE      NY   11735          1            07/21/99         00
    0431655661                           05           09/01/99          0
    303847                               O            08/01/29
    0


    1956325          815/G01             F          280,000.00         ZZ
                                         360        279,372.66          1
    34 RENWICK AVENUE                  7.500          1,957.81         66
                                       7.250          1,957.81      430,000.00
    HUNTINGTON       NY   11743          1            09/24/99         00
    0431655620                           05           11/01/99          0
    305198                               O            10/01/29
    0


    1956326          815/G01             F          181,500.00         ZZ
                                         360        180,240.01          1
    538 PENNY LANE                     7.250          1,238.15         80
                                       7.000          1,238.15      227,500.00
    PERKASIE         PA   18944          1            04/30/99         00
    0431655430                           03           06/01/99          0
    130107                               O            05/01/29
    0


    1956328          225/225             F          400,000.00         ZZ
                                         360        399,332.27          1
    10250 THISTLE GLEN LANE            8.250          3,005.07         65
                                       8.000          3,005.07      621,350.00
1


    GREAT FALLS      VA   22066          1            10/06/99         00
    8755755                              05           12/01/99          0
    8755755                              O            11/01/29
    0


    1956333          225/225             F          350,000.00         ZZ
                                         355        349,433.30          1
    3988 TWIN SPITS ROAD               7.250          2,397.08         75
                                       7.000          2,397.08      470,000.00
    HANSVILLE        WA   98340          4            05/18/99         00
    7127765                              05           12/01/99          0
    7127765                              O            06/01/29
    0


    1956343          225/225             F          271,100.00         ZZ
                                         360        270,507.60          1
    21302 VILLAGE GREEN CIRCLE         7.625          1,918.83         95
                                       7.375          1,918.83      285,396.00
    GERMANTOWN       MD   20876          1            09/30/99         11
    8758327                              03           11/01/99         30
    8758327                              O            10/01/29
    0


    1956352          225/225             F          284,300.00         ZZ
                                         360        284,104.35          1
    3314 FIELDWOOD DRIVE               7.875          2,061.37         80
                                       7.625          2,061.37      355,900.00
    SMYRNA           GA   30080          1            11/02/99         00
    8781229                              03           01/01/00          0
    8781229                              O            12/01/29
    0


    1956355          225/225             F          304,000.00         ZZ
                                         360        303,590.70          1
    7916 SW 43RD DRIVE                 8.000          2,230.64         80
                                       7.750          2,230.64      382,500.00
    GAINESVILLE      FL   32608          1            10/12/99         00
    8262891                              05           12/01/99          0
    8262891                              O            11/01/29
    0


    1956357          225/225             F          285,000.00         ZZ
                                         357        284,671.59          1
    1313 CRESCENT AVENUE               8.875          2,271.41         47
                                       8.625          2,271.41      616,000.00
    PARK RIDGE       IL   60068          4            07/12/99         00
    7134536                              05           12/01/99          0
    7134536                              O            08/01/29
    0
1




    1956364          225/225             F          300,000.00         ZZ
                                         360        299,813.53          1
    303 BARRINGTON PARK DRIVE          8.375          2,280.22         80
                                       8.125          2,280.22      375,500.00
    GREER            SC   29650          4            11/04/99         00
    8652492                              03           01/01/00          0
    8652492                              O            12/01/29
    0


    1956725          B64/B64             F          371,250.00         ZZ
                                         360        370,960.39          1
    LOT 2 PICKERING ROAD               7.250          2,532.58         75
                                       7.000          2,532.58      500,000.00
    PHOENIXVILLE     PA   19460          4            11/19/99         00
    69782                                05           01/01/00          0
    69782                                O            12/01/29
    0


    1956763          377/G01             F          398,750.00         ZZ
                                         360        398,502.15          1
    7 DANFORTH FARM ROAD               8.375          3,030.79         90
                                       8.125          3,030.79      444,000.00
    WILBRAHAM        MA   01095          4            11/10/98         21
    0431728906                           05           01/01/00         25
    6773188                              O            12/01/29
    0


    1956786          637/G01             F          203,650.00         ZZ
                                         360        203,523.42          1
    2110 HILTON HEAD DRIVE             8.375          1,547.89         80
                                       8.125          1,547.89      254,572.00
    ROUND ROCK       TX   78664          1            11/12/99         00
    0431658715                           03           01/01/00          0
    0016174583                           O            12/01/29
    0


    1956787          637/G01             F          321,300.00         ZZ
                                         360        321,078.88          1
    2300 ABBEYWOOD ROAD                7.875          2,329.65         90
                                       7.625          2,329.65      357,000.00
    LEXINGTON        KY   40515          1            11/15/99         14
    0431657055                           05           01/01/00         25
    0018691295                           O            12/01/29
    0


    1956800          637/G01             F          340,000.00         ZZ
                                         360        339,783.19          1
1


    200 PAULSEN LANE                   8.250          2,554.31         70
                                       8.000          2,554.31      490,000.00
    PETALUMA         CA   94952          1            11/08/99         00
    0431737014                           05           01/01/00          0
    0013834429                           O            12/01/29
    0


    1956949          S89/G01             F          350,000.00         ZZ
                                         360        349,752.98          1
    1062 NW SKYLINE DRIVE              7.750          2,507.44         88
                                       7.500          2,507.44      400,000.00
    PENDLETON        OR   97801          2            11/10/99         10
    0431659093                           05           01/01/00         25
    1140032                              O            12/01/29
    0


    1956973          S89/G01             F          180,000.00         ZZ
                                         360        179,581.24          1
    21 LIBERTY HILL DRIVE              8.750          1,416.06         70
                                       8.500          1,416.06      259,900.00
    BLACKSTONE       MA   01504          1            08/30/99         00
    0431659184                           05           10/01/99          0
    0018783233                           O            09/01/29
    0


    1956975          S89/G01             F          292,000.00         ZZ
                                         360        290,316.85          1
    4515 19TH STRRET N                 7.125          1,967.26         80
                                       6.875          1,967.26      365,000.00
    ARLINGTON        VA   22207          1            06/25/99         00
    0431659085                           05           08/01/99          0
    23299088                             O            07/01/29
    0


    1956995          163/G01             F          620,000.00         ZZ
                                         360        619,206.58          1
    3 CHUCK HOLLOW COURT               8.250          4,657.85         80
                                       8.000          4,657.85      775,000.00
    HUNTINGTON       NY   11743          1            10/28/99         00
    0431662352                           05           12/01/99          0
    1000157221                           O            11/01/29
    0


    1957077          455/G01             F          640,000.00         ZZ
                                         360        639,612.28          1
    300 SELDON SEEN TRAIL              8.500          4,921.05         64
                                       8.250          4,921.05    1,000,000.00
    CANTON           GA   30115          4            11/23/99         00
    0431690171                           05           01/01/00          0
1


    09000048                             O            12/01/29
    0


    1957097          163/163             F          350,000.00         ZZ
                                         360        349,771.05          1
    5540 MAPLE HEIGHTS ROAD            8.125          2,598.74         53
                                       7.875          2,598.74      662,000.00
    GREENWOOD        MN   55331          1            11/16/99         00
    0003001019029                        05           01/01/00          0
    0003001019029                        O            12/01/29
    0


    1957240          588/G01             F          351,920.00         ZZ
                                         360        351,421.63          1
    6 GLEN AIRLEE ROAD                 7.750          2,521.20         80
                                       7.500          2,521.20      439,900.00
    MORRIS TOWNSHIP  NJ   07961          1            10/28/99         00
    0431676675                           05           12/01/99          0
    1011070                              O            11/01/29
    0


    1957243          588/G01             F          300,000.00         ZZ
                                         360        299,818.26          1
    925 OLD BOSTON POST ROAD           8.500          2,306.74         93
                                       8.250          2,306.74      325,000.00
    MAMARONECK TOWN  NY   10543          1            11/15/99         04
    0431660539                           05           01/01/00         30
    9999999                              O            12/01/29
    0


    1957246          588/G01             F          311,200.00         ZZ
                                         360        310,801.76          1
    4 JOHNSTON DRIVE                   8.250          2,337.94         80
                                       8.000          2,337.94      389,000.00
    MORRIS TOWNSHIP  NJ   07960          1            10/19/99         00
    0431660521                           05           12/01/99          0
    1008362                              O            11/01/29
    0


    1957253          A54/G01             F          298,300.00         ZZ
                                         360        297,767.84          1
    1356 NORTH LEAVITT                 8.625          2,320.15         95
                                       8.375          2,320.15      314,000.00
    CHICAGO          IL   60622          1            09/23/99         01
    0431668417                           05           11/01/99         30
    0002588960                           O            10/01/29
    0


1


    1957255          588/G01             F          392,000.00         ZZ
                                         360        391,498.34          1
    5 RICE LANE                        8.250          2,944.97         85
                                       8.000          2,944.97      465,000.00
    WASHINGTON TOWN  NJ   07853          2            10/22/99         10
    0431676758                           05           12/01/99         12
    1008506                              O            11/01/29
    0


    1957258          A54/G01             F          351,000.00         ZZ
                                         360        350,306.50          1
    2899 AVENIDA DE AUTLAN             8.125          2,606.17         63
                                       7.875          2,606.17      561,000.00
    CAMARILLO        CA   93010          1            09/08/99         00
    0431669712                           03           11/01/99          0
    0002553592                           O            10/01/29
    0


    1957260          588/G01             F          263,200.00         ZZ
                                         360        263,023.40          1
    527 CONNIE AVENUE                  8.000          1,931.27         80
                                       7.750          1,931.27      329,000.00
    FRANKLIN LAKES   NJ   07417          1            11/19/99         00
    0431668508                           05           01/01/00          0
    1011450                              O            12/01/29
    0


    1957261          588/G01             F          284,000.00         ZZ
                                         360        283,645.71          1
    14354 CHESTERFIELD ROAD            8.375          2,158.61         80
                                       8.125          2,158.61      355,000.00
    ROCKVILLE        MD   20853          1            10/22/99         00
    0431662113                           05           12/01/99          0
    1007432                              O            11/01/29
    0


    1957262          A54/G01             F          650,000.00         ZZ
                                         360        648,614.80          1
    1750 CAMINO MANADERO               7.750          4,656.68         55
                                       7.500          4,656.68    1,200,000.00
    SANTA BARBARA    CA   93111          1            09/09/99         00
    0431667773                           05           11/01/99          0
    0002556058                           O            10/01/29
    0


    1957263          588/G01             F          280,000.00         ZZ
                                         360        279,418.13          1
    2823 SOUTH JOYCE STREET            7.875          2,030.19         80
                                       7.625          2,030.19      350,000.00
1


    ARLINGTON        VA   22202          1            09/27/99         00
    0431675917                           05           11/01/99          0
    1005941                              O            10/01/29
    0


    1957265          588/G01             F          548,000.00         ZZ
                                         360        546,289.87          1
    10702 MILKWEED DRIVE               7.875          3,973.38         80
                                       7.625          3,973.38      685,000.00
    GREAT FALLS      VA   22066          1            10/28/99         00
    0431666874                           05           12/01/99          0
    1010231                              O            11/01/29
    0


    1957266          A54/G01             F          310,000.00         ZZ
                                         360        309,339.36          1
    10851 KALINDA LANE                 7.750          2,220.88         79
                                       7.500          2,220.88      395,875.00
    ST LOUIS         MO   63128          1            09/10/99         00
    0431669936                           05           11/01/99          0
    0002540342                           O            10/01/29
    0


    1957267          A54/G01             F          278,800.00         ZZ
                                         360        277,964.54          1
    8466 HARVEST WIND                  7.500          1,949.42         80
                                       7.250          1,949.42      348,500.00
    WESTERVILLE      OH   43082          1            08/19/99         00
    0431668169                           05           10/01/99          0
    0002553501                           O            09/01/29
    0


    1957270          A54/G01             F          300,850.00         ZZ
                                         360        300,455.06          1
    10185 GOLFSIDE DRIVE               8.125          2,233.81         80
                                       7.875          2,233.81      376,100.00
    GRAND BLANC      MI   48439          1            10/15/99         00
    0431670025                           05           12/01/99          0
    0002587814                           O            11/01/29
    0


    1957273          A54/G01             F          373,000.00         ZZ
                                         360        372,557.97          1
    3123 CENTRAL STREET                8.625          2,901.16         80
                                       8.375          2,901.16      467,000.00
    GLENVIEW         IL   60025          2            11/01/99         00
    0431667708                           05           12/01/99          0
    0002628774                           O            11/01/29
    0
1




    1957309          299/G01             F          428,000.00         ZZ
                                         360        421,765.21          1
    28 MILE COURSE                     7.625          3,029.36         80
                                       7.375          3,029.36      535,000.00
    WILLIAMSBURG     VA   23185          2            05/13/98         00
    0431679398                           03           07/01/98          0
    0000717800                           O            06/01/28
    0


    1957321          299/G01             F          316,000.00         ZZ
                                         360        315,391.33          1
    62 EAST SUMMIT STREET              8.250          2,374.00         80
                                       8.000          2,374.00      395,000.00
    CHAGRIN FALLS    OH   44022          1            09/13/99         00
    0431679901                           05           11/01/99          0
    050699021                            O            10/01/29
    0


    1957332          299/G01             F          337,000.00         ZZ
                                         360        336,546.25          1
    11513 THAMESFORD COURT             8.000          2,472.79         85
                                       7.750          2,472.79      397,000.00
    RICHMOND         VA   23233          1            10/08/99         10
    0431672484                           03           12/01/99         12
    0001083130                           O            11/01/29
    0


    1957340          299/G01             F          340,900.00         ZZ
                                         360        340,463.74          1
    11839 SE REDHAWKS LANE             8.250          2,561.07         72
                                       8.000          2,561.07      480,000.00
    PORTLAND         OR   97236          1            09/30/99         00
    0431672294                           03           12/01/99          0
    0137467593                           O            11/01/29
    0


    1957345          299/G01             F          470,240.00         ZZ
                                         360        469,357.00          1
    4101 E 17TH AVENUE                 8.375          3,574.17         80
                                       8.125          3,574.17      587,800.00
    DENVER           CO   80220          1            09/17/99         00
    0431672427                           05           11/01/99          0
    0137447322                           O            10/01/29
    0


    1957367          299/G01             F          125,600.00         ZZ
                                         360        125,375.92          1
1


    2770 BLOCKER PLACE                 8.625            976.91         80
                                       8.375            976.91      157,000.00
    FALLS CHURCH     VA   22043          1            10/01/99         00
    0431664895                           05           11/01/99          0
    0135176311                           O            10/01/29
    0


    1957370          H47/G01             F          293,000.00         ZZ
                                         360        292,803.39          1
    5437 WEST PRENTICE CIRCLE          8.000          2,149.94         74
                                       7.750          2,149.94      399,312.00
    DENVER           CO   80123          1            12/01/99         00
    0431664127                           03           01/01/00          0
    654230                               O            12/01/29
    0


    1957372          299/G01             F          271,200.00         ZZ
                                         360        270,664.16          1
    36451 FOREST TRAIL                 8.125          2,013.66         80
                                       7.875          2,013.66      339,000.00
    ELIZABETH        CO   80107          4            09/15/99         00
    0431675693                           05           11/01/99          0
    0135054922                           O            10/01/29
    0


    1957377          286/286             F          575,000.00         ZZ
                                         360        574,594.18          1
    727 FOREST GLEN LANE               8.000          4,219.15         80
                                       7.750          4,219.15      725,000.00
    OAKBROOK         IL   60523          1            11/02/99         00
    0642848                              03           01/01/00          0
    0642848                              O            12/01/29
    0


    1957379          299/G01             F          350,000.00         ZZ
                                         360        349,290.75          1
    1940 WATERCRESS WAY                8.000          2,568.18         31
                                       7.750          2,568.18    1,150,000.00
    HIGHLAND PARK    IL   60035          1            09/14/99         00
    0431672328                           05           11/01/99          0
    0001082443                           O            10/01/29
    0


    1957382          299/G01             F          273,600.00         ZZ
                                         360        272,554.07          1
    3827 N CREEK BANK DRIVE            7.875          1,983.79         80
                                       7.625          1,983.79      343,000.00
    EDMOND           OK   73003          1            07/30/99         00
    0431679547                           03           09/01/99          0
1


    0001093270                           O            08/01/29
    0


    1957390          299/G01             F          550,000.00         ZZ
                                         360        548,639.58          1
    2512 CENTER STREET                 7.000          3,659.17         63
                                       6.750          3,659.17      880,000.00
    BETHLEHEM        PA   18017          1            09/30/99         00
    0431673763                           05           11/01/99          0
    0110911773                           O            10/01/29
    0


    1957394          299/G01             F          300,000.00         ZZ
                                         360        299,123.16          1
    1204 CAPE COD CIRCLE               7.625          2,123.38         63
                                       7.375          2,123.38      478,000.00
    LEXINGTON        KY   40504          1            08/27/99         00
    0431664945                           05           10/01/99          0
    0001047546                           O            09/01/29
    0


    1957397          299/G01             F          296,000.00         ZZ
                                         360        295,594.86          1
    2176 CHESAPEAKE HARBOUR DRIVE      8.250          2,223.75         80
                                       8.000          2,223.75      370,000.00
    ANNAPOLIS        MD   21403          1            10/04/99         00
    0431665645                           01           12/01/99          0
    0137463733                           O            11/01/29
    0


    1957405          299/G01             F          316,000.00         ZZ
                                         360        314,870.31          1
    2919 OLIVE STREET NW               7.750          2,263.87         80
                                       7.500          2,263.87      395,900.00
    WASHINGTON       DC   20007          1            07/21/99         00
    0431664903                           05           09/01/99          0
    0001063212                           O            08/01/29
    0


    1957414          299/G01             F          284,000.00         ZZ
                                         360        279,489.61          1
    10952 STUART MILL ROAD             6.875          1,865.68         80
                                       6.625          1,865.68      355,000.00
    OAKTON           VA   22124          1            06/11/98         00
    0431672518                           03           08/01/98          0
    0000794721                           O            07/01/28
    0


1


    1957417          299/G01             F          372,000.00         ZZ
                                         360        371,024.10          1
    1126 SOUTH HIDDEN BROOK            7.875          2,697.26         80
                                       7.625          2,697.26      465,000.00
    PALATINE         IL   60067          1            09/15/99         00
    0431664986                           05           11/01/99          0
    1094023                              O            10/01/29
    0


    1957423          299/G01             F          425,000.00         ZZ
                                         360        424,116.76          1
    8542 WENDELLSHIRE WAY              7.875          3,081.55         63
                                       7.625          3,081.55      675,000.00
    MECHANICSVILLE   VA   23111          5            09/30/99         00
    0431672443                           03           11/01/99          0
    0111007860                           O            10/01/29
    0


    1957425          299/G01             F          315,500.00         ZZ
                                         360        313,846.61          1
    102 FAIRWAY LANE                   6.750          2,046.33         80
                                       6.500          2,046.33      394,380.00
    YORKTOWN         VA   23693          1            06/30/99         00
    0431673698                           03           08/01/99          0
    1081151                              O            07/01/29
    0


    1957435          299/G01             F          450,000.00         ZZ
                                         360        444,213.30          1
    507 SCENIC WAY                     7.000          2,993.87         64
                                       6.750          2,993.87      710,000.00
    GREAT FALLS      VA   22066          2            06/24/99         00
    0431664853                           05           08/01/99          0
    011089595                            O            07/01/29
    0


    1957440          299/G01             F          369,000.00         ZZ
                                         360        368,289.23          1
    3291 CASTLE BUTTE DRIVE            8.250          2,772.18         80
                                       8.000          2,772.18      465,000.00
    CASTLE ROCK      CO   80104          2            09/22/99         00
    0431673755                           05           11/01/99          0
    0135052371                           O            10/01/29
    0


    1957444          299/G01             F          369,000.00         ZZ
                                         360        368,503.15          1
    2620 KIT FOX COURT                 8.000          2,707.60         90
                                       7.750          2,707.60      410,632.00
1


    FORT COLLINS     CO   80526          1            10/06/99         14
    0431673748                           03           12/01/99         25
    0137447629                           O            11/01/29
    0


    1957446          299/G01             F          284,400.00         ZZ
                                         360        283,048.57          1
    8204 EDEN CLOSE COURT              7.250          1,940.11         90
                                       7.000          1,940.11      316,000.00
    RALEIGH          NC   27613          1            06/24/99         01
    0431672278                           03           08/01/99         30
    0001079947                           O            07/01/29
    0


    1957598          299/G01             F          337,150.00         ZZ
                                         360        336,356.19          1
    21974 HYDE PARK DRIVE              7.250          2,299.96         80
                                       7.000          2,299.96      421,442.00
    ASHBURN          VA   20147          1            09/16/99         00
    0431679554                           03           11/01/99          0
    1090819                              O            10/01/29
    0


    1957604          299/G01             F          362,400.00         ZZ
                                         360        361,769.90          1
    31400 N REIGATE LANE               8.750          2,851.01         80
                                       8.500          2,851.01      453,000.00
    GREEN OAKS       IL   60048          2            09/27/99         00
    0431665736                           05           11/01/99          0
    0135056034                           O            10/01/29
    0


    1957607          299/G01             F          268,000.00         ZZ
                                         360        267,041.96          1
    1804 21ST STREET                   7.750          1,919.98         80
    UNIT 1804                          7.500          1,919.98      335,000.00
    ARLINGTON        VA   22209          1            07/21/99         00
    0431679471                           01           09/01/99          0
    1089203                              O            08/01/29
    0


    1957612          299/G01             F          392,000.00         ZZ
                                         360        391,015.16          3
    49 ELM STREET                      8.375          2,979.48         80
                                       8.125          2,979.48      490,000.00
    CHARLESTOWN      MA   02129          1            08/30/99         00
    0431679182                           05           10/01/99          0
    135160083                            O            09/01/29
    0
1




    1957619          299/G01             F          428,800.00         ZZ
                                         360        427,515.10          1
    8401 SILL SHORE                    7.500          2,998.23         76
                                       7.250          2,998.23      565,000.00
    SODUS            NY   14555          1            08/11/99         00
    0431672336                           05           10/01/99          0
    1083438                              O            09/01/29
    0


    1957726          N96/G01             F          159,850.00         ZZ
                                         360        159,850.00          1
    3315 DEEP FOREST DRIVE             8.250          1,200.90         56
                                       8.000          1,200.90      289,850.00
    PINETOP          AZ   85935          1            12/09/99         00
    0431711043                           03           02/01/00          0
    990715                               O            01/01/30
    0


    1957750          M29/G01             F          133,500.00         ZZ
                                         360        133,412.67          1
    4594 SOUTH INDEPENDENCE STREET     8.125            991.24         80
                                       7.875            991.24      167,000.00
    LITTLETON        CO   80123          2            11/24/99         00
    0431670819                           05           01/01/00          0
    WHITE                                O            12/01/29
    0


    1958151          163/G01             F          412,000.00         ZZ
                                         360        411,723.56          1
    7071 SHADY OAK TRAIL               8.000          3,023.11         80
                                       7.750          3,023.11      515,000.00
    VACAVILLE        CA   95688          1            11/16/99         00
    0431695683                           05           01/01/00          0
    717118318                            O            12/01/29
    0


    1958156          163/G01             F          500,000.00         ZZ
                                         360        499,637.50          1
    2770 SW BUTLER ROAD                8.250          3,756.33         66
                                       8.000          3,756.33      763,600.00
    GRESHAM          OR   97030          2            11/16/99         00
    0431685346                           05           01/01/00          0
    817139066                            O            12/01/29
    0


    1958249          F88/G01             F          630,000.00         ZZ
                                         360        629,598.27          1
1


    2353 DOLPHIN COURT                 8.250          4,732.98         70
                                       8.000          4,732.98      900,000.00
    HENDERSON        NV   89014          1            11/29/99         00
    0431721778                           03           01/01/00          0
    29911091                             O            12/01/29
    0


    1958351          D13/D13             F          444,800.00         ZZ
                                         360        444,800.00          1
    203 LINDEN TREE ROAD               8.125          3,302.63         80
                                       7.875          3,302.63      556,000.00
    WILTON           CT   06897          1            12/03/99         00
    623                                  05           02/01/00          0
    623                                  O            01/01/30
    0


    1958368          F26/G01             F          350,000.00         ZZ
                                         360        349,516.69          1
    9004 SOUTHEAST 60TH STREET         7.875          2,537.74         70
                                       7.625          2,537.74      505,000.00
    MERCER ISLAND    WA   98040          1            10/13/99         00
    0431670892                           05           12/01/99          0
    7142644801                           O            11/01/29
    0


    1958496          687/G01             F          185,200.00         ZZ
                                         360        185,084.89          1
    1009 HARTING FARM ROAD             8.375          1,407.65         80
                                       8.125          1,407.65      231,500.00
    ARNOLD           MD   21012          1            11/12/99         00
    0431670298                           03           01/01/00          0
    9910291954                           O            12/01/29
    0


    1958498          964/G01             F          535,000.00         ZZ
                                         360        535,000.00          1
    22 CYPRESS ROAD                    7.625          3,786.70         69
                                       7.375          3,786.70      785,000.00
    POINTE REYES ST  CA   94956          1            12/01/99         00
    0431677517                           05           02/01/00          0
    64994                                O            01/01/30
    0


    1958518          462/G01             F          423,150.00         ZZ
                                         360        422,580.25          1
    1921 SOUTH SARAZEN COURT           8.000          3,104.93         80
                                       7.750          3,104.93      529,000.00
    LA HABRA         CA   90631          1            10/18/99         00
    0431697184                           05           12/01/99          0
1


    0006987200                           O            11/01/29
    0


    1958532          462/G01             F          290,300.00         ZZ
                                         360        290,114.88          1
    1548 SAPPHIRE DRIVE                8.250          2,180.93         80
                                       8.000          2,180.93      362,900.00
    CARLSBAD         CA   92009          1            11/10/99         00
    0431696210                           03           01/01/00          0
    0007484009                           O            12/01/29
    0


    1958539          462/G01             F          329,350.00         ZZ
                                         360        329,129.01          1
    16339 ALIPAZ COURT                 8.000          2,416.66         80
                                       7.750          2,416.66      411,739.00
    SAN DIEGO        CA   92127          1            11/02/99         00
    0431696152                           03           01/01/00          0
    0007460009                           O            12/01/29
    0


    1958544          462/G01             F          270,600.00         ZZ
                                         360        270,253.71          1
    2762 UNICORNIO STREET              8.250          2,032.93         80
                                       8.000          2,032.93      338,300.00
    CARLSBAD         CA   92009          1            10/21/99         00
    0431696244                           03           12/01/99          0
    0007464209                           O            11/01/29
    0


    1958548          462/G01             F          268,750.00         ZZ
                                         360        268,397.19          1
    3040 SW 192 AVENUE                 8.125          1,995.47         80
                                       7.875          1,995.47      335,990.00
    MIRAMAR          FL   33029          1            10/26/99         00
    0431697093                           03           12/01/99          0
    0007460108                           O            11/01/29
    0


    1958551          462/G01             F          325,050.00         ZZ
                                         360        324,831.89          1
    6 EDELWEISS                        8.000          2,385.11         80
                                       7.750          2,385.11      406,326.00
    LAS FLORES AREA  CA   92688          1            11/01/99         00
    0431696335                           03           01/01/00          0
    0007167406                           O            12/01/29
    0


1


    1958554          462/G01             F          346,050.00         ZZ
                                         360        345,811.84          1
    711 SALTILLO PLACE                 7.875          2,509.11         80
                                       7.625          2,509.11      432,623.00
    FREMONT          CA   94536          1            11/02/99         00
    0431696392                           03           01/01/00          0
    0007213606                           O            12/01/29
    0


    1958557          462/G01             F          448,300.00         ZZ
                                         360        447,999.20          1
    500 RUDDER AVENUE                  8.000          3,289.47         80
                                       7.750          3,289.47      560,493.00
    CARLSBAD         CA   92009          1            11/09/99         00
    0431696384                           03           01/01/00          0
    0007216609                           O            12/01/29
    0


    1958559          462/G01             F          292,100.00         ZZ
                                         360        291,696.64          1
    4909 BRIDGEHAMPTON BLVD            7.875          2,117.93         80
                                       7.625          2,117.93      365,176.00
    SARASOTA         FL   34238          1            10/28/99         00
    0431696350                           05           12/01/99          0
    0007305600                           O            11/01/29
    0


    1958561          462/G01             F          374,300.00         ZZ
                                         360        374,055.15          1
    158 CYMBIDIUM CIRCLE               8.125          2,779.17         80
                                       7.875          2,779.17      467,993.00
    SOUTH SAN FRANC  CA   94080          1            11/01/99         00
    0431696483                           05           01/01/00          0
    0007277502                           O            12/01/29
    0


    1958563          462/G01             F          254,500.00         ZZ
                                         360        254,341.81          1
    580 BORGES COURT                   8.375          1,934.39         80
                                       8.125          1,934.39      321,000.00
    FOLSOM           CA   95630          1            11/04/99         00
    0431697127                           05           01/01/00          0
    0007299902                           O            12/01/29
    0


    1958566          462/G01             F          314,350.00         ZZ
                                         360        314,133.66          1
    4210 FLOYD DRIVE                   7.875          2,279.26         90
                                       7.625          2,279.26      349,327.00
1


    CORONA           CA   92883          1            11/04/99         11
    0431696442                           05           01/01/00         25
    0006925002                           O            12/01/29
    0


    1958574          462/G01             F          263,950.00         ZZ
                                         360        263,777.33          1
    38 MONSTAD STREET                  8.125          1,959.83         80
                                       7.875          1,959.83      329,990.00
    ALISO VIEJO ARE  CA   92614          1            11/12/99         00
    0431696715                           03           01/01/00          0
    0007341308                           O            12/01/29
    0


    1958581          462/G01             F          252,750.00         ZZ
                                         360        252,409.67          1
    15898 SEDONA DRIVE                 8.000          1,854.60         90
                                       7.750          1,854.60      280,885.00
    CHINO HILLS      CA   91709          1            10/15/99         11
    0431697044                           05           12/01/99         25
    0007347602                           O            11/01/29
    0


    1958584          A21/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    4 HARPER STREET                    8.375          2,280.22         74
                                       8.125          2,280.22      409,877.00
    WEST ORANGE      NJ   07052          1            12/02/99         00
    0431670504                           05           02/01/00          0
    0100108984                           O            01/01/30
    0


    1958585          462/G01             F          292,500.00         ZZ
                                         360        292,096.08          1
    2365 RIVERSIDE COURT               7.875          2,120.83         69
                                       7.625          2,120.83      427,176.00
    SAN LEANDRO      CA   94579          1            10/08/99         00
    0431696814                           03           12/01/99          0
    0007337306                           O            11/01/29
    0


    1958590          462/G01             F          363,150.00         ZZ
                                         360        362,661.04          1
    162 CYMBIDIUM CIRCLE               8.000          2,664.67         80
                                       7.750          2,664.67      453,986.00
    SOUTH SAN FRANC  CA   94080          1            10/15/99         00
    0431697077                           05           12/01/99          0
    0007170400                           O            11/01/29
    0
1




    1958597          462/G01             F          343,400.00         ZZ
                                         360        343,169.58          1
    161 CYMBIDIUM CIRCLE               8.000          2,519.75         75
                                       7.750          2,519.75      457,883.00
    SOUTH SAN FRANC  CA   94080          1            11/01/99         00
    0431696780                           03           01/01/00          0
    0007274301                           O            12/01/29
    0


    1958603          462/G01             F          460,300.00         ZZ
                                         360        459,695.75          1
    678 ORCHID DRIVE                   8.125          3,417.72         80
                                       7.875          3,417.72      575,377.00
    SOUTH SAN FRANC  CA   94080          1            10/18/99         00
    0431696905                           03           12/01/99          0
    0007275605                           O            11/01/29
    0


    1958609          462/G01             F          311,850.00         ZZ
                                         360        311,305.57          1
    4 EDELWEISS                        7.875          2,261.13         80
                                       7.625          2,261.13      389,827.00
    LAS FLORES AREA  CA   92688          1            10/25/99         00
    0431696293                           05           12/01/99          0
    0007061401                           O            11/01/29
    0


    1958611          A75/G01             F          308,000.00         ZZ
                                         360        307,793.33          1
    2537 SOUTHEAST 12TH STREET         8.000          2,260.00         80
                                       7.750          2,260.00      385,000.00
    POMPANO BEACH    FL   33062          1            11/30/99         00
    0431670702                           05           01/01/00          0
    1000024156                           O            12/01/29
    0


    1958621          462/G01             F          280,250.00         ZZ
                                         360        280,071.29          1
    16357 ALIPAZ COURT                 8.250          2,105.43         71
                                       8.000          2,105.43      397,653.00
    SAN DIEGO        CA   92127          1            11/01/99         00
    0431696186                           03           01/01/00          0
    0007406705                           O            12/01/29
    0


    1958626          462/G01             F          259,050.00         ZZ
                                         360        258,862.51          1
1


    15880 SEDONA DRIVE                 7.625          1,833.54         95
                                       7.375          1,833.54      272,685.00
    CHINO HILLS      CA   91709          1            11/01/99         04
    0431696426                           03           01/01/00         30
    0007326903                           O            12/01/29
    0


    1958627          A50/A50             F          307,300.00         ZZ
                                         360        306,916.66          1
    224 COUNTY ROAD 3989               8.375          2,335.70         70
                                       8.125          2,335.70      439,000.00
    JASPER           AL   35503          2            10/22/99         00
    108678                               05           12/01/99          0
    108678                               O            11/01/29
    0


    1958632          462/G01             F          260,900.00         ZZ
                                         360        260,724.93          1
    1685 NORTH MARINE DRIVE            8.000          1,914.40         78
                                       7.750          1,914.40      335,919.00
    ORANGE           CA   92867          1            11/09/99         00
    0431696343                           03           01/01/00          0
    0007336605                           O            12/01/29
    0


    1958637          462/G01             F          300,300.00         ZZ
                                         360        300,103.56          1
    1850 WEST COOPER COURT             8.125          2,229.72         80
                                       7.875          2,229.72      375,485.00
    LA HABRA         CA   90631          1            11/01/99         00
    0431696772                           03           01/01/00          0
    0007085905                           O            12/01/29
    0


    1958638          665/G01             F           60,000.00         ZZ
                                         360         59,927.04          1
    25185 BRIGGS ROAD                  8.500            461.35         67
                                       8.250            461.35       90,000.00
    ROMOLAND         CA   92585          1            10/01/99         00
    0431696202                           05           12/01/99          0
    9901232939                           O            11/01/29
    0


    1958643          462/G01             F          353,900.00         ZZ
                                         360        353,411.28          1
    2361 RIVERSIDE COURT               7.875          2,566.03         80
                                       7.625          2,566.03      442,491.00
    SAN LEANDRO      CA   94579          1            10/18/99         00
    0431696590                           03           12/01/99          0
1


    0007437700                           O            11/01/29
    0


    1958650          462/G01             F          359,950.00         ZZ
                                         360        359,695.95          1
    1011 SUNSET HILLS LANE             7.750          2,578.73         71
                                       7.500          2,578.73      509,990.00
    REDLANDS         CA   92373          1            11/03/99         00
    0431696574                           03           01/01/00          0
    007445901                            O            12/01/29
    0


    1958656          462/G01             F          346,000.00         ZZ
                                         360        345,767.84          1
    16321 ALIPAZ COURT                 8.000          2,538.83         79
                                       7.750          2,538.83      438,974.00
    BERNARDO SPRING  CA   92127          1            11/09/99         00
    0431697358                           03           01/01/00          0
    0007513302                           O            12/01/29
    0


    1958660          462/G01             F          274,350.00         ZZ
                                         360        274,170.53          1
    715 SOUTH LASSEN COURT             8.125          2,037.05         80
                                       7.875          2,037.05      342,990.00
    ANAHEIM          CA   92804          1            11/08/99         00
    0431696665                           05           01/01/00          0
    0007512502                           O            12/01/29
    0


    1958663          462/G01             F          291,200.00         ZZ
                                         360        291,004.60          1
    46 MONSTAD STREET                  8.000          2,136.73         80
                                       7.750          2,136.73      364,000.00
    ALISO VIEJO ARE  CA   92656          1            11/01/99         00
    0431697432                           03           01/01/00          0
    0007499106                           O            12/01/29
    0


    1958667          462/G01             F          300,000.00         ZZ
                                         360        299,777.35          1
    522 KNOTS LANE                     7.500          2,097.65         63
                                       7.250          2,097.65      480,900.00
    CARLSBAD         CA   92009          1            11/10/99         00
    0431697408                           03           01/01/00          0
    0007513609                           O            12/01/29
    0


1


    1958669          462/G01             F          275,750.00         ZZ
                                         360        275,378.71          1
    8 EDELWEISS                        8.000          2,023.36         80
                                       7.750          2,023.36      344,712.00
    LAS FLORES AREA  CA   92688          1            10/15/99         00
    0431697382                           05           12/01/99          0
    0007032402                           O            11/01/29
    0


    1958671          462/G01             F          340,000.00         ZZ
                                         360        339,493.76          1
    2946 PASEO CAZADOR                 7.500          2,377.33         73
                                       7.250          2,377.33      469,900.00
    CARLSBAD         CA   92009          1            10/15/99         00
    0431701325                           05           12/01/99          0
    0006783401                           O            11/01/29
    0


    1958672          253/253             F          357,288.00         ZZ
                                         360        357,048.26          1
    219 FOX ST                         8.000          2,621.66         80
                                       7.750          2,621.66      446,611.00
    CARY             IL   60013          1            11/22/99         00
    947401                               03           01/01/00          0
    947401                               O            12/01/29
    0


    1958675          462/G01             F          650,000.00         ZZ
                                         360        649,552.67          1
    2652 CIRCLE DRIVE                  7.875          4,712.96         59
                                       7.625          4,712.96    1,110,000.00
    NEWPORT BEACH    CA   92663          1            11/11/99         00
    0431696681                           03           01/01/00          0
    0007456304                           O            12/01/29
    0


    1958679          462/G01             F          305,000.00         ZZ
                                         360        304,805.51          1
    6431 AMETHYST WAY                  8.250          2,291.37         80
                                       8.000          2,291.37      381,287.00
    CARLSBAD         CA   92009          1            11/01/99         00
    0431696616                           03           01/01/00          0
    0007459209                           O            12/01/29
    0


    1958688          286/286             F          399,350.00         ZZ
                                         360        399,101.78          1
    350 LAKE DRIVE                     8.375          3,035.35         80
                                       8.125          3,035.35      499,220.00
1


    SUNRISE BEACH    MO   65079          2            11/15/99         00
    643747                               03           01/01/00          0
    643747                               O            12/01/29
    0


    1958692          B57/G01             F          596,000.00         ZZ
                                         360        595,589.83          1
    7718 SKYHILL DRIVE                 7.875          4,321.42         80
                                       7.625          4,321.42      745,000.00
    LOS ANGELES      CA   90068          1            11/30/99         00
    0431686245                           05           01/01/00          0
    9914559                              O            12/01/29
    0


    1958765          964/G01             F          329,000.00         ZZ
                                         360        328,784.78          1
    3329 NORTHWEST SPENCER STREET      8.125          2,442.82         77
                                       7.875          2,442.82      429,000.00
    PORTLAND         OR   97229          1            11/18/99         00
    0431681782                           05           01/01/00          0
    60102725                             O            12/01/29
    0


    1958784          B60/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    1394 GAZDAR COURT                  7.875          2,146.21         80
                                       7.625          2,146.21      370,000.00
    SANTA CLARA      CA   95051          1            11/24/99         00
    0431679703                           03           02/01/00          0
    279352                               O            01/01/30
    0


    1958788          B60/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    9953 CUMMINS PLACE                 7.750          2,005.95         80
                                       7.500          2,005.95      350,000.00
    SAN DIEGO        CA   92131          1            11/23/99         00
    0431684620                           05           02/01/00          0
    278865                               O            01/01/30
    0


    1958805          H47/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    14178 EAST GRAND AVENUE            8.000          2,054.55         80
                                       7.750          2,054.55      354,268.00
    AURORA           CO   80015          1            12/08/99         00
    0431682319                           03           02/01/00          0
    000                                  O            01/01/30
    0
1




    1958811          E76/G01             F          207,500.00         ZZ
                                         360        207,367.68          1
    2015 KIDWELL STREET                8.250          1,558.88         75
                                       8.000          1,558.88      280,000.00
    DALLAS           TX   75214          2            11/30/99         00
    0431679190                           05           01/01/00          0
    100027200199110                      O            12/01/29
    0


    1958814          637/G01             F          375,000.00         ZZ
                                         360        374,754.69          1
    2709 BAY BOULEVARD                 8.125          2,784.37         68
                                       7.875          2,784.37      555,999.00
    INDIAN ROCKS BE  FL   33785          1            11/18/99         00
    0431703065                           05           01/01/00          0
    0017769506                           O            12/01/29
    0


    1958831          163/163             F          308,000.00         T
                                         360        307,813.42          1
    785 BIG SKY PLACE                  8.500          2,368.25         80
                                       8.250          2,368.25      385,000.00
    PAGOSA SPRINGS   CO   81147          1            11/04/99         00
    230091759                            03           01/01/00          0
    230091759                            O            12/01/29
    0


    1958838          163/163             F          296,000.00         ZZ
                                         360        295,796.29          1
    15 HAMPTON STREET                  7.875          2,146.21         80
                                       7.625          2,146.21      370,000.00
    CRANFORD         NJ   07016          1            11/24/99         00
    217184237                            05           01/01/00          0
    217184237                            O            12/01/29
    0


    1958841          163/163             F          272,000.00         ZZ
                                         360        271,817.49          1
    1902 EAST WASHINGTON AVENUE        8.000          1,995.84         80
                                       7.750          1,995.84      340,000.00
    GILBERT          AZ   85234          1            11/16/99         00
    217193014                            05           01/01/00          0
    217193014                            O            12/01/29
    0


    1958844          163/163             F          288,000.00         ZZ
                                         360        287,787.72          1
1


    160 WEST OAK CIRCLE                8.000          2,113.24         90
                                       7.750          2,113.24      320,000.00
    WOODLAND HILLS   UT   84653          2            11/22/99         04
    400179982                            05           01/01/00         25
    400179982                            O            12/01/29
    0


    1958848          163/163             F          580,000.00         ZZ
                                         360        579,600.85          1
    9280 OVERLAND DRIVE                7.875          4,205.40         78
                                       7.625          4,205.40      752,275.00
    PRIOR LAKE       MN   55372          4            11/08/99         00
    64625869                             05           01/01/00          0
    64625869                             O            12/01/29
    0


    1958852          163/163             F          247,600.00         ZZ
                                         360        247,450.00          1
    4563 DEVONSHIRE ROAD               8.500          1,903.83         80
                                       8.250          1,903.83      309,500.00
    CENTER VALLEY    PA   18034          1            11/17/99         00
    400578253                            05           01/01/00          0
    400578253                            O            12/01/29
    0


    1958860          637/G01             F          335,200.00         ZZ
                                         360        334,975.09          1
    2252 WEST PASEO DEL MAR            8.000          2,459.58         80
                                       7.750          2,459.58      419,000.00
    SAN PEDRO        CA   90732          1            11/19/99         00
    0431720259                           05           01/01/00          0
    0015343064                           O            12/01/29
    0


    1958877          144/144             F          400,000.00         ZZ
                                         360        399,731.61          1
    HARBOR ROAD                        8.000          2,935.06         62
                                       7.750          2,935.06      650,000.00
    SMITHTOWN        NY   11780          2            11/24/99         00
    160630467                            05           01/01/00          0
    160630467                            O            12/01/29
    0


    1958879          225/225             F          300,000.00         ZZ
                                         360        299,788.26          1
    19 JANSON DRIVE                    7.750          2,149.24         41
                                       7.500          2,149.24      740,000.00
    WESTPORT         CT   06880          1            11/18/99         00
    7163010                              05           01/01/00          0
1


    7163010                              O            12/01/29
    0


    1958916          163/163             F          323,100.00         ZZ
                                         360        322,877.64          2
    149-02 HOLLYWOOD AVENUE            7.875          2,342.70         90
                                       7.625          2,342.70      359,000.00
    FLUSHING         NY   11355          1            11/23/99         04
    1000200300                           05           01/01/00         25
    1000200300                           O            12/01/29
    0


    1958921          B68/G01             F          261,500.00         G
                                         360        261,345.61          1
    4 ELLERY ROAD                      8.625          2,033.92         76
                                       8.375          2,033.92      345,000.00
    WALTHAM          MA   02453          1            11/30/99         00
    0431690411                           05           01/01/00          0
    BENOIT                               O            12/01/29
    0


    1958931          163/163             F          334,000.00         ZZ
                                         360        333,781.52          1
    1306 GREYSTONE RIDGE               8.125          2,479.94         80
                                       7.875          2,479.94      417,500.00
    SAN ANTONIO      TX   78258          1            11/16/99         00
    400722850                            03           01/01/00          0
    400722850                            O            12/01/29
    0


    1958933          637/G01             F          265,000.00         ZZ
                                         360        264,826.65          1
    9234 CAPE MAY COURT                8.125          1,967.62         65
                                       7.875          1,967.62      410,000.00
    ELK GROVE        CA   95758          1            11/17/99         00
    0431720200                           05           01/01/00          0
    0016941817                           O            12/01/29
    0


    1958936          163/163             F          375,000.00         ZZ
                                         360        374,754.70          1
    912 RIO LINDO                      8.125          2,784.36         73
                                       7.875          2,784.36      514,900.00
    SAN CLEMENTE     CA   92672          1            11/16/99         00
    217171473                            03           01/01/00          0
    217171473                            O            12/01/29
    0


1


    1958945          637/G01             F          268,800.00         ZZ
                                         360        268,615.01          1
    17369 ROBEY DRIVE                  7.875          1,948.99         80
                                       7.625          1,948.99      336,000.00
    CASTRO VALLEY    CA   94546          2            11/12/99         00
    0431705847                           05           01/01/00          0
    0019559871                           O            12/01/29
    0


    1958948          637/G01             F          112,000.00         ZZ
                                         360        111,928.58          1
    10557 #B W MAPLEWOOD DRIVE         8.250            841.42         73
                                       8.000            841.42      154,900.00
    LITTLETON        CO   80127          1            11/24/99         00
    0431700293                           09           01/01/00          0
    0015343312                           O            12/01/29
    0


    1958958          163/163             F          292,000.00         ZZ
                                         360        291,813.80          1
    51 ELM DRIVE                       8.250          2,193.70         80
                                       8.000          2,193.70      365,000.00
    SKILLMAN         NJ   08558          1            11/15/99         00
    49994712                             05           01/01/00          0
    49994712                             O            12/01/29
    0


    1958965          163/163             F          260,000.00         ZZ
                                         360        258,977.61          1
    3137 EAST ROBIN LANE               8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    GILBERT          AZ   85236          2            10/29/99         00
    217144264                            03           12/01/99          0
    217144264                            O            11/01/29
    0


    1958970          163/163             F          300,000.00         T
                                         360        299,803.76          1
    33 NONS ROAD                       8.125          2,227.49         44
                                       7.875          2,227.49      695,000.00
    HARWICH          MA   02646          1            11/22/99         00
    1900004008                           05           01/01/00          0
    1900004008                           O            12/01/29
    0


    1958973          163/163             F          301,500.00         ZZ
                                         360        301,307.74          1
    34 FISH HOUSE ROAD                 8.250          2,265.07         90
                                       8.000          2,265.07      335,000.00
1


    SANDWICH         MA   02563          1            11/15/99         04
    1000181991                           05           01/01/00         25
    1000181991                           O            12/01/29
    0


    1958976          163/163             F          336,000.00         ZZ
                                         360        335,785.74          1
    13181 WATER ROCK LANE              8.250          2,524.26         80
                                       8.000          2,524.26      420,000.00
    ARCADIA          OK   73007          2            11/17/99         00
    400655574                            03           01/01/00          0
    400655574                            O            12/01/29
    0


    1958990          163/163             F          336,000.00         T
                                         360        335,774.55          1
    5 N CHUKKER COURT                  8.000          2,465.45         80
                                       7.750          2,465.45      420,000.00
    GALLOWAY TWP     NJ   08201          1            11/22/99         00
    1000183286                           05           01/01/00          0
    1000183286                           O            12/01/29
    0


    1958993          944/G01             F          240,000.00         ZZ
                                         360        239,838.97          1
    3366 BRITTAN AVENUE #9             8.000          1,761.03         80
                                       7.750          1,761.03      300,000.00
    SAN CARLOS       CA   94070          1            12/02/99         00
    0431687805                           01           01/01/00          0
    18058                                O            12/01/29
    0


    1959064          163/G01             F          300,000.00         ZZ
                                         360        299,808.70          1
    166 ASHAROKEN AVENUE               8.250          2,253.80         50
                                       8.000          2,253.80      600,000.00
    NORTHPORT        NY   11768          1            12/01/99         00
    0431705193                           05           01/01/00          0
    1000157222                           O            12/01/29
    0


    1959076          163/G01             F          271,000.00         ZZ
                                         360        270,661.93          1
    11319 NORTH 5830                   8.375          2,059.80         80
                                       8.125          2,059.80      339,551.00
    WEST HIGHLAND    UT   84003          1            10/20/99         00
    0431706910                           05           12/01/99          0
    7159866                              O            11/01/29
    0
1




    1959079          P50/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    29432 TROON STREET                 8.875          2,227.81         80
                                       8.625          2,227.81      350,000.00
    LAGUNA NIGUEL    CA   92677          2            12/16/99         00
    0431729334                           03           02/01/00          0
    9912002                              O            01/01/30
    0


    1959081          163/G01             F          408,000.00         ZZ
                                         360        407,733.11          1
    812 EL PASEO ROAD                  8.125          3,029.39         80
                                       7.875          3,029.39      510,000.00
    OJAI             CA   93023          1            11/22/99         00
    0431705250                           05           01/01/00          0
    7149917                              O            12/01/29
    0


    1959087          F18/G01             F          314,400.00         ZZ
                                         360        314,400.00          1
    682 KIRK GLEN DRIVE                8.250          2,361.99         80
                                       8.000          2,361.99      393,000.00
    SAN JOSE         CA   95133          2            12/06/99         00
    0431694181                           05           02/01/00          0
    RO2326                               O            01/01/30
    0


    1959126          163/163             F          340,000.00         ZZ
                                         360        339,783.19          1
    830 GROVE ACRE AVENUE              8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    PACIFIC GROVE    CA   93210          1            10/29/99         00
    217152937                            05           01/01/00          0
    217152937                            O            12/01/29
    0


    1959132          163/163             F          300,700.00         ZZ
                                         360        300,498.24          1
    43 LACY DRIVE                      8.000          2,206.43         80
                                       7.750          2,206.43      375,900.00
    SILVERTHORNE     CO   80498          1            11/12/99         00
    400578185                            05           01/01/00          0
    400578185                            O            12/01/29
    0


    1959138          163/163             F          354,450.00         ZZ
                                         360        354,223.98          1
1


    1480 NE 13TH AVENUE                8.250          2,662.86         85
                                       8.000          2,662.86      417,000.00
    MIAMI            FL   33139          1            11/05/99         10
    400653505                            05           01/01/00         12
    400653505                            O            12/01/29
    0


    1959149          163/163             F          256,000.00         ZZ
                                         360        255,840.89          1
    1111 W COUNTRY CLUB ROAD           8.375          1,945.78         80
                                       8.125          1,945.78      320,000.00
    ROSWELL          NM   88201          1            11/04/99         00
    400571881                            05           01/01/00          0
    400571881                            O            12/01/29
    0


    1959152          163/163             F          400,000.00         ZZ
                                         360        399,461.43          1
    129 SOUTH PERKINS                  8.000          2,935.06         88
                                       7.750          2,935.06      455,000.00
    MEMPHIS          TN   38117          1            10/28/99         04
    0213728                              05           12/01/99         25
    0213728                              O            11/01/29
    0


    1959155          163/163             F          253,000.00         ZZ
                                         360        251,855.70          1
    N5765 1200TH STREET                7.500          1,769.01         90
                                       7.250          1,769.01      282,000.00
    PRESCOTT         WI   54021          2            07/07/99         04
    64679093                             05           08/01/99         25
    64679093                             O            07/01/29
    0


    1959157          163/163             F          349,000.00         ZZ
                                         360        348,518.07          1
    103 LANGSTON COVE                  7.875          2,530.49         78
                                       7.625          2,530.49      449,000.00
    STARKVILLE       MS   39759          1            10/28/99         00
    400559175                            05           12/01/99          0
    400559175                            O            11/01/29
    0


    1959161          163/163             F          270,000.00         ZZ
                                         360        269,546.60          1
    825 BECKWITH ROAD                  8.250          2,028.42         90
                                       8.000          2,028.42      300,000.00
    MT JULIET        TN   37122          1            11/01/99         11
    80031097                             05           12/01/99         25
1


    80031097                             O            11/01/29
    0


    1959163          163/163             F          293,000.00         ZZ
                                         360        292,813.16          1
    12444 KELLER AVENUE NORTH          8.250          2,201.22         83
                                       8.000          2,201.22      355,000.00
    HUGO             MN   55038          2            11/19/99         11
    80033118                             05           01/01/00         12
    80033118                             O            12/01/29
    0


    1959172          163/163             F          312,000.00         ZZ
                                         360        311,795.91          1
    40W601 WILLOW BROOK                8.125          2,316.59         80
                                       7.875          2,316.59      390,000.00
    ST CHARLES       IL   60175          1            11/12/99         00
    4158374005                           05           01/01/00          0
    4158374005                           O            12/01/29
    0


    1959175          163/163             F          289,800.00         ZZ
                                         360        289,600.56          1
    157 SOUTH HOLMAN WAY               7.875          2,101.25         90
                                       7.625          2,101.25      322,000.00
    GOLDEN           CO   80401          1            11/01/99         04
    7000000320                           05           01/01/00         25
    7000000320                           O            12/01/29
    0


    1959177          163/163             F          354,000.00         ZZ
                                         360        353,785.55          1
    3905 PEACHTREE DUNWOODY ROAD       8.500          2,721.95         59
    NE                                 8.250          2,721.95      610,000.00
    ATLANTA          GA   30342          5            11/09/99         00
    373856138                            05           01/01/00          0
    373856138                            O            12/01/29
    0


    1959180          163/163             F          330,000.00         ZZ
                                         360        329,052.35          1
    171 PEASE ROAD                     8.000          2,421.42         79
                                       7.750          2,421.42      421,580.00
    MANALAPAN        NJ   07726          1            10/29/99         00
    0373398874                           05           12/01/99          0
    0373398874                           O            11/01/29
    0


1


    1959181          163/163             F          593,000.00         ZZ
                                         360        592,640.76          1
    4646 MAC DONALD COURT              8.500          4,559.66         76
                                       8.250          4,559.66      790,000.00
    MASON            OH   45040          2            11/09/99         00
    217127491                            03           01/01/00          0
    217127491                            O            12/01/29
    0


    1959184          163/163             F          331,950.00         ZZ
                                         360        331,727.27          1
    945 MERBACH COURT                  8.000          2,435.73         80
                                       7.750          2,435.73      414,944.00
    CAROL STREAM     IL   60188          1            11/12/99         00
    7186596                              05           01/01/00          0
    7186596                              O            12/01/29
    0


    1959187          163/163             F          292,000.00         ZZ
                                         360        291,804.08          1
    15098 CHARMERAN AVENUE             8.000          2,142.59         80
                                       7.750          2,142.59      365,000.00
    SAN JOSE         CA   95124          2            11/09/99         00
    21717603                             05           01/01/00          0
    21717603                             O            12/01/29
    0


    1959189          L84/G01             F          259,000.00         ZZ
                                         360        259,000.00          1
    5140 VISTA DEL MONTE AVE           8.500          1,991.49         90
                                       8.250          1,991.49      288,000.00
    LOS ANGELES      CA   91403          1            12/01/99         10
    0431719939                           05           02/01/00         25
    99210                                O            01/01/30
    0


    1959191          163/163             F          275,000.00         ZZ
                                         360        274,656.95          1
    9141 MIDLAND WOODS DRIVE           8.375          2,090.20         85
                                       8.125          2,090.20      327,000.00
    MIDLAND          GA   31820          2            11/01/99         12
    64618601                             05           12/01/99         17
    64618601                             O            11/01/29
    0


    1959194          163/163             F          400,000.00         ZZ
                                         360        399,763.84          1
    221 E LAKE FRONT DRIVE             8.625          3,111.16         80
                                       8.375          3,111.16      500,000.00
1


    BEVERLY SHORES   MI   46301          2            11/19/99         00
    9028                                 05           01/01/00          0
    9028                                 O            12/01/29
    0


    1959195          163/163             F          327,600.00         ZZ
                                         360        327,385.69          1
    1910 JENEANE MARIE CIRCLE          8.125          2,432.43         80
                                       7.875          2,432.43      409,585.00
    SAN JOSE         CA   95122          1            11/02/99         00
    557333678                            05           01/01/00          0
    557333678                            O            12/01/29
    0


    1959198          163/163             F          299,200.00         ZZ
                                         360        298,817.11          1
    5079 WINDMILL LAKE DRIVE           8.250          2,247.79         78
                                       8.000          2,247.79      385,000.00
    EVANS            GA   30809          1            10/29/99         00
    400568108                            03           12/01/99          0
    400568108                            O            11/01/29
    0


    1959200          163/163             F          477,600.00         ZZ
                                         360        477,325.22          1
    1473 FOREST AVENUE                 8.750          3,757.28         80
                                       8.500          3,757.28      597,000.00
    PASADENA         CA   91103          1            11/04/99         00
    0400568124                           05           01/01/00          0
    0400568124                           O            12/01/29
    0


    1959201          163/163             F          304,000.00         ZZ
                                         360        303,785.44          1
    2643 ORCHARD DRIVE                 7.750          2,177.89         71
                                       7.500          2,177.89      430,000.00
    TUSTIN           CA   92680          1            11/03/99         00
    499995122                            03           01/01/00          0
    499995122                            O            12/01/29
    0


    1959213          K69/G01             F          580,000.00         ZZ
                                         360        580,000.00          1
    1319 WEST WELLINGTON               8.250          4,357.35         80
                                       8.000          4,357.35      725,000.00
    CHICAGO          IL   60657          1            12/06/99         00
    0431697259                           05           02/01/00          0
    9910911991508                        O            01/01/30
    0
1




    1959234          E76/G01             F          189,500.00         ZZ
                                         360        189,500.00          1
    4005 BOWDEN HILL LANE EAST         8.250          1,423.65         75
                                       8.000          1,423.65      254,000.00
    COLLEYVILLE      TX   76034          2            12/01/99         00
    0431696509                           05           02/01/00          0
    0387853                              O            01/01/30
    0


    1959239          356/G01             F          337,500.00         ZZ
                                         360        337,500.00          1
    269 DEL MESA CARMEL                8.375          2,565.25         75
                                       8.125          2,565.25      450,000.00
    CARMEL           CA   93923          1            11/26/99         00
    0431687243                           01           02/01/00          0
    2793743                              O            01/01/30
    0


    1959265          313/G01             F          304,000.00         ZZ
                                         360        303,811.05          1
    5815 WILLOW LANE                   8.375          2,310.62         80
                                       8.125          2,310.62      380,000.00
    DALLAS           TX   75230          1            11/24/99         00
    0431687581                           05           01/01/00          0
    006948491                            O            12/01/29
    0


    1959267          964/G01             F          532,000.00         ZZ
                                         360        532,000.00          1
    2840 MARIPOSA DRIVE                8.000          3,903.63         80
                                       7.750          3,903.63      665,000.00
    BURLINGAME       CA   94010          1            11/30/99         00
    0431689074                           05           02/01/00          0
    67579                                O            01/01/30
    0


    1959270          964/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    10 BEAR CREEK ROAD                 8.250          4,883.23         80
                                       8.000          4,883.23      815,000.00
    NOVATO           CA   94947          1            11/30/99         00
    0431689793                           05           02/01/00          0
    66996                                O            01/01/30
    0


    1959271          964/G01             F          577,840.00         ZZ
                                         360        577,840.00          1
1


    186 DE LAVEAGA PARK ROAD           8.125          4,290.45         80
                                       7.875          4,290.45      722,300.00
    SANTA CRUZ       CA   95065          1            11/30/99         00
    0431689678                           05           02/01/00          0
    64207                                O            01/01/30
    0


    1959341          811/G01             F          280,000.00         ZZ
                                         360        279,632.44          1
    3 OLD STONEHILL ROAD               8.125          2,078.99         80
                                       7.875          2,078.99      350,000.00
    TYNGSBORO        MA   01879          2            10/18/99         00
    0431722446                           05           12/01/99          0
    35082                                O            11/01/29
    0


    1959371          B60/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
    505 THRIFT ROAD                    8.000          2,700.25         80
                                       7.750          2,700.25      460,000.00
    MALIBU AREA      CA   90265          1            12/06/99         00
    0431693845                           03           02/01/00          0
    279731                               O            01/01/30
    0


    1959373          B60/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    5753 MAXSON DRIVE                  7.750          2,149.24         80
                                       7.500          2,149.24      378,000.00
    CYPRESS          CA   90630          1            11/29/99         00
    0431702083                           05           02/01/00          0
    278350                               O            01/01/30
    0


    1959425          685/G01             F          252,150.00         ZZ
                                         360        251,972.04          1
    57 BAYVIEW DRIVE                   7.750          1,806.43         80
                                       7.500          1,806.43      315,300.00
    BUENA PARK       CA   90621          1            11/24/99         00
    0431697218                           05           01/01/00          0
    600848                               O            12/01/29
    0


    1959444          964/G01             F          625,000.00         ZZ
                                         360        625,000.00          1
    46 BAYVIEW AVENUE                  8.000          4,586.03         76
                                       7.750          4,586.03      825,000.00
    MILL VALLEY      CA   94941          1            12/02/99         00
    0431691583                           05           02/01/00          0
1


    68110                                O            01/01/30
    0


    1959446          964/G01             F          344,000.00         ZZ
                                         360        344,000.00          1
    2309 NORWAY MAPLE STREET           8.375          2,614.65         80
                                       8.125          2,614.65      431,000.00
    LAS VEGAS        NV   89117          1            12/07/99         00
    0431696822                           03           02/01/00          0
    68694                                O            01/01/30
    0


    1959487          163/G01             F          260,000.00         ZZ
                                         360        259,838.39          1
    2543 SHILSHONE CIRCLE              8.375          1,976.19         89
                                       8.125          1,976.19      295,000.00
    SAN JOSE         CA   95121          1            11/16/99         10
    0431706191                           05           01/01/00         25
    717142706                            O            12/01/29
    0


    1959492          163/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    18001 S SHILOH LANE                7.750          2,149.24         75
                                       7.500          2,149.24      399,950.00
    OREGON CITY      OR   97045          1            11/30/99         00
    0431706431                           05           02/01/00          0
    817196736                            O            01/01/30
    0


    1959500          163/G01             F          360,000.00         ZZ
                                         360        359,758.45          1
    2226 HIGHVIEW TRAIL                8.000          2,641.55         65
                                       7.750          2,641.55      555,000.00
    VISTA            CA   92084          5            11/15/99         00
    0431706134                           05           01/01/00          0
    1417161342                           O            12/01/29
    0


    1959559          470/G01             F          390,400.00         ZZ
                                         360        390,131.32          1
    48 EDENBROOK                       7.875          2,830.68         80
                                       7.625          2,830.68      488,000.00
    IRVINE           CA   92620          1            11/24/99         00
    0431698372                           03           01/01/00          0
    01183269                             O            12/01/29
    0


1


    1959635          893/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
    1527 APPLE VALLEY DRIVE            7.750            773.73         80
                                       7.500            773.73      135,000.00
    SOUTH LAKE TAHO  CA   96150          1            12/02/99         00
    0431703339                           05           02/01/00          0
    CORNWELL                             O            01/01/30
    0


    1959711          685/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    4123 ANN ARBOR ROAD                8.375          3,040.29         75
                                       8.125          3,040.29      540,000.00
    LAKEWOOD         CA   90712          1            12/02/99         00
    0431704022                           05           02/01/00          0
    601278                               O            01/01/30
    0


    1959713          685/G01             F          237,600.00         ZZ
                                         360        237,436.49          1
    27 BAYVIEW DRIVE                   7.875          1,722.76         80
                                       7.625          1,722.76      297,000.00
    BUENA PARK       CA   90621          1            11/16/99         00
    0431703933                           03           01/01/00          0
    600959                               O            12/01/29
    0


    1959777          286/286             F          440,000.00         ZZ
                                         360        439,462.18          1
    9708 KENMORE ST                    8.125          3,266.99         75
                                       7.875          3,266.99      587,000.00
    KENSINGTON       MD   20895          1            11/29/99         00
    0009571986                           05           01/01/00          0
    0009571986                           O            12/01/29
    0


    1959783          286/286             F          299,900.00         ZZ
                                         360        299,900.00          1
    1103 RIVERVIEW LN                  8.625          2,332.60         80
                                       8.375          2,332.60      374,900.00
    WEST CONSHOHOCK  PA   19428          1            12/02/99         00
    0009338352                           03           02/01/00          0
    0009338352                           O            01/01/30
    0


    1959807          163/G01             F          282,100.00         ZZ
                                         360        281,910.72          1
    2290 GLENVIEW DRIVE                8.000          2,069.95         80
                                       7.750          2,069.95      352,654.00
1


    HOLLISTER        CA   95023          1            11/18/99         00
    0431698075                           05           01/01/00          0
    717186992                            O            12/01/29
    0


    1959827          964/G01             F          270,400.00         ZZ
                                         360        270,400.00          1
    1116 LAKE STREET                   7.875          1,960.59         80
                                       7.625          1,960.59      338,000.00
    HUNTINGTON BEAC  CA   92648          1            12/01/99         00
    0431698216                           05           02/01/00          0
    67680                                O            01/01/30
    0


    1959831          964/G01             F          273,000.00         ZZ
                                         360        273,000.00          1
    515 WINTERTHUR WAY                 7.750          1,955.81         95
                                       7.500          1,955.81      287,430.00
    HIGHLANDS RANCH  CO   80126          1            12/02/99         10
    0431698463                           03           02/01/00         30
    68449                                O            01/01/30
    0


    1959860          665/G01             F          267,200.00         ZZ
                                         360        266,831.01          1
    7413 ST ARMOND COURT               7.875          1,937.39         80
                                       7.625          1,937.39      334,000.00
    MCKINNEY         TX   75070          1            10/28/99         00
    0431697648                           03           12/01/99          0
    9901233448                           O            11/01/29
    0


    1959879          665/G01             F          595,000.00         ZZ
                                         360        594,600.77          1
    136 SUNHAVEN ROAD                  8.000          4,365.90         70
                                       7.750          4,365.90      850,000.00
    DANVILLE         CA   94506          1            11/02/99         00
    0431697747                           03           01/01/00          0
    9921232795                           O            12/01/29
    0


    1959894          665/G01             F          280,000.00         ZZ
                                         360        279,816.84          1
    14 VIA GATILLO                     8.125          2,078.99         84
                                       7.875          2,078.99      335,000.00
    RANCHO SANTA MA  CA   92688          2            11/01/99         10
    0431697531                           03           01/01/00         12
    9901233464                           O            12/01/29
    0
1




    1959897          889/G01             F          281,600.00         ZZ
                                         360        281,600.00          1
    4772 IRONWOOD AVENUE               8.375          2,140.36         80
                                       8.125          2,140.36      352,000.00
    SEAL BEACH       CA   90740          1            12/01/99         00
    0431719681                           05           02/01/00          0
    5109A051                             O            01/01/30
    0


    1959907          G34/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
    1817 TODD LANE                     8.625          1,011.13         79
                                       8.375          1,011.13      166,000.00
    CEDAR PARK       TX   78613          2            12/07/99         00
    0431695980                           03           02/01/00          0
    9111102                              O            01/01/30
    0


    1959915          665/G01             F          238,500.00         ZZ
                                         360        238,202.49          1
    18252 MAFFEY DRIVE                 8.375          1,812.77         74
                                       8.125          1,812.77      325,000.00
    CASTRO VALLEY    CA   94546          2            10/08/99         00
    0431724087                           05           12/01/99          0
    9901232885                           O            11/01/29
    0


    1959916          665/G01             F          249,600.00         ZZ
                                         360        249,296.51          1
    605 ROYAL LANE                     8.500          1,919.21         80
                                       8.250          1,919.21      312,000.00
    SOUTHLAKE        TX   76092          1            10/29/99         00
    0431706878                           05           12/01/99          0
    9901233731                           O            11/01/29
    0


    1959925          665/G01             F          261,600.00         ZZ
                                         360        261,410.66          1
    1885 CALISTOGA DRIVE               7.625          1,851.59         80
                                       7.375          1,851.59      327,000.00
    HOLLISTER        CA   95023          1            11/03/99         00
    0431724004                           05           01/01/00          0
    9921233204                           O            12/01/29
    0


    1959933          665/G01             F          258,000.00         ZZ
                                         360        257,643.73          1
1


    2702 VELVET WAY                    7.875          1,870.68         49
                                       7.625          1,870.68      535,000.00
    WALNUT CREEK     CA   94596          2            10/13/99         00
    0431701416                           05           12/01/99          0
    9921233242                           O            11/01/29
    0


    1959976          F61/G01             F          180,000.00         ZZ
                                         360        179,890.96          1
    12614 115TH STREET COURT EAST      8.500          1,384.04         80
                                       8.250          1,384.04      225,000.00
    PUYALLUP         WA   98374          2            11/16/99         00
    0431701382                           03           01/01/00          0
    991109W                              O            12/01/29
    0


    1960129          L31/G01             F          339,000.00         ZZ
                                         360        338,766.70          1
    1503 WOODCREEK CIRCLE              7.875          2,457.99         80
                                       7.625          2,457.99      426,000.00
    ATHENS           TN   37303          2            11/30/99         00
    0431699503                           05           01/01/00          0
    21239996                             O            12/01/29
    0


    1960130          F27/F27             F          368,150.00         ZZ
                                         360        367,896.63          1
    20308 LUBAR WAY                    7.875          2,669.35         80
                                       7.625          2,669.35      460,210.00
    BROOKEVILLE      MD   20833          1            11/24/99         00
    6060084252                           03           01/01/00          0
    6060084252                           O            12/01/29
    0


    1960132          F27/F27             F          467,300.00         ZZ
                                         360        466,638.23          1
    10008 OAKTON CROSSING COURT        7.750          3,347.80         80
                                       7.500          3,347.80      584,175.00
    OAKTON           VA   22124          1            10/27/99         00
    6060076071                           03           12/01/99          0
    6060076071                           O            11/01/29
    0


    1960136          F27/F27             F          210,300.00         ZZ
                                         360        210,143.93          1
    10203 SPRING WATER LANE            7.500          1,470.45         80
                                       7.250          1,470.45      262,930.00
    UPPER MARLBORO   MD   20772          1            12/03/99         00
    6060082675                           03           01/01/00          0
1


    6060082675                           O            12/01/29
    0


    1960140          F27/F27             F          387,350.00         ZZ
                                         360        387,083.42          1
    205 LINTON KNOLL COURT             7.875          2,808.56         70
                                       7.625          2,808.56      553,410.00
    SILVER SPRING    MD   20904          1            11/19/99         00
    6060081598                           03           01/01/00          0
    6060081598                           O            12/01/29
    0


    1960143          F27/F27             F          300,050.00         ZZ
                                         360        299,843.50          1
    5598 JARIST DRIVE                  7.875          2,175.58         80
                                       7.625          2,175.58      375,179.00
    CLIFTON          VA   20124          1            12/01/99         00
    6060083078                           03           01/01/00          0
    6060083078                           O            12/01/29
    0


    1960147          F27/F27             F          348,450.00         ZZ
                                         360        348,216.19          1
    504 WYTHE STREET                   8.000          2,556.81         80
                                       7.750          2,556.81      435,575.00
    ALEXANDRIA       VA   22314          1            11/05/99         00
    6060093359                           09           01/01/00          0
    6060093359                           O            12/01/29
    0


    1960150          F27/F27             F          285,000.00         ZZ
                                         360        284,681.68          1
    228 A WARREN ROAD                  8.250          2,141.11         95
                                       8.000          2,141.11      300,000.00
    COCKEYSVILLE     MD   21030          1            11/19/99         12
    6060105160                           05           01/01/00         30
    6060105160                           O            12/01/29
    0


    1960152          F27/F27             F          255,000.00         ZZ
                                         360        254,620.32          1
    2410 ABIGAIL COURT                 7.500          1,783.00         71
                                       7.250          1,783.00      360,000.00
    PRINCE FREDERIC  MD   20678          4            10/15/99         00
    6060066270                           03           12/01/99          0
    6060066270                           O            11/01/29
    0


1


    1960161          F27/F27             F          312,400.00         ZZ
                                         360        311,989.89          1
    10082 MCCARTY CREST COURT          8.125          2,319.57         80
                                       7.875          2,319.57      390,549.00
    FAIRFAX          VA   22030          1            10/21/99         00
    6060037017                           03           12/01/99          0
    6060037017                           O            11/01/29
    0


    1960165          F27/F27             F          255,650.00         ZZ
                                         360        255,469.56          1
    7501 NYACK COURT                   7.750          1,831.51         80
                                       7.500          1,831.51      319,577.00
    MANASSAS         VA   20112          1            11/22/99         00
    6060084902                           03           01/01/00          0
    6060084902                           O            12/01/29
    0


    1960169          F27/F27             F          437,350.00         ZZ
                                         360        435,899.44          1
    204 LINTON KNOLL COURT             8.125          3,247.32         80
                                       7.875          3,247.32      546,730.00
    SILVER SPRING    MD   20904          1            11/30/99         00
    6060091232                           03           01/01/00          0
    6060091232                           O            12/01/29
    0


    1960216          964/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    1460 NORTH HOLLISTON AVENUE        7.750          2,177.89         77
                                       7.500          2,177.89      395,000.00
    PASADENA         CA   91104          2            12/02/99         00
    0431701093                           05           02/01/00          0
    67607                                O            01/01/30
    0


    1960252          966/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
    3241 CANDLEWOOD TRAIL              8.375            942.49         80
                                       8.125            942.49      155,000.00
    PLANO            TX   75023          1            12/10/99         00
    0431734722                           03           02/01/00          0
    30013910                             O            01/01/30
    0


    1960261          664/G01             F          329,600.00         ZZ
                                         360        329,167.32          1
    667 TRAIL VIEW COURT               8.125          2,447.28         80
                                       7.875          2,447.28      412,000.00
1


    UPLAND           CA   91786          1            10/21/99         00
    0431708874                           05           12/01/99          0
    0003266293                           O            11/01/29
    0


    1960264          664/G01             F          311,200.00         ZZ
                                         360        310,996.42          1
    4201 MANSON AVENUE                 8.125          2,310.66         80
                                       7.875          2,310.66      389,000.00
    WOODLAND HILLS   CA   91364          1            11/19/99         00
    0431708999                           05           01/01/00          0
    0003299005                           O            12/01/29
    0


    1960267          664/G01             F          270,000.00         ZZ
                                         360        269,827.83          1
    817 GREENRIDGE ROAD                8.250          2,028.42         90
                                       8.000          2,028.42      301,500.00
    CORONA           CA   91720          2            11/08/99         11
    0431709062                           05           01/01/00         25
    0003294287                           O            12/01/29
    0


    1960270          664/G01             F          280,000.00         ZZ
                                         360        279,474.22          1
    14755 ADDISON STREET               8.375          2,128.21         80
                                       8.125          2,128.21      350,000.00
    SHERMAN OAKS AR  CA   91423          1            09/01/99         00
    0431730472                           05           11/01/99          0
    0003257888                           O            10/01/29
    0


    1960278          664/G01             F          500,000.00         ZZ
                                         360        498,678.36          1
    15 HEATHER PLACE                   8.125          3,712.49         45
                                       7.875          3,712.49    1,133,000.00
    HILLSBOROUGH     CA   94010          2            08/23/99         00
    0431743756                           05           10/01/99          0
    0003149895                           O            09/01/29
    0


    1960284          664/G01             F          330,000.00         ZZ
                                         360        329,149.56          1
    11 BROCKTON                        8.250          2,479.18         80
                                       8.000          2,479.18      414,740.00
    IRVINE           CA   92620          1            08/19/99         00
    0431741339                           03           10/01/99          0
    0003076411                           O            09/01/29
    0
1




    1960292          286/286             F          340,000.00         ZZ
                                         360        339,760.03          1
    1768 FOX DOWNS LANE                7.750          2,435.80         80
                                       7.500          2,435.80      425,000.00
    OILVILLE         VA   23129          1            11/17/99         00
    08926118                             05           01/01/00          0
    08926118                             O            12/01/29
    0


    1960301          286/286             F          304,000.00         ZZ
                                         360        303,796.03          1
    9283 MONMOUTH COURT                8.000          2,230.64         67
                                       7.750          2,230.64      454,223.00
    ELK GROVE        CA   95758          1            11/03/99         00
    08936426                             03           01/01/00          0
    08936426                             O            12/01/29
    0


    1960306          286/286             F          305,446.00         ZZ
                                         360        305,241.06          1
    3882 MEADOW WOOD DRIVE             8.000          2,241.25         80
                                       7.750          2,241.25      381,808.00
    EL DORADO HILLS  CA   95762          1            11/08/99         00
    08932735                             03           01/01/00          0
    08932735                             O            12/01/29
    0


    1960308          286/286             F          392,000.00         ZZ
                                         360        391,485.42          1
    3404 VANSHIRE DRIVE                8.125          2,910.59         80
                                       7.875          2,910.59      490,000.00
    AUSTIN           TX   78733          1            11/03/99         00
    08934651                             03           12/01/99          0
    08934651                             O            11/01/29
    0


    1960315          286/286             F          253,400.00         ZZ
                                         360        253,225.61          1
    1875 43RD AVENUE                   7.875          1,837.33         70
                                       7.625          1,837.33      362,000.00
    SAN FRANCISCO    CA   94122          1            11/03/99         00
    08940870                             05           01/01/00          0
    08940870                             O            12/01/29
    0


    1960316          286/286             F          368,000.00         ZZ
                                         360        367,733.65          1
1


    2150 HILLCREST DRIVE               7.625          2,604.68         80
                                       7.375          2,604.68      460,000.00
    VENTURA          CA   93001          1            11/01/99         00
    08937042                             05           01/01/00          0
    08937042                             O            12/01/29
    0


    1960317          286/286             F          284,000.00         ZZ
                                         360        283,809.44          1
    1052 WILSHAM DRIVE                 8.000          2,083.89         80
                                       7.750          2,083.89      355,000.00
    SAN JOSE         CA   95132          1            11/05/99         00
    08940170                             05           01/01/00          0
    08940170                             O            12/01/29
    0


    1960323          286/286             F          291,400.00         ZZ
                                         360        291,214.19          1
    180 WILLOWGREEN PLACE              8.250          2,189.19         80
                                       8.000          2,189.19      364,355.00
    SANTA ROSA       CA   95403          1            11/10/99         00
    08936259                             03           01/01/00          0
    08936259                             O            12/01/29
    0


    1960327          286/286             F          262,400.00         ZZ
                                         360        262,228.36          1
    1400 RIDGECREST DRIVE              8.125          1,948.31         80
                                       7.875          1,948.31      328,000.00
    AUSTIN           TX   78746          1            11/19/99         00
    08939119                             05           01/01/00          0
    08939119                             O            12/01/29
    0


    1960328          286/286             F          340,000.00         ZZ
                                         360        339,725.00          1
    174 ANNADALE ROAD                  7.500          2,377.33         80
                                       7.250          2,377.33      425,000.00
    PASADENA         CA   91105          1            11/24/99         00
    09686634                             05           01/01/00          0
    09686634                             O            12/01/29
    0


    1960331          286/286             F          450,000.00         ZZ
                                         360        449,690.32          1
    443 16TH AVENUE                    7.875          3,262.81         80
                                       7.625          3,262.81      565,000.00
    SAN FRANCISCO    CA   94118          1            11/08/99         00
    09684316                             05           01/01/00          0
1


    09684316                             O            12/01/29
    0


    1960332          286/286             F          360,000.00         ZZ
                                         360        359,770.44          1
    3281 NIPOMA COURT                  8.250          2,704.56         80
                                       8.000          2,704.56      454,000.00
    SAN JOSE         CA   95135          2            11/09/99         00
    08941493                             05           01/01/00          0
    08941493                             O            12/01/29
    0


    1960333          286/286             F          616,000.00         ZZ
                                         360        615,586.68          1
    2218 CALIFORNIA STREET             8.000          4,519.99         70
                                       7.750          4,519.99      880,000.00
    SAN FRANCISCO    CA   94115          1            11/09/99         00
    09684136                             01           01/01/00          0
    09684136                             O            12/01/29
    0


    1960336          286/286             F          378,000.00         ZZ
                                         360        377,739.87          1
    5595 EDNA COURT                    7.875          2,740.76         80
                                       7.625          2,740.76      472,500.00
    LIVERMORE        CA   94550          1            11/12/99         00
    09684295                             05           01/01/00          0
    09684295                             O            12/01/29
    0


    1960339          286/286             F          266,000.00         ZZ
                                         360        265,838.86          1
    5839 PINE HOLLOW ROAD              8.500          2,045.31         95
                                       8.250          2,045.31      280,000.00
    CLAYTON          CA   94517          1            11/02/99         10
    08938587                             05           01/01/00         30
    08938587                             O            12/01/29
    0


    1960341          286/286             F          315,000.00         ZZ
                                         360        314,777.67          1
    10395 EAST JENAN DRIVE             7.750          2,256.70         90
                                       7.500          2,256.70      350,000.00
    SCOTTSDALE       AZ   85260          1            11/18/99         10
    09688509                             05           01/01/00         25
    09688509                             O            12/01/29
    0


1


    1960342          286/286             F          297,600.00         ZZ
                                         360        297,410.23          1
    11613 WINDCREST LANE               8.250          2,235.77         80
                                       8.000          2,235.77      372,000.00
    SAN DIEGO        CA   92128          1            11/05/99         00
    08941150                             03           01/01/00          0
    08941150                             O            12/01/29
    0


    1960343          286/286             F          356,000.00         ZZ
                                         360        355,755.00          1
    1311 37TH AVENUE                   7.875          2,581.25         80
                                       7.625          2,581.25      445,000.00
    SAN FRANCISCO    CA   94122          1            11/08/99         00
    08940837                             05           01/01/00          0
    08940837                             O            12/01/29
    0


    1960345          286/286             F          292,000.00         ZZ
                                         360        291,804.08          1
    13773 VISTA GRANDE DRIVE           8.000          2,142.59         80
                                       7.750          2,142.59      365,000.00
    CHINO HILLS      CA   91709          1            11/22/99         00
    09686286                             05           01/01/00          0
    09686286                             O            12/01/29
    0


    1960346          286/286             F          336,000.00         ZZ
                                         360        335,774.55          1
    39 MEADOWBROOK DRIVE               8.000          2,465.45         80
                                       7.750          2,465.45      420,000.00
    SAN FRANCISCO    CA   94132          1            11/10/99         00
    09684313                             05           01/01/00          0
    09684313                             O            12/01/29
    0


    1960350          286/286             F          376,000.00         ZZ
                                         360        375,734.62          1
    303 ELWAH VIEW DRIVE               7.750          2,693.71         80
                                       7.500          2,693.71      470,000.00
    FOX ISLAND       WA   98333          1            11/18/99         00
    09686149                             03           01/01/00          0
    09686149                             O            12/01/29
    0


    1960352          286/286             F          544,000.00         ZZ
                                         360        543,653.11          1
    2944 PARR LANE                     8.250          4,086.89         80
                                       8.000          4,086.89      680,000.00
1


    GRAPEVINE        TX   76051          1            11/30/99         00
    09687799                             05           01/01/00          0
    09687799                             O            12/01/29
    0


    1960356          B57/G01             F          287,900.00         ZZ
                                         360        287,706.82          1
    13358 VALLEYHEART DRIVE NORTH      8.000          2,112.51         79
                                       7.750          2,112.51      365,000.00
    LOS ANGELES      CA   91423          1            11/23/99         00
    0431703164                           05           01/01/00          0
    9914557                              O            12/01/29
    0


    1960363          286/286             F          260,000.00         ZZ
                                         360        259,829.93          1
    3033 WINDMILL CANYON DRIVE         8.125          1,930.49         73
                                       7.875          1,930.49      360,000.00
    CLAYTON          CA   94517          1            11/16/99         00
    08941456                             05           01/01/00          0
    08941456                             O            12/01/29
    0


    1960366          286/286             F          285,000.00         ZZ
                                         360        285,000.00          1
    1315 ROSSMOYNE AVENUE              8.000          2,091.23         51
                                       7.750          2,091.23      560,000.00
    GLENDALE         CA   91207          1            12/02/99         00
    09687172                             05           02/01/00          0
    09687172                             O            01/01/30
    0


    1960372          F18/G01             F          278,700.00         ZZ
                                         360        278,700.00          1
    1230 THORNMILL WAY                 8.375          2,118.33         80
                                       8.125          2,118.33      348,450.00
    SAN JOSE         CA   95121          1            12/02/99         00
    0431704741                           05           02/01/00          0
    R2317                                O            01/01/30
    0


    1960387          R96/G01             F          307,000.00         ZZ
                                         360        306,804.24          1
    10115 EAST CORRINE DRIVE           8.250          2,306.39         60
                                       8.000          2,306.39      517,000.00
    SCOTTSDALE       AZ   85260          1            11/05/99         00
    0431711704                           05           01/01/00          0
    IP4024                               O            12/01/29
    0
1




    1960391          H22/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    219 ALPINE DRIVE                   7.875          2,900.28         69
                                       7.625          2,900.28      580,000.00
    PARAMUS          NJ   07652          1            12/13/99         00
    0431709088                           05           02/01/00          0
    9911019                              O            01/01/30
    0


    1960416          637/G01             F          300,000.00         ZZ
                                         360        299,662.38          1
    4625 YOUNG DEER DRIVE              8.875          2,386.94         75
                                       8.625          2,386.94      400,000.00
    CUMMING          GA   30041          5            11/02/99         00
    0431726595                           05           12/01/99          0
    0012059820                           O            11/01/29
    0


    1960417          E38/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
    6085 BRIDGEVIEW DRIVE              8.000          3,522.07         64
                                       7.750          3,522.07      750,000.00
    SAN BUENAVENTUR  CA   93003          1            12/06/99         00
    0431715481                           05           02/01/00          0
    1596149811                           O            01/01/30
    0


    1960436          163/G01             F          149,700.00         ZZ
                                         360        149,606.95          1
    70 HICKORY CORNER ROAD             8.375          1,137.83         62
                                       8.125          1,137.83      242,000.00
    ALEXANDRIA TOWN  NJ   08848          2            11/22/99         00
    0431705649                           05           01/01/00          0
    373772995                            O            12/01/29
    0


    1960440          253/253             F          265,600.00         ZZ
                                         360        265,600.00          1
    3503 SENOVA DRIVE                  8.000          1,948.88         80
                                       7.750          1,948.88      332,000.00
    PEARLAND         TX   77584          1            12/09/99         00
    948022                               03           02/01/00          0
    948022                               O            01/01/30
    0


    1960447          253/253             F          120,000.00         T
                                         360        120,000.00          1
1


    200 PRIMROSE LANE #20              8.125            891.00         42
                                       7.875            891.00      289,000.00
    BRECKENRIDGE     CO   80424          1            12/04/99         00
    947740                               07           02/01/00          0
    947740                               O            01/01/30
    0


    1960457          964/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    2104 MEADOWVIEW DRIVE              8.125          1,989.89         80
                                       7.875          1,989.89      335,000.00
    PETALUMA         CA   94954          1            12/09/99         00
    0431709310                           05           02/01/00          0
    68608                                O            01/01/30
    0


    1960475          A50/A50             F           74,000.00         ZZ
                                         360         73,949.08          1
    88 LARIET LANE                     7.875            536.55         90
                                       7.625            536.55       82,600.00
    HAZLEHURST       GA   31539          2            11/12/99         04
    124782                               05           01/01/00         25
    124782                               O            12/01/29
    0


    1960500          964/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    3444 FIFE WAY                      8.000          2,025.19         80
                                       7.750          2,025.19      345,000.00
    SAN JOSE         CA   95132          1            12/03/99         00
    0431709252                           05           02/01/00          0
    68507                                O            01/01/30
    0


    1960521          B60/G01             F           91,000.00         ZZ
                                         360         91,000.00          1
    12938 VALLEYHEART DRIVE            7.875            659.81         68
    NO 9                               7.625            659.81      134,500.00
    STUDIO CITY      CA   91604          1            12/07/99         00
    0431708577                           01           02/01/00          0
    278715                               O            01/01/30
    0


    1960532          B60/G01             F          273,600.00         ZZ
                                         360        273,600.00          1
    135 CONFEDERATION WAY              7.625          1,936.52         80
                                       7.375          1,936.52      342,000.00
    IRVINE           CA   92614          1            12/07/99         00
    0431714500                           05           02/01/00          0
1


    279321                               O            01/01/30
    0


    1960544          B60/G01             F          161,250.00         ZZ
                                         360        161,250.00          1
    360 BONNIE LANE                    8.375          1,225.62         75
                                       8.125          1,225.62      215,000.00
    LA HABRA         CA   90631          1            12/08/99         00
    0431714450                           05           02/01/00          0
    278639                               O            01/01/30
    0


    1960570          B60/G01             F          274,400.00         ZZ
                                         360        274,400.00          1
    3539 CORINTH AVENUE                7.875          1,989.59         80
                                       7.625          1,989.59      343,000.00
    LOS ANGELES      CA   90066          1            11/29/99         00
    0431714666                           05           02/01/00          0
    278649                               O            01/01/30
    0


    1960574          H47/G01             F          279,920.00         ZZ
                                         360        279,920.00          1
    105 BAYLISS COURT                  8.250          2,102.95         80
                                       8.000          2,102.95      349,900.00
    MORRISVILLE      NC   27560          1            12/15/99         00
    0431706258                           03           02/01/00          0
    991147                               O            01/01/30
    0


    1960602          L75/L75             F          650,000.00         ZZ
                                         360        648,682.85          1
    LOT 1 BURRUSS BRANCH               8.000          4,769.47         80
                                       7.750          4,769.47      818,000.00
    FREE UNION       VA   22940          2            09/03/99         00
    555614857                            05           11/01/99          0
    555614857                            O            10/01/29
    0


    1960610          L75/L75             F          408,000.00         ZZ
                                         360        406,466.96          1
    111 FAWNCREST CT                   7.500          2,852.80         76
                                       7.250          2,852.80      540,000.00
    FLAT ROCK        NC   28731          2            07/15/99         00
    555597589                            03           09/01/99          0
    555597589                            O            08/01/29
    0


1


    1960624          L75/L75             F          280,000.00         ZZ
                                         360        278,669.45          1
    450 LOBLOLLY DRIVE                 7.250          1,910.10         80
                                       7.000          1,910.10      350,000.00
    VASS             NC   28394          1            06/28/99         00
    555594870                            03           08/01/99          0
    555594870                            O            07/01/29
    0


    1960637          665/G01             F          388,000.00         ZZ
                                         360        387,477.58          1
    18780 FAIRFAX LANE                 8.000          2,847.01         80
                                       7.750          2,847.01      490,000.00
    HUNTINGTONBEACH  CA   92648          1            10/20/99         00
    0431710656                           05           12/01/99          0
    9901232951                           O            11/01/29
    0


    1960675          665/G01             F          236,250.00         ZZ
                                         360        235,950.93          1
    242 GROVE ACRE AVENUE              8.375          1,795.67         75
                                       8.125          1,795.67      315,000.00
    PACIFIC GROVE    CA   93950          3            10/11/99         00
    0431738244                           03           12/01/99          0
    9901232420                           O            11/01/29
    0


    1960739          286/286             F          293,900.00         ZZ
                                         360        293,707.75          1
    51 SCONSET LANE                    8.125          2,182.20         90
                                       7.875          2,182.20      327,000.00
    IRVINE           CA   92620          1            11/03/99         10
    08936920                             05           01/01/00         25
    08936920                             O            12/01/29
    0


    1960742          286/286             F          258,400.00         ZZ
                                         360        258,212.98          1
    914 CYPRESS STREET                 7.625          1,828.94         80
                                       7.375          1,828.94      323,000.00
    EL SEGUNDO       CA   90245          1            11/16/99         00
    09686118                             05           01/01/00          0
    09686118                             O            12/01/29
    0


    1960743          286/286             F          400,000.00         ZZ
                                         360        399,744.93          1
    3405 OVERTON PARK EAST             8.250          3,005.07         80
                                       8.000          3,005.07      500,000.00
1


    FORT WORTH       TX   76109          1            11/09/99         00
    08927099                             05           01/01/00          0
    08927099                             O            12/01/29
    0


    1960744          286/286             F          263,700.00         ZZ
                                         360        263,527.50          1
    7674 CASCADE WAY                   8.125          1,957.97         90
                                       7.875          1,957.97      293,000.00
    GURNEE           IL   60031          1            11/30/99         10
    08935729                             03           01/01/00         25
    08935729                             O            12/01/29
    0


    1960745          286/286             F          308,000.00         ZZ
                                         360        307,803.60          1
    5203 LINCOLNSHIRE COURT            8.250          2,313.90         80
                                       8.000          2,313.90      385,000.00
    DALLAS           TX   75287          1            11/23/99         00
    09688721                             03           01/01/00          0
    09688721                             O            12/01/29
    0


    1960747          286/286             F          431,200.00         ZZ
                                         360        430,863.63          1
    14065 WILLOW RANCH ROAD            7.250          2,941.54         80
                                       7.000          2,941.54      539,000.00
    POWAY            CA   92064          1            11/19/99         00
    09687359                             05           01/01/00          0
    09687359                             O            12/01/29
    0


    1960749          286/286             F          257,600.00         ZZ
                                         360        257,443.95          1
    23501 PURITAN PLACE                8.500          1,980.72         80
                                       8.250          1,980.72      322,000.00
    DAMASCUS         MD   20872          2            11/19/99         00
    09687301                             03           01/01/00          0
    09687301                             O            12/01/29
    0


    1960750          286/286             F          289,200.00         ZZ
                                         360        289,005.95          1
    1104 PEBBLEWOOD DRIVE              8.000          2,122.05         80
                                       7.750          2,122.05      361,500.00
    DIAMOND BAR      CA   91765          1            11/18/99         00
    09687284                             05           01/01/00          0
    09687284                             O            12/01/29
    0
1




    1960752          286/286             F          265,000.00         ZZ
                                         360        264,817.63          1
    2875 OAKES DRIVE                   7.875          1,921.43         79
                                       7.625          1,921.43      336,000.00
    HAYWARD          CA   94542          5            11/18/99         00
    09687129                             05           01/01/00          0
    09687129                             O            12/01/29
    0


    1960757          286/286             F          277,500.00         ZZ
                                         360        277,323.05          1
    3981 RAWHIDE ROAD                  8.250          2,084.76         75
                                       8.000          2,084.76      370,000.00
    ROCKLIN          CA   95677          1            11/23/99         00
    09688281                             05           01/01/00          0
    09688281                             O            12/01/29
    0


    1960758          286/286             F          303,200.00         ZZ
                                         360        302,996.56          1
    7804 HIGH HOLLOW DRIVE             8.000          2,224.77         80
                                       7.750          2,224.77      379,000.00
    AUSTIN           TX   78750          1            11/15/99         00
    08937207                             05           01/01/00          0
    08937207                             O            12/01/29
    0


    1960759          286/286             F          494,400.00         ZZ
                                         360        494,076.59          1
    2017 CHAMBERS CIRCLE               8.125          3,670.91         80
                                       7.875          3,670.91      618,000.00
    BRENTWOOD        CA   94513          1            11/05/99         00
    08919704                             03           01/01/00          0
    08919704                             O            12/01/29
    0


    1960811          964/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    21 VIA GRANADA                     7.875          2,320.22         80
                                       7.625          2,320.22      400,000.00
    ROLLING HILLS E  CA   90274          1            12/01/99         00
    0431710433                           09           02/01/00          0
    68041                                O            01/01/30
    0


    1960815          964/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
1


    288 CIVIC CENTER DRIVE             8.125          1,930.49         80
                                       7.875          1,930.49      325,000.00
    SCOTTS VALLEY    CA   95066          1            12/10/99         00
    0431713981                           09           02/01/00          0
    65903                                O            01/01/30
    0


    1960817          685/G01             F          376,000.00         ZZ
                                         360        376,000.00          1
    4987 LEEDS STREET                  8.000          2,758.96         80
                                       7.750          2,758.96      470,000.00
    SIMI VALLEY      CA   93063          1            12/03/99         00
    0431711936                           05           02/01/00          0
    119861                               O            01/01/30
    0


    1960820          964/G01             F          277,600.00         ZZ
                                         360        277,600.00          1
    26429 OVID AVENUE                  8.375          2,109.96         80
                                       8.125          2,109.96      347,000.00
    LOMITA           CA   90717          1            12/01/99         00
    0431710581                           05           02/01/00          0
    68193                                O            01/01/30
    0


    1960821          163/G01             F          220,000.00         ZZ
                                         360        219,859.71          1
    50 DOGWOOD AVENUE                  8.250          1,652.79         72
                                       8.000          1,652.79      307,500.00
    NORTHPORT        NY   11731          1            11/18/99         00
    0431709815                           05           01/01/00          0
    1000157223                           O            12/01/29
    0


    1960822          964/G01             F          285,300.00         ZZ
                                         360        285,300.00          1
    375 SECRET TOWN LANE               8.125          2,118.34         90
                                       7.875          2,118.34      317,000.00
    COLFAX           CA   95713          1            12/01/99         04
    0431710888                           05           02/01/00         25
    68200                                O            01/01/30
    0


    1960827          811/G01             F          212,000.00         ZZ
                                         360        212,000.00          1
    1321 COURT STREET                  8.000          1,555.58         80
                                       7.750          1,555.58      265,000.00
    ALAMEDA          CA   94501          1            12/06/99         00
    0431715952                           05           02/01/00          0
1


    00205121                             O            01/01/30
    0


    1960832          L75/L75             F          472,000.00         ZZ
                                         360        471,706.62          1
    955 SCENE-O-RAMIC DRIVE            8.375          3,587.55         80
                                       8.125          3,587.55      590,000.00
    VILLAS           NC   28692          2            11/24/99         00
    555616017                            05           01/01/00          0
    555616017                            O            12/01/29
    0


    1960840          L75/L75             F          394,000.00         ZZ
                                         360        391,608.87          1
    5471 HWY 135                       7.500          2,754.91         86
                                       7.250          2,754.91      460,000.00
    STONEVILLE       NC   27048          2            04/21/99         12
    55566976                             05           06/01/99         25
    55566976                             O            05/01/29
    0


    1960844          L75/L75             F          337,400.00         ZZ
                                         360        325,099.96          1
    5730 HARDSEY                       7.000          2,244.74         80
                                       6.750          2,244.74      421,808.00
    MATTHEWS         NC   28105          1            05/25/99         00
    555587036                            03           07/01/99          0
    555587036                            O            06/01/29
    0


    1960847          B57/G01             F          270,000.00         ZZ
                                         360        269,814.19          1
    2515 TILDEN AVENUE                 7.875          1,957.69         72
                                       7.625          1,957.69      375,000.00
    LOS ANGELES      CA   90064          2            11/23/99         00
    0431710946                           05           01/01/00          0
    9920834                              O            12/01/29
    0


    1960848          L75/L75             F          330,150.00         T
                                         353        328,847.25          1
    119 BOBBY JONES DRIVE              7.500          2,320.75         80
                                       7.250          2,320.75      413,000.00
    HENDERSONVILLE   NC   28739          1            07/14/99         00
    0500579222                           03           09/01/99          0
    0500579222                           O            01/01/29
    0


1


    1960855          665/G01             F          306,100.00         ZZ
                                         360        305,883.96          1
    1111 GOSSAGE AVENUE                7.750          2,192.94         58
                                       7.500          2,192.94      532,762.00
    PETALUMA         CA   94952          1            11/03/99         00
    0431712371                           05           01/01/00          0
    9901233974                           O            12/01/29
    0


    1960856          L75/L75             F          342,000.00         ZZ
                                         360        340,873.41          1
    3 SUNFISH POINT                    7.750          2,450.13         80
                                       7.500          2,450.13      427,500.00
    GREENSBORO       NC   27408          1            08/17/99         00
    555604906                            03           10/01/99          0
    555604906                            O            09/01/29
    0


    1960863          L75/L75             F          300,000.00         ZZ
                                         357        296,521.01          1
    620 JEFFERSON FOREST DRIVE         7.625          2,128.04         58
                                       7.375          2,128.04      518,000.00
    FLAT ROCK        NC   28731          1            09/18/98         00
    0500554386                           05           11/01/98          0
    0500554386                           O            07/01/28
    0


    1960864          665/G01             F          254,600.00         ZZ
                                         360        254,265.78          1
    4543 PIPER STREET                  8.125          1,890.40         90
                                       7.875          1,890.40      282,900.00
    FREMONT          CA   94538          1            10/21/99         10
    0431722701                           05           12/01/99         25
    9901233453                           O            11/01/29
    0


    1960868          163/G01             F          500,000.00         ZZ
                                         360        499,712.33          1
    6457 SURFSIDE WAY                  8.750          3,933.50         67
                                       8.500          3,933.50      750,000.00
    MALIBU           CA   90265          2            11/19/99         00
    0431712470                           05           01/01/00          0
    217166598                            O            12/01/29
    0


    1960875          L75/L75             F          360,000.00         ZZ
                                         360        355,594.53          1
    120 BIRCHLAND DRIVE                7.500          2,517.18         78
                                       7.250          2,517.18      465,000.00
1


    FUQUAY-VARINA    NC   27526          1            09/23/98         00
    500590104                            05           11/01/98          0
    500590104                            O            10/01/28
    0


    1960938          163/G01             F          380,000.00         ZZ
                                         360        379,724.96          1
    1 INDEPENDENCE DRIVE               7.625          2,689.62         79
                                       7.375          2,689.62      483,250.00
    SOUTHBOROUGH     MA   01772          1            11/16/99         00
    0431711258                           05           01/01/00          0
    1000152814                           O            12/01/29
    0


    1960987          286/286             F          300,000.00         ZZ
                                         360        299,777.36          1
    801 COBBLESTONE COURT              7.500          2,097.64         80
                                       7.250          2,097.64      375,000.00
    CEDAR HILL       TX   75104          1            11/11/99         00
    09684964                             05           01/01/00          0
    09684964                             O            12/01/29
    0


    1960990          286/286             F          376,000.00         ZZ
                                         360        375,741.24          1
    2212 TERRA BELLA LANE              7.875          2,726.26         80
                                       7.625          2,726.26      470,000.00
    CAMARILLO        CA   93012          1            11/22/99         00
    09684631                             05           01/01/00          0
    09684631                             O            12/01/29
    0


    1961008          286/286             F          311,200.00         ZZ
                                         360        310,985.83          1
    126 TERREBONNE DRIVE               7.875          2,256.42         80
                                       7.625          2,256.42      389,000.00
    WALNUT CREEK     CA   94598          1            11/16/99         00
    08862572                             05           01/01/00          0
    08862572                             O            12/01/29
    0


    1961024          286/286             F          326,500.00         ZZ
                                         360        326,286.43          1
    77 CASSADY COURT                   8.125          2,424.25         79
                                       7.875          2,424.25      415,000.00
    LIVERMORE        CA   94550          2            11/12/99         00
    09685371                             05           01/01/00          0
    09685371                             O            12/01/29
    0
1




    1961031          286/286             F          284,000.00         ZZ
                                         360        283,799.56          1
    2638 HACKBERRY CIRCLE              7.750          2,034.61         79
                                       7.500          2,034.61      360,000.00
    CHINO            CA   91709          2            11/17/99         00
    08887079                             05           01/01/00          0
    08887079                             O            12/01/29
    0


    1961035          286/286             F          350,000.00         ZZ
                                         360        349,765.15          1
    8028 MASEFIELD COURT               8.000          2,568.18         68
                                       7.750          2,568.18      520,000.00
    WEST HILLS AREA  CA   91304          1            11/01/99         00
    08936737                             03           01/01/00          0
    08936737                             O            12/01/29
    0


    1961037          286/286             F          303,750.00         ZZ
                                         360        303,546.19          1
    9818 CAMINITO LASWANE              8.000          2,228.81         75
                                       7.750          2,228.81      405,000.00
    SAN DIEGO        CA   92131          1            11/16/99         00
    09685673                             03           01/01/00          0
    09685673                             O            12/01/29
    0


    1961040          286/286             F          333,600.00         ZZ
                                         360        333,397.90          1
    4181 DAVIS CUP DRIVE               8.500          2,565.10         80
                                       8.250          2,565.10      417,000.00
    HUNTINGTON BEAC  CA   92649          1            11/05/99         00
    09684491                             09           01/01/00          0
    09684491                             O            12/01/29
    0


    1961043          286/286             F          500,000.00         ZZ
                                         360        499,664.51          1
    5339 CANYON HILLS LANE             8.000          3,668.82         60
                                       7.750          3,668.82      841,950.00
    SAN JOSE         CA   95138          1            11/03/99         00
    08939205                             05           01/01/00          0
    08939205                             O            12/01/29
    0


    1961047          286/286             F          280,000.00         ZZ
                                         360        279,816.84          1
1


    37W190 HERITAGE OAKS DRIVE         8.125          2,078.99         61
                                       7.875          2,078.99      465,000.00
    ST CHARLES       IL   60175          1            11/17/99         00
    08939506                             03           01/01/00          0
    08939506                             O            12/01/29
    0


    1961049          286/286             F          400,000.00         ZZ
                                         360        399,709.68          1
    4019 26TH STREET                   7.625          2,831.17         60
                                       7.375          2,831.17      675,000.00
    SAN FRANCISCO    CA   94131          5            11/22/99         00
    9687101                              05           01/01/00          0
    9687101                              O            12/01/29
    0


    1961050          286/286             F          253,000.00         ZZ
                                         360        252,842.75          1
    1299 159TH AVENUE                  8.375          1,922.98         80
                                       8.125          1,922.98      320,000.00
    SAN LORENZO      CA   94580          2            11/08/99         00
    08939826                             03           01/01/00          0
    08939826                             O            12/01/29
    0


    1961052          286/286             F          280,250.00         ZZ
                                         360        280,042.01          1
    7444 LA PAZ COURT                  7.500          1,959.55         95
                                       7.250          1,959.55      295,000.00
    PALO CEDRO       CA   96073          1            11/17/99         10
    8867681                              05           01/01/00         30
    8867681                              O            12/01/29
    0


    1961058          286/286             F          540,000.00         ZZ
                                         360        539,628.38          1
    1842 ALPINE DRIVE                  7.875          3,915.37         80
                                       7.625          3,915.37      675,000.00
    SAN MARINO       CA   91108          1            11/15/99         00
    9685519                              05           01/01/00          0
    9685519                              O            12/01/29
    0


    1961062          286/286             F          400,000.00         ZZ
                                         360        399,731.61          1
    14008 EAST PONY LANE               8.000          2,935.06         89
                                       7.750          2,935.06      450,000.00
    GILBERT          AZ   85296          1            11/05/99         10
    09684425                             05           01/01/00         25
1


    09684425                             O            12/01/29
    0


    1961063          286/286             F          300,200.00         ZZ
                                         360        300,003.62          1
    1857 FLICKINGER AVENUE             8.125          2,228.98         95
                                       7.875          2,228.98      316,000.00
    SAN JOSE         CA   95131          1            11/09/99         10
    9685395                              05           01/01/00         30
    9685395                              O            12/01/29
    0


    1961064          286/286             F          384,000.00         T
                                         360        383,755.14          1
    145 NEPTUNE AVENUE                 8.250          2,884.86         80
                                       8.000          2,884.86      480,000.00
    ENCINITAS        CA   92024          1            11/22/99         00
    9685268                              05           01/01/00          0
    9685268                              O            12/01/29
    0


    1961067          286/286             F          276,000.00         ZZ
                                         360        275,583.80          1
    9282 MONMOUTH COURT                8.500          2,122.20         80
                                       8.250          2,122.20      345,034.00
    ELK GROVE        CA   95758          1            10/28/99         00
    8935300                              03           12/01/99          0
    8935300                              O            11/01/29
    0


    1961071          286/286             F          280,000.00         ZZ
                                         360        279,807.31          1
    1204 SOUTH WESTLAKE BOULEVARD      7.875          2,030.19         80
    #D                                 7.625          2,030.19      350,000.00
    THOUSAND OAKS    CA   91361          2            11/15/99         00
    8936146                              01           01/01/00          0
    8936146                              O            12/01/29
    0


    1961074          286/286             F          276,250.00         ZZ
                                         360        276,050.06          1
    867 MCKENZIE CREST DRIVE           7.625          1,955.28         85
                                       7.375          1,955.28      325,000.00
    SPRINGFIELD      OR   97477          1            11/01/99         14
    8935042                              05           01/01/00         12
    8935042                              O            12/01/29
    0


1


    1961077          286/286             F          359,950.00         ZZ
                                         360        359,726.27          1
    234 LORRAINE COURT                 8.375          2,735.88         80
                                       8.125          2,735.88      449,950.00
    HEALDSBURG       CA   95448          1            11/18/99         00
    8941489                              05           01/01/00          0
    8941489                              O            12/01/29
    0


    1961116          M32/M32             F          649,850.00         ZZ
                                         360        649,850.00          1
    13 WAPPINGER TRAIL                 7.500          4,543.85         70
                                       7.250          4,543.85      930,000.00
    BRIARCLIFF MANO  NY   10510          1            12/08/99         00
    500350509                            05           02/01/00          0
    500350509                            O            01/01/30
    0


    1961158          286/286             F          300,000.00         ZZ
                                         360        299,818.26          1
    921 ALLEGRO LANE                   8.500          2,306.74         80
                                       8.250          2,306.74      375,000.00
    APOLLO BEACH     FL   35720          1            11/24/99         00
    08935792                             03           01/01/00          0
    08935792                             O            12/01/29
    0


    1961163          286/286             F          295,800.00         ZZ
                                         360        295,596.43          1
    632 VIA DEL CAMPO                  7.875          2,144.76         80
                                       7.625          2,144.76      369,791.00
    SAN MARCOS       CA   92069          1            11/03/99         00
    08903758                             03           01/01/00          0
    08903758                             O            12/01/29
    0


    1961166          286/286             F          385,100.00         ZZ
                                         360        384,799.59          1
    230 KNAPP COURT                    7.250          2,627.06         90
                                       7.000          2,627.06      427,900.00
    EL DORADO HILLS  CA   95762          1            11/19/99         10
    08940987                             03           01/01/00         25
    08940987                             O            12/01/29
    0


    1961168          F03/G01             F           78,500.00         ZZ
                                         360         78,500.00          1
    41 SOUTH OSCEOLA STREET            8.625            610.56         72
                                       8.375            610.56      110,000.00
1


    DENVER           CO   80219          2            12/10/99         00
    0431714260                           05           02/01/00          0
    DEN13657                             O            01/01/30
    0


    1961173          623/623             F          350,000.00         ZZ
                                         360        349,759.13          1
    635 CARIBOU WAY                    7.875          2,537.75         59
                                       7.625          2,537.75      600,000.00
    SANTA MARIA      CA   93455          1            11/18/99         00
    6369759                              03           01/01/00          0
    6369759                              O            12/01/29
    0


    1961198          286/286             F          269,600.00         ZZ
                                         360        269,237.00          1
    20645 CHATSWORTH STREET            8.000          1,978.23         80
                                       7.750          1,978.23      337,000.00
    CHATSWORTH AREA  CA   91311          1            11/29/99         00
    09684088                             07           01/01/00          0
    09684088                             O            12/01/29
    0


    1961202          286/286             F          372,000.00         ZZ
                                         360        372,000.00          1
    4201 RANGE VIEW COVE               8.375          2,827.47         80
                                       8.125          2,827.47      465,000.00
    AUSTIN           TX   78730          1            12/06/99         00
    09688771                             03           02/01/00          0
    09688771                             O            01/01/30
    0


    1961232          665/G01             F          351,500.00         ZZ
                                         360        351,232.54          1
    1638 EMBASSY CIRCLE                7.375          2,427.72         76
                                       7.125          2,427.72      464,900.00
    LIVERMORE        CA   94550          1            11/05/99         00
    0431715598                           05           01/01/00          0
    9901233905                           O            12/01/29
    0


    1961238          665/G01             F          169,600.00         ZZ
                                         360        169,491.85          1
    136 NORTH FIRST STREET             8.250          1,274.15         80
                                       8.000          1,274.15      212,000.00
    SALINAS          CA   93906          1            11/04/99         00
    0431718352                           05           01/01/00          0
    9901233889                           O            12/01/29
    0
1




    1961264          K31/G01             F          273,650.00         ZZ
                                         360        273,471.00          1
    4615 MOORE ROAD                    8.125          2,031.84         80
                                       7.875          2,031.84      346,000.00
    SUWANEE          GA   30024          2            11/29/99         00
    0431714674                           05           01/01/00          0
    915011092                            O            12/01/29
    0


    1961315          286/286             F          271,800.00         ZZ
                                         360        271,608.16          1
    7287 WEST 90TH STREET              7.750          1,947.21         90
                                       7.500          1,947.21      302,000.00
    LOS ANGELES      CA   90045          1            11/24/99         10
    09688326                             05           01/01/00         25
    09688326                             O            12/01/29
    0


    1961320          286/286             F          340,000.00         T
                                         360        339,783.19          1
    43677 WOLF ROAD                    8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    BIG BEAR LAKE    CA   92315          1            11/29/99         00
    9687757                              05           01/01/00          0
    9687757                              O            12/01/29
    0


    1961323          286/286             F          306,000.00         ZZ
                                         360        305,772.90          1
    89 BELFORD DRIVE                   7.500          2,139.60         77
                                       7.250          2,139.60      400,000.00
    DALY CITY        CA   94015          2            11/22/99         00
    9686880                              03           01/01/00          0
    9686880                              O            12/01/29
    0


    1961331          286/286             F          285,000.00         ZZ
                                         360        284,803.86          1
    398 SUTTERWIND DRIVE               7.875          2,066.45         75
                                       7.625          2,066.45      380,000.00
    MILPITAS         CA   95035          1            11/16/99         00
    9686408                              03           01/01/00          0
    9686408                              O            12/01/29
    0


    1961334          286/286             F          263,000.00         ZZ
                                         360        262,827.96          1
1


    15 KEITH CIRCLE                    8.125          1,952.77         80
                                       7.875          1,952.77      330,000.00
    KILLINGWORTH     CT   06419          2            11/29/99         00
    9686327                              05           01/01/00          0
    9686327                              O            12/01/29
    0


    1961340          286/286             F          316,800.00         ZZ
                                         360        316,592.77          1
    3568 SYDNEY DRIVE                  8.125          2,352.23         80
                                       7.875          2,352.23      396,000.00
    SAN JOSE         CA   95132          1            11/23/99         00
    9686027                              05           01/01/00          0
    9686027                              O            12/01/29
    0


    1961341          286/286             F          532,000.00         ZZ
                                         360        531,651.99          1
    819 HOWARD STREET                  8.125          3,950.09         80
                                       7.875          3,950.09      665,000.00
    MARINA DEL REY   CA   90047          1            11/24/99         00
    9684930                              05           01/01/00          0
    9684930                              O            12/01/29
    0


    1961438          964/G01             F          317,000.00         ZZ
                                         360        317,000.00          1
    579 OXFORD STREET                  8.000          2,326.03         68
                                       7.750          2,326.03      467,000.00
    SAN FRANCISCO    CA   94134          1            12/10/99         00
    0431721653                           05           02/01/00          0
    0000                                 O            01/01/30
    0


    1961439          964/G01             F          383,900.00         ZZ
                                         360        380,682.35          1
    21451 BIRDHOLLOW DRIVE             6.875          2,521.95         80
                                       6.625          2,521.95      479,900.00
    TRABUCO CANYON   CA   92679          1            05/04/99         00
    0431722628                           03           07/01/99          0
    0000                                 O            06/01/29
    0


    1961441          964/G01             F          400,000.00         ZZ
                                         360        397,606.82          1
    126 SHOOTING STAR ISLE             6.875          2,627.72         51
                                       6.625          2,627.72      795,000.00
    FOSTER CITY      CA   94404          1            05/27/99         00
    0431722529                           05           07/01/99          0
1


    0000                                 O            06/01/29
    0


    1961443          964/G01             F          320,800.00         ZZ
                                         360        318,597.51          1
    14 STRAWBERRY CIRCLE               6.875          2,107.43         80
                                       6.625          2,107.43      401,000.00
    MILL VALLEY      CA   94941          1            04/27/99         00
    0431722685                           05           06/01/99          0
    0000                                 O            05/01/29
    0


    1961445          964/G01             F          528,000.00         ZZ
                                         360        528,000.00          1
    1075 BAKER STREET                  7.750          3,782.66         80
                                       7.500          3,782.66      660,000.00
    SAN FRANCISCO    CA   94115          1            12/09/99         00
    0431721620                           05           02/01/00          0
    0000                                 O            01/01/30
    0


    1961447          964/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    15 MOORE ROAD                      7.625          2,406.50         69
                                       7.375          2,406.50      494,955.00
    NOVATO           CA   94949          1            12/03/99         00
    0431721661                           03           02/01/00          0
    67467                                O            01/01/30
    0


    1961449          964/G01             F          342,400.00         ZZ
                                         360        342,400.00          1
    801 LA VINA LANE                   7.875          2,482.64         80
                                       7.625          2,482.64      428,597.00
    ALTADENA (AREA)  CA   91001          1            12/10/99         00
    0431721703                           03           02/01/00          0
    0000                                 O            01/01/30
    0


    1961513          H58/G01             F          290,700.00         ZZ
                                         360        290,700.00          1
    329 ALTA LOMA AVENUE               8.500          2,235.23         95
                                       8.250          2,235.23      306,000.00
    DALY CITY        CA   94015          1            12/09/99         01
    0431741297                           01           02/01/00         30
    43400                                O            01/01/30
    0


1


    1961526          Q59/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
    459 MONTANA CIRCLE                 8.125          1,247.40         37
                                       7.875          1,247.40      460,000.00
    OJAI             CA   93023          2            12/07/99         00
    0431724616                           05           02/01/00          0
    99001427                             O            01/01/30
    0


    1961537          685/G01             F          455,950.00         ZZ
                                         360        455,950.00          1
    20882 PARKRIDGE                    8.125          3,385.42         80
                                       7.875          3,385.42      570,000.00
    LAKE FOREST      CA   92630          1            12/10/99         00
    0431724103                           03           02/01/00          0
    600691                               O            01/01/30
    0


    1961656          964/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    22508 SUSANA AVENUE                8.250          2,193.70         80
                                       8.000          2,193.70      365,000.00
    TORRANCE         CA   90505          1            12/08/99         00
    0431725233                           05           02/01/00          0
    68547                                O            01/01/30
    0


    1961684          665/G01             F          316,000.00         ZZ
                                         360        315,595.61          1
    319 SANTA BARBARA AVENUE           8.250          2,374.00         80
                                       8.000          2,374.00      395,000.00
    DALY CITY        CA   94014          1            10/04/99         00
    0431727064                           05           12/01/99          0
    9901232183                           O            11/01/29
    0


    1961747          470/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    419 BOLIVIA                        8.000          2,847.01         80
                                       7.750          2,847.01      485,000.00
    SAN CLEMENTE     CA   92672          1            12/08/99         00
    0431727163                           03           02/01/00          0
    93102423                             O            01/01/30
    0


    1961846          685/G01             F          164,000.00         ZZ
                                         360        164,000.00          1
    610 ALISO STREET                   8.375          1,246.52         38
                                       8.125          1,246.52      435,000.00
1


    VENTURA          CA   93001          2            12/13/99         00
    0431733062                           05           02/01/00          0
    119853                               O            01/01/30
    0


    1961849          685/G01             F          153,200.00         ZZ
                                         360        153,200.00          1
    149 CASTLEWOOD AVENUE              8.125          1,137.51         75
                                       7.875          1,137.51      204,321.00
    LATHROP          CA   95330          1            12/09/99         00
    0431738145                           05           02/01/00          0
    601221                               O            01/01/30
    0


    1961852          964/G01             F          423,500.00         ZZ
                                         360        423,500.00          1
    1137 COLUSA AVENUE                 7.625          2,997.51         70
                                       7.375          2,997.51      605,000.00
    BERKELEY         CA   94707          5            12/14/99         00
    0431726702                           05           02/01/00          0
    68650                                O            01/01/30
    0


    1961857          964/G01             F          340,000.00         ZZ
                                         360        339,760.03          1
    748 DARTMOUTH AVENUE               7.750          2,435.80         57
                                       7.500          2,435.80      600,000.00
    SAN CARLOS       CA   94070          2            11/29/99         00
    0431726892                           05           01/01/00          0
    67131                                O            12/01/29
    0


    1961860          964/G01             F           85,000.00         ZZ
                                         360         85,000.00          1
    2217 JUNIPER COURT                 8.500            653.58         20
                                       8.250            653.58      439,900.00
    BOULDER          CO   80304          1            12/15/99         00
    0431727015                           03           02/01/00          0
    68964                                O            01/01/30
    0


    1961944          593/593             F          356,450.00         ZZ
                                         360        356,450.00          1
    4925 PINE BLUFF TRAIL              8.125          2,646.64         80
                                       7.875          2,646.64      445,619.00
    RENO             NV   89509          1            12/09/99         00
    7597420                              03           02/01/00          0
    7597420                              O            01/01/30
    0
1




    1961981          286/286             F          308,000.00         ZZ
                                         360        307,771.42          1
    5671 CARMELA COURT                 7.500          2,153.58         80
                                       7.250          2,153.58      385,000.00
    MERCED           CA   95340          1            11/29/99         00
    8941476                              05           01/01/00          0
    8941476                              O            12/01/29
    0


    1961984          964/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    408 ROBINSON CIRCLE                8.000          1,937.14         80
                                       7.750          1,937.14      330,000.00
    PLACENTIA        CA   92870          1            12/15/99         00
    0431734482                           05           02/01/00          0
    69013                                O            01/01/30
    0


    1961992          964/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    151 RIVERTON DRIVE                 8.250          2,704.56         80
                                       8.000          2,704.56      450,000.00
    SAN FRANCISCO    CA   94132          1            12/13/99         00
    0431729797                           05           02/01/00          0
    67633                                O            01/01/30
    0


    1962013          B60/G01             F          266,400.00         ZZ
                                         360        266,400.00          1
    2615 CAMINO LENADA                 8.000          1,954.75         80
                                       7.750          1,954.75      333,000.00
    OAKLAND          CA   94611          1            12/14/99         00
    0431745447                           05           02/01/00          0
    279683                               O            01/01/30
    0


    1962029          B60/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    1664 GLENVILLE DRIVE               7.375          1,989.14         80
                                       7.125          1,989.14      360,000.00
    SAN JOSE         CA   95124          1            12/09/99         00
    0431741719                           05           02/01/00          0
    279401                               O            01/01/30
    0


    1962098          286/286             F          292,800.00         ZZ
                                         360        292,603.54          1
1


    2501 MIRA VISTA COURT              8.000          2,148.46         80
                                       7.750          2,148.46      366,000.00
    MODESTO          CA   95356          1            11/12/99         00
    08878847                             05           01/01/00          0
    08878847                             O            12/01/29
    0


    1962128          420/G01             F          130,000.00         T
                                         360        130,000.00          1
    7052 9TH AVENUE                    8.250            976.65         54
                                       8.000            976.65      245,000.00
    TAHOMA           CA   96142          1            12/10/99         00
    0431729607                           05           02/01/00          0
    436949                               O            01/01/30
    0


    1962183          665/G01             F          291,250.00         ZZ
                                         360        291,059.49          1
    412 VICTORIA AVENUE                8.125          2,162.52         90
                                       7.875          2,162.52      323,696.00
    SALINAS          CA   93906          1            11/09/99         10
    0431736974                           05           01/01/00         25
    9901232943                           O            12/01/29
    0


    1962225          A50/A50             F          335,000.00         ZZ
                                         360        334,786.39          1
    211 WILLIAMS AND BROAD DRIVE       8.250          2,516.74         80
                                       8.000          2,516.74      420,000.00
    BROWNSBORO       AL   35741          2            11/30/99         00
    106565                               05           01/01/00          0
    106565                               O            12/01/29
    0


    1962241          B60/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    5972 LITTLEFIELD DRIVE             8.000          2,847.01         73
                                       7.750          2,847.01      535,000.00
    HUNTINGTON BEAC  CA   92648          5            12/13/99         00
    0431734037                           05           02/01/00          0
    280110                               O            01/01/30
    0


    1962247          B60/G01             F          306,320.00         ZZ
                                         360        306,320.00          1
    29032 MIRA VISTA                   8.000          2,247.67         80
                                       7.750          2,247.67      382,900.00
    LAGUNA NIGUEL    CA   92677          1            11/08/99         00
    0431734078                           03           02/01/00          0
1


    278001                               O            01/01/30
    0


    1962249          B60/G01             F          365,000.00         ZZ
                                         360        365,000.00          1
    1983 20TH AVENUE                   8.000          2,678.24         58
                                       7.750          2,678.24      635,000.00
    SAN FRANCISCO    CA   94127          1            12/03/99         00
    0431742295                           07           02/01/00          0
    279989                               O            01/01/30
    0


    1962260          575/G01             F          387,000.00         ZZ
                                         360        387,000.00          1
    5 HILTON TERRACE                   7.625          2,739.16         74
                                       7.375          2,739.16      530,000.00
    NEWPORT NEWS     VA   23601          1            12/15/99         00
    0431733807                           05           02/01/00          0
    9338823                              O            01/01/30
    0


    1962265          B60/G01             F          493,829.00         ZZ
                                         360        493,829.00          1
    18762 CALERA LANE                  7.500          3,452.92         80
                                       7.250          3,452.92      617,287.00
    HUNTINGTON BEAC  CA   92648          1            12/08/99         00
    0431733013                           03           02/01/00          0
    279713                               O            01/01/30
    0


    1962277          F27/F27             F          310,650.00         ZZ
                                         360        310,419.45          1
    303 GAME CREEK DRIVE               7.500          2,172.11         80
                                       7.250          2,172.11      388,358.00
    ROCKVILLE        MD   20850          1            11/19/99         00
    6060072114                           03           01/01/00          0
    6060072114                           O            12/01/29
    0


    1962283          F27/F27             F          319,550.00         ZZ
                                         360        319,318.72          1
    14118 WOODENS LANE                 7.625          2,261.75         95
                                       7.375          2,261.75      336,400.00
    REISTERSTOWN     MD   21136          1            11/15/99         12
    6060073587                           05           01/01/00         30
    6060073587                           O            12/01/29
    0


1


    1962289          470/G01             F          296,800.00         ZZ
                                         360        296,800.00          1
    404 MONTGOMERY PLACE               8.000          2,177.82         80
                                       7.750          2,177.82      371,000.00
    VISALIA          CA   93291          1            12/10/99         00
    0431735455                           05           02/01/00          0
    32015514                             O            01/01/30
    0


    1962299          163/163             F          287,910.00         ZZ
                                         360        287,910.00          1
    89 WINDING WAY                     8.625          2,239.33         90
                                       8.375          2,239.33      319,900.00
    WEST ORANGE      NJ   07052          1            12/07/99         14
    005100599                            05           02/01/00         25
    005100599                            O            01/01/30
    0


    1962310          163/163             F          351,450.00         ZZ
                                         360        351,214.18          1
    22 SOUTH BROKENFERN DRIVE          8.000          2,578.82         90
                                       7.750          2,578.82      390,500.00
    THE WOODLANDS    TX   77380          1            11/19/99         04
    499995449                            03           01/01/00         25
    499995449                            O            12/01/29
    0


    1962321          163/163             F          447,200.00         ZZ
                                         360        446,914.84          1
    1746 HICKS AVENUE                  8.250          3,359.66         72
                                       8.000          3,359.66      625,000.00
    SAN JOSE         CA   95125          2            11/19/99         00
    717201536                            05           01/01/00          0
    717201536                            O            12/01/29
    0


    1962323          163/163             F          290,000.00         ZZ
                                         360        289,805.41          1
    135 THIRD STREET                   8.000          2,127.92         73
                                       7.750          2,127.92      400,000.00
    ENCINITAS        CA   92024          2            11/16/99         00
    1417168529                           01           01/01/00          0
    1417168529                           O            12/01/29
    0


    1962325          163/163             F          469,000.00         ZZ
                                         360        469,000.00          1
    5 TURIN COURT                      7.875          3,400.58         79
                                       7.625          3,400.58      594,000.00
1


    SAN ANTONIO      TX   78257          1            12/08/99         00
    400598233                            03           02/01/00          0
    400598233                            O            01/01/30
    0


    1962388          163/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    5832 LA CUESTA DRIVE               8.250          2,366.49         80
                                       8.000          2,366.49      395,000.00
    SANTA ROSA       CA   95409          1            12/06/99         00
    0431735166                           05           02/01/00          0
    0217190754                           O            01/01/30
    0


    1962396          811/G01             F          367,450.00         ZZ
                                         360        367,450.00          1
    3455 BALDWIN WAY                   8.125          2,728.31         75
                                       7.875          2,728.31      489,950.00
    SANTA ROSA       CA   95403          1            12/15/99         00
    0431741537                           03           02/01/00          0
    FM00205098                           O            01/01/30
    0


    1962445          163/G01             F          370,450.00         ZZ
                                         360        370,207.68          1
    10559 HARVEST VIEW WAY             8.125          2,750.58         80
                                       7.875          2,750.58      463,116.00
    SAN DIEGO        CA   92128          1            11/23/99         00
    0431735398                           03           01/01/00          0
    1417188865                           O            12/01/29
    0


    1962446          B57/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    1101 EL MEDIO AVENUE               8.125          4,826.24         79
                                       7.875          4,826.24      825,000.00
    PACIFIC PALISAD  CA   90272          1            12/14/99         00
    0431747625                           05           02/01/00          0
    9921087                              O            01/01/30
    0


    1962450          685/G01             F          522,950.00         ZZ
                                         360        522,950.00          1
    30 WINSLOW STREET                  7.875          3,791.75         80
                                       7.625          3,791.75      653,696.00
    LADERA RANCH     CA   92694          1            12/01/99         00
    0431740935                           03           02/01/00          0
    000                                  O            01/01/30
    0
1




    1962455          B57/G01             F          584,000.00         ZZ
                                         360        584,000.00          1
    3051 LARKIN ROAD                   8.000          4,285.19         70
                                       7.750          4,285.19      835,000.00
    PEBBLE BEACH     CA   93953          1            12/08/99         00
    0431747724                           05           02/01/00          0
    99S0175                              O            01/01/30
    0


    1962477          462/G01             F          359,150.00         ZZ
                                         360        358,920.98          1
    15853 S W 16 STREET                8.250          2,698.18         90
                                       8.000          2,698.18      399,090.00
    DAVIE            FL   33326          1            11/24/99         04
    0431748771                           03           01/01/00         25
    7235609                              O            12/01/29
    0


    1962485          462/G01             F          397,900.00         ZZ
                                         360        397,900.00          1
    641 VIA LINDA                      8.000          2,919.65         80
                                       7.750          2,919.65      497,448.00
    THOUSAND OAKS    CA   91320          1            12/01/99         00
    0431747955                           03           02/01/00          0
    7035108                              O            01/01/30
    0


    1962486          462/G01             F          280,000.00         ZZ
                                         360        279,816.83          1
    7 FREESIA                          8.125          2,079.00         67
                                       7.875          2,079.00      420,000.00
    LAS FLORES AREA  CA   92688          1            11/15/99         00
    0431748797                           03           01/01/00          0
    7535503                              O            12/01/29
    0


    1962488          462/G01             F          366,950.00         ZZ
                                         360        366,950.00          1
    657 VIA LINDA                      7.875          2,660.65         80
                                       7.625          2,660.65      458,725.00
    THOUSAND OAKS    CA   91320          1            12/01/99         00
    0431751486                           03           02/01/00          0
    7434707                              O            01/01/30
    0


    1962494          462/G01             F          321,650.00         ZZ
                                         360        321,434.17          1
1


    1795 SUNNINGDALE DRIVE             8.000          2,360.16         90
                                       7.750          2,360.16      357,405.00
    ROSEVILLE        CA   95747          1            11/16/99         11
    0431742014                           03           01/01/00         25
    7092901                              O            12/01/29
    0


    1962496          462/G01             F          265,150.00         BB
                                         360        264,989.37          1
    2420 GARRETT COURT                 8.500          2,038.78         95
                                       8.250          2,038.78      279,141.00
    TRACY            CA   95376          1            11/12/99         11
    0431748003                           05           01/01/00         30
    7224900                              O            12/01/29
    0


    1962500          462/G01             F          298,650.00         ZZ
                                         360        298,444.47          1
    728 CAMINO DEL SOL                 7.875          2,165.42         80
                                       7.625          2,165.42      373,341.00
    THOUSAND OAKS    CA   91320          1            11/19/99         00
    0431747831                           01           01/01/00          0
    6848204                              O            12/01/29
    0


    1962516          462/G01             F          274,350.00         ZZ
                                         360        274,170.53          1
    752 SOUTH LASSEN COURT             8.125          2,037.05         80
                                       7.875          2,037.05      342,990.00
    ANAHEIM          CA   92804          1            11/09/99         00
    0431748631                           03           01/01/00          0
    7538705                              O            12/01/29
    0


    1962517          462/G01             F          284,500.00         ZZ
                                         360        284,299.20          1
    4252 CASTLEPEAK DRIVE              7.750          2,038.20         80
                                       7.500          2,038.20      355,640.00
    CORONA           CA   92883          1            11/12/99         00
    0431748896                           05           01/01/00          0
    7396609                              O            12/01/29
    0


    1962519          462/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    1707 FLAG PIN DRIVE                7.875          3,625.35         77
                                       7.625          3,625.35      656,832.00
    CORONA           CA   92883          1            12/02/99         00
    0431748672                           03           02/01/00          0
1


    6869903                              O            01/01/30
    0


    1962522          B57/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    8751 WONDERLAND PARK AVENUE        8.250          2,178.68         80
                                       8.000          2,178.68      365,000.00
    LOS ANGELES      CA   90046          2            12/10/99         00
    0431747609                           05           02/01/00          0
    9914615                              O            01/01/30
    0


    1962524          462/G01             F          368,000.00         BB
                                         360        367,746.74          1
    7441 MAGELLAN STREET               7.875          2,668.26         80
                                       7.625          2,668.26      465,000.00
    CARLSBAD         CA   92009          1            11/11/99         00
    0431748326                           03           01/01/00          0
    7516503                              O            12/01/29
    0


    1962527          462/G01             F          325,000.00         ZZ
                                         360        324,776.33          1
    152 CYMBIDIUM CIRCLE               7.875          2,356.48         68
                                       7.625          2,356.48      479,152.00
    SOUTH SAN FRANC  CA   94080          1            11/08/99         00
    0431748235                           03           01/01/00          0
    7272701                              O            12/01/29
    0


    1962529          462/G01             F          259,700.00         ZZ
                                         360        259,507.26          1
    5074 STONE RIDGE DRIVE             7.500          1,815.87         80
                                       7.250          1,815.87      324,645.00
    CHINO HILLS      CA   91709          1            11/11/99         00
    0431748607                           05           01/01/00          0
    7523202                              O            12/01/29
    0


    1962533          462/G01             F          292,000.00         ZZ
                                         360        291,804.07          1
    2188 CORTE ARBOLES                 8.000          2,142.60         80
                                       7.750          2,142.60      365,000.00
    CARLSBAD         CA   92009          1            11/17/99         00
    0431748268                           03           01/01/00          0
    7552904                              O            12/01/29
    0


1


    1962534          462/G01             F          293,150.00         ZZ
                                         360        292,948.25          1
    19 EDELWEISS                       7.875          2,125.55         80
                                       7.625          2,125.55      366,445.00
    LAS FLORES AREA  CA   92688          1            11/19/99         00
    0431748623                           03           01/01/00          0
    7561509                              O            12/01/29
    0


    1962536          462/G01             F          342,500.00         ZZ
                                         360        342,245.82          1
    1576 CALCO CREEK DRIVE             7.500          2,394.81         66
                                       7.250          2,394.81      520,630.00
    SAN JOSE         CA   95127          1            11/09/99         00
    0431748870                           05           01/01/00          0
    6828800                              O            12/01/29
    0


    1962537          462/G01             F          401,950.00         ZZ
                                         360        401,666.31          1
    7920 GRADO EL TUPELO               7.750          2,879.62         80
                                       7.500          2,879.62      502,490.00
    CARLSBAD         CA   92009          1            11/18/99         00
    0431748854                           03           01/01/00          0
    7112402                              O            12/01/29
    0


    1962544          462/G01             F          280,000.00         ZZ
                                         360        279,812.12          1
    1132 KINGFISHER CIRCLE             8.000          2,054.55         77
                                       7.750          2,054.55      367,000.00
    FOLSOM           CA   95630          1            11/04/99         00
    0431748128                           03           01/01/00          0
    0007346208                           O            12/01/29
    0


    1962545          462/G01             F          280,000.00         ZZ
                                         360        279,812.12          1
    138 CYMBIDIUM CIRCLE               8.000          2,054.55         64
                                       7.750          2,054.55      440,840.00
    SOUTH SAN FRANC  CA   94080          1            11/15/99         00
    0431748193                           05           01/01/00          0
    0007358401                           O            12/01/29
    0


    1962707          356/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    3490 SANDMOUND BLVD                8.500          2,060.69         80
                                       8.250          2,060.69      335,000.00
1


    OAKLEY           CA   94561          1            12/06/99         00
    0431737980                           05           02/01/00          0
    2766889                              O            01/01/30
    0


    1962721          163/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    11 BLUE SPRUCE                     7.625          2,831.18         80
                                       7.375          2,831.18      500,000.00
    IRVINE           CA   92620          1            12/09/99         00
    0431737741                           03           02/01/00          0
    617192206                            O            01/01/30
    0


    1962723          B60/G01             F          322,400.00         ZZ
                                         360        322,400.00          1
    61 LAURELHURST DRIVE               7.750          2,309.71         80
                                       7.500          2,309.71      403,000.00
    LADERA RANCH (A  CA   92694          1            12/15/99         00
    0431747773                           03           02/01/00          0
    278931                               O            01/01/30
    0


    1962987          A52/G01             F          396,900.00         ZZ
                                         360        396,900.00          1
    1173 KENDRICK ROAD                 8.125          2,946.97         90
                                       7.875          2,946.97      441,000.00
    ATLANTA          GA   30319          1            12/28/99         11
    0431738954                           05           02/01/00         25
    9988                                 O            01/01/30
    0


    1963150          163/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    4014 MARTIN CANYON COURT           8.125          2,078.99         80
                                       7.875          2,078.99      350,000.00
    BONITA           CA   91902          1            12/13/99         00
    0431740786                           05           02/01/00          0
    1417184310                           O            01/01/30
    0


    1963189          637/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    75883 HERITAGE EAST                8.125          2,049.30         80
                                       7.875          2,049.30      345,000.00
    PALM DESERT      CA   92211          1            12/07/99         00
    0431740984                           03           02/01/00          0
    18180604                             O            01/01/30
    0
1




    1963196          964/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    3271 FALKLAND CIRCLE               8.250          4,883.23         78
                                       8.000          4,883.23      840,000.00
    HUNTINGTON BEAC  CA   92649          1            12/27/99         00
    0431744465                           05           02/01/00          0
    69389                                O            01/01/30
    0


    1963219          637/G01             F          323,950.00         ZZ
                                         360        323,950.00          1
    2827 RED PINE COURT                7.250          2,209.91         80
                                       7.000          2,209.91      404,990.00
    PLEASANTON       CA   94588          1            12/17/99         00
    0431740828                           03           02/01/00          0
    0011004033                           O            01/01/30
    0


    1963361          685/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
    725 VIA BLAIRO                     8.250          1,141.93         80
                                       8.000          1,141.93      190,000.00
    CORONA           CA   91719          5            12/08/99         00
    0431746635                           03           02/01/00          0
    119867                               O            01/01/30
    0


    1963365          470/G01             F          420,750.00         ZZ
                                         360        420,750.00          1
    3805 NORTH LUNA COURT              7.875          3,050.73         80
                                       7.625          3,050.73      525,960.00
    ALTADENA AREA    CA   91001          1            12/13/99         00
    0431741081                           03           02/01/00          0
    96030688                             O            01/01/30
    0


    1963488          685/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    39 NORTH LOCUST AVENUE             8.375          1,945.79         80
                                       8.125          1,945.79      320,000.00
    OAK PARK AREA    CA   91301          1            12/21/99         00
    0431748037                           05           02/01/00          0
    119911                               O            01/01/30
    0


    1963508          685/G01             F          298,450.00         ZZ
                                         360        298,450.00          1
1


    1048 KING PALM DRIVE               8.250          2,242.16         80
                                       8.000          2,242.16      373,085.00
    SIMI VALLEY      CA   93065          1            12/23/99         00
    0431750819                           03           02/01/00          0
    601539                               O            01/01/30
    0


    1963514          685/G01             F          249,100.00         ZZ
                                         360        249,100.00          1
    6624 SAWGRASS LANE                 8.250          1,871.41         80
                                       8.000          1,871.41      311,399.00
    VALLEJO          CA   94591          1            12/23/99         00
    0431747997                           05           02/01/00          0
    119439                               O            01/01/30
    0


    1963520          685/G01             F          456,650.00         ZZ
                                         360        456,650.00          1
    20866 PARKSIDE                     8.125          3,390.61         80
                                       7.875          3,390.61      570,863.00
    LAKE FOREST      CA   92630          1            12/17/99         00
    0431748078                           03           02/01/00          0
    601549                               O            01/01/30
    0


    1963527          665/G01             F          179,000.00         ZZ
                                         360        178,758.98          1
    1231 DISCOVERY BAY BLVD            8.000          1,313.44         66
                                       7.750          1,313.44      275,000.00
    BYRON            CA   94514          2            10/21/99         00
    0431752518                           03           12/01/99          0
    9901233272                           O            11/01/29
    0


    1963544          685/G01             F          311,200.00         ZZ
                                         360        311,200.00          1
    1700 PEPPER DRIVE                  8.125          2,310.66         80
                                       7.875          2,310.66      389,000.00
    ALTADENA AREA    CA   91001          1            12/16/99         00
    0431746650                           05           02/01/00          0
    119902                               O            01/01/30
    0


    1963560          624/G01             F          407,300.00         ZZ
                                         360        407,300.00          1
    4020 ALLEN SCHOOL ROAD             7.875          2,953.21         71
                                       7.625          2,953.21      575,000.00
    BONITA           CA   91902          2            12/17/99         00
    0431746791                           05           02/01/00          0
1


    37002790116F                         O            01/01/30
    0


    1963570          665/G01             F          550,000.00         ZZ
                                         360        549,630.96          1
    15031 PASO DEL SOL                 8.000          4,035.71         53
                                       7.750          4,035.71    1,050,000.00
    DEL MAR          CA   92014          1            11/15/99         00
    0431743368                           05           01/01/00          0
    9901233914                           O            12/01/29
    0


    1963587          J95/J95             F          257,450.00         ZZ
                                         360        257,033.08          1
    12290 NORTH KEYS ROAD              8.375          1,956.81         95
                                       8.125          1,956.81      271,000.00
    BRANDYWINE       MD   20613          1            11/05/99         12
    0017108531                           05           12/01/99         30
    0017108531                           O            11/01/29
    0


    1963591          J95/J95             F          267,200.00         ZZ
                                         360        267,029.61          1
    3505 REMCO STREET                  8.250          2,007.39         80
                                       8.000          2,007.39      334,000.00
    CASTRO VALLEY    CA   94546          1            10/28/99         00
    0017107384                           05           01/01/00          0
    0017107384                           O            12/01/29
    0


    1963614          J95/J95             F          266,000.00         ZZ
                                         360        265,095.64          1
    494 CAMINO MANZANAS                8.000          1,951.81         95
                                       7.750          1,951.81      280,000.00
    THOUSAND OAKS    CA   91360          1            07/01/99         10
    0014690044                           05           09/01/99         30
    0014690044                           O            08/01/29
    0


    1963616          J95/J95             F          265,850.00         ZZ
                                         360        265,642.61          1
    205 PRIZE TAKER COURT              7.250          1,813.57         80
                                       7.000          1,813.57      332,345.00
    PASADENA         MD   21122          1            11/12/99         00
    0009883810                           03           01/01/00          0
    0009883810                           O            12/01/29
    0


1


    1963623          J95/J95             F          285,000.00         ZZ
                                         360        284,616.27          1
    1030 SHALE DRIVE                   8.000          2,091.23         78
                                       7.750          2,091.23      370,000.00
    POCATELLO        ID   83204          5            10/22/99         00
    0017086273                           05           12/01/99          0
    0017086273                           O            11/01/29
    0


    1963630          665/G01             F          305,000.00         ZZ
                                         360        304,795.35          1
    852 VISTA DRIVE                    8.000          2,237.98         51
                                       7.750          2,237.98      605,000.00
    REDWOOD CITY     CA   94062          1            11/22/99         00
    0431745207                           05           01/01/00          0
    9901234527                           O            12/01/29
    0


    1963634          665/G01             F          322,500.00         ZZ
                                         360        322,283.61          1
    980 ALLEN STREET                   8.000          2,366.39         80
                                       7.750          2,366.39      403,177.00
    PETALUMA         CA   94954          1            11/18/99         00
    0431753540                           05           01/01/00          0
    9901232520                           O            12/01/29
    0


    1963639          665/G01             F          559,200.00         ZZ
                                         360        558,805.32          1
    116 KIRKORIAN COURT                7.750          4,006.18         80
                                       7.500          4,006.18      699,000.00
    SCOTTS VALLEY    CA   95066          1            11/16/99         00
    0431745371                           03           01/01/00          0
    9901234461                           O            12/01/29
    0


    1963641          665/G01             F          432,000.00         ZZ
                                         360        431,710.14          1
    999 CAMBRIDGE AVENUE               8.000          3,169.86         80
                                       7.750          3,169.86      540,000.00
    SUNNYVALE        CA   94087          1            11/11/99         00
    0431745470                           05           01/01/00          0
    9901233886                           O            12/01/29
    0


    1963643          665/G01             F          346,000.00         ZZ
                                         360        345,767.84          1
    750 BLACK PRINCE COURT             8.000          2,538.83         52
                                       7.750          2,538.83      675,000.00
1


    MORGAN HILL      CA   95037          1            11/22/99         00
    0431745645                           05           01/01/00          0
    9901234121                           O            12/01/29
    0


    1963644          J95/J95             F          254,600.00         ZZ
                                         360        252,936.93          1
    2773 OAKBROOK DRIVE                7.125          1,715.29         95
                                       6.875          1,715.29      268,000.00
    WESTON           FL   33332          1            04/30/99         12
    0010651248                           03           06/01/99         30
    0010651248                           O            05/01/29
    0


    1963645          665/G01             F          266,250.00         ZZ
                                         360        266,088.71          1
    434 REGAL LILLY LANE               8.500          2,047.23         75
                                       8.250          2,047.23      355,000.00
    SAN RAMON        CA   94583          5            11/18/99         00
    0431745694                           09           01/01/00          0
    9901233786                           O            12/01/29
    0


    1963664          J95/J95             F          263,200.00         ZZ
                                         360        263,027.83          1
    25772 CERVANTES LANE               8.125          1,954.25         80
                                       7.875          1,954.25      329,000.00
    MISSION VIEJO    CA   92691          1            11/05/99         00
    0022072847                           05           01/01/00          0
    0022072847                           O            12/01/29
    0


    1963673          J95/J95             F          273,600.00         ZZ
                                         360        273,416.42          1
    11532 SOUTH 68TH EAST AVENUE       8.000          2,007.58         90
                                       7.750          2,007.58      304,250.00
    BIXBY            OK   74008          1            11/30/99         12
    0014945687                           05           01/01/00         25
    0014945687                           O            12/01/29
    0


    1963686          J95/J95             F          272,000.00         ZZ
                                         360        270,629.61          1
    7832 SQUAW VALLEY WAY              8.000          1,995.84         80
                                       7.750          1,995.84      340,000.00
    CERRITOS         CA   90703          1            10/21/99         00
    0022072227                           05           12/01/99          0
    0022072227                           O            11/01/29
    0
1




    1963704          J95/J95             F          294,800.00         ZZ
                                         360        294,361.05          1
    918 32ND AVENUE                    7.500          2,061.29         80
                                       7.250          2,061.29      368,500.00
    SEATTLE          WA   98122          1            10/22/99         00
    0017083171                           05           12/01/99          0
    0017083171                           O            11/01/29
    0


    1963705          J95/J95             F          275,300.00         ZZ
                                         360        275,105.69          1
    849 BRIDGEWAY CIRCLE               7.750          1,972.29         79
                                       7.500          1,972.29      350,000.00
    EL SOBRANTE      CA   94803          1            10/28/99         00
    0016859613                           03           01/01/00          0
    0016859613                           O            12/01/29
    0


    1963707          J95/J95             F          276,000.00         ZZ
                                         360        275,819.46          1
    11 SEAN COURT                      8.125          2,049.29         80
                                       7.875          2,049.29      345,000.00
    PLEASANT HILL    CA   94523          1            11/24/99         00
    0022160907                           05           01/01/00          0
    0022160907                           O            12/01/29
    0


    1963708          J95/J95             F          278,000.00         ZZ
                                         360        277,822.73          1
    1699 THUNDERBOLT TRAIL             8.250          2,088.52         90
                                       8.000          2,088.52      310,000.00
    ARNOLD           CA   95223          1            11/09/99         19
    0022160725                           03           01/01/00         25
    0022160725                           O            12/01/29
    0


    1963709          J95/J95             F          261,000.00         ZZ
                                         360        260,820.38          1
    7415 RONDEL COURT                  7.875          1,892.43         90
                                       7.625          1,892.43      290,000.00
    SAN DIEGO        CA   92119          1            11/02/99         10
    0017082843                           05           01/01/00         25
    0017082843                           O            12/01/29
    0


    1963720          J95/J95             F          260,650.00         ZZ
                                         360        260,299.05          1
1


    933 HATTON STREET                  8.000          1,912.56         90
                                       7.750          1,912.56      289,650.00
    COLLIERVILLE     TN   38017          1            11/04/99         10
    0022155857                           03           12/01/99         25
    0022155857                           O            11/01/29
    0


    1963725          624/G01             F          335,000.00         ZZ
                                         360        335,000.00          1
    350 BRAEMOOR DRIVE                 8.125          2,487.37         70
                                       7.875          2,487.37      485,000.00
    SANTA CRUZ       CA   95060          2            12/14/99         00
    0431748029                           05           02/01/00          0
    46000990336                          O            01/01/30
    0


    1963750          J95/J95             F          402,300.00         ZZ
                                         360        402,062.48          1
    3950 BROOKLINE WAY                 8.625          3,129.05         46
                                       8.375          3,129.05      875,000.00
    REDWOOD CITY     CA   94062          2            11/23/99         00
    0017152257                           05           01/01/00          0
    0017152257                           O            12/01/29
    0


    1963760          J95/J95             F          252,800.00         ZZ
                                         360        252,274.63          1
    2957 TILLINGHAST TRAIL             7.875          1,832.98         80
                                       7.625          1,832.98      316,000.00
    RALEIGH          NC   27613          5            09/20/99         00
    0014908990                           03           11/01/99          0
    0014908990                           O            10/01/29
    0


    1963873          637/G01             F          406,000.00         ZZ
                                         360        406,000.00          1
    62 FAWN RIDGE COURT                8.000          2,979.09         80
                                       7.750          2,979.09      507,500.00
    SOUTHBURY        CT   06488          1            12/27/99         00
    0431750033                           05           02/01/00          0
    0013309935                           O            01/01/30
    0


    1963933          420/G01             F          287,950.00         ZZ
                                         360        287,950.00          1
    2873 GOULARTE DRIVE                8.000          2,112.88         80
                                       7.750          2,112.88      359,950.00
    PINOLE           CA   94564          1            12/16/99         00
    0431748458                           05           02/01/00          0
1


    0000437855                           O            01/01/30
    0


    1964203          B60/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    3353 CRAZY HORSE DRIVE             7.625          2,066.76         80
                                       7.375          2,066.76      365,000.00
    SIMI VALLEY      CA   93063          1            12/21/99         00
    0431749688                           05           02/01/00          0
    279706                               O            01/01/30
    0


    1965006          Q73/G01             F          295,200.00         ZZ
                                         360        295,200.00          1
    119 CHERRYBROOK DRIVE              8.750          2,322.34         90
                                       8.500          2,322.34      328,000.00
    MADISON          MS   39110          2            12/31/99         10
    0431756212                           05           02/01/00         25
    9068706                              O            01/01/30
    0


    1965019          B57/G01             F          248,000.00         ZZ
                                         360        248,000.00          1
    12542 HATTERAS STREET              8.500          1,906.91         80
                                       8.250          1,906.91      310,000.00
    LOS ANGELES      CA   91607          5            12/20/99         00
    0431756428                           05           02/01/00          0
    9914404                              O            01/01/30
    0


    2845049          623/G01             F          284,000.00         ZZ
                                         360        282,837.43          1
    8 MAYTUM WAY                       8.000          2,083.89         80
                                       7.750          2,083.89      355,000.00
    MIDDLETON        MA   01949          1            06/18/99         00
    0431385046                           01           08/01/99          0
    1346283                              O            07/01/29
    0


    2848463          976/G01             F          400,000.00         ZZ
                                         360        398,520.05          1
    65 EAST INDIA ROW, UNIT 18G        8.500          3,075.66         89
                                       8.250          3,075.66      450,000.00
    BOSTON           MA   02110          1            06/29/99         04
    655427722                            06           08/01/99         25
    5638987                              O            07/01/29
    0


1


    2860367          K08/G01             F          274,400.00         ZZ
                                         360        270,356.32          1
    6838 FIJI CIRCLE                   8.000          2,013.45         80
                                       7.750          2,013.45      343,012.00
    BOYNTON BEACH    FL   33437          1            07/30/99         00
    0411532773                           03           09/01/99          0
    0411532773                           O            08/01/29
    0


    2932611          E82/G01             F          241,700.00         ZZ
                                         360        241,013.66          1
    216 LINCOLN AVENUE                 8.500          1,858.46         71
                                       8.250          1,858.46      343,000.00
    HIGHLAND PARK    NJ   08904          2            09/24/99         00
    0400230512                           05           11/01/99          0
    0400230512                           O            10/01/29
    0


    2958267          637/G01             F          294,791.00         ZZ
                                         360        294,208.55          1
    2353 CLUBHOUSE DRIVE               8.125          2,188.82         80
                                       7.875          2,188.82      368,489.00
    ROCKLIN          CA   95765          1            09/14/99         00
    0431746783                           03           11/01/99          0
    0016872277                           O            10/01/29
    0


    2958671          638/G01             F          300,000.00         ZZ
                                         360        299,344.46          1
    2 GOSS POND ROAD                   7.625          2,123.38         73
                                       7.375          2,123.38      415,000.00
    UPTON            MA   01568          1            09/30/99         00
    0431658095                           05           11/01/99          0
    8914788                              O            10/01/29
    0


    2960037          299/G01             F          588,800.00         ZZ
                                         360        580,190.01          1
    1000 PRIORY PLACE                  7.000          3,917.31         80
                                       6.750          3,917.31      736,000.00
    MCLEAN           VA   22101          1            09/01/98         00
    0431559483                           05           10/01/98          0
    0000751193                           O            09/01/28
    0


    2960993          638/G01             F           59,500.00         ZZ
                                         360         59,396.53          3
    832 BAY STREET NORTHEAST           8.750            468.09         85
                                       8.500            468.09       70,000.00
1


    ST PETERSBURG    FL   33701          1            10/04/99         10
    0431554153                           05           11/01/99         20
    08930053                             O            10/01/29
    0


    2964288          287/287             F          245,000.00         ZZ
                                         346        244,311.94          1
    2005 MULLIGAN DRIVE                8.350          1,875.02         65
                                       8.100          1,875.02      380,000.00
    COLORADO SPRING  CO   80920          1            08/25/99         00
    59329101                             05           10/01/99          0
    59329101                             O            07/01/28
    0


    2964290          287/287             F          240,000.00         ZZ
                                         348        238,852.52          1
    8700 YOUNG LANE                    7.650          1,718.22         69
                                       7.400          1,718.22      351,000.00
    AUSTIN           TX   78737          1            07/01/99         00
    59339560                             05           08/01/99          0
    59339560                             O            07/01/28
    0


    2964307          287/287             F          250,000.00         ZZ
                                         348        248,827.36          1
    7000 WEST RAMBLING ROAD            7.750          1,806.89         52
                                       7.500          1,806.89      490,000.00
    PRESCOTT         AZ   86304          2            07/01/99         00
    7342842                              05           08/01/99          0
    7342842                              O            07/01/28
    0


    2964339          287/287             F          247,500.00         ZZ
                                         360        246,394.20          1
    13314 QUEENSTOWN LANE              8.000          1,816.07         90
                                       7.750          1,816.07      275,000.00
    GERMANTOWN       MD   20874          2            06/25/99         14
    8236820                              03           08/01/99         25
    8236820                              O            07/01/29
    0


    2964357          287/287             F          250,000.00         ZZ
                                         360        248,950.59          1
    1194 WEST CRYSTAL BLUFF DRIVE      7.875          1,812.68         71
                                       7.625          1,812.68      356,193.00
    MURRAY           UT   84123          1            06/24/99         00
    8246753                              05           08/01/99          0
    8246753                              O            07/01/29
    0
1




    2964364          287/287             F          247,950.00         ZZ
                                         360        247,260.69          1
    1851 CLOVERDALE DRIVE              7.875          1,797.81         80
                                       7.625          1,797.81      309,955.00
    ROCHESTER        MI   48307          1            08/09/99         00
    8251555                              05           10/01/99          0
    8251555                              O            09/01/29
    0


    2964385          287/287             F          249,600.00         ZZ
                                         360        248,813.35          1
    18500 HILLCREST                    8.375          1,897.15         80
                                       8.125          1,897.15      312,000.00
    BEVERLY HILLS    MI   48025          2            07/19/99         00
    8332538                              05           09/01/99          0
    8332538                              O            08/01/29
    0


    2964406          287/287             F          410,000.00         ZZ
                                         360        408,888.51          1
    11774 E TERRA DRIVE                8.000          3,008.44         89
                                       7.750          3,008.44      462,500.00
    SCOTTSDALE       AZ   85259          1            08/09/99         11
    8367450                              03           10/01/99         25
    8367450                              O            09/01/29
    0


    2964411          287/287             F          433,600.00         ZZ
                                         360        432,125.76          1
    6013 E. DONNA CIRCLE               8.000          3,181.61         80
                                       7.750          3,181.61      542,500.00
    PARADISE VALLEY  AZ   85253          1            07/23/99         00
    8386633                              05           09/01/99          0
    8386633                              O            08/01/29
    0


    2964420          287/287             F          275,700.00         ZZ
                                         360        275,168.93          1
    3503 KENSINGTON COURT              8.250          2,071.25         79
                                       8.000          2,071.25      352,000.00
    KENSINGTON       MD   20895          2            09/02/99         00
    8484206                              05           11/01/99          0
    8484206                              O            10/01/29
    0


    2979508          L14/G01             F          208,000.00         ZZ
                                         360        207,578.49          1
1


    21801 REGENTS PARK CIRCLE          8.000          1,526.24         80
                                       7.750          1,526.24      260,935.00
    STERLING         VA   20166          1            09/23/99         00
    0431582006                           03           11/01/99          0
    101714040                            O            10/01/29
    0


    2985420          976/R97             F          322,000.00         ZZ
                                         360        317,378.64          1
    12 GREENLAWN ROAD                  7.375          2,223.98         67
                                       7.125          2,223.98      486,000.00
    KATONAH          NY   10536          2            12/28/98         00
    0431598168                           05           02/01/99          0
    5441285                              O            01/01/29
    0


    2985426          976/R97             F          600,000.00         ZZ
                                         360        594,820.62          1
    837 ORCHARD LANE                   7.375          4,144.06         78
                                       7.125          4,144.06      775,000.00
    MUTTONTOWN       NY   11771          2            01/20/99         00
    0431598218                           05           03/01/99          0
    5497209                              O            02/01/29
    0


    2985450          976/R97             F          262,000.00         ZZ
                                         360        261,495.33          3
    109 E. AYCOCK STREET               8.250          1,968.32         80
                                       8.000          1,968.32      327,500.00
    RALEIGH          NC   27608          1            09/17/99         00
    0431598531                           05           11/01/99          0
    5666219                              O            10/01/29
    0


    2985462          976/R97             F          276,000.00         ZZ
                                         360        275,200.54          1
    50 PARKVIEW ROAD                   8.500          2,122.21         80
                                       8.250          2,122.21      345,000.00
    BRONXVILLE       NY   10708          1            09/09/99         00
    0431598739                           05           11/01/99          0
    5712910                              O            10/01/29
    0


    2985470          976/R97             F          247,500.00         ZZ
                                         360        247,183.26          1
    36 EMERALD ROW                     8.250          1,859.39         84
                                       8.000          1,859.39      297,500.00
    HATTIESBURG      MS   39402          1            10/08/99         04
    0431598838                           05           12/01/99         12
1


    5731911                              O            11/01/29
    0


    2985475          976/R97             F          132,000.00         ZZ
                                         360        131,789.14          1
    334 OAK RUN ROAD                   8.500          1,014.97         59
                                       8.250          1,014.97      225,000.00
    KITTY HAWK       NC   27949          2            10/05/99         00
    0431598903                           05           12/01/99          0
    5743297                              O            11/01/29
    0


    2985491          976/R97             F          300,000.00         ZZ
                                         360        299,616.06          1
    169 ELM STREET                     8.250          2,253.81         72
                                       8.000          2,253.81      420,000.00
    TENAFLY          NJ   07670          1            10/15/99         00
    0431599448                           05           12/01/99          0
    5762022                              O            11/01/29
    0


    2985494          976/R97             F          290,000.00         ZZ
                                         360        289,397.32          1
    7 COPPER BEECH ROAD                7.875          2,102.71         67
                                       7.625          2,102.71      437,500.00
    SALEM            NH   03079          1            09/20/99         00
    0431599471                           05           11/01/99          0
    5771315                              O            10/01/29
    0


    2985511          976/R97             F          352,000.00         ZZ
                                         360        351,286.69          1
    20 CROCKETT STREET                 8.000          2,582.86         80
                                       7.750          2,582.86      440,000.00
    NORWALK          CT   06853          1            09/08/99         00
    0431599695                           05           11/01/99          0
    5789317                              O            10/01/29
    0


    2985524          976/R97             F          280,000.00         ZZ
                                         360        279,418.10          1
    134 10TH STREET N.E.               7.875          2,030.20         80
                                       7.625          2,030.20      350,000.00
    WASHINGTON       DC   20002          1            09/30/99         00
    0431599877                           05           11/01/99          0
    5800629                              O            10/01/29
    0


1


    2985552          976/R97             F          342,800.00         ZZ
                                         360        342,338.43          1
    5 MANNING STREET                   8.000          2,515.35         80
                                       7.750          2,515.35      428,500.00
    NEEDHAM          MA   02192          1            10/21/99         00
    0431600212                           05           12/01/99          0
    5828654                              O            11/01/29
    0


    2985576          976/R97             F          332,000.00         ZZ
                                         360        330,853.93          1
    87 SALEM ROAD                      7.250          2,264.83         80
                                       7.000          2,264.83      420,000.00
    WHITE PLAINS     NY   10603          1            08/25/99         00
    0431600501                           05           10/01/99          0
    7546510                              O            09/01/29
    0


    2985597          976/R97             F          256,600.00         ZZ
                                         360        255,904.39          1
    70 LAWNDALE CT.                    8.000          1,882.84         75
                                       7.750          1,882.84      342,185.00
    FRANKFORT        IL   60423          1            08/31/99         00
    0431600725                           05           10/01/99          0
    7553894                              O            09/01/29
    0


    2996029          286/286             F          300,000.00         ZZ
                                         360        299,585.73          1
    322 ST RT 605                      7.875          2,175.21         54
                                       7.625          2,175.21      560,000.00
    SUNBURY          OH   43074          2            10/01/99         00
    0000640226                           05           12/01/99          0
    0000640226                           O            11/01/29
    0


    2996030          286/286             F          200,000.00         ZZ
                                         360        199,584.37          1
    5369 GRENOBLE CT                   7.875          1,450.14         78
                                       7.625          1,450.14      258,500.00
    ATLANTA          GA   30360          1            09/30/99         00
    0000640754                           05           11/01/99          0
    0000640754                           O            10/01/29
    0


    2996032          286/286             F          256,000.00         ZZ
                                         360        255,655.31          1
    6504 S ROCKFORD DRIVE              8.000          1,878.44         80
                                       7.750          1,878.44      320,000.00
1


    TEMPE            AZ   85283          1            09/30/99         00
    0000641090                           05           12/01/99          0
    0000641090                           O            11/01/29
    0


    2996047          286/286             F          319,600.00         ZZ
                                         360        319,180.44          1
    12 OLD WEST WRENTHAM RD            8.125          2,373.03         80
                                       7.875          2,373.03      399,500.00
    CUMBERLAND       RI   02864          1            10/15/99         00
    0009359761                           05           12/01/99          0
    0009359761                           O            11/01/29
    0


    2996062          286/286             F          295,200.00         ZZ
                                         360        294,586.51          1
    672 GUNBY RD                       7.875          2,140.41         80
                                       7.625          2,140.41      373,000.00
    MARIETTA         GA   30067          1            09/28/99         00
    0009539725                           03           11/01/99          0
    0009539725                           O            10/01/29
    0


    2996589          638/G01             F          311,350.00         ZZ
                                         360        310,930.78          1
    1127 NICHOLS COURT                 8.000          2,284.58         80
                                       7.750          2,284.58      389,190.00
    MILLERSVILLE     MD   21108          1            10/18/99         00
    0431647411                           03           12/01/99          0
    08903012                             O            11/01/29
    0


    2999233          757/G01             F          334,800.00         ZZ
                                         360        334,360.49          1
    95 KINLOCH COURT                   8.125          2,485.89         90
                                       7.875          2,485.89      372,000.00
    COVINGTON        GA   30014          2            10/29/99         01
    0431602127                           05           12/01/99         25
    2262608                              O            11/01/29
    0


    3002239          E85/G01             F          256,900.00         ZZ
                                         360        256,562.76          1
    1904 DOVER LANE                    8.125          1,907.48         80
                                       7.875          1,907.48      321,225.00
    PETALUMA         CA   94954          1            10/26/99         00
    0431600899                           05           12/01/99          0
    9605954                              O            11/01/29
    0
1




    3002780          638/G01             F          280,000.00         ZZ
                                         360        279,650.72          1
    1606 WATERVALE ROAD                8.375          2,128.20         80
                                       8.125          2,128.20      350,000.00
    FALLSTON         MD   20147          4            10/21/99         00
    0431594779                           05           12/01/99          0
    08866037                             O            11/01/29
    0


    3002839          G75/G75             F          258,450.00         ZZ
                                         360        258,093.09          1
    31 KISER LANE                      7.875          1,873.95         80
                                       7.625          1,873.95      324,000.00
    BRIDGEWATER      NJ   08807          1            10/15/99         00
    03810000                             05           12/01/99          0
    03810000                             O            11/01/29
    0


    3004806          562/562             F          165,000.00         ZZ
                                         360        164,788.85          1
    1148 HUNTERBROOK ROAD              8.250          1,239.59         49
                                       8.000          1,239.59      340,000.00
    YORKTOWN HEIGHT  NY   10598          5            10/26/99         00
    621318                               05           12/01/99          0
    621318                               O            11/01/29
    0


    3009569          G56/G01             F          316,800.00         ZZ
                                         360        316,076.96          1
    LOT 2 PARKVIEW DRIVE               8.000          2,324.57         80
                                       7.750          2,324.57      396,000.00
    NEWNAN           GA   30263          4            10/04/99         00
    0431697036                           05           11/01/99          0
    170155366                            O            10/01/29
    0


    3012844          638/G01             F          270,150.00         ZZ
                                         360        269,786.27          1
    5419 STERLING BROOK                8.000          1,982.26         90
                                       7.750          1,982.26      300,185.00
    HOUSTON          TX   77041          1            10/22/99         10
    0431621515                           03           12/01/99         25
    08937867                             O            11/01/29
    0


    3014419          F28/G01             F          295,000.00         ZZ
                                         360        293,891.52          1
1


    732 E. COLUMBIA                    7.500          2,062.69         44
                                       7.250          2,062.69      675,000.00
    TELLURIDE        CO   81435          2            07/21/99         00
    0431641786                           05           09/01/99          0
    4097287                              O            08/01/29
    0


    3014420          F28/G01             F          296,050.00         ZZ
                                         360        294,677.40          1
    15226 S 18TH DR                    7.375          2,044.75         90
                                       7.125          2,044.75      328,994.00
    PHOENIX          AZ   85045          1            06/25/99         04
    0431641745                           03           08/01/99         25
    4260725                              O            07/01/29
    0


    3014422          F28/G01             F          328,000.00         ZZ
                                         360        326,441.39          1
    103 DUDLEY RD                      7.250          2,237.54         80
                                       7.000          2,237.54      410,000.00
    BILLERICA        MA   01821          1            06/10/99         00
    0431641687                           05           08/01/99          0
    4535435                              O            07/01/29
    0


    3014424          F28/G01             F          265,000.00         ZZ
                                         360        264,099.01          1
    2315 RIVER MIST DR                 8.000          1,944.48         77
                                       7.750          1,944.48      345,000.00
    FINKSBURG        MD   21048          2            07/02/99         00
    0431641612                           05           09/01/99          0
    4593242                              O            08/01/29
    0


    3014425          F28/G01             F          365,000.00         ZZ
                                         360        363,559.04          1
    57115 MOONCREEK CT                 7.250          2,489.94         80
                                       7.000          2,489.94      460,000.00
    WASHINGTON TOWN  MI   48094          1            07/26/99         00
    0431641562                           05           09/01/99          0
    4619355                              O            08/01/29
    0


    3014426          F28/G01             F          356,000.00         ZZ
                                         360        354,594.54          1
    17035 41ST PL                      7.250          2,428.55         80
                                       7.000          2,428.55      445,000.00
    PLYMOUTH         MN   55446          1            07/23/99         00
    0431641547                           05           09/01/99          0
1


    4628537                              O            08/01/29
    0


    3014428          F28/G01             F          306,900.00         ZZ
                                         360        305,717.94          1
    548 WILLIAMSBURGH                  7.375          2,119.68         90
                                       7.125          2,119.68      341,000.00
    GLEN ELLYN       IL   60137          1            07/09/99         14
    0431641463                           05           09/01/99         25
    4717132                              O            08/01/29
    0


    3014429          F28/G01             F          327,200.00         ZZ
                                         360        325,367.72          1
    173 GEORGETOWN RD                  7.250          2,232.08         80
                                       7.000          2,232.08      409,000.00
    BOXFORD          MA   01921          1            06/29/99         00
    0431641448                           05           08/01/99          0
    4733691                              O            07/01/29
    0


    3014430          F28/G01             F          330,000.00         ZZ
                                         360        328,431.90          1
    2423 BURNHAM WALK                  7.250          2,251.19         80
                                       7.000          2,251.19      412,500.00
    CARMEL           IN   46032          1            06/03/99         00
    0431641414                           03           08/01/99          0
    4740159                              O            07/01/29
    0


    3014431          F28/G01             F          269,900.00         ZZ
                                         360        206,463.76          1
    486 MECHLINS CORNER RD             7.250          1,841.19         90
                                       7.000          1,841.19      299,900.00
    ALEXANDRIA       NJ   08867          1            06/09/99         10
    0431641398                           05           08/01/99         25
    4751410                              O            07/01/29
    0


    3014435          F28/G01             F          362,000.00         ZZ
                                         360        360,480.51          1
    3 SUMMER LN                        7.875          2,624.75         80
                                       7.625          2,624.75      452,500.00
    CALIFON          NJ   07830          1            06/30/99         00
    0431641307                           05           08/01/99          0
    4765727                              O            07/01/29
    0


1


    3014436          F28/G01             F          270,000.00         ZZ
                                         360        268,934.05          1
    18616 PARKLAND DR                  7.250          1,841.88         68
                                       7.000          1,841.88      402,000.00
    SHAKER HTS       OH   44122          1            07/01/99         00
    0431641273                           05           09/01/99          0
    4784157                              O            08/01/29
    0


    3014438          F28/G01             F          316,000.00         ZZ
                                         360        314,570.71          1
    5 HARVEST COMMON RD                7.500          2,209.52         80
                                       7.250          2,209.52      395,000.00
    NEWTON           CT   06482          1            06/29/99         00
    0431641224                           05           08/01/99          0
    4790964                              O            07/01/29
    0


    3014443          F28/G01             F          350,000.00         ZZ
                                         360        348,336.81          1
    8 HIGHWOOD LN                      7.250          2,387.62         75
                                       7.000          2,387.62      467,000.00
    IPSWICH          MA   01938          1            06/10/99         00
    0431642479                           05           08/01/99          0
    4809063                              O            07/01/29
    0


    3014445          F28/G01             F          314,000.00         ZZ
                                         360        312,760.37          1
    11963 WEST 83RD LN                 7.250          2,142.03         90
                                       7.000          2,142.03      348,989.00
    ARVADA           CO   80005          1            07/02/99         10
    0431642404                           03           09/01/99         25
    4816589                              O            08/01/29
    0


    3014446          F28/G01             F          265,500.00         ZZ
                                         360        264,477.36          1
    412 CHARDON AV                     7.375          1,833.75         73
                                       7.125          1,833.75      365,500.00
    CHARDON VILLAGE  OH   44024          1            07/12/99         00
    0431642362                           05           09/01/99          0
    4817742                              O            08/01/29
    0


    3014450          F28/G01             F          475,000.00         ZZ
                                         360        473,215.23          1
    210 BIRCH ST                       7.500          3,321.27         41
                                       7.250          3,321.27    1,175,000.00
1


    WINNETKA         IL   60093          1            07/16/99         00
    0431642271                           05           09/01/99          0
    4830149                              O            08/01/29
    0


    3014453          F28/G01             F          286,000.00         ZZ
                                         360        284,674.05          1
    2420 EDGEHILL ROAD                 7.375          1,975.33         80
                                       7.125          1,975.33      357,500.00
    CLEVELAND HTS    OH   44106          1            06/25/99         00
    0431642222                           05           08/01/99          0
    4836496                              O            07/01/29
    0


    3014454          F28/G01             F          256,000.00         ZZ
                                         360        254,624.27          1
    14 MOLLY CIRCLE                    7.500          1,789.99         80
                                       7.250          1,789.99      320,000.00
    WAKEFIELD        MA   01880          1            06/30/99         00
    0431642206                           05           08/01/99          0
    4840488                              O            07/01/29
    0


    3014455          F28/G01             F          350,000.00         ZZ
                                         360        348,416.95          1
    3755 KING WILLIAM CT               7.500          2,447.25         80
                                       7.250          2,447.25      442,715.00
    ST. CHARLES      IL   60174          1            07/01/99         00
    0431642156                           03           08/01/99          0
    4842864                              O            07/01/29
    0


    3014456          F28/G01             F          336,000.00         ZZ
                                         360        334,704.05          1
    6 THACKERY WAY                     7.625          2,378.19         80
                                       7.375          2,378.19      420,000.00
    BEVERLY          MA   01915          1            07/29/99         00
    0431642123                           05           09/01/99          0
    4844175                              O            08/01/29
    0


    3014460          F28/G01             F          334,750.00         ZZ
                                         360        333,344.89          1
    15317 E WESTRIDGE DR               7.875          2,427.17         90
                                       7.625          2,427.17      372,668.00
    FOUNTAIN  HILLS  AZ   85268          1            06/01/99         01
    0431641992                           03           08/01/99         25
    4853034                              O            07/01/29
    0
1




    3014463          F28/G01             F          377,600.00         ZZ
                                         360        376,872.65          1
    1444 SOUTH FEDERAL ST UNIT B       8.250          2,836.79         80
                                       8.000          2,836.79      472,000.00
    CHICAGO          IL   60605          1            09/30/99         00
    0431641901                           09           11/01/99          0
    4861757                              O            10/01/29
    0


    3014464          F28/G01             F          396,000.00         ZZ
                                         360        394,252.80          1
    15 CAROLYN DR                      7.625          2,802.86         80
                                       7.375          2,802.86      495,000.00
    EVERGREEN        CO   80439          2            06/25/99         00
    0431642875                           05           08/01/99          0
    4864403                              O            07/01/29
    0


    3014465          F28/G01             F          351,000.00         ZZ
                                         360        349,563.16          1
    1565 KATHY MARIE DR                8.000          2,575.51         90
                                       7.750          2,575.51      390,000.00
    XENIA            OH   45385          1            06/29/99         04
    0431642867                           05           08/01/99         25
    4866418                              O            07/01/29
    0


    3014469          F28/G01             F          487,500.00         ZZ
                                         360        485,401.95          1
    S93 W30620 HWY NN                  7.750          3,492.51         73
                                       7.500          3,492.51      675,000.00
    MUKWONAGO        WI   53149          2            06/25/99         00
    0431642818                           05           08/01/99          0
    4876136                              O            07/01/29
    0


    3014470          F28/G01             F          272,000.00         ZZ
                                         360        270,799.87          1
    3805 BREIDENBAUGH CT               7.625          1,925.20         78
                                       7.375          1,925.20      353,000.00
    JARRETTSVILLE    MD   21084          2            06/30/99         00
    0431642792                           05           08/01/99          0
    4878637                              O            07/01/29
    0


    3014473          F28/G01             F          282,300.00         ZZ
                                         360        281,054.45          1
1


    8340 EAST ROWEL RD                 7.625          1,998.10         71
                                       7.375          1,998.10      400,000.00
    SCOTTSDALE       AZ   85255          2            06/28/99         00
    0431642743                           03           08/01/99          0
    4879454                              O            07/01/29
    0


    3014474          F28/G01             F          280,000.00         ZZ
                                         360        278,373.63          1
    4976 121ST AVE NORTHEAST           7.500          1,957.80         80
                                       7.250          1,957.80      350,000.00
    BLAINE           MN   55449          1            06/29/99         00
    0431642727                           05           08/01/99          0
    4881375                              O            07/01/29
    0


    3014477          F28/G01             F          343,000.00         ZZ
                                         360        342,116.08          1
    10 BAY SHORE DR                    8.250          2,576.84         80
                                       8.000          2,576.84      429,000.00
    FALMOUTH         ME   04105          1            08/25/99         00
    0431642685                           05           10/01/99          0
    4896078                              O            09/01/29
    0


    3014478          F28/G01             F          320,000.00         ZZ
                                         360        315,507.95          1
    11801 N.W.8TH ST                   7.875          2,320.22         80
                                       7.625          2,320.22      400,000.00
    PLANTATION       FL   33323          1            06/14/99         00
    0431642669                           05           08/01/99          0
    4899593                              O            07/01/29
    0


    3014480          F28/G01             F          275,000.00         ZZ
                                         360        273,845.71          1
    2 BARN PT                          7.875          1,993.94         47
                                       7.625          1,993.94      590,000.00
    YORK BEACH       ME   03909          5            06/25/99         00
    0431642586                           05           08/01/99          0
    4920371                              O            07/01/29
    0


    3014481          F28/G01             F          284,500.00         ZZ
                                         360        283,532.72          1
    2770 REVEILLE DR                   8.000          2,087.56         59
                                       7.750          2,087.56      485,900.00
    COLORADO SPRING  CO   80921          2            07/02/99         00
    0431642578                           05           09/01/99          0
1


    4921021                              O            08/01/29
    0


    3014483          F28/G01             F          258,000.00         ZZ
                                         360        257,503.04          1
    1055 MARYWOOD DR                   8.250          1,938.27         67
                                       8.000          1,938.27      388,200.00
    DAVIDSONVILLE    MD   21035          5            09/30/99         00
    0431642537                           05           11/01/99          0
    4935975                              O            10/01/29
    0


    3014485          F28/G01             F          276,250.00         ZZ
                                         360        275,519.80          1
    1570 BAVARIAN SHORES DR            8.125          2,051.15         85
                                       7.875          2,051.15      325,000.00
    CHASKA           MN   55318          1            08/27/99         10
    0431642529                           05           10/01/99         12
    4944892                              O            09/01/29
    0


    3014486          F28/G01             F          259,800.00         ZZ
                                         360        258,916.70          1
    19695 INDIAN SUMMER LN             8.000          1,906.32         95
                                       7.750          1,906.32      273,500.00
    MONUMENT         CO   80132          1            07/26/99         10
    0431642511                           05           09/01/99         30
    4951432                              O            08/01/29
    0


    3014487          F28/G01             F          324,000.00         ZZ
                                         360        322,898.40          1
    10 OLD WEATHERSFIELD RD            8.000          2,377.40         80
                                       7.750          2,377.40      405,000.00
    WAYSIDE          NJ   07712          1            07/28/99         00
    0431642503                           05           09/01/99          0
    4957936                              O            08/01/29
    0


    3014489          F28/G01             F          275,500.00         ZZ
                                         360        274,563.27          1
    227 HIGHLAND                       8.000          2,021.53         80
                                       7.750          2,021.53      345,682.00
    CANTON           MI   48188          1            07/14/99         00
    0431642461                           05           09/01/99          0
    4965822                              O            08/01/29
    0


1


    3014495          F28/G01             F          311,200.00         ZZ
                                         360        310,377.42          1
    6972 SECREST CT                    8.125          2,310.65         80
                                       7.875          2,310.65      389,000.00
    ARVADA           CO   80007          1            08/25/99         00
    0431642289                           03           10/01/99          0
    4994566                              O            09/01/29
    0


    3014497          F28/G01             F          525,000.00         ZZ
                                         360        523,962.74          1
    610 HILLSIDE DR EAST               8.125          3,898.11         54
                                       7.875          3,898.11      985,000.00
    SEATTLE          WA   98112          1            09/22/99         00
    0431642248                           05           11/01/99          0
    5001516                              O            10/01/29
    0


    3014499          F28/G01             F          339,500.00         ZZ
                                         360        338,602.61          1
    1075 SANTA FE TRAIL                8.125          2,520.78         80
                                       7.875          2,520.78      425,000.00
    ELIZABETH        CO   80107          2            08/12/99         00
    0431642180                           03           10/01/99          0
    5018373                              O            09/01/29
    0


    3014501          F28/G01             F          282,000.00         ZZ
                                         360        281,309.34          1
    6N468 W RIDGEWOOD                  8.500          2,168.34         73
                                       8.250          2,168.34      390,000.00
    ST CHARLES       IL   60175          5            08/31/99         00
    0431642131                           03           10/01/99          0
    5022025                              O            09/01/29
    0


    3014505          F28/G01             F          256,000.00         ZZ
                                         360        255,235.07          1
    1133 W.KORADINE DR                 8.125          1,900.79         67
                                       7.875          1,900.79      387,000.00
    SOUTH JORDAN     UT   84095          2            08/26/99         00
    0431641968                           05           10/01/99          0
    5033816                              O            09/01/29
    0


    3014506          F28/G01             F          318,400.00         ZZ
                                         360        317,802.14          2
    42 ELECTRIC AVE                    8.375          2,420.07         80
                                       8.125          2,420.07      398,000.00
1


    SOMERVILLE       MA   02144          1            09/30/99         00
    0431641927                           05           11/01/99          0
    5053394                              O            10/01/29
    0


    3014507          F28/G01             F          633,750.00         ZZ
                                         360        632,529.29          1
    3329 E MADISON ST                  8.250          4,761.15         65
                                       8.000          4,761.15      975,000.00
    SEATTLE          WA   98112          1            09/09/99         00
    0431641869                           05           11/01/99          0
    5056159                              O            10/01/29
    0


    3014508          F28/G01             F          261,250.00         ZZ
                                         360        260,610.16          1
    6075 STARLIGHT DR                  8.500          2,008.79         95
                                       8.250          2,008.79      275,000.00
    LAS VEGAS        NV   89130          1            08/20/99         10
    0431641844                           05           10/01/99         30
    5066570                              O            09/01/29
    0


    3014509          F28/G01             F          324,000.00         ZZ
                                         360        323,186.00          1
    100 WEST PLAIN ST                  8.375          2,462.63         80
                                       8.125          2,462.63      405,000.00
    WAYLAND          MA   01778          1            08/31/99         00
    0431641810                           05           10/01/99          0
    5072162                              O            09/01/29
    0


    3014513          F28/G01             F          305,000.00         ZZ
                                         360        304,412.53          1
    2609 WOODLAWN ROAD                 8.250          2,291.36         70
                                       8.000          2,291.36      440,000.00
    NORTHBROOK       IL   60062          5            09/24/99         00
    0431641737                           05           11/01/99          0
    5078989                              O            10/01/29
    0


    3014515          F28/G01             F          444,000.00         ZZ
                                         360        442,826.38          1
    247 TAPPAN ST                      8.125          3,296.69         80
                                       7.875          3,296.69      555,000.00
    BROOKLINE        MA   02445          1            08/27/99         00
    0431641638                           05           10/01/99          0
    5082540                              O            09/01/29
    0
1




    3014516          F28/G01             F          500,000.00         ZZ
                                         360        499,061.14          1
    10240 N. 109TH WAY                 8.375          3,800.36         67
                                       8.125          3,800.36      755,000.00
    SCOTTSDALE       AZ   85259          1            09/10/99         00
    0431641604                           03           11/01/99          0
    5096120                              O            10/01/29
    0


    3014517          F28/G01             F          304,000.00         ZZ
                                         360        303,610.97          1
    1303 S SPLIT ROCK RD               8.250          2,283.85         80
                                       8.000          2,283.85      380,000.00
    BENNETT          CO   80102          2            10/12/99         00
    0431641430                           05           12/01/99          0
    5103587                              O            11/01/29
    0


    3014518          F28/G01             F          320,000.00         ZZ
                                         360        319,399.14          1
    25 MAC ARTHUR LN                   8.375          2,432.23         80
                                       8.125          2,432.23      400,000.00
    STAMFORD         CT   06902          1            09/23/99         00
    0431641406                           05           11/01/99          0
    5106515                              O            10/01/29
    0


    3014519          F28/G01             F          328,500.00         ZZ
                                         360        327,867.26          1
    34018 N 67TH ST                    8.250          2,467.92         90
                                       8.000          2,467.92      365,000.00
    SCOTTSDALE       AZ   85262          1            09/30/99         14
    0431641364                           03           11/01/99         25
    5113172                              O            10/01/29
    0


    3014521          F28/G01             F          335,000.00         ZZ
                                         300        333,999.06          1
    6 DEERFIELD DR                     8.375          2,669.35         60
                                       8.125          2,669.35      567,000.00
    MEDFIELD         MA   02052          5            09/28/99         00
    0431645571                           05           11/01/99          0
    5115898                              O            10/01/24
    0


    3014522          F28/G01             F          260,000.00         ZZ
                                         360        259,511.79          1
1


    3596 WOODSTONE DR                  8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    LEWIS CENTER     OH   43035          1            09/30/99         00
    0431641299                           05           11/01/99          0
    5117249                              O            10/01/29
    0


    3014523          F28/G01             F          399,000.00         ZZ
                                         360        398,211.70          1
    4807 PANARAMA CR                   8.125          2,962.56         70
                                       7.875          2,962.56      570,000.00
    WEST BLOOMFIELD  MI   48323          1            09/30/99         00
    0431641265                           05           11/01/99          0
    5117357                              O            10/01/29
    0


    3014525          F28/G01             F          286,000.00         ZZ
                                         360        285,449.12          1
    2587 GINNY WAY                     8.250          2,148.62         80
                                       8.000          2,148.62      357,500.00
    LAFAYETTE        CO   80026          1            10/01/99         00
    0431641216                           03           11/01/99          0
    5123427                              O            10/01/29
    0


    3014527          F28/G01             F          268,800.00         ZZ
                                         360        267,952.91          1
    43W691 WILLOW CREEK CT             8.375          2,043.07         80
                                       8.125          2,043.07      336,000.00
    ELBURN           IL   60119          1            07/13/99         00
    0431641133                           05           09/01/99          0
    5144177                              O            08/01/29
    0


    3014529          F28/G01             F          288,000.00         ZZ
                                         360        287,631.44          1
    21975 WILDWOOD                     8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    DEARBORN         MI   48128          2            10/15/99         00
    0431641018                           05           12/01/99          0
    5155108                              O            11/01/29
    0


    3019205          623/G01             F          384,000.00         ZZ
                                         360        383,469.73          1
    1924 SOUTH HIDDEN CREEK LANE       7.875          2,784.27         76
                                       7.625          2,784.27      510,000.00
    HEBER CITY       UT   84032          2            10/15/99         00
    0431626589                           05           12/01/99          0
1


    1437561                              O            11/01/29
    0


    3025300          976/R97             F          400,000.00         ZZ
                                         360        399,447.63          1
    35 WRIGHTS MILL ROAD               7.875          2,900.28         35
                                       7.625          2,900.28    1,160,000.00
    ARMONK           NY   10504          1            10/27/99         00
    0431660596                           05           12/01/99          0
    5841049                              O            11/01/29
    0


    3025304          976/R97             F          650,000.00         ZZ
                                         360        649,268.49          1
    10455 SAN FERNANDO AVENUE          8.875          5,171.70         60
                                       8.625          5,171.70    1,100,000.00
    CUPERTINO        CA   95014          2            10/22/99         00
    0431660661                           05           12/01/99          0
    5785612                              O            11/01/29
    0


    3025307          976/R97             F          675,000.00         ZZ
                                         360        664,431.95          1
    375 OAKLAND BEACH AVENUE           7.250          4,604.70         60
                                       7.000          4,604.70    1,125,000.00
    RYE              NY   10580          5            05/15/98         00
    0431660752                           05           07/01/98          0
    5221353                              O            06/01/28
    0


    3025310          976/R97             F          275,000.00         ZZ
                                         360        274,529.87          1
    719 BERSHIRE COURT                 8.375          2,090.20         67
                                       8.125          2,090.20      415,000.00
    DOWNERS GROVE    IL   60516          5            10/29/99         00
    0431660810                           05           12/01/99          0
    5804828                              O            11/01/29
    0


    3025319          976/R97             F          323,000.00         T
                                         360        319,078.20          1
    583 PECONIC BAY BLVD.              6.500          2,041.58         79
                                       6.250          2,041.58      410,000.00
    AQUEBOGUE        NY   11931          2            11/13/98         00
    0431661016                           05           01/01/99          0
    5441086                              O            12/01/28
    0


1


    3025322          976/R97             F          286,000.00         T
                                         360        285,633.99          1
    LOT 24 LAKEVIEW DRIVE              8.250          2,148.63         80
                                       8.000          2,148.63      358,400.00
    POCONO PINES     PA   18350          1            10/26/99         00
    0431661065                           05           12/01/99          0
    5765709                              O            11/01/29
    0


    3025324          976/R97             F          324,000.00         ZZ
                                         360        323,505.40          1
    114 BRIMFULL DRIVE                 7.375          2,237.79         80
                                       7.125          2,237.79      405,753.00
    PHOENIXVILLE     PA   19460          1            10/29/99         00
    0431661099                           05           12/01/99          0
    5559952                              O            11/01/29
    0


    3025325          976/R97             F          287,000.00         ZZ
                                         360        286,598.65          1
    4709 NW OAKPOINT WAY               7.875          2,080.95         80
                                       7.625          2,080.95      359,434.00
    PORTLAND         OR   97229          1            10/08/99         00
    0431661107                           03           12/01/99          0
    5829545                              O            11/01/29
    0


    3025326          976/R97             F          488,550.00         ZZ
                                         360        487,858.13          1
    912 LAKE COLONY RUN                7.750          3,500.04         80
                                       7.500          3,500.04      611,946.00
    BIRMINGHAM       AL   35242          1            10/21/99         00
    0431661123                           03           12/01/99          0
    5843472                              O            11/01/29
    0


    3025328          976/R97             F          352,000.00         ZZ
                                         360        351,526.06          1
    162 S. NUECES PARK LANE            8.000          2,582.85         80
                                       7.750          2,582.85      440,000.00
    HARLINGEN        TX   78550          1            10/27/99         00
    0431661206                           05           12/01/99          0
    5593206                              O            11/01/29
    0


    3025331          976/R97             F          278,500.00         ZZ
                                         360        278,013.19          1
    18793 BIRDWOOD COURT               7.875          2,019.32         80
                                       7.625          2,019.32      348,460.00
1


    LEESBURG         VA   20176          1            10/29/99         00
    0431661255                           03           12/01/99          0
    5677560                              O            11/01/29
    0


    3025332          976/R97             F          260,000.00         ZZ
                                         360        259,649.92          1
    6219 N. 28TH STREET                8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    ARLINGTON        VA   22207          1            10/29/99         00
    0431661271                           05           12/01/99          0
    5686318                              O            11/01/29
    0


    3025347          976/R97             F          359,200.00         ZZ
                                         360        358,751.92          1
    10958 CLARA BARTON DRIVE           8.375          2,730.18         80
                                       8.125          2,730.18      449,000.00
    FAIRFAX STATION  VA   22039          1            10/28/99         00
    0431661669                           05           12/01/99          0
    5796590                              O            11/01/29
    0


    3025353          976/R97             F          208,000.00         ZZ
                                         360        207,740.51          1
    191 BARRY SCOTT DRIVE              8.375          1,580.96         80
                                       8.125          1,580.96      260,000.00
    FAIRFIELD        CT   06432          1            10/28/99         00
    0431662576                           05           12/01/99          0
    5841281                              O            11/01/29
    0


    3025354          976/R97             F          293,800.00         ZZ
                                         360        293,362.54          1
    249 TRACE RIDGE ROAD               7.500          2,054.30         80
                                       7.250          2,054.30      367,350.00
    BIRMINGHAM       AL   35244          1            10/25/99         00
    0431662592                           05           12/01/99          0
    5843906                              O            11/01/29
    0


    3025355          976/R97             F          276,000.00         ZZ
                                         360        275,655.70          1
    1044 BASILWOOD DRIVE               8.375          2,097.80         80
                                       8.125          2,097.80      345,000.00
    COPPELL          TX   75019          1            10/21/99         00
    0431662618                           03           12/01/99          0
    5853940                              O            11/01/29
    0
1




    3025360          976/R97             F          436,000.00         ZZ
                                         360        435,442.05          1
    305 HORSESHOE BAY NORTH            8.250          3,275.52         80
    UNIT D                             8.000          3,275.52      545,000.00
    HORSESHOE BAY    TX   78657          1            10/19/99         00
    0431663459                           03           12/01/99          0
    7555611                              O            11/01/29
    0


    3025361          976/R97             F          297,000.00         ZZ
                                         360        296,382.77          1
    205 E. WILLOW STREET               7.875          2,153.46         90
                                       7.625          2,153.46      330,000.00
    WENONAH          NJ   08090          1            10/29/99         11
    0431662709                           05           12/01/99         25
    5768593                              O            11/01/29
    0


    3025364          976/R97             F          259,200.00         ZZ
                                         360        258,884.85          1
    2 S 160 STRATFORD ROAD             8.500          1,993.02         90
                                       8.250          1,993.02      288,000.00
    GLEN ELLYN       IL   60137          1            10/15/99         01
    0431665124                           05           12/01/99         25
    7549700                              O            11/01/29
    0


    3025697          K08/G01             F          228,000.00         ZZ
                                         360        227,861.88          1
    13 PINE TREE PLACE                 8.500          1,753.12         80
                                       8.250          1,753.12      285,000.00
    WEST CALDWELL    NJ   07006          1            11/12/99         00
    0411632565                           05           01/01/00          0
    0411632565                           O            12/01/29
    0


    3028330          K08/G01             F           54,000.00         ZZ
                                         360         53,969.72          1
    691 ST CLAIR                       8.875            429.65         57
                                       8.625            429.65       96,000.00
    GROSSE POINTE    MI   48230          5            11/09/99         00
    0411654379                           01           01/01/00          0
    0411654379                           O            12/01/29
    0


    3032704          K08/G01             F          152,800.00         ZZ
                                         360        152,707.43          1
1


    205 WEST ROAD                      8.500          1,174.90         80
                                       8.250          1,174.90      191,000.00
    BEACON FALLS     CT   06403          2            11/10/99         00
    0411675663                           05           01/01/00          0
    0411675663                           O            12/01/29
    0


    3032893          429/429             F          397,000.00         ZZ
                                         360        394,792.41          1
    55 NOURSE STREET                   7.250          2,708.24         68
                                       7.000          2,708.24      585,000.00
    WESTBORO         MA   01581          2            05/21/99         00
    6894370904                           05           07/01/99          0
    6894370904                           O            06/01/29
    0


    3032914          696/G01             F          243,500.00         ZZ
                                         360        243,344.73          1
    16130 GINGER ROOT LANE             8.250          1,829.33         80
                                       8.000          1,829.33      304,410.00
    BRANDYWINE       MD   20613          1            11/17/99         00
    0431634260                           05           01/01/00          0
    30199221                             O            12/01/29
    0


    3034327          G56/G01             F          274,000.00         ZZ
                                         360        273,811.44          1
    9121 PADDOCK LANE                  7.875          1,986.69         74
                                       7.625          1,986.69      374,000.00
    ROCKVILLE        MD   20854          1            11/12/99         00
    0431646066                           05           01/01/00          0
    6443                                 O            12/01/29
    0


    3035423          K08/G01             F           58,000.00         ZZ
                                         360         57,963.95          1
    3100 NE 48 STREET, UNIT # 605      8.375            440.84         43
                                       8.125            440.84      138,000.00
    FT LAUDERDALE    FL   33308          1            11/17/99         00
    0411691371                           06           01/01/00          0
    0411691371                           O            12/01/29
    0


    3040534          K08/G01             F          196,800.00         ZZ
                                         360        196,677.68          1
    755 NORTH 103RD STREET             8.375          1,495.82         80
                                       8.125          1,495.82      246,000.00
    SEATTLE          WA   98133          2            11/10/99         00
    0411692502                           05           01/01/00          0
1


    0411692502                           O            12/01/29
    0


    3041023          K08/G01             F          267,600.00         ZZ
                                         360        267,420.45          1
    1504 CAPITAL DRIVE                 8.000          1,963.55         80
                                       7.750          1,963.55      334,525.00
    ALLEN            TX   75013          1            11/23/99         00
    0411720477                           03           01/01/00          0
    0411720477                           O            12/01/29
    0


    3041804          811/G01             F          316,000.00         ZZ
                                         360        315,803.59          1
    424 KNOLLCREST AVENUE              8.375          2,401.83         80
                                       8.125          2,401.83      395,000.00
    SAN JOSE         CA   95138          1            11/11/99         00
    0431690379                           03           01/01/00          0
    FM02213513                           O            12/01/29
    0


    3042840          593/G01             F          290,000.00         T
                                         360        289,397.32          1
    2716 B WARM SPRINGS ROAD           7.875          2,102.71         60
                                       7.625          2,102.71      485,000.00
    KETCHUM          ID   83340          1            09/29/99         00
    0431653492                           07           11/01/99          0
    007515158                            O            10/01/29
    0


    3047847          637/G01             F          300,000.00         ZZ
                                         360        299,803.75          1
    62 HAHNEMANN LANE                  8.125          2,227.50         75
                                       7.875          2,227.50      400,000.00
    NAPA             CA   94558          5            11/10/99         00
    0431654714                           05           01/01/00          0
    0018389197                           O            12/01/29
    0


    3048609          637/G01             F          101,450.00         ZZ
                                         360         99,545.93          1
    1523 LOOKOUT DRIVE                 7.250            692.07         64
                                       7.000            692.07      160,000.00
    COEUR D ALENE    ID   83814          2            04/28/99         00
    0431709476                           05           06/01/99          0
    0015238413                           O            05/01/29
    0


1


    3048788          637/G01             F          273,600.00         ZZ
                                         360        273,416.42          1
    7030 SW BURLINGAME AVENUE          8.000          2,007.58         80
                                       7.750          2,007.58      342,000.00
    PORTLAND         OR   97219          1            11/05/99         00
    0431679414                           05           01/01/00          0
    0010285435                           O            12/01/29
    0


    3050880          286/286             F          270,400.00         ZZ
                                         360        270,021.58          1
    14405 FOREST GLENN CT              8.000          1,984.10         80
                                       7.750          1,984.10      338,000.00
    LOUISVILLE       KY   40245          1            10/22/99         00
    0000627311                           05           12/01/99          0
    0000627311                           O            11/01/29
    0


    3050882          286/286             F          276,000.00         ZZ
                                         360        275,544.68          1
    6269 WILLOW SPRINGS DR             8.250          2,073.50         60
                                       8.000          2,073.50      463,000.00
    MORRISON         CO   80465          2            10/15/99         00
    0000632781                           03           12/01/99          0
    0000632781                           O            11/01/29
    0


    3050884          286/286             F          280,000.00         ZZ
                                         360        279,225.74          1
    55 CLEARWATER ROAD                 8.125          2,079.00         63
                                       7.875          2,079.00      446,000.00
    NEWTON           MA   02458          1            10/13/99         00
    0000639600                           05           12/01/99          0
    0000639600                           O            11/01/29
    0


    3050885          286/286             F          412,000.00         ZZ
                                         360        411,445.25          1
    11321 E SORREL LN                  8.000          3,023.12         80
                                       7.750          3,023.12      515,000.00
    SCOTTSDALE       AZ   85259          1            10/14/99         00
    0000640784                           03           12/01/99          0
    0000640784                           O            11/01/29
    0


    3050887          286/286             F          315,000.00         ZZ
                                         360        314,616.99          1
    11022 N 66TH ST                    8.500          2,422.08         90
                                       8.250          2,422.08      350,000.00
1


    LONGMONT         CO   80503          1            10/27/99         10
    0000641327                           05           12/01/99         25
    0000641327                           O            11/01/29
    0


    3050889          286/286             F          355,000.00         ZZ
                                         360        354,557.14          1
    168 HOLMES GULCH WAY               8.375          2,698.26         75
                                       8.125          2,698.26      475,000.00
    BAILEY           CO   80421          5            10/22/99         00
    0000642205                           05           12/01/99          0
    0000642205                           O            11/01/29
    0


    3050891          286/286             F          280,000.00         ZZ
                                         360        279,659.54          1
    5328 WEST LONE CACTUS DRIVE        8.500          2,152.96         80
                                       8.250          2,152.96      350,000.00
    GLENDALE         AZ   85308          1            10/21/99         00
    0000642816                           03           12/01/99          0
    0000642816                           O            11/01/29
    0


    3050893          286/286             F          352,000.00         ZZ
                                         360        351,526.06          1
    674 EAGLE RIDGE COURT              8.000          2,582.85         80
                                       7.750          2,582.85      440,000.00
    POWELL           OH   43065          1            10/29/99         00
    0000643430                           05           12/01/99          0
    0000643430                           O            11/01/29
    0


    3050895          286/286             F          297,850.00         ZZ
                                         360        297,399.23          1
    3120 EAST PALO VERDE STREET        8.125          2,211.53         80
                                       7.875          2,211.53      372,350.00
    GILBERT          AZ   85234          1            10/26/99         00
    0000643860                           03           12/01/99          0
    0000643860                           O            11/01/29
    0


    3050897          286/286             F          326,750.00         ZZ
                                         360        326,272.85          1
    3906 HIDE A WAY LN                 7.875          2,369.17         80
                                       7.625          2,369.17      411,000.00
    FLOWER MOUND     TX   75028          4            10/22/99         00
    0008660764                           05           12/01/99          0
    0008660764                           O            11/01/29
    0
1




    3050901          286/286             F          281,200.00         T
                                         360        280,849.20          1
    15 BANK STREET                     8.375          2,137.33         80
                                       8.125          2,137.33      351,500.00
    NANTUCKET        MA   02564          1            10/29/99         00
    0009037026                           05           12/01/99          0
    0009037026                           O            11/01/29
    0


    3050903          286/286             F          274,500.00         ZZ
                                         360        269,663.01          1
    3110 FAIRFIELD AVE                 6.750          1,780.41         72
                                       6.500          1,780.41      383,000.00
    BRONX            NY   10463          5            02/23/99         00
    0009399910                           05           04/01/99          0
    0009399910                           O            03/01/29
    0


    3050904          286/286             F          303,501.19         ZZ
                                         360        302,804.10          1
    1907 WEST CREEK LOOP               7.375          2,096.21         85
                                       7.125          2,096.21      360,000.00
    ROUND ROCK       TX   78681          4            09/30/99         11
    0009420680                           05           11/01/99         25
    0009420680                           O            10/01/29
    0


    3050905          286/286             F          433,145.18         ZZ
                                         360        432,289.37          1
    1621 PALOMINO RIDGE                8.125          3,216.10         60
                                       7.875          3,216.10      725,000.00
    AUSTIN           TX   78733          2            09/30/99         00
    0009420687                           03           11/01/99          0
    0009420687                           O            10/01/29
    0


    3050906          286/286             F          269,100.00         ZZ
                                         360        268,699.33          1
    845 ONION CREEK RANCH RD           7.500          1,881.59         90
                                       7.250          1,881.59      299,000.00
    DRIFTWOOD        TX   78619          2            10/29/99         19
    0009420801                           05           12/01/99         25
    0009420801                           O            11/01/29
    0


    3050908          286/286             F          283,500.00         ZZ
                                         360        283,067.22          1
1


    56 PINE TREE HILL RD               7.375          1,958.07         90
                                       7.125          1,958.07      315,000.00
    SHELTON          CT   06484          1            10/22/99         12
    0009433670                           05           12/01/99         25
    0009433670                           O            11/01/29
    0


    3050911          286/286             F          643,700.00         ZZ
                                         360        638,282.89          1
    980 FOREST OVERLOOK DRIVE          7.000          4,282.56         68
                                       6.750          4,282.56      950,000.00
    ATLANTA          GA   30331          2            02/02/99         00
    0009449251                           05           04/01/99          0
    0009449251                           O            03/01/29
    0


    3050914          286/286             F          341,700.00         ZZ
                                         360        341,178.38          1
    615 CAMERON RIDGE CT               7.375          2,360.04         80
                                       7.125          2,360.04      430,000.00
    PARKTON          MD   21120          4            10/26/99         00
    0009491544                           05           12/01/99          0
    0009491544                           O            11/01/29
    0


    3050915          286/286             F          720,000.00         ZZ
                                         360        718,503.73          1
    2976 VERO DR                       7.875          5,220.50         70
                                       7.625          5,220.50    1,038,000.00
    HIGHLAND         MI   48356          4            09/03/99         00
    0009495256                           03           11/01/99          0
    0009495256                           O            10/01/29
    0


    3050918          286/286             F          280,000.00         ZZ
                                         360        279,632.42          1
    4137 GREENBRIER DR                 8.125          2,079.00         74
                                       7.875          2,079.00      378,670.00
    UNIVERSITY PARK  TX   75225          1            10/29/99         00
    0009519159                           05           12/01/99          0
    0009519159                           O            11/01/29
    0


    3050920          286/286             F          265,600.00         ZZ
                                         360        265,251.33          1
    283 MAGNOLIA LN                    8.125          1,972.08         80
                                       7.875          1,972.08      332,000.00
    DALEVILLE        VA   24083          1            10/29/99         00
    0009527794                           05           12/01/99          0
1


    0009527794                           O            11/01/29
    0


    3050922          286/286             F          175,000.00         ZZ
                                         360        174,787.21          1
    68 INLET TERR                      8.500          1,345.60         34
                                       8.250          1,345.60      525,000.00
    BELMAR           NJ   07719          1            10/29/99         00
    0009531641                           05           12/01/99          0
    0009531641                           O            11/01/29
    0


    3050924          286/286             F          550,000.00         ZZ
                                         360        549,331.24          1
    110 STANDING OAK PL                8.500          4,229.03         69
                                       8.250          4,229.03      800,000.00
    FAIRBURN         GA   30213          2            11/04/99         00
    0009539440                           03           12/01/99          0
    0009539440                           O            11/01/29
    0


    3050925          286/286             F          257,000.00         ZZ
                                         360        256,409.71          1
    774 PIEDMONT AVENUE #4             7.375          1,775.04         88
                                       7.125          1,775.04      293,000.00
    ATLANTA          GA   30308          1            10/06/99         12
    0009540029                           03           11/01/99         25
    0009540029                           O            10/01/29
    0


    3050926          286/286             F          316,200.00         ZZ
                                         360        315,784.92          1
    9801 RITCHIE CT                    8.125          2,347.78         80
                                       7.875          2,347.78      395,307.00
    IJAMSVILLE       MD   21754          1            10/28/99         00
    0009545628                           03           12/01/99          0
    0009545628                           O            11/01/29
    0


    3050929          286/286             F          294,000.00         ZZ
                                         360        293,594.01          1
    800 OVERLOOK DRIVE SOUTH           7.875          2,131.71         80
                                       7.625          2,131.71      367,500.00
    ALEXANDRIA       VA   22305          1            10/29/99         00
    0009571729                           05           12/01/99          0
    0009571729                           O            11/01/29
    0


1


    3050930          286/286             F          326,700.00         ZZ
                                         360        326,248.84          1
    9237 SANGER CT                     7.875          2,368.81         90
                                       7.625          2,368.81      363,000.00
    HARRISBURG       NC   28075          1            10/29/99         21
    0009572117                           03           12/01/99         25
    0009572117                           O            11/01/29
    0


    3050933          286/286             F          372,600.00         ZZ
                                         360        372,169.69          1
    9 ARROWHEAD LN                     8.750          2,931.25         90
                                       8.500          2,931.25      414,000.00
    FRANKLIN TOWNSH  NJ   08873          1            11/05/99         12
    0009600625                           05           12/01/99         25
    0009600625                           O            11/01/29
    0


    3050934          286/286             F          242,000.00         ZZ
                                         360        241,705.19          1
    28 UNION BRICK RD                  8.500          1,860.78         77
                                       8.250          1,860.78      316,000.00
    BLAIRSTOWN       NJ   07825          2            10/18/99         00
    0009600627                           05           12/01/99          0
    0009600627                           O            11/01/29
    0


    3050936          286/286             F          200,000.00         ZZ
                                         360        199,750.50          1
    1699 THREEPINE COURT               8.375          1,520.15         73
                                       8.125          1,520.15      274,000.00
    LILBURN          GA   30047          1            10/27/99         00
    0009607282                           03           12/01/99          0
    0009607282                           O            11/01/29
    0


    3050937          286/286             F          308,000.00         ZZ
                                         360        307,585.29          1
    22 SHINNECOCK TR                   8.000          2,260.00         80
                                       7.750          2,260.00      385,000.00
    MEDFORD LAKES    NJ   08055          1            10/07/99         00
    0009609531                           05           12/01/99          0
    0009609531                           O            11/01/29
    0


    3050938          286/286             F          315,000.00         ZZ
                                         360        314,793.94          1
    13150 RHEA COURT                   8.125          2,338.87         71
                                       7.875          2,338.87      444,168.00
1


    SHELBY TWP       MI   48315          1            11/12/99         00
    0009610643                           05           01/01/00          0
    0009610643                           O            12/01/29
    0


    3050941          286/286             F          365,400.00         ZZ
                                         360        364,855.93          1
    416 LAUREL CREEK BLVD              7.500          2,554.94         90
                                       7.250          2,554.94      406,211.00
    MOORESTOWN       NJ   08004          1            10/28/99         10
    0009618557                           05           12/01/99         25
    0009618557                           O            11/01/29
    0


    3050943          286/286             F          296,800.00         ZZ
                                         360        296,358.08          1
    3929 CHATHAM RD                    7.500          2,075.27         80
                                       7.250          2,075.27      371,000.00
    ELLICOTT CITY    MD   21042          1            10/29/99         00
    0009630077                           05           12/01/99          0
    0009630077                           O            11/01/29
    0


    3050944          286/286             F          308,500.00         ZZ
                                         360        307,556.67          1
    3945 ROSALIE RD                    8.000          2,263.67         79
                                       7.750          2,263.67      395,000.00
    LEXINGTON        KY   40510          2            11/03/99         00
    0009631271                           05           01/01/00          0
    0009631271                           O            12/01/29
    0


    3050947          286/286             F          115,000.00         ZZ
                                         360        114,932.10          1
    1715 COUNTY ROAD NO 109            8.625            894.46         80
                                       8.375            894.46      144,000.00
    HUTTO            TX   78634          2            11/05/99         00
    0009632702                           05           01/01/00          0
    0009632702                           O            12/01/29
    0


    3050948          286/286             F          354,950.00         ZZ
                                         360        354,434.55          1
    206 OAKLAWN DR                     7.625          2,512.32         80
                                       7.375          2,512.32      443,708.00
    COLLEYVILLE      TX   76034          1            10/06/99         00
    0009640745                           03           12/01/99          0
    0009640745                           O            11/01/29
    0
1




    3050950          286/286             F           82,000.00         ZZ
                                         360         81,895.06          1
    9901 E FLOWER AVENUE               8.250            616.04         72
                                       8.000            616.04      114,061.00
    MESA             AZ   85208          1            10/27/99         00
    0009641655                           03           12/01/99          0
    0009641655                           O            11/01/29
    0


    3050951          286/286             F          381,800.00         ZZ
                                         360        381,231.51          1
    7990 AMSTERDAM COURT               7.500          2,669.61         80
                                       7.250          2,669.61      477,296.00
    GAINESVILLE      VA   20155          1            10/29/99         00
    0009642224                           03           12/01/99          0
    0009642224                           O            11/01/29
    0


    3050956          286/286             F          352,000.00         ZZ
                                         360        351,757.75          1
    3157 BRIGHTON PL                   7.875          2,552.25         80
                                       7.625          2,552.25      440,000.00
    LEXINGTON        KY   40509          2            11/09/99         00
    0009656421                           05           01/01/00          0
    0009656421                           O            12/01/29
    0


    3050958          286/286             F          172,600.00         ZZ
                                         360        171,994.01          1
    100 DENTAN PLACE                   8.625          1,342.47         50
                                       8.375          1,342.47      350,000.00
    EDWARDS          MO   65326          2            10/19/99         00
    0009659301                           05           12/01/99          0
    0009659301                           O            11/01/29
    0


    3051513          P60/G01             F          354,516.16         ZZ
                                         358        351,519.45          1
    2300 WATERFORD VILLAGE DR          7.875          2,574.05         78
                                       7.625          2,574.05      455,000.00
    SYLVANIA         OH   43560          2            11/23/99         00
    0431661370                           05           12/01/99          0
    6100032612                           O            09/01/29
    0


    3051585          405/405             F          287,200.00         ZZ
                                         360        285,900.96          1
1


    12 ASHBROOK DR                     7.500          2,008.15         80
                                       7.250          2,008.15      359,000.00
    HAMPTON          NH   03842          1            06/29/99         00
    11089893                             05           08/01/99          0
    11089893                             O            07/01/29
    0


    3051586          405/405             F          415,600.00         ZZ
                                         360        414,473.35          1
    42 ISLEWORTH DRIVE                 8.000          3,049.53         80
                                       7.750          3,049.53      519,548.00
    HENDERSON        NV   89012          1            08/09/99         00
    11127578                             03           10/01/99          0
    11127578                             O            09/01/29
    0


    3051588          405/405             F          186,300.00         ZZ
                                         360        185,866.57          1
    4571 WEST FLINT ST                 8.750          1,465.62         80
                                       8.500          1,465.62      232,900.00
    CHANDLER         AZ   85226          1            08/17/99         00
    11131083                             03           10/01/99          0
    11131083                             O            09/01/29
    0


    3051592          405/405             F          286,000.00         ZZ
                                         360        285,164.08          1
    5411 MERCEDES AVE                  7.625          2,024.29         80
                                       7.375          2,024.29      357,500.00
    DALLAS           TX   75206          1            08/26/99         00
    11202595                             05           10/01/99          0
    11202595                             O            09/01/29
    0


    3051595          405/405             F           88,000.00         ZZ
                                         360         87,763.48          1
    544 GLENWOOD AVE                   8.375            668.86         80
                                       8.125            668.86      110,000.00
    PRESCOTT         AZ   86303          1            08/27/99         00
    11304144                             05           10/01/99          0
    11304144                             O            09/01/29
    0


    3051598          405/405             F          363,200.00         ZZ
                                         360        355,368.59          1
    330 SPLIT ROCK DR                  7.125          2,446.95         80
                                       6.875          2,446.95      454,000.00
    HOLLISTER        MO   65672          2            03/26/99         00
    15815467                             05           05/01/99          0
1


    15815467                             O            04/01/29
    0


    3051599          405/405             F          168,000.00         ZZ
                                         360        166,929.08          1
    1475 FISH CREEK ROAD               7.250          1,146.06         28
                                       7.000          1,146.06      615,000.00
    WILSON           WY   83014          5            04/27/99         00
    15936859                             05           06/01/99          0
    15936859                             O            05/01/29
    0


    3051601          405/405             F          197,250.00         ZZ
                                         360        196,888.95          1
    38 A SOUTH ROAD                    8.500          1,516.69         75
                                       8.250          1,516.69      263,000.00
    WEST HAMPTON     NY   11978          1            09/17/99         00
    16005464                             05           11/01/99          0
    16005464                             O            10/01/29
    0


    3051609          405/405             F          159,200.00         ZZ
                                         360        158,810.11          1
    2317 CLEEK COURT                   8.500          1,224.11         80
                                       8.250          1,224.11      199,000.00
    ST LOUIS         MO   63131          1            08/27/99         00
    16273641                             05           10/01/99          0
    16273641                             O            09/01/29
    0


    3051619          405/405             F          364,000.00         ZZ
                                         360        363,522.17          1
    1939 25TH AVE EAST                 8.125          2,702.69         80
                                       7.875          2,702.69      455,000.00
    SEATTLE          WA   98112          1            10/13/99         00
    16324576                             05           12/01/99          0
    16324576                             O            11/01/29
    0


    3051622          405/405             F           78,000.00         ZZ
                                         360         77,869.05          1
    5001 ARBOR HOLLOW DR               8.000            572.34         39
                                       7.750            572.34      202,001.00
    MCKINNEY         TX   75070          1            10/29/99         00
    16333957                             05           12/01/99          0
    16333957                             O            11/01/29
    0


1


    3052173          536/536             F          415,000.00         ZZ
                                         360        414,699.64          1
    1494 IHILOA LOOP                   7.625          2,937.34         59
                                       7.375          2,937.34      715,000.00
    HONOLULU         HI   96821          1            11/04/99         00
    1247345                              05           01/01/00          0
    1247345                              O            12/01/29
    0


    3053046          E60/G01             F          164,800.00         ZZ
                                         360        164,692.19          1
    1718 STILLWATER COURT              8.125          1,223.64         80
                                       7.875          1,223.64      206,000.00
    PASO ROBLES      CA   93446          1            11/12/99         00
    0431667351                           05           01/01/00          0
    512117                               O            12/01/29
    0


    3053498          B60/G01             F          268,400.00         ZZ
                                         360        268,215.29          1
    584 BONITA CANYON WAY              7.875          1,946.09         80
                                       7.625          1,946.09      335,500.00
    BREA             CA   92821          1            11/18/99         00
    0431658814                           05           01/01/00          0
    278324                               O            12/01/29
    0


    3053714          B60/G01             F          350,000.00         ZZ
                                         360        349,776.82          1
    79-035 VIA CORTA                   8.250          2,629.43         68
                                       8.000          2,629.43      515,000.00
    LA QUINTA        CA   92253          1            11/16/99         00
    0431663442                           05           01/01/00          0
    273612                               O            12/01/29
    0


    3054149          K08/G01             F          327,000.00         ZZ
                                         360        326,780.59          1
    39 BRIARFIELD DRIVE                8.000          2,399.41         77
                                       7.750          2,399.41      425,000.00
    GREAT NECK       NY   11020          2            11/23/99         00
    0411524309                           05           01/01/00          0
    0411524309                           O            12/01/29
    0


    3054166          K08/G01             F          179,000.00         ZZ
                                         360        178,891.56          1
    269 CENTER POINT LANE              8.500          1,376.36         75
                                       8.250          1,376.36      239,048.00
1


    LANSDALE         PA   19446          1            11/29/99         00
    0411666852                           09           01/01/00          0
    0411666852                           O            12/01/29
    0


    3054175          K08/G01             F          166,250.00         ZZ
                                         360        166,146.67          1
    550 N 500 WEST                     8.375          1,263.62         95
                                       8.125          1,263.62      175,000.00
    OREM             UT   84057          2            11/23/99         04
    0411695976                           05           01/01/00         30
    0411695976                           O            12/01/29
    0


    3054189          K08/G01             F           76,600.00         ZZ
                                         360         76,547.29          1
    7139 BUNKER COVE                   7.875            555.40         45
                                       7.625            555.40      172,500.00
    MENTOR           OH   44060          5            11/22/99         00
    0411711492                           05           01/01/00          0
    0411711492                           O            12/01/29
    0


    3054197          K08/G01             F          455,500.00         ZZ
                                         360        455,186.53          1
    6810 AUDREY ROSE CIRCLE            7.875          3,302.69         51
                                       7.625          3,302.69      900,000.00
    TUSCALOOSA       AL   35406          2            11/23/99         00
    0411723869                           05           01/01/00          0
    0411723869                           O            12/01/29
    0


    3054319          696/G01             F          255,000.00         ZZ
                                         360        254,805.97          1
    46175 WESTRIDGE DRIVE              7.375          1,761.22         75
                                       7.125          1,761.22      340,235.00
    STERLING         VA   20165          1            11/29/99         00
    0431658178                           03           01/01/00          0
    24399162                             O            12/01/29
    0


    3054320          696/G01             F          383,150.00         ZZ
                                         360        382,905.68          1
    13376 TAYLORSTOWN ROAD             8.250          2,878.48         79
                                       8.000          2,878.48      490,000.00
    LEESBURG         VA   20176          4            11/29/99         00
    0431660430                           05           01/01/00          0
    10099061                             O            12/01/29
    0
1




    3057203          K08/G01             F          370,000.00         ZZ
                                         360        369,732.20          1
    909 MANATEE WAY                    7.625          2,618.84         66
                                       7.375          2,618.84      568,240.00
    HOLLYWOOD        FL   33019          1            11/30/99         00
    0411736408                           03           01/01/00          0
    0411736408                           O            12/01/29
    0


    3057240          696/G01             F          332,000.00         ZZ
                                         360        331,753.61          1
    8814 ALTIMONT LANE                 7.500          2,321.39         80
                                       7.250          2,321.39      415,000.00
    CHEVY CHASE      MD   20815          1            11/30/99         00
    0431661313                           05           01/01/00          0
    31999115                             O            12/01/29
    0


    3057242          696/G01             F          268,900.00         ZZ
                                         360        268,695.38          1
    E7374 MCCARTHYS ISLAND COURT       7.375          1,857.23         67
                                       7.125          1,857.23      401,412.00
    POTOMAC FALLS    VA   20165          1            11/24/99         00
    0431661131                           03           01/01/00          0
    24599050                             O            12/01/29
    0


    3057243          696/G01             F          650,000.00         ZZ
                                         360        649,574.81          1
    501 RACCOON TRAIL                  8.125          4,826.23         55
                                       7.875          4,826.23    1,190,000.00
    GREAT FALLS      VA   22066          4            11/29/99         00
    0431661420                           03           01/01/00          0
    10099065                             O            12/01/29
    0


    3060014          992/G01             F          263,000.00         ZZ
                                         360        262,836.52          1
    235 EAST 4TH STREET                8.375          1,999.00         80
                                       8.125          1,999.00      329,000.00
    BROOKLYN         NY   11218          1            11/16/99         00
    0431668573                           07           01/01/00          0
    374274                               O            12/01/29
    0


    3061291          K08/G01             F          222,400.00         ZZ
                                         360        222,254.52          1
1


    2782 SILVERTON WAY                 8.125          1,651.31         80
                                       7.875          1,651.31      278,049.00
    SPARKS           NV   89436          1            11/24/99         00
    0411653009                           03           01/01/00          0
    0411653009                           O            12/01/29
    0


    3061301          K08/G01             F          149,250.00         ZZ
                                         360        149,147.28          1
    1180 EAST 300 NORTH                7.875          1,082.17         75
                                       7.625          1,082.17      199,000.00
    BEAVER           UT   84713          4            11/30/99         00
    0411711419                           05           01/01/00          0
    0411711419                           O            12/01/29
    0


    3061305          K08/G01             F          339,200.00         ZZ
                                         360        338,960.60          1
    117 SEA TERRACE WAY                7.750          2,430.07         80
                                       7.500          2,430.07      424,000.00
    APTOS            CA   95003          1            11/23/99         00
    0411715527                           05           01/01/00          0
    0411715527                           O            12/01/29
    0


    3061511          696/G01             F          190,800.00         ZZ
                                         360        190,681.41          1
    5020-B BARBOUR DRIVE               8.375          1,450.22         80
                                       8.125          1,450.22      238,745.00
    ALEXANDRIA       VA   22304          1            12/01/99         00
    0431662014                           01           01/01/00          0
    24399171                             O            12/01/29
    0


    3062255          623/623             F          265,000.00         ZZ
                                         360        264,076.12          1
    6378 HART DRIVE                    7.875          1,921.43         76
                                       7.625          1,921.43      350,000.00
    KALAMAZOO        MI   49009          2            07/30/99         00
    0987642                              05           09/01/99          0
    0987642                              O            08/01/29
    0


    3062256          623/623             F          335,000.00         ZZ
                                         360        333,137.19          1
    666 GREENBRIER LANE                7.250          2,285.29         90
                                       7.000          2,285.29      375,000.00
    CRYSTAL LAKE     IL   60014          4            05/27/99         10
    1019611                              05           07/01/99         25
1


    1019611                              O            06/01/29
    0


    3062257          623/623             F          344,000.00         ZZ
                                         360        343,559.77          1
    21130 SWAFFORD RD                  8.250          2,584.36         80
                                       8.000          2,584.36      430,000.00
    BATTLE CREEK     MI   49017          4            10/29/99         00
    1093572                              05           12/01/99          0
    1093572                              O            11/01/29
    0


    3062259          623/623             F          353,500.00         ZZ
                                         360        352,588.98          1
    786 N SHORE DR                     8.250          2,655.73         70
                                       8.000          2,655.73      505,000.00
    HOLLAND          MI   49424          1            08/25/99         00
    1374730                              05           10/01/99          0
    1374730                              O            09/01/29
    0


    3062260          623/623             F          339,750.00         ZZ
                                         360        338,917.94          1
    1068 LAKE MICHIGAN DR              8.500          2,612.38         75
                                       8.250          2,612.38      453,000.00
    GLENN            MI   49416          5            08/24/99         00
    1374748                              05           10/01/99          0
    1374748                              O            09/01/29
    0


    3062261          623/623             F          560,000.00         T
                                         360        558,414.48          1
    07690 INDIAN TRAIL                 8.250          4,207.09         70
                                       8.000          4,207.09      800,000.00
    CHARLEVOIX       MI   49720          1            09/14/99         00
    1375265                              05           11/01/99          0
    1375265                              O            10/01/29
    0


    3062262          623/623             F          279,000.00         ZZ
                                         360        278,311.13          1
    920 CANONERO DRIVE                 7.875          2,022.94         90
                                       7.625          2,022.94      310,000.00
    NAPERVILLE       IL   60540          1            09/28/99         11
    1375584                              05           11/01/99         25
    1375584                              O            10/01/29
    0


1


    3062263          623/623             F          265,000.00         ZZ
                                         360        264,406.29          1
    7856 ASHTON WOODS DR               7.500          1,852.92         90
                                       7.250          1,852.92      295,000.00
    PORTAGE          MI   49024          1            09/23/99         10
    1375590                              05           11/01/99         25
    1375590                              O            10/01/29
    0


    3062264          623/623             F          400,000.00         ZZ
                                         360        399,738.34          1
    375 S KENILWORTH AVENUE            8.125          2,969.99         60
                                       7.875          2,969.99      670,000.00
    ELMHURST         IL   60126          1            11/10/99         00
    1376039                              05           01/01/00          0
    1376039                              O            12/01/29
    0


    3062265          623/623             F          440,000.00         ZZ
                                         360        439,436.93          1
    2675 FROST ROAD                    8.250          3,305.57         80
                                       8.000          3,305.57      550,000.00
    WILLIAMSTON      MI   48895          1            10/29/99         00
    1376073                              05           12/01/99          0
    1376073                              O            11/01/29
    0


    3062266          623/623             F          292,000.00         ZZ
                                         360        291,626.32          1
    316 QUAIL RIDGE DRIVE NE           8.250          2,193.70         80
                                       8.000          2,193.70      365,127.00
    ADA              MI   49301          1            10/07/99         00
    1385326                              05           12/01/99          0
    1385326                              O            11/01/29
    0


    3064078          S89/G01             F          999,000.00         ZZ
                                         360        998,346.51          1
    1100 PELHAM ROAD                   8.125          7,417.55         50
                                       7.875          7,417.55    2,000,000.00
    WINNETKA         IL   60093          1            11/15/99         00
    0431670603                           05           01/01/00          0
    356848                               O            12/01/29
    0


    3064288          S89/G01             F          280,000.00         ZZ
                                         360        279,812.13          1
    31 AMY CIRCLE                      8.000          2,054.54         68
                                       7.750          2,054.54      417,180.00
1


    NEWTOWN          PA   18940          1            11/11/99         00
    0431670967                           03           01/01/00          0
    60002832                             O            12/01/29
    0


    3065167          K08/G01             F          291,000.00         ZZ
                                         360        290,799.74          1
    250 MILL COURT                     7.875          2,109.95         72
                                       7.625          2,109.95      406,000.00
    SIMI VALLEY      CA   93065          1            11/29/99         00
    0411654718                           03           01/01/00          0
    0411654718                           O            12/01/29
    0


    3065170          K08/G01             F          310,000.00         ZZ
                                         360        309,786.66          1
    827 UPTON WAY                      7.875          2,247.72         78
                                       7.625          2,247.72      399,950.00
    SAN JOSE         CA   95136          1            11/17/99         00
    0411696131                           05           01/01/00          0
    0411696131                           O            12/01/29
    0


    3065373          696/G01             F          404,000.00         ZZ
                                         360        404,000.00          1
    528 GREAT FALLS STREET             7.500          2,824.83         80
                                       7.250          2,824.83      505,000.00
    FALLS CHURCH     VA   22046          1            12/06/99         00
    0431666858                           05           02/01/00          0
    22699222                             O            01/01/30
    0


    3065374          696/G01             F          397,500.00         ZZ
                                         360        397,246.53          1
    1405 RUFFNER ROAD                  8.250          2,986.28         75
                                       8.000          2,986.28      530,000.00
    ALEXANDRIA       VA   22302          5            11/30/99         00
    0431666544                           05           01/01/00          0
    23199071                             O            12/01/29
    0


    3065493          S89/G01             F          346,000.00         ZZ
                                         360        345,779.37          1
    548 LENOX AVENUE                   8.250          2,599.38         66
                                       8.000          2,599.38      530,000.00
    WESTFIELD        NJ   07090          5            11/08/99         00
    0431671528                           05           01/01/00          0
    1130100367                           O            12/01/29
    0
1




    3069000          E82/G01             F          283,200.00         ZZ
                                         360        283,014.75          1
    1421 HARDY PLACE                   8.125          2,102.75         88
                                       7.875          2,102.75      325,000.00
    FREMONT          CA   94536          2            11/30/99         04
    0431695378                           05           01/01/00         25
    0400240883                           O            12/01/29
    0


    3069067          696/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
    4207 PINERIDGE DRIVE               7.375          3,798.71         69
                                       7.125          3,798.71      800,000.00
    ANNANDALE        VA   22003          1            12/03/99         00
    0431670975                           05           02/01/00          0
    22699219                             O            01/01/30
    0


    3069068          696/G01             F          279,200.00         ZZ
                                         360        279,026.46          1
    20544 BREEZYHILL DRIVE             8.375          2,122.12         80
                                       8.125          2,122.12      349,000.00
    ASHBURN          VA   20147          1            12/03/99         00
    0431671080                           03           01/01/00          0
    22799188                             O            12/01/29
    0


    3070937          562/G01             F          232,500.00         ZZ
                                         360        232,339.99          1
    170  HENSHAW AVENUE                7.875          1,685.79         75
                                       7.625          1,685.79      310,000.00
    SPRINGFIELD      NJ   07081          1            11/29/99         00
    0431682871                           05           01/01/00          0
    607614                               O            12/01/29
    0


    3071625          G75/G75             F          268,050.00         ZZ
                                         360        267,883.39          1
    109 GRAND CHAMPION DRIVE           8.375          2,037.38         80
                                       8.125          2,037.38      336,211.00
    ROCKVILLE        MD   20850          1            11/09/99         00
    03891795                             03           01/01/00          0
    03891795                             O            12/01/29
    0


    3071626          G75/G75             F          215,200.00         ZZ
                                         360        215,055.60          1
1


    213 WHITEHAVEN COURT               8.000          1,579.07         80
                                       7.750          1,579.07      269,000.00
    FT. WASHINGTON   MD   20744          1            11/15/99         00
    03977076                             05           01/01/00          0
    03977076                             O            12/01/29
    0


    3071627          G75/G75             F          179,800.00         ZZ
                                         360        179,673.10          1
    11507 GUNPOWDER DRIVE              7.750          1,288.11         80
                                       7.500          1,288.11      224,750.00
    FORT WASHINGTON  MD   20744          1            11/29/99         00
    04004165                             03           01/01/00          0
    04004165                             O            12/01/29
    0


    3071628          G75/G75             F          270,650.00         ZZ
                                         360        270,486.03          1
    8411 GOVERNORS RUN                 8.500          2,081.07         80
                                       8.250          2,081.07      338,317.00
    ELLICOTT CITY    MD   21043          1            11/12/99         00
    03861451                             05           01/01/00          0
    03861451                             O            12/01/29
    0


    3071629          G75/G75             F          252,700.00         ZZ
                                         360        252,534.69          1
    2641 LADY ANNE'S WAY               8.125          1,876.30         75
                                       7.875          1,876.30      336,998.00
    HUNTINGTOWN      MD   20639          1            11/15/99         00
    03884118                             03           01/01/00          0
    03884118                             O            12/01/29
    0


    3071630          G75/G75             F          261,000.00         ZZ
                                         360        260,833.57          1
    30 BROADWAY                        8.250          1,960.81         90
                                       8.000          1,960.81      290,000.00
    PLEASENTVILLE    NY   10570          1            11/15/99         10
    03969079                             05           01/01/00         25
    03969079                             O            12/01/29
    0


    3071631          G75/G75             F          255,200.00         ZZ
                                         360        255,045.40          1
    1228 C STREET SE                   8.500          1,962.27         80
                                       8.250          1,962.27      319,000.00
    WASHINGTON       DC   20003          1            11/09/99         00
    03974979                             05           01/01/00          0
1


    03974979                             O            12/01/29
    0


    3071632          G75/G75             F          299,300.00         ZZ
                                         360        299,109.14          1
    1035 WHITE PINES DRIVE             8.250          2,248.55         79
                                       8.000          2,248.55      380,000.00
    CARY             IL   60013          1            11/19/99         00
    03982306                             05           01/01/00          0
    03982306                             O            12/01/29
    0


    3071633          G75/G75             F          122,000.00         ZZ
                                         360        121,918.13          1
    103 WEST NIPPON STREET             8.000            895.20         80
                                       7.750            895.20      152,500.00
    PHILADELPHIA     PA   19119          1            11/12/99         00
    03982166                             05           01/01/00          0
    03982166                             O            12/01/29
    0


    3071634          G75/G75             F          258,750.00         ZZ
                                         360        258,589.17          1
    204 COLTHURST DRIVE                8.375          1,966.69         75
                                       8.125          1,966.69      345,000.00
    CHARLOTTESVILLE  VA   22901          1            11/30/99         00
    03981429                             05           01/01/00          0
    03981429                             O            12/01/29
    0


    3071635          G75/G75             F          332,000.00         ZZ
                                         360        331,782.82          1
    8408 SOUTH CANTON AVENUE           8.125          2,465.10         80
                                       7.875          2,465.10      415,000.00
    TULSA            OK   74137          1            11/02/99         00
    03982205                             03           01/01/00          0
    03982205                             O            12/01/29
    0


    3071637          G75/G75             F          284,750.00         ZZ
                                         360        284,563.72          1
    3915 SEMINARY AVE                  8.125          2,114.27         85
                                       7.875          2,114.27      335,000.00
    RICHMOND         VA   23227          1            11/17/99         14
    03998296                             05           01/01/00         12
    03998296                             O            12/01/29
    0


1


    3071638          G75/G75             F          321,300.00         ZZ
                                         360        321,089.82          1
    12301 REED FOREST COURT            8.125          2,385.65         90
                                       7.875          2,385.65      357,000.00
    GLEN ALLEN       VA   23060          1            11/19/99         10
    03840774                             03           01/01/00         25
    03840774                             O            12/01/29
    0


    3071640          G75/G75             F          275,500.00         ZZ
                                         360        275,310.40          1
    6623 CRITTENDEN ROAD               7.875          1,997.57         95
                                       7.625          1,997.57      290,000.00
    SUFFOLK          VA   23432          1            11/24/99         10
    03943063                             05           01/01/00         30
    03943063                             O            12/01/29
    0


    3071641          G75/G75             F          260,000.00         ZZ
                                         360        259,821.06          1
    43399 MOUNTAIN VIEW DRIVE          7.875          1,885.19         80
                                       7.625          1,885.19      325,000.00
    CHANTILLY        VA   20152          1            11/29/99         00
    04004381                             05           01/01/00          0
    04004381                             O            12/01/29
    0


    3071642          G75/G75             F          348,000.00         T
                                         360        347,789.18          1
    31 COTTAGE CIRCLE                  8.500          2,675.82         80
                                       8.250          2,675.82      435,000.00
    MONETA           VA   24121          1            11/29/99         00
    03999539                             05           01/01/00          0
    03999539                             O            12/01/29
    0


    3071643          G75/G75             F          314,500.00         ZZ
                                         360        314,288.98          1
    1449 HARVARD STREET NW             8.000          2,307.69         85
                                       7.750          2,307.69      370,000.00
    WASHINGTON       DC   20009          1            11/30/99         14
    04007072                             05           01/01/00         12
    04007072                             O            12/01/29
    0


    3071644          G75/G75             F          271,850.00         ZZ
                                         360        271,693.59          1
    21 GREENWOOD AVENUE                8.750          2,138.65         90
                                       8.500          2,138.65      302,900.00
1


    ELMWOOD PARK     NJ   07407          1            11/19/99         14
    04008618                             05           01/01/00         25
    04008618                             O            12/01/29
    0


    3071645          G75/G75             F          151,200.00         ZZ
                                         360        151,098.54          1
    5662 FRENCH AVE                    8.000          1,109.46         80
                                       7.750          1,109.46      189,000.00
    SYKESVILLE       MD   21784          1            11/29/99         00
    03984540                             05           01/01/00          0
    03984540                             O            12/01/29
    0


    3071646          G75/G75             F          250,800.00         ZZ
                                         360        250,631.71          1
    5635 20TH STREET, NORTH            8.000          1,840.29         95
                                       7.750          1,840.29      264,000.00
    ARLINGTON        VA   22205          1            11/19/99         01
    03990339                             05           01/01/00         30
    03990339                             O            12/01/29
    0


    3072444          K08/G01             F          262,400.00         ZZ
                                         360        262,228.36          1
    24829 JO MARY COURT                8.125          1,948.31         80
                                       7.875          1,948.31      328,000.00
    HAYWARD          CA   94541          1            11/29/99         00
    0411623259                           05           01/01/00          0
    0411623259                           O            12/01/29
    0


    3072457          K08/G01             F           77,000.00         ZZ
                                         360         76,948.33          1
    200 RONALD DRIVE                   8.000            565.00         63
                                       7.750            565.00      123,000.00
    KILLEN           AL   35645          2            12/01/99         00
    0411703341                           05           01/01/00          0
    0411703341                           O            12/01/29
    0


    3072464          K08/G01             F          138,600.00         T
                                         360        138,502.17          1
    1844 DELIA COURT                   7.750            992.95         60
                                       7.500            992.95      231,000.00
    MANTECA          CA   95336          1            11/29/99         00
    0411722705                           05           01/01/00          0
    0411722705                           O            12/01/29
    0
1




    3072466          K08/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    3195 CORTE CABRILLO                7.750          2,149.24         44
                                       7.500          2,149.24      695,000.00
    APTOS            CA   95003          1            12/01/99         00
    0411726417                           05           02/01/00          0
    0411726417                           O            01/01/30
    0


    3072594          696/G01             F          640,000.00         ZZ
                                         360        640,000.00          1
    4330 NORTH 26TH STREET             7.625          4,529.88         80
                                       7.375          4,529.88      800,000.00
    ARLINGTON        VA   22207          2            12/06/99         00
    0431677301                           05           02/01/00          0
    10099057                             O            01/01/30
    0


    3073672          168/168             F          276,000.00         ZZ
                                         360        275,819.46          1
    227 WESTCHESTER AVENUE             8.125          2,049.29         80
                                       7.875          2,049.29      345,000.00
    CRESTWOOD        NY   10707          1            11/29/99         00
    189519215                            05           01/01/00          0
    189519215                            O            12/01/29
    0


    3074439          757/G01             F          280,250.00         ZZ
                                         360        280,250.00          1
    1132 STIRLINGSHIRE DRIVE           8.250          2,105.43         95
                                       8.000          2,105.43      295,000.00
    HENDERSONVILLE   TN   37075          1            12/03/99         01
    0431696988                           05           02/01/00         30
    2269069                              O            01/01/30
    0


    3076127          K08/G01             F          316,800.00         ZZ
                                         360        316,592.77          1
    3912 MEADOW WOOD DRIVE             8.125          2,352.23         80
                                       7.875          2,352.23      396,000.00
    EL DORADO HILLS  CA   95762          1            11/30/99         00
    0411510472                           03           01/01/00          0
    0411510472                           O            12/01/29
    0


    3076131          K08/G01             F          125,000.00         ZZ
                                         360        124,918.23          1
1


    3205 CHAHA ROAD                    8.125            928.12         72
                                       7.875            928.12      175,600.00
    ROWLETT          TX   75088          1            11/15/99         00
    0411675457                           05           01/01/00          0
    0411675457                           O            12/01/29
    0


    3076136          K08/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
    6 MT TIOGA COURT                   8.000          3,815.58         80
                                       7.750          3,815.58      650,000.00
    SAN RAFAEL       CA   94903          1            11/29/99         00
    0411701048                           03           02/01/00          0
    0411701048                           O            01/01/30
    0


    3076137          K08/G01             F          131,600.00         ZZ
                                         360        131,509.44          1
    1231 OREGON STREET                 7.875            954.19         46
                                       7.625            954.19      290,000.00
    BERKELEY         CA   94702          5            11/29/99         00
    0411704075                           05           01/01/00          0
    0411704075                           O            12/01/29
    0


    3076256          E82/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    11 CEDARWOOD ROAD                  8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    WHITE PLAINS     NY   10605          1            12/10/99         00
    0400243978                           05           02/01/00          0
    0400243978                           O            01/01/30
    0


    3076535          168/168             F          447,200.00         ZZ
                                         360        446,851.14          1
    7622 HUNTMASTER LANE               7.250          3,050.69         80
                                       7.000          3,050.69      559,000.00
    MCLEAN           VA   22102          1            11/30/99         00
    249335930                            03           01/01/00          0
    249335930                            O            12/01/29
    0


    3077444          K68/G01             F          306,000.00         ZZ
                                         360        306,000.00          1
    106 CREEKWOOD DRIVE                8.000          2,245.32         90
                                       7.750          2,245.32      340,000.00
    BRANDON          MS   39047          1            12/03/99         01
    0431694561                           05           02/01/00         25
1


    1024041                              O            01/01/30
    0


    3079025          K08/G01             F          200,000.00         ZZ
                                         360        200,000.00          1
    12765 WELTON LANE                  8.000          1,467.53         32
                                       7.750          1,467.53      628,750.00
    POWAY            CA   92064          1            11/29/99         00
    0411693948                           05           02/01/00          0
    0411693948                           O            01/01/30
    0


    3079027          K08/G01             F          252,800.00         ZZ
                                         360        252,800.00          1
    3834 AVENIDA JOHANNA               8.125          1,877.03         80
                                       7.875          1,877.03      316,000.00
    LA MESA          CA   91941          2            12/01/99         00
    0411701295                           05           02/01/00          0
    0411701295                           O            01/01/30
    0


    3079033          K08/G01             F          439,950.00         ZZ
                                         360        439,950.00          1
    35 DEL MONTE AVENUE                7.500          3,076.19         70
                                       7.250          3,076.19      628,500.00
    LOS ALTOS        CA   94022          1            11/24/99         00
    0411719628                           05           02/01/00          0
    0411719628                           O            01/01/30
    0


    3079826          E82/G01             F          295,000.00         ZZ
                                         360        295,000.00          1
    2932 HUMBOLT AVENUE                8.375          2,242.21         75
                                       8.125          2,242.21      398,000.00
    SANTA CLARA      CA   95051          5            12/08/99         00
    0400242913                           05           02/01/00          0
    0400242913                           O            01/01/30
    0


    3080869          685/G01             F          311,350.00         ZZ
                                         360        311,156.47          1
    5057 BELLA COLLINA STREET          8.375          2,366.49         90
                                       8.125          2,366.49      345,949.00
    OCEANSIDE        CA   92056          1            11/12/99         12
    0431696921                           05           01/01/00         25
    600604                               O            12/01/29
    0


1


    3082342          K08/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    1449 VIA DON JOSE                  8.500          3,075.65         58
                                       8.250          3,075.65      700,000.00
    ALAMO            CA   94507          5            12/01/99         00
    0411656192                           05           02/01/00          0
    0411656192                           O            01/01/30
    0


    3082351          K08/G01             F          359,100.00         ZZ
                                         360        358,887.99          1
    4139 BEE CREEK ROAD                8.625          2,793.04         90
                                       8.375          2,793.04      399,000.00
    SPICEWOOD        TX   78669          1            11/30/99         04
    0411720055                           03           01/01/00         25
    0411720055                           O            12/01/29
    0


    3082518          696/G01             F          185,700.00         ZZ
                                         360        185,700.00          1
    15407 STRAUGHN DRIVE               8.500          1,427.87         70
                                       8.250          1,427.87      265,300.00
    LAUREL           MD   20707          1            12/10/99         00
    0431697838                           03           02/01/00          0
    31999111                             O            01/01/30
    0


    3082519          696/G01             F          391,200.00         T
                                         360        391,200.00          1
    305 QUEEN STREET                   8.250          2,938.95         80
                                       8.000          2,938.95      489,000.00
    ALEXANDRIA       VA   22314          1            12/10/99         00
    0431697911                           05           02/01/00          0
    22799191                             O            01/01/30
    0


    3082537          E82/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
    350 DANTE ROBLES RD                7.875          3,045.29         75
                                       7.625          3,045.29      563,510.00
    AROMAS           CA   95004          1            12/07/99         00
    0400240263                           05           02/01/00          0
    0400240263                           O            01/01/30
    0


    3085135          696/G01             F          201,950.00         ZZ
                                         360        201,950.00          1
    7551 HEATHERTON LANE               8.125          1,499.47         80
                                       7.875          1,499.47      252,450.00
1


    POTOMAC          MD   20854          1            12/10/99         00
    0431702612                           03           02/01/00          0
    32799312                             O            01/01/30
    0


    3085136          696/G01             F          242,950.00         ZZ
                                         360        242,950.00          1
    1502 MEADOW CHASE DRIVE            8.250          1,825.20         80
                                       8.000          1,825.20      305,000.00
    HERNDON          VA   20170          2            12/08/99         00
    0431702463                           03           02/01/00          0
    23399214                             O            01/01/30
    0


    3085959          664/G01             F          600,000.00         ZZ
                                         360        599,171.45          1
    6007 CLEAR VALLEY ROAD             7.875          4,350.42         75
                                       7.625          4,350.42      800,000.00
    HIDDEN HILLS     CA   91302          1            10/20/99         00
    0431707397                           05           12/01/99          0
    0003264561                           O            11/01/29
    0


    3086034          664/G01             F          277,800.00         ZZ
                                         360        277,222.66          1
    1749 OAKDALE ST                    7.875          2,014.25         69
                                       7.625          2,014.25      405,000.00
    PASADENA         CA   91106          2            09/21/99         00
    0431735125                           05           11/01/99          0
    0003190139                           O            10/01/29
    0


    3086121          664/G01             F          309,000.00         ZZ
                                         360        308,573.29          1
    990 CORTE AUGUSTA                  7.875          2,240.47         65
                                       7.625          2,240.47      479,000.00
    CAMARILLO        CA   93010          1            10/15/99         00
    0431735224                           01           12/01/99          0
    0003264595                           O            11/01/29
    0


    3086172          664/G01             F          450,000.00         ZZ
                                         360        448,787.09          1
    23934 STAGG STREET                 7.875          3,262.82         71
                                       7.625          3,262.82      640,000.00
    WEST HILLS AREA  CA   91304          2            09/30/99         00
    0431707314                           05           11/01/99          0
    5739900470                           O            10/01/29
    0
1




    3086215          664/G01             F          282,400.00         ZZ
                                         360        281,751.36          1
    3415 PRESTON LAKES DRIVE           7.375          1,950.47         76
                                       7.125          1,950.47      375,000.00
    CELINA           TX   75009          2            09/14/99         00
    0431707363                           05           11/01/99          0
    0003217528                           O            10/01/29
    0


    3086318          511/511             F          333,000.00         ZZ
                                         360        332,776.56          1
    223 UNIVERSITY HIGHLANDS           8.000          2,443.44         90
                                       7.750          2,443.44      370,000.00
    BATON ROUGE      LA   70808          1            11/18/99         11
    0002105987                           05           01/01/00         25
    0002105987                           O            12/01/29
    0


    3086336          664/G01             F          269,200.00         ZZ
                                         360        268,668.12          1
    848 CAYO GRANDE COURT              8.125          1,998.81         80
                                       7.875          1,998.81      336,500.00
    NEWBURY PARK     CA   91320          1            09/10/99         00
    0431707371                           05           11/01/99          0
    003195617                            O            10/01/29
    0


    3086451          664/G01             F          388,000.00         ZZ
                                         360        387,477.58          1
    625 THIRD AVENUE                   8.000          2,847.01         80
                                       7.750          2,847.01      485,000.00
    HALF MOON BAY    CA   94019          1            10/14/99         00
    0431735786                           05           12/01/99          0
    0003153418                           O            11/01/29
    0


    3086456          F18/G01             F          263,200.00         ZZ
                                         360        263,200.00          1
    127 HEATH STREET                   7.875          1,908.39         80
                                       7.625          1,908.39      329,000.00
    MILPITAS         CA   95035          1            12/06/99         00
    0431710458                           05           02/01/00          0
    R02327                               O            01/01/30
    0


    3086535          664/G01             F          376,000.00         ZZ
                                         360        375,542.81          1
1


    1127 CORNELIA AVENUE #D            8.500          2,891.12         80
                                       8.250          2,891.12      470,000.00
    CHICAGO          IL   60657          1            10/29/99         00
    0431707389                           05           12/01/99          0
    0003279239                           O            11/01/29
    0


    3086562          664/G01             F          587,300.00         ZZ
                                         360        586,197.20          1
    269 BELLINO DRIVE                  8.375          4,463.91         70
                                       8.125          4,463.91      845,000.00
    PACIFIC PALISAD  CA   90272          1            09/09/99         00
    0431743665                           05           11/01/99          0
    0003162682                           O            10/01/29
    0


    3086656          664/G01             F          254,500.00         ZZ
                                         360        254,337.71          1
    3889 ANGELINE STREET               8.250          1,911.98         80
                                       8.000          1,911.98      318,245.00
    THOUSAND OAKS    CA   91320          1            11/11/99         00
    0431707322                           01           01/01/00          0
    003293917                            O            12/01/29
    0


    3086740          664/G01             F          304,000.00         ZZ
                                         360        303,801.13          1
    6 MORRIS ROAD                      8.125          2,257.20         80
                                       7.875          2,257.20      380,000.00
    IRVINE           CA   92620          1            11/19/99         00
    0431707330                           05           01/01/00          0
    0003295342                           O            12/01/29
    0


    3086788          664/G01             F          645,000.00         ZZ
                                         360        644,578.08          1
    717 AVENUE A                       8.125          4,789.11         78
                                       7.875          4,789.11      830,000.00
    REDONDO BEACH    CA   90277          1            11/01/99         00
    0431707348                           05           01/01/00          0
    0003294519                           O            12/01/29
    0


    3087720          K08/G01             F          120,500.00         ZZ
                                         360        120,500.00          1
    6334 LARSON LANE NORTHWEST         8.375            915.89         57
                                       8.125            915.89      215,000.00
    SEABECK          WA   98380          2            12/03/99         00
    0411667900                           05           02/01/00          0
1


    0411667900                           O            01/01/30
    0


    3087721          K08/G01             F          143,000.00         ZZ
                                         360        143,000.00          1
    30 HUDSON PLACE                    8.500          1,099.55         69
                                       8.250          1,099.55      210,000.00
    WEEHAWKEN        NJ   07087          2            12/07/99         00
    0411677099                           05           02/01/00          0
    0411677099                           O            01/01/30
    0


    3087733          K08/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    23227 ALMAROSA AVENUE              7.750          2,507.44         73
                                       7.500          2,507.44      485,000.00
    TORRANCE         CA   90505          2            12/07/99         00
    0411710627                           05           02/01/00          0
    0411710627                           O            01/01/30
    0


    3087747          K08/G01             F          150,750.00         ZZ
                                         360        150,750.00          1
    4827 N HARDING                     8.250          1,132.53         75
                                       8.000          1,132.53      201,000.00
    CHICAGO          IL   60625          1            12/13/99         00
    0411740038                           05           02/01/00          0
    0411740038                           O            01/01/30
    0


    3087750          K08/G01             F          548,000.00         ZZ
                                         360        548,000.00          1
    12201 PINEY GLEN LANE              8.125          4,068.88         80
                                       7.875          4,068.88      685,000.00
    POTOMAC          MD   20854          1            12/13/99         00
    0411745599                           05           02/01/00          0
    0411745599                           O            01/01/30
    0


    3087810          696/G01             F           77,600.00         ZZ
                                         360         77,600.00          1
    6615 GLENN DALE ROAD               8.250            582.98         80
                                       8.000            582.98       97,000.00
    GLENN DALE       MD   20769          1            12/14/99         00
    0431705425                           05           02/01/00          0
    31999127                             O            01/01/30
    0


1


    3087884          E82/G01             F          287,000.00         ZZ
                                         360        287,000.00          1
    4243 BETTIS                        8.375          2,181.41         80
                                       8.125          2,181.41      362,000.00
    HOUSTON          TX   77027          1            12/15/99         00
    0400223616                           05           02/01/00          0
    0400223616                           O            01/01/30
    0


    3089139          K68/G01             F          295,000.00         ZZ
                                         360        295,000.00          1
    2 LEGARE COURT                     8.000          2,164.61         84
                                       7.750          2,164.61      355,000.00
    CLINTON          MS   39056          2            12/09/99         10
    0431708601                           05           02/01/00         12
    1025089                              O            01/01/30
    0


    3089306          757/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    1285 BECKMAN AVENUE                7.875          2,175.21         58
                                       7.625          2,175.21      525,000.00
    SAVANNAH         GA   31406          5            12/08/99         00
    0431720788                           05           02/01/00          0
    2300978                              O            01/01/30
    0


    3090415          K08/G01             F          297,000.00         ZZ
                                         360        297,000.00          1
    21547 BANYAN STREET                8.000          2,179.28         75
                                       7.750          2,179.28      400,000.00
    HAYWARD          CA   94541          5            12/03/99         00
    0411522857                           05           02/01/00          0
    0411522857                           O            01/01/30
    0


    3090416          K08/G01             F           90,000.00         ZZ
                                         360         90,000.00          1
    1334 SW 14 STREET                  8.125            668.25         40
                                       7.875            668.25      229,750.00
    BOCA RATON       FL   33486          1            12/14/99         00
    0411661275                           05           02/01/00          0
    0411661275                           O            01/01/30
    0


    3090422          K08/G01             F          345,500.00         ZZ
                                         360        345,500.00          1
    10 WESTGATE                        7.875          2,505.11         80
                                       7.625          2,505.11      431,881.00
1


    IRVINE           CA   92620          1            12/07/99         00
    0411693716                           03           02/01/00          0
    0411693716                           O            01/01/30
    0


    3090426          K08/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
    26961 FALLING LEAF DRIVE           8.125          4,083.73         80
                                       7.875          4,083.73      687,500.00
    LAGUNA HILLS     CA   92653          1            12/07/99         00
    0411707854                           03           02/01/00          0
    0411707854                           O            01/01/30
    0


    3090434          K08/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    122 GEMINI COURT                   7.250          4,434.15         70
                                       7.000          4,434.15      930,000.00
    LOS GATOS        CA   95032          1            12/01/99         00
    0411730658                           05           02/01/00          0
    0411730658                           O            01/01/30
    0


    3090439          K08/G01             F          212,000.00         ZZ
                                         360        212,000.00          1
    312 HARTFORD AVENUE                7.625          1,500.52         79
                                       7.375          1,500.52      270,000.00
    OLD LYME         CT   06371          2            12/09/99         00
    0411737547                           05           02/01/00          0
    0411737547                           O            01/01/30
    0


    3090442          K08/G01             F          487,500.00         ZZ
                                         360        487,500.00          1
    3019 SONG OF THE WINDS DRIVE       8.125          3,619.67         75
                                       7.875          3,619.67      650,000.00
    CHINO HILLS      CA   91709          2            12/08/99         00
    0411740418                           03           02/01/00          0
    0411740418                           O            01/01/30
    0


    3090447          K08/G01             F          165,000.00         ZZ
                                         360        165,000.00          1
    23637 CLEARIDGE DRIVE              7.875          1,196.36         48
                                       7.625          1,196.36      345,000.00
    VALENCIA         CA   91354          1            12/09/99         00
    0411745607                           03           02/01/00          0
    0411745607                           O            01/01/30
    0
1




    3090562          696/G01             F          281,400.00         ZZ
                                         360        281,400.00          1
    717 SCARBURGH WAY                  8.000          2,064.81         80
                                       7.750          2,064.81      351,940.00
    ALEXANDRIA       VA   22314          1            12/15/99         00
    0431710367                           03           02/01/00          0
    30199238                             O            01/01/30
    0


    3090563          696/G01             F          298,400.00         ZZ
                                         360        298,400.00          1
    9312 SHOUSE DRIVE                  7.750          2,137.77         80
                                       7.500          2,137.77      373,000.00
    VIENNA           VA   22182          1            12/15/99         00
    0431710268                           03           02/01/00          0
    23599051                             O            01/01/30
    0


    3092414          S89/G01             F          297,000.00         ZZ
                                         360        297,000.00          1
    709 MULLADY PARKWAY                8.250          2,231.27         81
                                       8.000          2,231.27      367,000.00
    LIBERTYVILLE     IL   60048          1            12/01/99         04
    0431726793                           05           02/01/00         12
    664151727                            O            01/01/30
    0


    3092469          227/G01             F          308,100.00         ZZ
                                         360        308,100.00          1
    2034 E MINTON STREET               8.250          2,314.66         79
                                       8.000          2,314.66      390,000.00
    MESA             AZ   85213          1            12/09/99         00
    0431713197                           05           02/01/00          0
    1801054                              O            01/01/30
    0


    3092476          889/G01             F          260,000.00         ZZ
                                         360        259,825.54          1
    3962 FOREST HILL AVENUE            8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    OAKLAND          CA   94602          1            11/22/99         00
    0431713270                           05           01/01/00          0
    5169A017                             O            12/01/29
    0


    3093078          K08/G01             F          136,000.00         ZZ
                                         360        136,000.00          1
1


    7946 TWENTY EIGHTH AVENUE          8.250          1,021.72         80
                                       8.000          1,021.72      170,000.00
    KENOSHA          WI   53143          2            12/10/99         00
    0411637895                           05           02/01/00          0
    0411637895                           O            01/01/30
    0


    3093084          K08/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    23110 LOS RANCHOS DRIVE            7.875          2,175.21         80
                                       7.625          2,175.21      375,000.00
    TRACY            CA   95376          1            12/09/99         00
    0411709694                           05           02/01/00          0
    0411709694                           O            01/01/30
    0


    3093090          K08/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    S54 W29772 HOLIDAY RD              7.750          2,149.24         60
                                       7.500          2,149.24      500,000.00
    WAUKESHA         WI   53189          1            12/15/99         00
    0411721368                           05           02/01/00          0
    0411721368                           O            01/01/30
    0


    3093091          K08/G01             F          309,000.00         ZZ
                                         360        309,000.00          1
    615 RAILROAD AVENUE                7.750          2,213.71         75
                                       7.500          2,213.71      412,000.00
    SOUTH SAN FRANC  CA   94080          1            12/02/99         00
    0411724792                           03           02/01/00          0
    0411724792                           O            01/01/30
    0


    3093097          K08/G01             F          346,000.00         ZZ
                                         360        346,000.00          1
    21 EAGLEPOINT                      8.125          2,569.04         90
                                       7.875          2,569.04      385,000.00
    ALISO VIEJO      CA   92656          2            12/03/99         04
    0411732530                           03           02/01/00         25
    0411732530                           O            01/01/30
    0


    3093099          K08/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    1459 WEST 17TH STREET              7.875          2,117.20         80
                                       7.625          2,117.20      365,000.00
    LOS ANGELES      CA   90731          1            12/10/99         00
    0411735434                           05           02/01/00          0
1


    0411735434                           O            01/01/30
    0


    3093107          K08/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    1100 TEESIDE BLVD.                 8.250          2,283.85         80
                                       8.000          2,283.85      380,000.00
    EDMOND           OK   73034          2            12/10/99         00
    0411744337                           03           02/01/00          0
    0411744337                           O            01/01/30
    0


    3093223          696/G01             F          141,700.00         ZZ
                                         360        141,700.00          1
    11746 BATLEY PLACE                 8.250          1,064.54         80
                                       8.000          1,064.54      177,160.00
    WOODBRIDGE       VA   22192          1            12/16/99         00
    0431714484                           03           02/01/00          0
    30199235                             O            01/01/30
    0


    3093224          696/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    7201 OLD DOMINION DRIVE            8.125          4,826.23         80
                                       7.875          4,826.23      820,000.00
    MCLEAN           VA   22101          1            12/14/99         00
    0431719806                           05           02/01/00          0
    21599118                             O            01/01/30
    0


    3093233          E82/G01             F          305,000.00         ZZ
                                         360        305,000.00          1
    23390 WINNSBOROUGH STREET          7.875          2,211.46         73
                                       7.625          2,211.46      421,000.00
    NOVI             MI   48375          1            12/17/99         00
    0400247136                           03           02/01/00          0
    0400247136                           O            01/01/30
    0


    3093958          601/G01             F          254,200.00         ZZ
                                         360        253,840.02          1
    17100 ASPEN LEAF DRIVE             7.750          1,821.12         80
                                       7.500          1,821.12      317,802.00
    BOWIE            MD   20716          1            10/29/99         00
    0431740463                           03           12/01/99          0
    14137335110                          O            11/01/29
    0


1


    3094203          116/116             F          360,000.00         ZZ
                                         360        360,000.00          1
    11 HAMPTON PLACE                   7.750          2,579.09         72
                                       7.500          2,579.09      500,000.00
    THE WOODLANDS    TX   77381          1            12/16/99         00
    091068232                            03           02/01/00          0
    091068232                            O            01/01/30
    0


    3094267          601/G01             F          477,000.00         ZZ
                                         360        476,476.95          1
    2453 OLIVE AVENUE                  9.000          3,838.05         80
                                       8.750          3,838.05      597,000.00
    ALTADENA         CA   91001          1            10/20/99         00
    0431743723                           05           12/01/99          0
    14163075                             O            11/01/29
    0


    3094285          601/G01             F          260,000.00         ZZ
                                         360        259,825.54          1
    260 FISHERMAN DR NW                8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    ORONOCO          MN   55960          1            12/01/99         00
    0431740802                           05           01/01/00          0
    5921                                 O            12/01/29
    0


    3094407          601/G01             F          408,000.00         ZZ
                                         360        407,746.41          1
    17500 MT MCKNLEY DRIVE             8.375          3,101.09         80
                                       8.125          3,101.09      510,804.00
    ANCHORAGE        AK   99516          4            11/10/99         00
    0431740307                           03           01/01/00          0
    11014167001                          O            12/01/29
    0


    3094410          601/G01             F          400,000.00         ZZ
                                         360        399,419.14          1
    959 NORTH PENN OAK ROAD            7.625          2,831.18         55
                                       7.375          2,831.18      728,360.00
    LOWER GWYNEDD    PA   19002          1            10/22/99         00
    0431740208                           05           12/01/99          0
    9904125                              O            11/01/29
    0


    3094645          601/G01             F          275,000.00         ZZ
                                         360        274,610.55          1
    15744 HAMPSHIRE AVENUE             7.750          1,970.14         79
                                       7.500          1,970.14      349,900.00
1


    SAVAGE           MN   55372          1            10/29/99         00
    0431744614                           05           12/01/99          0
    16200014                             O            11/01/29
    0


    3095401          K08/G01             F          352,000.00         ZZ
                                         360        352,000.00          1
    151 SOUTH HERMOSA AVENUE           7.875          2,552.24         80
                                       7.625          2,552.24      440,000.00
    SIERRA MADRE     CA   91024          1            12/10/99         00
    0411705973                           05           02/01/00          0
    0411705973                           O            01/01/30
    0


    3095408          K08/G01             F          186,000.00         ZZ
                                         360        186,000.00          1
    1191 CALLE CONTENTO                7.875          1,348.63         69
                                       7.625          1,348.63      273,000.00
    THOUSAND OAKS    CA   91360          2            12/09/99         00
    0411730591                           05           02/01/00          0
    0411730591                           O            01/01/30
    0


    3095409          K08/G01             F          100,100.00         ZZ
                                         360        100,100.00          1
    33857 OAKWOOD                      8.500            769.68         67
                                       8.250            769.68      150,000.00
    STERLING HEIGHT  MI   48312          1            12/16/99         00
    0411730765                           01           02/01/00          0
    0411730765                           O            01/01/30
    0


    3095412          K08/G01             F          261,000.00         ZZ
                                         360        261,000.00          1
    22345 HAYWORTH COURT               8.125          1,937.92         80
                                       7.875          1,937.92      326,326.00
    CORONA           CA   92883          1            12/13/99         00
    0411733769                           03           02/01/00          0
    0411733769                           O            01/01/30
    0


    3095420          K08/G01             F          385,000.00         ZZ
                                         360        385,000.00          1
    1068 CAMINO RICARDO                7.500          2,691.98         60
                                       7.250          2,691.98      650,000.00
    SAN JOSE         CA   95125          1            12/13/99         00
    0411744261                           05           02/01/00          0
    0411744261                           O            01/01/30
    0
1




    3095421          K08/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    12235 TITUS AVENUE                 7.375          3,453.38         52
                                       7.125          3,453.38      975,000.00
    SARATOGA         CA   95070          1            12/07/99         00
    0411744576                           05           02/01/00          0
    0411744576                           O            01/01/30
    0


    3095605          696/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    8221 KAY COURT                     7.750          1,834.02         80
                                       7.500          1,834.02      320,000.00
    ANNANDALE        VA   22003          1            12/17/99         00
    0431721737                           05           02/01/00          0
    23399201                             O            01/01/30
    0


    3095606          696/G01             F          179,150.00         ZZ
                                         360        179,150.00          1
    7908 WINTERBROOK COURT             8.125          1,330.18         80
                                       7.875          1,330.18      223,965.00
    SEVERN           MD   21144          1            12/16/99         00
    0431721752                           03           02/01/00          0
    30199230                             O            01/01/30
    0


    3095608          696/G01             F          535,200.00         ZZ
                                         360        535,200.00          1
    500 SUMMERS COURT                  8.125          3,973.84         80
                                       7.875          3,973.84      669,000.00
    ALEXANDRIA       VA   22301          1            12/17/99         00
    0431721745                           05           02/01/00          0
    22699233                             O            01/01/30
    0


    3096902          A26/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    246 GENTLE SPRINGS DRIVE           7.750          2,149.24         80
                                       7.500          2,149.24      375,000.00
    HENDERSON        NV   89012          1            12/13/99         00
    0431724541                           03           02/01/00          0
    30935A                               O            01/01/30
    0


    3097771          K08/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
1


    16 RIDGLEY STREET                  8.250          1,314.72         74
                                       8.000          1,314.72      237,500.00
    MANSFIELD        NJ   07865          1            12/17/99         00
    0411335011                           05           02/01/00          0
    0411335011                           O            01/01/30
    0


    3097777          K08/G01             F          174,392.00         ZZ
                                         360        174,392.00          1
    3924 ESTANCIA DRIVE                8.000          1,279.63         80
                                       7.750          1,279.63      217,990.00
    OCEANSIDE        CA   92054          1            12/13/99         00
    0411704703                           03           02/01/00          0
    0411704703                           O            01/01/30
    0


    3097778          K08/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    46 GRASSY KNOLL LANE               8.000          1,966.49         80
                                       7.750          1,966.49      335,000.00
    LAS FLORES (ARE  CA   92688          1            12/10/99         00
    0411708985                           03           02/01/00          0
    0411708985                           O            01/01/30
    0


    3097802          K08/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
    23 WOODSORREL                      8.250          2,614.41         80
                                       8.000          2,614.41      435,000.00
    IRVINE           CA   92604          1            12/14/99         00
    0411736234                           03           02/01/00          0
    0411736234                           O            01/01/30
    0


    3097869          696/G01             F           86,400.00         ZZ
                                         360         86,400.00          2
    1326 G STREET, N.E.                8.500            664.34         80
                                       8.250            664.34      108,000.00
    WASHINGTON       DC   20002          1            12/17/99         00
    0431723279                           07           02/01/00          0
    32699216                             O            01/01/30
    0


    3097870          696/G01             F          267,200.00         ZZ
                                         360        267,200.00          1
    5412 41ST STREET, NW               8.125          1,983.95         80
                                       7.875          1,983.95      334,000.00
    WASHINGTON       DC   20015          1            12/17/99         00
    0431723337                           05           02/01/00          0
1


    32699247                             O            01/01/30
    0


    3097871          696/G01             F          284,000.00         ZZ
                                         360        284,000.00          1
    5232 42ND STREET, NW               8.250          2,133.60         80
                                       8.000          2,133.60      355,000.00
    WASHINGTON       DC   20015          1            12/20/99         00
    0431723295                           05           02/01/00          0
    32699261                             O            01/01/30
    0


    3097872          696/G01             F          294,200.00         ZZ
                                         360        294,200.00          1
    4025 CONNECTICUT AVE., NW #702     8.125          2,184.43         79
                                       7.875          2,184.43      373,550.00
    WASHINGTON       DC   20008          1            12/20/99         00
    0431723360                           08           02/01/00          0
    31299144                             O            01/01/30
    0


    3097873          696/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
    5711 25TH ROAD NORTH               8.375          2,523.44         80
                                       8.125          2,523.44      415,000.00
    ARLINGTON        VA   22207          2            12/16/99         00
    0431723402                           05           02/01/00          0
    10099068                             O            01/01/30
    0


    3099028          601/G01             F          270,000.00         ZZ
                                         360        269,823.37          1
    3731 PRESCOTT AVE                  8.125          2,004.75         90
                                       7.875          2,004.75      300,000.00
    SAN JOSE         CA   95124          1            11/12/99         01
    0431746411                           05           01/01/00         25
    60129665                             O            12/01/29
    0


    3099116          601/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    9328 SE DUNDEE DR                  7.500          2,125.62         80
                                       7.250          2,125.62      380,000.00
    PORTLAND         OR   97266          1            12/03/99         00
    0431743491                           05           02/01/00          0
    60139599                             O            01/01/30
    0


1


    3099222          601/G01             F          310,300.00         ZZ
                                         360        309,902.88          1
    774  EDEN AVE                      8.250          2,331.19         80
                                       8.000          2,331.19      387,900.00
    SAN JOSE         CA   95117          1            10/26/99         00
    0431743640                           05           12/01/99          0
    60125481                             O            11/01/29
    0


    3099286          601/G01             F          278,100.00         ZZ
                                         360        277,795.04          1
    1635 KAINS AVENUE                  9.000          2,237.66         90
                                       8.750          2,237.66      309,000.00
    BERKELEY         CA   94702          1            10/27/99         01
    0431745751                           05           12/01/99         25
    6012864                              O            11/01/29
    0


    3099662          K08/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    7 RIVERBEND DRIVE                  8.000          4,769.47         60
                                       7.750          4,769.47    1,100,000.00
    RANCHOS DE TAOS  NM   87557          4            12/20/99         00
    0411238157                           05           02/01/00          0
    0411238157                           O            01/01/30
    0


    3099674          K08/G01             F          181,066.00         ZZ
                                         360        181,066.00          1
    2315 CARSON RIVER ROAD             8.250          1,360.29         79
                                       8.000          1,360.29      230,000.00
    CARSON CITY      NV   89701          2            12/10/99         00
    0411718836                           05           02/01/00          0
    0411718836                           O            01/01/30
    0


    3099680          K08/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    2316 NELLA VISTA AVENUE            7.750          2,063.27         80
                                       7.500          2,063.27      360,000.00
    LOS ANGELES      CA   90027          1            12/16/99         00
    0411726920                           05           02/01/00          0
    0411726920                           O            01/01/30
    0


    3099682          K08/G01             F          336,000.00         ZZ
                                         360        336,000.00          1
    3617 ALMERIA STREET(SAN P          8.125          2,494.79         80
                                       7.875          2,494.79      420,000.00
1


    LOS ANGELES      CA   90732          1            12/14/99         00
    0411733314                           05           02/01/00          0
    0411733314                           O            01/01/30
    0


    3099688          K08/G01             F          134,000.00         ZZ
                                         360        134,000.00          1
    19552 EAST 46TH AVENUE             8.625          1,042.24         80
                                       8.375          1,042.24      168,000.00
    DENVER           CO   80249          2            12/14/99         00
    0411738495                           05           02/01/00          0
    0411738495                           O            01/01/30
    0


    3099705          K08/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    1604 EAGLE RIDGE DRIVE             8.000          2,113.24         80
                                       7.750          2,113.24      360,392.00
    CORINTH          TX   76205          1            12/20/99         00
    0411755259                           03           02/01/00          0
    0411755259                           O            01/01/30
    0


    3099815          K08/G01             F          211,100.00         ZZ
                                         360        211,100.00          1
    3070 CAYENTE WAY                   8.125          1,567.41         80
                                       7.875          1,567.41      263,891.00
    CAMERON PARK     CA   95682          1            12/15/99         00
    0411687502                           05           02/01/00          0
    0411687502                           O            01/01/30
    0


    3099820          K08/G01             F          326,250.00         ZZ
                                         360        326,250.00          1
    168 WATERMAN CIRCLE                8.000          2,393.91         75
                                       7.750          2,393.91      435,000.00
    DANVILLE         CA   94526          2            12/10/99         00
    0411713258                           03           02/01/00          0
    0411713258                           O            01/01/30
    0


    3099854          696/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    4025 CONNECTICUT AVE NW #703       8.250          2,629.43         77
                                       8.000          2,629.43      459,316.00
    WASHINGTON       DC   20008          1            12/21/99         00
    0431726926                           08           02/01/00          0
    31299082                             O            01/01/30
    0
1




    3099855          696/G01             F          400,000.00         T
                                         360        400,000.00          1
    4025 CONNECTICUT AVE NW            7.875          2,900.28         64
    #601 AND #603                      7.625          2,900.28      625,055.00
    WASHINGTON       DC   20008          1            12/21/99         00
    0431727049                           08           02/01/00          0
    31299254                             O            01/01/30
    0


    3099856          696/G01             F          159,200.00         ZZ
                                         360        159,200.00          1
    589 FELIX COURT                    8.250          1,196.02         80
                                       8.000          1,196.02      199,000.00
    BEL AIR          MD   21014          1            12/21/99         00
    0431726959                           03           02/01/00          0
    30199232                             O            01/01/30
    0


    3099857          696/G01             F          344,000.00         ZZ
                                         360        344,000.00          1
    26175 GLASGOW DRIVE                7.375          2,375.92         80
                                       7.125          2,375.92      430,000.00
    SOUTH RIDING     VA   20152          1            12/21/99         00
    0431727072                           03           02/01/00          0
    23399211                             O            01/01/30
    0


    3100982          601/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    7930 HANSOM DR                     7.500          2,097.65         80
                                       7.250          2,097.65      375,000.00
    OAKLAND          CA   94605          1            11/29/99         00
    0431744887                           03           02/01/00          0
    60141462                             O            01/01/30
    0


    3101069          601/G01             F          306,000.00         ZZ
                                         360        305,804.87          1
    5006 ABBOTFORD CT                  8.250          2,298.88         90
                                       8.000          2,298.88      340,000.00
    NEWARK           CA   94560          1            11/05/99         11
    0431749522                           05           01/01/00         25
    60131646                             O            12/01/29
    0


    3101083          168/168             F          340,000.00         ZZ
                                         360        340,000.00          1
1


    240 PENNSYLVANIA AVENUE            8.125          2,524.49         85
                                       7.875          2,524.49      400,000.00
    MT VERNON        NY   10552          1            12/08/99         14
    249488329                            05           02/01/00         12
    249488329                            O            01/01/30
    0


    3101172          601/G01             F          315,000.00         ZZ
                                         360        314,783.22          1
    608 PERSIMMON RD                   7.875          2,283.97         78
                                       7.625          2,283.97      405,000.00
    WALNUT CREEK     CA   94598          1            11/09/99         00
    0431745041                           05           01/01/00          0
    60123379                             O            12/01/29
    0


    3101219          601/G01             F          370,000.00         ZZ
                                         360        369,764.06          1
    305 HOLBROOK PL                    8.250          2,779.69         55
                                       8.000          2,779.69      674,000.00
    SAN RAMON        CA   94583          1            11/09/99         00
    0431747948                           05           01/01/00          0
    60137072                             O            12/01/29
    0


    3101337          601/G01             F          320,000.00         ZZ
                                         360        319,806.14          1
    3793 CHENLAN CT                    8.500          2,460.53         59
                                       8.250          2,460.53      551,341.00
    SAN JOSE         CA   95121          1            11/23/99         00
    0431745348                           05           01/01/00          0
    60143948                             O            12/01/29
    0


    3101437          601/G01             F          255,550.00         ZZ
                                         360        255,045.07          1
    2542 ERICA CT                      8.125          1,897.46         95
                                       7.875          1,897.46      269,000.00
    SANTA CRUZ       CA   95062          1            09/20/99         11
    0431747963                           09           11/01/99         30
    60124450                             O            10/01/29
    0


    3102280          K08/G01             F          240,100.00         ZZ
                                         360        240,100.00          1
    2866 CALLE HERALDO                 8.125          1,782.74         69
                                       7.875          1,782.74      350,000.00
    SAN CLEMENTE     CA   92673          5            12/14/99         00
    0411721095                           03           02/01/00          0
1


    0411721095                           O            01/01/30
    0


    3102313          K08/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    1045 HARVARD ROAD                  8.250          2,193.70         80
                                       8.000          2,193.70      365,000.00
    PIEDMONT         CA   94610          1            12/17/99         00
    0411755739                           05           02/01/00          0
    0411755739                           O            01/01/30
    0


    3102317          K08/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    2870 ASCOT DRIVE                   8.750            629.36         17
                                       8.500            629.36      488,500.00
    SAN RAMON        CA   94583          2            12/15/99         00
    0411757438                           03           02/01/00          0
    0411757438                           O            01/01/30
    0


    3102419          696/G01             F          455,000.00         BB
                                         360        455,000.00          1
    9165 OLD DOMINION DRIVE            7.875          3,299.07         76
                                       7.625          3,299.07      600,000.00
    MCLEAN           VA   22102          2            12/21/99         00
    0431729938                           05           02/01/00          0
    22899205                             O            01/01/30
    0


    3102727          168/168             F          292,500.00         ZZ
                                         360        292,500.00          1
    111 SEACORD ROAD                   8.000          2,146.26         90
                                       7.750          2,146.26      325,000.00
    NEW ROCHELLE     NY   10804          1            12/13/99         01
    0189515465                           05           02/01/00         25
    0189515465                           O            01/01/30
    0


    3102975          685/G01             F          269,600.00         ZZ
                                         360        269,600.00          1
    50 BERLAMO                         7.825          1,945.44         80
                                       7.575          1,945.44      337,000.00
    RANCHO SANTA MA  CA   92688          1            12/15/99         00
    0431732916                           03           02/01/00          0
    208080                               O            01/01/30
    0


1


    3103548          665/G01             F          286,875.00         ZZ
                                         360        286,682.51          1
    2832 BRIMHALL DRIVE                8.000          2,104.99         75
                                       7.750          2,104.99      382,500.00
    LOS ALAMITOS     CA   90720          1            11/18/99         00
    0431731769                           05           01/01/00          0
    9901234463                           O            12/01/29
    0


    3104469          K08/G01             F          117,000.00         ZZ
                                         360        117,000.00          1
    20420 SHERWOOD ROAD                8.750            920.44         75
                                       8.500            920.44      156,000.00
    SUMPTER TWP      MI   48111          1            12/23/99         00
    0411761018                           05           02/01/00          0
    0411761018                           O            01/01/30
    0


    3104592          696/G01             F          424,150.00         ZZ
                                         360        424,150.00          1
    47363 MCCARTHYS ISLAND COURT       8.500          3,261.35         80
                                       8.250          3,261.35      530,199.00
    POTOMAC FALLS    VA   20165          1            12/21/99         00
    0431733138                           03           02/01/00          0
    24599033                             O            01/01/30
    0


    3104593          696/G01             F          280,200.00         ZZ
                                         360        280,200.00          1
    37 CALABASH COURT                  8.375          2,129.72         80
                                       8.125          2,129.72      350,263.00
    ROCKVILLE        MD   20850          1            12/20/99         00
    0431733195                           03           02/01/00          0
    32799134                             O            01/01/30
    0


    3104594          696/G01             F          479,000.00         ZZ
                                         360        479,000.00          2
    1734 LANIER PLACE, NW              8.375          3,640.75         80
                                       8.125          3,640.75      605,000.00
    WASHINGTON       DC   20009          2            12/21/99         00
    0431733237                           07           02/01/00          0
    22899233                             O            01/01/30
    0


    3105053          168/168             F          346,500.00         ZZ
                                         360        346,500.00          1
    3 E MICHAEL JOHN AMATO DRIVE       7.500          2,422.78         90
                                       7.250          2,422.78      385,000.00
1


    CORTLANDT        NY   10567          1            12/20/99         04
    249361086                            05           02/01/00         25
    249361086                            O            01/01/30
    0


    3105327          765/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
    10501 SOUTH RANDALL STREET         8.250          3,305.58         28
                                       8.000          3,305.58    1,600,000.00
    ORANGE           CA   92869          2            12/09/99         00
    0431734847                           05           02/01/00          0
    109403                               O            01/01/30
    0


    3105490          E85/G01             F          255,300.00         ZZ
                                         360        255,300.00          1
    768 ANTIQUITY DRIVE                8.250          1,917.98         70
                                       8.000          1,917.98      364,785.00
    FAIRFIELD        CA   94585          1            12/08/99         00
    0431734300                           05           02/01/00          0
    9606213                              O            01/01/30
    0


    3109214          738/G01             F          422,850.00         ZZ
                                         360        422,850.00          1
    9378 PARKGATE DR                   7.750          3,029.35         80
                                       7.500          3,029.35      528,600.00
    GERMANTOWN       TN   38139          1            12/17/99         00
    0431736529                           03           02/01/00          0
    5261877                              O            01/01/30
    0


    3109413          K08/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
    823 CHAGALL ROAD                   8.000          1,944.48         80
                                       7.750          1,944.48      331,280.00
    SAN JOSE         CA   95138          1            12/15/99         00
    0411523277                           01           02/01/00          0
    0411523277                           O            01/01/30
    0


    3109535          K08/G01             F          260,500.00         ZZ
                                         360        260,500.00          1
    12517 CHERRY GROVE STREET          8.125          1,934.21         67
                                       7.875          1,934.21      390,000.00
    MOORPARK         CA   93021          2            12/19/99         00
    0411707037                           03           02/01/00          0
    0411707037                           O            01/01/30
    0
1




    3109545          K08/G01             F          345,800.00         ZZ
                                         360        345,800.00          1
    15 WOODBRIDGE WAY                  8.000          2,537.36         75
                                       7.750          2,537.36      461,116.00
    NOVATO           CA   94949          1            12/13/99         00
    0411740665                           03           02/01/00          0
    0411740665                           O            01/01/30
    0


    3110477          696/G01             F          174,350.00         ZZ
                                         360        174,350.00          1
    13806 CARLENE DRIVE                8.625          1,356.08         80
                                       8.375          1,356.08      217,955.00
    UPPER MARLBORO   MD   20772          1            12/28/99         00
    0431739242                           03           02/01/00          0
    30599093                             O            01/01/30
    0


    3110479          696/G01             F          258,800.00         ZZ
                                         360        258,800.00          1
    35 CALABASH COURT                  8.250          1,944.28         90
                                       8.000          1,944.28      287,574.00
    ROCKVILLE        MD   20850          1            12/22/99         11
    0431739192                           03           02/01/00         25
    32799261                             O            01/01/30
    0


    3112518          286/286             F        1,000,000.00         ZZ
                                         360        995,539.63          1
    17 MOCKINGBIRD LANE                6.625          6,403.11         63
                                       6.375          6,403.11    1,595,000.00
    ENGLEWOOD        CO   80110          1            07/15/99         00
    0000626595                           03           09/01/99          0
    0000626595                           O            08/01/29
    0


    3112519          286/286             F          332,000.00         ZZ
                                         360        331,813.87          1
    4 E PARKWAY SOUTH                  8.875          2,641.55         89
                                       8.625          2,641.55      375,000.00
    MEMPHIS          TN   38104          2            11/10/99         12
    0000633075                           05           01/01/00         25
    0000633075                           O            12/01/29
    0


    3112525          286/286             F          280,000.00         ZZ
                                         360        279,622.98          1
1


    3621 LIBERTY LN                    8.000          2,054.55         61
                                       7.750          2,054.55      465,000.00
    GLENVIEW         IL   60025          2            11/01/99         00
    0000642505                           05           12/01/99          0
    0000642505                           O            11/01/29
    0


    3112532          286/286             F          265,000.00         ZZ
                                         360        264,831.02          1
    736 INDERWOOD PL                   8.250          1,990.86         80
                                       8.000          1,990.86      335,000.00
    EUREKA           MO   63025          2            11/04/99         00
    0000643273                           05           01/01/00          0
    0000643273                           O            12/01/29
    0


    3112534          286/286             F          324,000.00         ZZ
                                         360        323,777.03          1
    6223 SOUTH IOLA COURT              7.875          2,349.22         90
                                       7.625          2,349.22      360,000.00
    ENGLEWOOD        CO   80111          1            11/04/99         10
    0000643622                           03           01/01/00         25
    0000643622                           O            12/01/29
    0


    3112536          286/286             F          343,100.00         ZZ
                                         360        342,875.56          1
    3808 GAVIN COURT                   8.125          2,547.51         80
                                       7.875          2,547.51      428,877.00
    FORT WORTH       TX   76179          1            11/19/99         00
    0000644001                           03           01/01/00          0
    0000644001                           O            12/01/29
    0


    3112538          286/286             F          262,500.00         ZZ
                                         360        262,328.28          1
    2190 AZALEA DRIVE                  8.125          1,949.06         75
                                       7.875          1,949.06      350,000.00
    ROSWELL          GA   30075          2            11/11/99         00
    0000644114                           03           01/01/00          0
    0000644114                           O            12/01/29
    0


    3112547          286/286             F          332,000.00         ZZ
                                         360        332,000.00          1
    60 STEVENS FARM LANE               8.250          2,494.21         76
                                       8.000          2,494.21      439,000.00
    EUREKA           MO   63025          2            12/03/99         00
    0000644685                           03           02/01/00          0
1


    0000644685                           O            01/01/30
    0


    3112557          286/286             F          268,000.00         ZZ
                                         360        267,815.56          1
    13721 SILVERTON DRIVE              7.875          1,943.19         80
                                       7.625          1,943.19      335,000.00
    BROOMFIELD       CO   80020          1            11/22/99         00
    0000645622                           05           01/01/00          0
    0000645622                           O            12/01/29
    0


    3112558          286/286             F          322,400.00         ZZ
                                         360        322,189.11          1
    8827 SE WATEROAK PLACE             8.125          2,393.81         80
                                       7.875          2,393.81      403,000.00
    TEQUESTA         FL   33469          1            11/26/99         00
    0000646340                           03           01/01/00          0
    0000646340                           O            12/01/29
    0


    3112563          286/286             F          392,000.00         ZZ
                                         360        391,750.03          1
    3313 PRINTEMPS DR                  8.250          2,944.97         80
                                       8.000          2,944.97      490,000.00
    MODESTO          CA   95356          1            11/18/99         00
    0009053698                           05           01/01/00          0
    0009053698                           O            12/01/29
    0


    3112570          286/286             F          420,000.00         ZZ
                                         360        419,104.93          1
    209 INVERNESS                      7.750          3,008.94         79
                                       7.500          3,008.94      535,000.00
    HIGHLAND         MI   48357          1            12/23/98         00
    0009462000                           03           11/01/99          0
    0009462000                           O            10/01/29
    0


    3112576          286/286             F          437,350.00         ZZ
                                         360        437,071.11          1
    1871 RENEE WAY                     8.250          3,285.67         80
                                       8.000          3,285.67      546,737.00
    CONCORD          CA   94521          1            11/15/99         00
    0009568591                           05           01/01/00          0
    0009568591                           O            12/01/29
    0


1


    3112577          286/286             F          274,400.00         ZZ
                                         360        274,215.87          1
    2702 W RED OAK CT                  8.000          2,013.46         80
                                       7.750          2,013.46      343,000.00
    COLLEYVILLE      TX   76034          1            11/08/99         00
    0009578774                           03           01/01/00          0
    0009578774                           O            12/01/29
    0


    3112578          286/286             F          340,000.00         ZZ
                                         360        339,788.67          1
    235 GRANGE PARK                    8.375          2,584.25         80
                                       8.125          2,584.25      425,000.00
    BRIDGEWATER      MA   02324          1            11/12/99         00
    0009581102                           05           01/01/00          0
    0009581102                           O            12/01/29
    0


    3112582          286/286             F          352,000.00         ZZ
                                         360        351,549.54          1
    6142 S ANNAPURNA DR                8.250          2,644.46         80
                                       8.000          2,644.46      443,973.00
    EVERGREEN        CO   80439          1            11/05/99         00
    0009603890                           03           12/01/99          0
    0009603890                           O            11/01/29
    0


    3112587          286/286             F          408,000.00         ZZ
                                         360        407,752.83          1
    1264 BUCKINGHAM ST                 8.500          3,137.17         80
                                       8.250          3,137.17      510,000.00
    GROSS POINTE PK  MI   48230          1            11/16/99         00
    0009622625                           05           01/01/00          0
    0009622625                           O            12/01/29
    0


    3112590          286/286             F          367,600.00         ZZ
                                         360        367,600.00          1
    27937 S SHARON CT                  8.125          2,729.42         80
                                       7.875          2,729.42      459,500.00
    TRACY            CA   95376          1            12/03/99         00
    0009631694                           05           02/01/00          0
    0009631694                           O            01/01/30
    0


    3112591          286/286             F          378,000.00         ZZ
                                         360        377,726.41          1
    15555 SMITHFIELD PLACE             7.625          2,675.47         80
                                       7.375          2,675.47      472,500.00
1


    CENTREVILLE      VA   20120          1            11/08/99         00
    0009632233                           03           01/01/00          0
    0009632233                           O            12/01/29
    0


    3112593          286/286             F          372,000.00         ZZ
                                         360        371,756.66          1
    407 LIGHTHOUSE DRIVE               8.125          2,762.09         80
                                       7.875          2,762.09      465,000.00
    HORSESHOE BAY    TX   78657          1            11/15/99         00
    0009633023                           03           01/01/00          0
    0009633023                           O            12/01/29
    0


    3112601          286/286             F          240,000.00         ZZ
                                         360        239,850.82          1
    5053 CARBONDALE WAY                8.375          1,824.18         65
                                       8.125          1,824.18      373,000.00
    ANTIOCH          CA   94509          1            11/08/99         00
    0009642529                           05           01/01/00          0
    0009642529                           O            12/01/29
    0


    3112604          286/286             F          300,000.00         ZZ
                                         360        299,564.34          1
    13321 FT WASHINGTON RD             7.625          2,123.39         95
                                       7.375          2,123.39      316,550.00
    FT WASHINGTON    MD   20744          1            11/02/99         12
    0009654577                           03           12/01/99         30
    0009654577                           O            11/01/29
    0


    3112607          286/286             F          270,000.00         ZZ
                                         360        269,832.18          1
    9740 OVIEDO ST                     8.375          2,052.20         75
                                       8.125          2,052.20      360,000.00
    SAN DIEGO        CA   92129          5            11/02/99         00
    0009656847                           05           01/01/00          0
    0009656847                           O            12/01/29
    0


    3112611          286/286             F          315,480.00         ZZ
                                         360        315,480.00          1
    10091 WOODLAWN AVE                 8.000          2,314.89         80
                                       7.750          2,314.89      394,350.00
    PORTAGE          MI   49002          1            12/13/99         00
    0009969667                           05           02/01/00          0
    0009969667                           O            01/01/30
    0
1




    3113029          K08/G01             F          212,000.00         ZZ
                                         360        212,000.00          1
    30959 ECHO HILLS TERRACE           8.125          1,574.09         80
                                       7.875          1,574.09      265,000.00
    LEBANON          OR   97355          1            12/21/99         00
    0411713951                           05           02/01/00          0
    0411713951                           O            01/01/30
    0


    3113060          K08/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    604 SAN DIEGO AVENUE               8.000          1,995.84         80
                                       7.750          1,995.84      340,000.00
    SUNNYVALE        CA   94086          1            12/22/99         00
    0411765829                           05           02/01/00          0
    0411765829                           O            01/01/30
    0


    3113286          S89/G01             F        1,100,000.00         ZZ
                                         360      1,100,000.00          1
    1963 WILMOT ROAD                   8.375          8,360.79         53
                                       8.125          8,360.79    2,100,000.00
    BANNOCKBURN      IL   60015          1            12/10/99         00
    0431750587                           05           02/01/00          0
    10223639                             O            01/01/30
    0


    3113350          S89/G01             F          260,000.00         ZZ
                                         360        259,821.07          1
    3750 FENWICK DRIVE                 7.875          1,885.18         80
                                       7.625          1,885.18      325,000.00
    SPRING VALLEY    CA   91977          1            11/11/99         00
    0431750678                           05           01/01/00          0
    61110397                             O            12/01/29
    0


    3113428          S89/G01             F          260,700.00         ZZ
                                         360        259,735.46          1
    11944 LOS AMIGOS ROAD              8.500          2,004.56         87
                                       8.250          2,004.56      300,000.00
    HEALDSBURG       CA   95448          2            06/18/99         10
    0431750637                           05           08/01/99         25
    597498M1                             O            07/01/29
    0


    3114042          637/G01             F          256,183.00         ZZ
                                         360        256,183.00          1
1


    5418 ONEIDA WAY                    7.875          1,857.51         78
                                       7.625          1,857.51      329,571.00
    ANTIOCH          CA   94509          1            12/13/99         00
    0431741628                           05           02/01/00          0
    16942880                             O            01/01/30
    0


    3115802          K08/G01             F          406,350.00         ZZ
                                         360        406,350.00          1
    4256 BURGUNDY COURT                7.875          2,946.32         80
                                       7.625          2,946.32      507,970.00
    LOOMIS           CA   95650          1            12/19/99         00
    0411695786                           03           02/01/00          0
    0411695786                           O            01/01/30
    0


    3115856          K08/G01             F          206,000.00         ZZ
                                         360        206,000.00          1
    3512 LAPIS COURT                   8.500          1,583.96         80
                                       8.250          1,583.96      257,500.00
    RESCUE           CA   95672          1            12/27/99         00
    0411769524                           05           02/01/00          0
    0411769524                           O            01/01/30
    0


    3118443          K08/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    44 LOCKSLY LANE                    8.000          2,568.18         60
                                       7.750          2,568.18      590,000.00
    SAN RAFAEL       CA   94901          1            12/29/99         00
    0411751985                           05           02/01/00          0
    0411751985                           O            01/01/30
    0


    3118611          696/G01             F          223,000.00         ZZ
                                         360        223,000.00          1
    4632 HUNTLEY DRIVE                 8.500          1,714.68         80
                                       8.250          1,714.68      278,795.00
    ELLICOTT CITY    MD   21043          1            12/29/99         00
    0431746445                           05           02/01/00          0
    30599123                             O            01/01/30
    0


    3123544          K08/G01             F          646,400.00         ZZ
                                         360        646,400.00          1
    229 21ST STREET                    8.125          4,799.50         80
                                       7.875          4,799.50      808,000.00
    MANHATTAN BEACH  CA   90266          1            12/29/99         00
    0411762453                           01           02/01/00          0
1


    0411762453                           O            01/01/30
    0


    3123547          K08/G01             F          265,200.00         ZZ
                                         360        265,200.00          1
    251 ALBERT PLACE                   8.250          1,992.36         78
                                       8.000          1,992.36      343,000.00
    COSTA MESA       CA   92627          2            12/27/99         00
    0411766264                           05           02/01/00          0
    0411766264                           O            01/01/30
    0


    3128495          E60/G01             F          255,900.00         ZZ
                                         360        255,900.00          1
    540 BYRON LANE                     8.375          1,945.03         80
                                       8.125          1,945.03      319,900.00
    NIPOMO           CA   93444          1            12/28/99         00
    0431755131                           03           02/01/00          0
    512187                               O            01/01/30
    0

   TOTAL NUMBER OF LOANS   :        978

   TOTAL ORIGINAL BALANCE  :   315,964,771.53

   TOTAL PRINCIPAL BALANCE :   315,417,654.19

   TOTAL ORIGINAL P+I      :     2,317,223.18

   TOTAL CURRENT P+I       :     2,317,223.18


                             ***************************
                             *      END OF REPORT      *
                             ***************************


1

  RUN ON     : 01/21/00           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 14.53.11           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 2000-S1                                CUTOFF : 01/01/00
  POOL       : 0004422
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------------

      1794588                              .2500
      147,348.77                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1846558                              .2500
      252,591.14                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      1908228                              .2500
      771,935.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1914238                              .2500
      649,089.28                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1918022                              .2500
      112,773.69                           .0800
            7.9900                         .0000
            7.7400                         .0000
            7.6600                         .0000
            7.5000                         .1600

      1920091                              .2500
      376,386.53                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      1927800                              .2500
      253,290.63                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1927805                              .2500
      253,581.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1928934                              .2500
      253,944.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1938952                              .2500
      540,252.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1941280                              .2500
      598,331.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1942248                              .2500
      402,635.08                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1942302                              .2500
      597,855.12                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1943009                              .2500
      254,325.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1943663                              .2500
      254,325.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1944385                              .2500
      134,666.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1944914                              .2500
      639,138.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1946991                              .2500
      175,878.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1947011                              .2500
      242,058.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1948312                              .2500
      324,562.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1948608                              .2500
      260,443.78                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1949348                              .2500
      265,339.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1949503                              .2500
      257,347.97                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1950866                              .2500
      471,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1951552                              .2500
      553,397.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1951795                              .2500
      255,819.31                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1952550                              .2500
      252,830.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1953034                              .2500
      124,913.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1953126                              .2500
      256,691.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1953172                              .2500
      297,902.23                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      1953177                              .2500
      399,383.60                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1953193                              .2500
      368,640.23                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1953929                              .2500
      279,632.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1954023                              .2500
      327,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1954029                              .2500
      350,609.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1954433                              .2500
      866,574.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1954702                              .2500
      399,738.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1954850                              .2500
      412,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1954950                              .2500
      299,553.33                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1954955                              .2500
      413,428.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1954967                              .2500
      379,488.34                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1954983                              .2500
      336,932.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1954986                              .2500
      246,622.95                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      1954989                              .2500
      649,102.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1955044                              .2500
       95,941.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1955052                              .2500
      260,833.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1955066                              .2500
      456,943.73                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1955075                              .2500
      554,224.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1955189                              .2500
      274,519.29                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1955401                              .2500
      301,533.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1955630                              .2500
      277,922.66                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1955650                              .2500
      410,132.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1955676                              .2500
      242,597.19                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1955907                              .2500
      257,661.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1955967                              .2500
      272,418.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1955968                              .2500
      277,171.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1955969                              .2500
      298,597.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1955971                              .2500
      363,545.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1955976                              .2500
      283,308.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1955977                              .2500
      415,668.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1955980                              .2500
      264,435.24                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1955981                              .2500
      336,816.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1955982                              .2500
      566,877.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1956013                              .2500
      369,764.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1956073                              .2500
      211,861.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1956147                              .2500
      281,348.58                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1956156                              .2500
      269,818.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1956171                              .2500
      319,198.08                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1956183                              .2500
      305,550.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1956242                              .2500
      143,824.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1956243                              .2500
      299,635.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1956254                              .2500
      364,140.64                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1956256                              .2500
      305,628.63                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1956260                              .2500
      251,536.14                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1956261                              .2500
      256,928.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1956262                              .2500
      349,260.69                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1956263                              .2500
      133,916.71                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1956265                              .2500
      276,165.51                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      1956267                              .2500
      298,716.01                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1956268                              .2500
      297,106.47                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1956273                              .2500
      479,416.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1956274                              .2500
      326,044.88                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1956275                              .2500
      314,553.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1956278                              .2500
      413,926.03                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1956279                              .2500
      399,404.42                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1956281                              .2500
      498,455.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1956283                              .2500
      252,659.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1956293                              .2500
      284,813.57                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1956296                              .2500
      210,858.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1956300                              .2500
      385,512.50                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      1956307                              .2500
      295,257.02                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1956318                              .2500
      449,329.97                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1956319                              .2500
      233,120.72                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1956325                              .2500
      279,372.66                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      1956326                              .2500
      180,240.01                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1956328                              .2500
      399,332.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1956333                              .2500
      349,433.30                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1956343                              .2500
      270,507.60                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1956352                              .2500
      284,104.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1956355                              .2500
      303,590.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1956357                              .2500
      284,671.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1956364                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1956725                              .2500
      370,960.39                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1956763                              .2500
      398,502.15                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1956786                              .2500
      203,523.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1956787                              .2500
      321,078.88                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1956800                              .2500
      339,783.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1956949                              .2500
      349,752.98                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1956973                              .2500
      179,581.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1956975                              .2500
      290,316.85                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000
1



      1956995                              .2500
      619,206.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1957077                              .2500
      639,612.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1957097                              .2500
      349,771.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1957240                              .2500
      351,421.63                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1957243                              .2500
      299,818.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1957246                              .2500
      310,801.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1957253                              .2500
      297,767.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1957255                              .2500
      391,498.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1957258                              .2500
      350,306.50                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1957260                              .2500
      263,023.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1957261                              .2500
      283,645.71                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1957262                              .2500
      648,614.80                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1957263                              .2500
      279,418.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1957265                              .2500
      546,289.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1957266                              .2500
      309,339.36                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1957267                              .2500
      277,964.54                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      1957270                              .2500
      300,455.06                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1957273                              .2500
      372,557.97                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1957309                              .2500
      421,765.21                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1957321                              .2500
      315,391.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1957332                              .2500
      336,546.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1957340                              .2500
      340,463.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1957345                              .2500
      469,357.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1957367                              .2500
      125,375.92                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950
1



      1957370                              .2500
      292,803.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1957372                              .2500
      270,664.16                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1957377                              .2500
      574,594.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1957379                              .2500
      349,290.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1957382                              .2500
      272,554.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1957390                              .2500
      548,639.58                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1957394                              .2500
      299,123.16                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1957397                              .2500
      295,594.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1957405                              .2500
      314,870.31                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1957414                              .2500
      279,489.61                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1957417                              .2500
      371,024.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1957423                              .2500
      424,116.76                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1957425                              .2500
      313,846.61                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1957435                              .2500
      444,213.30                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1957440                              .2500
      368,289.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1957444                              .2500
      368,503.15                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1957446                              .2500
      283,048.57                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1957598                              .2500
      336,356.19                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1957604                              .2500
      361,769.90                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1957607                              .2500
      267,041.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1957612                              .2500
      391,015.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1957619                              .2500
      427,515.10                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1957726                              .2500
      159,850.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1957750                              .2500
      133,412.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1958151                              .2500
      411,723.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958156                              .2500
      499,637.50                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958249                              .2500
      629,598.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958351                              .2500
      444,800.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958368                              .2500
      349,516.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958496                              .2500
      185,084.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1958498                              .2500
      535,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1958518                              .2500
      422,580.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1958532                              .2500
      290,114.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958539                              .2500
      329,129.01                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958544                              .2500
      270,253.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958548                              .2500
      268,397.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958551                              .2500
      324,831.89                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958554                              .2500
      345,811.84                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958557                              .2500
      447,999.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958559                              .2500
      291,696.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1958561                              .2500
      374,055.15                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958563                              .2500
      254,341.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1958566                              .2500
      314,133.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958574                              .2500
      263,777.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958581                              .2500
      252,409.67                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958584                              .2500
      300,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1958585                              .2500
      292,096.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958590                              .2500
      362,661.04                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1958597                              .2500
      343,169.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958603                              .2500
      459,695.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958609                              .2500
      311,305.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958611                              .2500
      307,793.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958621                              .2500
      280,071.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958626                              .2500
      258,862.51                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1958627                              .2500
      306,916.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1958632                              .2500
      260,724.93                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1958637                              .2500
      300,103.56                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958638                              .2500
       59,927.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1958643                              .2500
      353,411.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958650                              .2500
      359,695.95                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1958656                              .2500
      345,767.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958660                              .2500
      274,170.53                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958663                              .2500
      291,004.60                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958667                              .2500
      299,777.35                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      1958669                              .2500
      275,378.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958671                              .2500
      339,493.76                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1958672                              .2500
      357,048.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958675                              .2500
      649,552.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958679                              .2500
      304,805.51                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958688                              .2500
      399,101.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1958692                              .2500
      595,589.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958765                              .2500
      328,784.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1958784                              .2500
      296,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958788                              .2500
      280,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1958805                              .2500
      280,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958811                              .2500
      207,367.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958814                              .2500
      374,754.69                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958831                              .2500
      307,813.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1958838                              .2500
      295,796.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958841                              .2500
      271,817.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1958844                              .2500
      287,787.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958848                              .2500
      579,600.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958852                              .2500
      247,450.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1958860                              .2500
      334,975.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958877                              .2500
      399,731.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958879                              .2500
      299,788.26                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1958916                              .2500
      322,877.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958921                              .2500
      261,345.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950
1



      1958931                              .2500
      333,781.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958933                              .2500
      264,826.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958936                              .2500
      374,754.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1958945                              .2500
      268,615.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1958948                              .2500
      111,928.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958958                              .2500
      291,813.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958965                              .2500
      258,977.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958970                              .2500
      299,803.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1958973                              .2500
      301,307.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958976                              .2500
      335,785.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1958990                              .2500
      335,774.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1958993                              .2500
      239,838.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959064                              .2500
      299,808.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959076                              .2500
      270,661.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959079                              .2500
      280,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1959081                              .2500
      407,733.11                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1959087                              .2500
      314,400.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959126                              .2500
      339,783.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959132                              .2500
      300,498.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959138                              .2500
      354,223.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959149                              .2500
      255,840.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959152                              .2500
      399,461.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959155                              .2500
      251,855.70                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1959157                              .2500
      348,518.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1959161                              .2500
      269,546.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959163                              .2500
      292,813.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959172                              .2500
      311,795.91                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1959175                              .2500
      289,600.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1959177                              .2500
      353,785.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1959180                              .2500
      329,052.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959181                              .2500
      592,640.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1959184                              .2500
      331,727.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1959187                              .2500
      291,804.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959189                              .2500
      259,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1959191                              .2500
      274,656.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959194                              .2500
      399,763.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1959195                              .2500
      327,385.69                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1959198                              .2500
      298,817.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959200                              .2500
      477,325.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1959201                              .2500
      303,785.44                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1959213                              .2500
      580,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959234                              .2500
      189,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959239                              .2500
      337,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959265                              .2500
      303,811.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959267                              .2500
      532,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959270                              .2500
      650,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1959271                              .2500
      577,840.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1959341                              .2500
      279,632.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1959371                              .2500
      368,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959373                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1959425                              .2500
      251,972.04                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1959444                              .2500
      625,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959446                              .2500
      344,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959487                              .2500
      259,838.39                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959492                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1959500                              .2500
      359,758.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1959559                              .2500
      390,131.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1959635                              .2500
      108,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1959711                              .2500
      400,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959713                              .2500
      237,436.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1959777                              .2500
      439,462.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1959783                              .2500
      299,900.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1959807                              .2500
      281,910.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959827                              .2500
      270,400.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1959831                              .2500
      273,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1959860                              .2500
      266,831.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1959879                              .2500
      594,600.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1959894                              .2500
      279,816.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1959897                              .2500
      281,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959907                              .2500
      130,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1959915                              .2500
      238,202.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1959916                              .2500
      249,296.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1959925                              .2500
      261,410.66                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1959933                              .2500
      257,643.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1959976                              .2500
      179,890.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1960129                              .2500
      338,766.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960130                              .2500
      367,896.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960132                              .2500
      466,638.23                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1960136                              .2500
      210,143.93                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960140                              .2500
      387,083.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1960143                              .2500
      299,843.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960147                              .2500
      348,216.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960150                              .2500
      284,681.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960152                              .2500
      254,620.32                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960161                              .2500
      311,989.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960165                              .2500
      255,469.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1960169                              .2500
      435,899.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960216                              .2500
      304,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1960252                              .2500
      124,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960261                              .2500
      329,167.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960264                              .2500
      310,996.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960267                              .2500
      269,827.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960270                              .2500
      279,474.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960278                              .2500
      498,678.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960284                              .2500
      329,149.56                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960292                              .2500
      339,760.03                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1960301                              .2500
      303,796.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960306                              .2500
      305,241.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960308                              .2500
      391,485.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960315                              .2500
      253,225.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960316                              .2500
      367,733.65                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1960317                              .2500
      283,809.44                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960323                              .2500
      291,214.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960327                              .2500
      262,228.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1960328                              .2500
      339,725.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960331                              .2500
      449,690.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960332                              .2500
      359,770.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960333                              .2500
      615,586.68                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960336                              .2500
      377,739.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960339                              .2500
      265,838.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1960341                              .2500
      314,777.67                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1960342                              .2500
      297,410.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1960343                              .2500
      355,755.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960345                              .2500
      291,804.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960346                              .2500
      335,774.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960350                              .2500
      375,734.62                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1960352                              .2500
      543,653.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960356                              .2500
      287,706.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960363                              .2500
      259,829.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960366                              .2500
      285,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1960372                              .2500
      278,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960387                              .2500
      306,804.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960391                              .2500
      400,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960416                              .2500
      299,662.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1960417                              .2500
      480,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960436                              .2500
      149,606.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960440                              .2500
      265,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960447                              .2500
      120,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1960457                              .2500
      268,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960475                              .2500
       73,949.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960500                              .2500
      276,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960521                              .2500
       91,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960532                              .2500
      273,600.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1960544                              .2500
      161,250.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960570                              .2500
      274,400.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960574                              .2500
      279,920.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1960602                              .2500
      648,682.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960610                              .2500
      406,466.96                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960624                              .2500
      278,669.45                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1960637                              .2500
      387,477.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960675                              .2500
      235,950.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960739                              .2500
      293,707.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960742                              .2500
      258,212.98                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1960743                              .2500
      399,744.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1960744                              .2500
      263,527.50                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960745                              .2500
      307,803.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960747                              .2500
      430,863.63                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1960749                              .2500
      257,443.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1960750                              .2500
      289,005.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960752                              .2500
      264,817.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960757                              .2500
      277,323.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960758                              .2500
      302,996.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1960759                              .2500
      494,076.59                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960811                              .2500
      320,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960815                              .2500
      260,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960817                              .2500
      376,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1960820                              .2500
      277,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960821                              .2500
      219,859.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1960822                              .2500
      285,300.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960827                              .2500
      212,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1960832                              .2500
      471,706.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1960840                              .2500
      391,608.87                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960844                              .2500
      325,099.96                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1960847                              .2500
      269,814.19                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1960848                              .2500
      328,847.25                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960855                              .2500
      305,883.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1960856                              .2500
      340,873.41                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1960863                              .2500
      296,521.01                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      1960864                              .2500
      254,265.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1960868                              .2500
      499,712.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1960875                              .2500
      355,594.53                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960938                              .2500
      379,724.96                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1960987                              .2500
      299,777.36                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1960990                              .2500
      375,741.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961008                              .2500
      310,985.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961024                              .2500
      326,286.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1961031                              .2500
      283,799.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1961035                              .2500
      349,765.15                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1961037                              .2500
      303,546.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1961040                              .2500
      333,397.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1961043                              .2500
      499,664.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1961047                              .2500
      279,816.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961049                              .2500
      399,709.68                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1961050                              .2500
      252,842.75                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1961052                              .2500
      280,042.01                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1961058                              .2500
      539,628.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961062                              .2500
      399,731.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1961063                              .2500
      300,003.62                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961064                              .2500
      383,755.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1961067                              .2500
      275,583.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1961071                              .2500
      279,807.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961074                              .2500
      276,050.06                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      1961077                              .2500
      359,726.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1961116                              .2500
      649,850.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1961158                              .2500
      299,818.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1961163                              .2500
      295,596.43                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961166                              .2500
      384,799.59                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1961168                              .2500
       78,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1961173                              .2500
      349,759.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961198                              .2500
      269,237.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1961202                              .2500
      372,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1961232                              .2500
      351,232.54                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      1961238                              .2500
      169,491.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1961264                              .2500
      273,471.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961315                              .2500
      271,608.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1961320                              .2500
      339,783.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1961323                              .2500
      305,772.90                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1961331                              .2500
      284,803.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1961334                              .2500
      262,827.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961340                              .2500
      316,592.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961341                              .2500
      531,651.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961438                              .2500
      317,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1961439                              .2500
      380,682.35                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1961441                              .2500
      397,606.82                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1961443                              .2500
      318,597.51                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1961445                              .2500
      528,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1961447                              .2500
      340,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1961449                              .2500
      342,400.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1961513                              .2500
      290,700.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1961526                              .2500
      168,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961537                              .2500
      455,950.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961656                              .2500
      292,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1961684                              .2500
      315,595.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1961747                              .2500
      388,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1961846                              .2500
      164,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1961849                              .2500
      153,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961852                              .2500
      423,500.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1961857                              .2500
      339,760.03                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1961860                              .2500
       85,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1961944                              .2500
      356,450.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1961981                              .2500
      307,771.42                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1961984                              .2500
      264,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1961992                              .2500
      360,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962013                              .2500
      266,400.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962029                              .2500
      288,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      1962098                              .2500
      292,603.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962128                              .2500
      130,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962183                              .2500
      291,059.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1962225                              .2500
      334,786.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962241                              .2500
      388,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1962247                              .2500
      306,320.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962249                              .2500
      365,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962260                              .2500
      387,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1962265                              .2500
      493,829.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1962277                              .2500
      310,419.45                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1962283                              .2500
      319,318.72                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1962289                              .2500
      296,800.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962299                              .2500
      287,910.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950
1



      1962310                              .2500
      351,214.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962321                              .2500
      446,914.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962323                              .2500
      289,805.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962325                              .2500
      469,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962388                              .2500
      315,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962396                              .2500
      367,450.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1962445                              .2500
      370,207.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1962446                              .2500
      650,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1962450                              .2500
      522,950.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962455                              .2500
      584,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962477                              .2500
      358,920.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962485                              .2500
      397,900.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962486                              .2500
      279,816.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1962488                              .2500
      366,950.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962494                              .2500
      321,434.17                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962496                              .2500
      264,989.37                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1962500                              .2500
      298,444.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962516                              .2500
      274,170.53                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1962517                              .2500
      284,299.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1962519                              .2500
      500,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962522                              .2500
      290,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1962524                              .2500
      367,746.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962527                              .2500
      324,776.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962529                              .2500
      259,507.26                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      1962533                              .2500
      291,804.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962534                              .2500
      292,948.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1962536                              .2500
      342,245.82                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1962537                              .2500
      401,666.31                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1962544                              .2500
      279,812.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962545                              .2500
      279,812.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1962707                              .2500
      268,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1962721                              .2500
      400,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      1962723                              .2500
      322,400.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1962987                              .2500
      396,900.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963150                              .2500
      280,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963189                              .2500
      276,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963196                              .2500
      650,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1963219                              .2500
      323,950.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1963361                              .2500
      152,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1963365                              .2500
      420,750.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1963488                              .2500
      256,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1963508                              .2500
      298,450.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1963514                              .2500
      249,100.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1963520                              .2500
      456,650.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963527                              .2500
      178,758.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963544                              .2500
      311,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963560                              .2500
      407,300.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1963570                              .2500
      549,630.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1963587                              .2500
      257,033.08                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1963591                              .2500
      267,029.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1963614                              .2500
      265,095.64                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963616                              .2500
      265,642.61                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1963623                              .2500
      284,616.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963630                              .2500
      304,795.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963634                              .2500
      322,283.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963639                              .2500
      558,805.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1963641                              .2500
      431,710.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963643                              .2500
      345,767.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963644                              .2500
      252,936.93                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      1963645                              .2500
      266,088.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1963664                              .2500
      263,027.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963673                              .2500
      273,416.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963686                              .2500
      270,629.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963704                              .2500
      294,361.05                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      1963705                              .2500
      275,105.69                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1963707                              .2500
      275,819.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963708                              .2500
      277,822.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1963709                              .2500
      260,820.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1963720                              .2500
      260,299.05                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963725                              .2500
      335,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1963750                              .2500
      402,062.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1963760                              .2500
      252,274.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1963873                              .2500
      406,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1963933                              .2500
      287,950.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1964203                              .2500
      292,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1965006                              .2500
      295,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1965019                              .2500
      248,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      2845049                              .2500
      282,837.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2848463                              .2500
      398,520.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      2860367                              .2500
      270,356.32                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      2932611                              .2500
      241,013.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      2958267                              .2500
      294,208.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      2958671                              .2500
      299,344.46                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      2960037                              .2500
      580,190.01                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      2960993                              .2500
       59,396.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      2964288                              .2500
      244,311.94                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
            7.5000                         .5200

      2964290                              .2500
      238,852.52                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                         .0000
            7.3700                         .0000

      2964307                              .2500
      248,827.36                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      2964339                              .2500
      246,394.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2964357                              .2500
      248,950.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      2964364                              .2500
      247,260.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      2964385                              .2500
      248,813.35                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      2964406                              .2500
      408,888.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2964411                              .2500
      432,125.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2964420                              .2500
      275,168.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      2979508                              .2500
      207,578.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      2985420                              .2500
      317,378.64                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      2985426                              .2500
      594,820.62                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      2985450                              .2500
      261,495.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      2985462                              .2500
      275,200.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      2985470                              .2500
      247,183.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      2985475                              .2500
      131,789.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      2985491                              .2500
      299,616.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      2985494                              .2500
      289,397.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      2985511                              .2500
      351,286.69                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2985524                              .2500
      279,418.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      2985552                              .2500
      342,338.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2985576                              .2500
      330,853.93                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      2985597                              .2500
      255,904.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2996029                              .2500
      299,585.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      2996030                              .2500
      199,584.37                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      2996032                              .2500
      255,655.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      2996047                              .2500
      319,180.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      2996062                              .2500
      294,586.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      2996589                              .2500
      310,930.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      2999233                              .2500
      334,360.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3002239                              .2500
      256,562.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3002780                              .2500
      279,650.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3002839                              .2500
      258,093.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3004806                              .2500
      164,788.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3009569                              .2500
      316,076.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3012844                              .2500
      269,786.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3014419                              .2500
      293,891.52                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3014420                              .2500
      294,677.40                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3014422                              .2500
      326,441.39                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014424                              .2500
      264,099.01                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3014425                              .2500
      363,559.04                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014426                              .2500
      354,594.54                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      3014428                              .2500
      305,717.94                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3014429                              .2500
      325,367.72                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014430                              .2500
      328,431.90                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014431                              .2500
      206,463.76                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014435                              .2500
      360,480.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3014436                              .2500
      268,934.05                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014438                              .2500
      314,570.71                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3014443                              .2500
      348,336.81                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      3014445                              .2500
      312,760.37                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3014446                              .2500
      264,477.36                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3014450                              .2500
      473,215.23                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3014453                              .2500
      284,674.05                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3014454                              .2500
      254,624.27                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3014455                              .2500
      348,416.95                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3014456                              .2500
      334,704.05                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3014460                              .2500
      333,344.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      3014463                              .2500
      376,872.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014464                              .2500
      394,252.80                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3014465                              .2500
      349,563.16                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3014469                              .2500
      485,401.95                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3014470                              .2500
      270,799.87                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3014473                              .2500
      281,054.45                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3014474                              .2500
      278,373.63                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3014477                              .2500
      342,116.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3014478                              .2500
      315,507.95                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3014480                              .2500
      273,845.71                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3014481                              .2500
      283,532.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3014483                              .2500
      257,503.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014485                              .2500
      275,519.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014486                              .2500
      258,916.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3014487                              .2500
      322,898.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3014489                              .2500
      274,563.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3014495                              .2500
      310,377.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014497                              .2500
      523,962.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014499                              .2500
      338,602.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014501                              .2500
      281,309.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3014505                              .2500
      255,235.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014506                              .2500
      317,802.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3014507                              .2500
      632,529.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014508                              .2500
      260,610.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      3014509                              .2500
      323,186.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3014513                              .2500
      304,412.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014515                              .2500
      442,826.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014516                              .2500
      499,061.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3014517                              .2500
      303,610.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014518                              .2500
      319,399.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3014519                              .2500
      327,867.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014521                              .2500
      333,999.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      3014522                              .2500
      259,511.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3014523                              .2500
      398,211.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3014525                              .2500
      285,449.12                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3014527                              .2500
      267,952.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3014529                              .2500
      287,631.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3019205                              .2500
      383,469.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3025300                              .2500
      399,447.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3025304                              .2500
      649,268.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450
1



      3025307                              .2500
      664,431.95                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3025310                              .2500
      274,529.87                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3025319                              .2500
      319,078.20                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      3025322                              .2500
      285,633.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3025324                              .2500
      323,505.40                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3025325                              .2500
      286,598.65                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3025326                              .2500
      487,858.13                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3025328                              .2500
      351,526.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3025331                              .2500
      278,013.19                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3025332                              .2500
      259,649.92                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3025347                              .2500
      358,751.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3025353                              .2500
      207,740.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3025354                              .2500
      293,362.54                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3025355                              .2500
      275,655.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3025360                              .2500
      435,442.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3025361                              .2500
      296,382.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      3025364                              .2500
      258,884.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3025697                              .2500
      227,861.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3028330                              .2500
       53,969.72                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      3032704                              .2500
      152,707.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3032893                              .2500
      394,792.41                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3032914                              .2500
      243,344.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3034327                              .2500
      273,811.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3035423                              .2500
       57,963.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      3040534                              .2500
      196,677.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3041023                              .2500
      267,420.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3041804                              .2500
      315,803.59                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3042840                              .2500
      289,397.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3047847                              .2500
      299,803.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3048609                              .2500
       99,545.93                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3048788                              .2500
      273,416.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3050880                              .2500
      270,021.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3050882                              .2500
      275,544.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3050884                              .2500
      279,225.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3050885                              .2500
      411,445.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3050887                              .2500
      314,616.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3050889                              .2500
      354,557.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3050891                              .2500
      279,659.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3050893                              .2500
      351,526.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3050895                              .2500
      297,399.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      3050897                              .2500
      326,272.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3050901                              .2500
      280,849.20                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3050903                              .2500
      269,663.01                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      3050904                              .2500
      302,804.10                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3050905                              .2500
      432,289.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3050906                              .2500
      268,699.33                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3050908                              .2500
      283,067.22                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3050911                              .2500
      638,282.89                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      3050914                              .2500
      341,178.38                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3050915                              .2500
      718,503.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3050918                              .2500
      279,632.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3050920                              .2500
      265,251.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3050922                              .2500
      174,787.21                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3050924                              .2500
      549,331.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3050925                              .2500
      256,409.71                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3050926                              .2500
      315,784.92                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      3050929                              .2500
      293,594.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3050930                              .2500
      326,248.84                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3050933                              .2500
      372,169.69                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      3050934                              .2500
      241,705.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3050936                              .2500
      199,750.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3050937                              .2500
      307,585.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3050938                              .2500
      314,793.94                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3050941                              .2500
      364,855.93                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      3050943                              .2500
      296,358.08                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3050944                              .2500
      307,556.67                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3050947                              .2500
      114,932.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      3050948                              .2500
      354,434.55                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3050950                              .2500
       81,895.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3050951                              .2500
      381,231.51                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3050956                              .2500
      351,757.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3050958                              .2500
      171,994.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950
1



      3051513                              .2500
      351,519.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3051585                              .2500
      285,900.96                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3051586                              .2500
      414,473.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3051588                              .2500
      185,866.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      3051592                              .2500
      285,164.08                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3051595                              .2500
       87,763.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3051598                              .2500
      355,368.59                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      3051599                              .2500
      166,929.08                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      3051601                              .2500
      196,888.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3051609                              .2500
      158,810.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3051619                              .2500
      363,522.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3051622                              .2500
       77,869.05                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3052173                              .2500
      414,699.64                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3053046                              .2500
      164,692.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3053498                              .2500
      268,215.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3053714                              .2500
      349,776.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3054149                              .2500
      326,780.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3054166                              .2500
      178,891.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3054175                              .2500
      166,146.67                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3054189                              .2500
       76,547.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3054197                              .2500
      455,186.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3054319                              .2500
      254,805.97                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3054320                              .2500
      382,905.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3057203                              .2500
      369,732.20                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3057240                              .2500
      331,753.61                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3057242                              .2500
      268,695.38                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3057243                              .2500
      649,574.81                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3060014                              .2500
      262,836.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3061291                              .2500
      222,254.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3061301                              .2500
      149,147.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3061305                              .2500
      338,960.60                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3061511                              .2500
      190,681.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      3062255                              .2500
      264,076.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3062256                              .2500
      333,137.19                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3062257                              .2500
      343,559.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3062259                              .2500
      352,588.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3062260                              .2500
      338,917.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3062261                              .2500
      558,414.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3062262                              .2500
      278,311.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3062263                              .2500
      264,406.29                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      3062264                              .2500
      399,738.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3062265                              .2500
      439,436.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3062266                              .2500
      291,626.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3064078                              .2500
      998,346.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3064288                              .2500
      279,812.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3065167                              .2500
      290,799.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3065170                              .2500
      309,786.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3065373                              .2500
      404,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000
1



      3065374                              .2500
      397,246.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3065493                              .2500
      345,779.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3069000                              .2500
      283,014.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3069067                              .2500
      550,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3069068                              .2500
      279,026.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3070937                              .2500
      232,339.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3071625                              .2500
      267,883.39                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3071626                              .2500
      215,055.60                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3071627                              .2500
      179,673.10                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3071628                              .2500
      270,486.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3071629                              .2500
      252,534.69                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3071630                              .2500
      260,833.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3071631                              .2500
      255,045.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3071632                              .2500
      299,109.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3071633                              .2500
      121,918.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3071634                              .2500
      258,589.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      3071635                              .2500
      331,782.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3071637                              .2500
      284,563.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3071638                              .2500
      321,089.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3071640                              .2500
      275,310.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3071641                              .2500
      259,821.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3071642                              .2500
      347,789.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3071643                              .2500
      314,288.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3071644                              .2500
      271,693.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200
1



      3071645                              .2500
      151,098.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3071646                              .2500
      250,631.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3072444                              .2500
      262,228.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3072457                              .2500
       76,948.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3072464                              .2500
      138,502.17                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3072466                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3072594                              .2500
      640,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3073672                              .2500
      275,819.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      3074439                              .2500
      280,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3076127                              .2500
      316,592.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3076131                              .2500
      124,918.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3076136                              .2500
      520,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3076137                              .2500
      131,509.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3076256                              .2500
      288,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3076535                              .2500
      446,851.14                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3077444                              .2500
      306,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3079025                              .2500
      200,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3079027                              .2500
      252,800.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3079033                              .2500
      439,950.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3079826                              .2500
      295,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3080869                              .2500
      311,156.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3082342                              .2500
      400,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3082351                              .2500
      358,887.99                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      3082518                              .2500
      185,700.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      3082519                              .2500
      391,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3082537                              .2500
      420,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3085135                              .2500
      201,950.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3085136                              .2500
      242,950.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3085959                              .2500
      599,171.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3086034                              .2500
      277,222.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3086121                              .2500
      308,573.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3086172                              .2500
      448,787.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      3086215                              .2500
      281,751.36                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3086318                              .2500
      332,776.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3086336                              .2500
      268,668.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3086451                              .2500
      387,477.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3086456                              .2500
      263,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3086535                              .2500
      375,542.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3086562                              .2500
      586,197.20                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3086656                              .2500
      254,337.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3086740                              .2500
      303,801.13                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3086788                              .2500
      644,578.08                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3087720                              .2500
      120,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3087721                              .2500
      143,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3087733                              .2500
      350,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3087747                              .2500
      150,750.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3087750                              .2500
      548,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3087810                              .2500
       77,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3087884                              .2500
      287,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3089139                              .2500
      295,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3089306                              .2500
      300,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3090415                              .2500
      297,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3090416                              .2500
       90,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3090422                              .2500
      345,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3090426                              .2500
      550,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3090434                              .2500
      650,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      3090439                              .2500
      212,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3090442                              .2500
      487,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3090447                              .2500
      165,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3090562                              .2500
      281,400.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3090563                              .2500
      298,400.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3092414                              .2500
      297,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3092469                              .2500
      308,100.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3092476                              .2500
      259,825.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3093078                              .2500
      136,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3093084                              .2500
      300,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3093090                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3093091                              .2500
      309,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3093097                              .2500
      346,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3093099                              .2500
      292,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3093107                              .2500
      304,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3093223                              .2500
      141,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3093224                              .2500
      650,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3093233                              .2500
      305,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3093958                              .2500
      253,840.02                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3094203                              .2500
      360,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3094267                              .2500
      476,476.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      3094285                              .2500
      259,825.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3094407                              .2500
      407,746.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3094410                              .2500
      399,419.14                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3094645                              .2500
      274,610.55                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3095401                              .2500
      352,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3095408                              .2500
      186,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3095409                              .2500
      100,100.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3095412                              .2500
      261,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3095420                              .2500
      385,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3095421                              .2500
      500,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3095605                              .2500
      256,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      3095606                              .2500
      179,150.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3095608                              .2500
      535,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3096902                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3097771                              .2500
      175,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3097777                              .2500
      174,392.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3097778                              .2500
      268,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3097802                              .2500
      348,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3097869                              .2500
       86,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      3097870                              .2500
      267,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3097871                              .2500
      284,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3097872                              .2500
      294,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3097873                              .2500
      332,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3099028                              .2500
      269,823.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3099116                              .2500
      304,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3099222                              .2500
      309,902.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3099286                              .2500
      277,795.04                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700
1



      3099662                              .2500
      650,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3099674                              .2500
      181,066.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3099680                              .2500
      288,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3099682                              .2500
      336,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3099688                              .2500
      134,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      3099705                              .2500
      288,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3099815                              .2500
      211,100.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3099820                              .2500
      326,250.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3099854                              .2500
      350,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3099855                              .2500
      400,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3099856                              .2500
      159,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3099857                              .2500
      344,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3100982                              .2500
      300,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3101069                              .2500
      305,804.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3101083                              .2500
      340,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3101172                              .2500
      314,783.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      3101219                              .2500
      369,764.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3101337                              .2500
      319,806.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3101437                              .2500
      255,045.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3102280                              .2500
      240,100.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3102313                              .2500
      292,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3102317                              .2500
       80,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      3102419                              .2500
      455,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3102727                              .2500
      292,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3102975                              .2500
      269,600.00                           .0750
            7.8250                         .0000
            7.5750                         .0000
            7.5000                         .0000
            7.5000                         .0000

      3103548                              .2500
      286,682.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3104469                              .2500
      117,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      3104592                              .2500
      424,150.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3104593                              .2500
      280,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3104594                              .2500
      479,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3105053                              .2500
      346,500.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3105327                              .2500
      440,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      3105490                              .2500
      255,300.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3109214                              .2500
      422,850.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3109413                              .2500
      265,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3109535                              .2500
      260,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3109545                              .2500
      345,800.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3110477                              .2500
      174,350.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      3110479                              .2500
      258,800.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3112518                              .2500
      995,539.63                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      3112519                              .2500
      331,813.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      3112525                              .2500
      279,622.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3112532                              .2500
      264,831.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3112534                              .2500
      323,777.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3112536                              .2500
      342,875.56                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3112538                              .2500
      262,328.28                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3112547                              .2500
      332,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3112557                              .2500
      267,815.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      3112558                              .2500
      322,189.11                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3112563                              .2500
      391,750.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3112570                              .2500
      419,104.93                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3112576                              .2500
      437,071.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3112577                              .2500
      274,215.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3112578                              .2500
      339,788.67                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3112582                              .2500
      351,549.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3112587                              .2500
      407,752.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      3112590                              .2500
      367,600.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3112591                              .2500
      377,726.41                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3112593                              .2500
      371,756.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3112601                              .2500
      239,850.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3112604                              .2500
      299,564.34                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3112607                              .2500
      269,832.18                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3112611                              .2500
      315,480.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3113029                              .2500
      212,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      3113060                              .2500
      272,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      3113286                              .2500
    1,100,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      3113350                              .2500
      259,821.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3113428                              .2500
      259,735.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3114042                              .2500
      256,183.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3115802                              .2500
      406,350.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      3115856                              .2500
      206,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3118443                              .2500
      350,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      3118611                              .2500
      223,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      3123544                              .2500
      646,400.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      3123547                              .2500
      265,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      3128495                              .2500
      255,900.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

  TOTAL NUMBER OF LOANS:      978
  TOTAL BALANCE........:        315,417,654.19


1

  RUN ON     : 01/21/00            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 14.53.11            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 2000-S1      FIXED SUMMARY REPORT      CUTOFF : 01/01/00
  POOL       : 0004422
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        7.9915            6.5000      9.0000
  RFC NET RATE                          7.7415            6.2500      8.7500
  NET MTG RATE(INVSTR RATE)             7.6732            6.2200      8.6700
  POST STRIP RATE                       7.4281            6.2200      7.5000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0683             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2451             .0000      1.1700







  TOTAL NUMBER OF LOANS:   978
  TOTAL BALANCE........:     315,417,654.19


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO
                         SCHEDULE OF DISCOUNT FRACTIONS


Loan Number     Current Balance Net Mortgage Rate Discount Fraction  PO Balance
3025319 "$319,078.20 "  0.0622  0.170666667     "$54,456.01 "
3112518 "$995,539.63 "  0.06345 0.154          "$153,313.10 "
1957425 "$313,846.61 "  0.0647  0.137333333     "$43,101.60 "
3050903 "$269,663.01 "  0.0647  0.137333333     "$37,033.72 "
1961441 "$397,606.82 "  0.06595 0.120666667     "$47,977.89 "
1957414 "$279,489.61 "  0.06595 0.120666667     "$33,725.08 "
1961439 "$380,682.35 "  0.06595 0.120666667     "$45,935.67 "
1961443 "$318,597.51 "  0.06595 0.120666667     "$38,444.10 "
1960844 "$325,099.96 "  0.0672  0.104           "$33,810.40 "
3050911 "$638,282.89 "  0.0672  0.104           "$66,381.42 "
1942248 "$402,635.08 "  0.0672  0.104           "$41,874.05 "
1957435 "$444,213.30 "  0.0672  0.104           "$46,198.18 "
2960037 "$580,190.01 "  0.0672  0.104           "$60,339.76 "
1953172 "$297,902.23 "  0.0672  0.104           "$30,981.83 "
1920091 "$376,386.53 "  0.0672  0.104           "$39,144.20 "
1955189 "$274,519.29 "  0.0672  0.104           "$28,550.01 "
1957390 "$548,639.58 "  0.0672  0.104           "$57,058.52 "
3051598 "$355,368.59 "  0.06845 0.087333333     "$31,035.52 "
1963644 "$252,936.93 "  0.06845 0.087333333     "$22,089.83 "
1956975 "$290,316.85 "  0.06845 0.087333333     "$25,354.34 "
3014443 "$348,336.81 "  0.0697  0.070666667     "$24,615.80 "
1957446 "$283,048.57 "  0.0697  0.070666667     "$20,002.10 "
3014429 "$325,367.72 "  0.0697  0.070666667     "$22,992.65 "
1957598 "$336,356.19 "  0.0697  0.070666667     "$23,769.17 "
3051599 "$166,929.08 "  0.0697  0.070666667     "$11,796.32 "
3014430 "$328,431.90 "  0.0697  0.070666667     "$23,209.19 "
1961166 "$384,799.59 "  0.0697  0.070666667     "$27,192.50 "
3014436 "$268,934.05 "  0.0697  0.070666667     "$19,004.67 "
3014445 "$312,760.37 "  0.0697  0.070666667     "$22,101.73 "
3032893 "$394,792.41 "  0.0697  0.070666667     "$27,898.66 "
1960747 "$430,863.63 "  0.0697  0.070666667     "$30,447.70 "
3025307 "$664,431.95 "  0.0697  0.070666667     "$46,953.19 "
3048609 "$99,545.93 "   0.0697  0.070666667     "$7,034.58 "
3014431 "$206,463.76 "  0.0697  0.070666667     "$14,590.11 "
1927800 "$253,290.63 "  0.0697  0.070666667     "$17,899.20 "
1956265 "$276,165.51 "  0.0697  0.070666667     "$19,515.70 "
1956254 "$364,140.64 "  0.0697  0.070666667     "$25,732.61 "
1956267 "$298,716.01 "  0.0697  0.070666667     "$21,109.26 "
3014426 "$354,594.54 "  0.0697  0.070666667     "$25,058.01 "
1963616 "$265,642.61 "  0.0697  0.070666667     "$18,772.08 "
3062256 "$333,137.19 "  0.0697  0.070666667     "$23,541.69 "
1956262 "$349,260.69 "  0.0697  0.070666667     "$24,681.09 "
3090434 "$650,000.00 "  0.0697  0.070666667     "$45,933.33 "
3014422 "$326,441.39 "  0.0697  0.070666667     "$23,068.52 "
1956326 "$180,240.01 "  0.0697  0.070666667     "$12,736.96 "
3076535 "$446,851.14 "  0.0697  0.070666667     "$31,577.48 "
1956333 "$349,433.30 "  0.0697  0.070666667     "$24,693.29 "
1956725 "$370,960.39 "  0.0697  0.070666667     "$26,214.53 "
3014425 "$363,559.04 "  0.0697  0.070666667     "$25,691.51 "
1963219 "$323,950.00 "  0.0697  0.070666667     "$22,892.47 "
1960624 "$278,669.45 "  0.0697  0.070666667     "$19,692.64 "
2985576 "$330,853.93 "  0.0697  0.070666667     "$23,380.34 "
1961232 "$351,232.54 "  0.07095 0.054   "$18,966.56 "
1962029 "$288,000.00 "  0.07095 0.054   "$15,552.00 "
3014453 "$284,674.05 "  0.07095 0.054   "$15,372.40 "
3014446 "$264,477.36 "  0.07095 0.054   "$14,281.78 "
2985426 "$594,820.62 "  0.07095 0.054   "$32,120.31 "
3014420 "$294,677.40 "  0.07095 0.054   "$15,912.58 "
3014428 "$305,717.94 "  0.07095 0.054   "$16,508.77 "
2985420 "$317,378.64 "  0.07095 0.054   "$17,138.45 "
3054319 "$254,805.97 "  0.07095 0.054   "$13,759.52 "
1846558 "$252,591.14 "  0.07095 0.054   "$13,639.92 "
3099857 "$344,000.00 "  0.07095 0.054   "$18,576.00 "
1954986 "$246,622.95 "  0.07095 0.054   "$13,317.64 "
3095421 "$500,000.00 "  0.07095 0.054   "$27,000.00 "
1956300 "$385,512.50 "  0.07095 0.054   "$20,817.68 "
3086215 "$281,751.36 "  0.07095 0.054   "$15,214.57 "
3050908 "$283,067.22 "  0.07095 0.054   "$15,285.63 "
3057242 "$268,695.38 "  0.07095 0.054   "$14,509.55 "
3025324 "$323,505.40 "  0.07095 0.054   "$17,469.29 "
3050925 "$256,409.71 "  0.07095 0.054   "$13,846.12 "
3050914 "$341,178.38 "  0.07095 0.054   "$18,423.63 "
3050904 "$302,804.10 "  0.07095 0.054   "$16,351.42 "
3069067 "$550,000.00 "  0.07095 0.054   "$29,700.00 "
1961981 "$307,771.42 "  0.0722  0.037333333     "$11,490.13 "
1956318 "$449,329.97 "  0.0722  0.037333333     "$16,774.99 "
1956307 "$295,257.02 "  0.0722  0.037333333     "$11,022.93 "
1962536 "$342,245.82 "  0.0722  0.037333333     "$12,777.18 "
1956279 "$399,404.42 "  0.0722  0.037333333     "$14,911.10 "
1960840 "$391,608.87 "  0.0722  0.037333333     "$14,620.06 "
1956325 "$279,372.66 "  0.0722  0.037333333     "$10,429.91 "
1960328 "$339,725.00 "  0.0722  0.037333333     "$12,683.07 "
1962265 "$493,829.00 "  0.0722  0.037333333     "$18,436.28 "
1954950 "$299,553.33 "  0.0722  0.037333333     "$11,183.32 "
1962529 "$259,507.26 "  0.0722  0.037333333     "$9,688.27 "
1960610 "$406,466.96 "  0.0722  0.037333333     "$15,174.77 "
1956260 "$251,536.14 "  0.0722  0.037333333     "$9,390.68 "
1961323 "$305,772.90 "  0.0722  0.037333333     "$11,415.52 "
1960848 "$328,847.25 "  0.0722  0.037333333     "$12,276.96 "
1957267 "$277,964.54 "  0.0722  0.037333333     "$10,377.34 "
1960875 "$355,594.53 "  0.0722  0.037333333     "$13,275.53 "
1960987 "$299,777.36 "  0.0722  0.037333333     "$11,191.69 "
1961052 "$280,042.01 "  0.0722  0.037333333     "$10,454.90 "
1957619 "$427,515.10 "  0.0722  0.037333333     "$15,960.56 "
1958667 "$299,777.35 "  0.0722  0.037333333     "$11,191.69 "
1958671 "$339,493.76 "  0.0722  0.037333333     "$12,674.43 "
1959155 "$251,855.70 "  0.0722  0.037333333     "$9,402.61 "
1960136 "$210,143.93 "  0.0722  0.037333333     "$7,845.37 "
1960152 "$254,620.32 "  0.0722  0.037333333     "$9,505.83 "
1961116 "$649,850.00 "  0.0722  0.037333333     "$24,261.07 "
1962277 "$310,419.45 "  0.0722  0.037333333     "$11,588.99 "
1956319 "$233,120.72 "  0.0722  0.037333333     "$8,703.17 "
3014419 "$293,891.52 "  0.0722  0.037333333     "$10,971.95 "
3014474 "$278,373.63 "  0.0722  0.037333333     "$10,392.62 "
3050906 "$268,699.33 "  0.0722  0.037333333     "$10,031.44 "
3095420 "$385,000.00 "  0.0722  0.037333333     "$14,373.33 "
3099116 "$304,000.00 "  0.0722  0.037333333     "$11,349.33 "
3050941 "$364,855.93 "  0.0722  0.037333333     "$13,621.29 "
3050943 "$296,358.08 "  0.0722  0.037333333     "$11,064.04 "
3014455 "$348,416.95 "  0.0722  0.037333333     "$13,007.57 "
3014454 "$254,624.27 "  0.0722  0.037333333     "$9,505.97 "
3014450 "$473,215.23 "  0.0722  0.037333333     "$17,666.70 "
3050951 "$381,231.51 "  0.0722  0.037333333     "$14,232.64 "
3025354 "$293,362.54 "  0.0722  0.037333333     "$10,952.20 "
3100982 "$300,000.00 "  0.0722  0.037333333     "$11,200.00 "
3051585 "$285,900.96 "  0.0722  0.037333333     "$10,673.64 "
3079033 "$439,950.00 "  0.0722  0.037333333     "$16,424.80 "
3065373 "$404,000.00 "  0.0722  0.037333333     "$15,082.67 "
3057240 "$331,753.61 "  0.0722  0.037333333     "$12,385.47 "
3105053 "$346,500.00 "  0.0722  0.037333333     "$12,936.00 "
1963704 "$294,361.05 "  0.0722  0.037333333     "$10,989.48 "
3014438 "$314,570.71 "  0.0722  0.037333333     "$11,743.97 "
3062263 "$264,406.29 "  0.0722  0.037333333     "$9,871.17 "
1962260 "$387,000.00 "  0.07345 0.020666667     "$7,998.00 "
1960532 "$273,600.00 "  0.07345 0.020666667     "$5,654.40 "
1957309 "$421,765.21 "  0.07345 0.020666667     "$8,716.48 "
1956256 "$305,628.63 "  0.07345 0.020666667     "$6,316.33 "
1960316 "$367,733.65 "  0.07345 0.020666667     "$7,599.83 "
1957394 "$299,123.16 "  0.07345 0.020666667     "$6,181.88 "
3094410 "$399,419.14 "  0.07345 0.020666667     "$8,254.66 "
1956343 "$270,507.60 "  0.07345 0.020666667     "$5,590.49 "
1962721 "$400,000.00 "  0.07345 0.020666667     "$8,266.67 "
1958498 "$535,000.00 "  0.07345 0.020666667     "$11,056.67 "
3090439 "$212,000.00 "  0.07345 0.020666667     "$4,381.33 "
3072594 "$640,000.00 "  0.07345 0.020666667     "$13,226.67 "
3050948 "$354,434.55 "  0.07345 0.020666667     "$7,324.98 "
3057203 "$369,732.20 "  0.07345 0.020666667     "$7,641.13 "
3052173 "$414,699.64 "  0.07345 0.020666667     "$8,570.46 "
3051592 "$285,164.08 "  0.07345 0.020666667     "$5,893.39 "
1958626 "$258,862.51 "  0.07345 0.020666667     "$5,349.83 "
1959925 "$261,410.66 "  0.07345 0.020666667     "$5,402.49 "
1961049 "$399,709.68 "  0.07345 0.020666667     "$8,260.67 "
3112591 "$377,726.41 "  0.07345 0.020666667     "$7,806.35 "
1962283 "$319,318.72 "  0.07345 0.020666667     "$6,599.25 "
3112604 "$299,564.34 "  0.07345 0.020666667     "$6,191.00 "
1794588 "$147,348.77 "  0.07345 0.020666667     "$3,045.21 "
1964203 "$292,000.00 "  0.07345 0.020666667     "$6,034.67 "
1961852 "$423,500.00 "  0.07345 0.020666667     "$8,752.33 "
1961447 "$340,000.00 "  0.07345 0.020666667     "$7,026.67 "
2958671 "$299,344.46 "  0.07345 0.020666667     "$6,186.45 "
1961074 "$276,050.06 "  0.07345 0.020666667     "$5,705.03 "
3014456 "$334,704.05 "  0.07345 0.020666667     "$6,917.22 "
3014473 "$281,054.45 "  0.07345 0.020666667     "$5,808.46 "
1955676 "$242,597.19 "  0.07345 0.020666667     "$5,013.68 "
3014470 "$270,799.87 "  0.07345 0.020666667     "$5,596.53 "
3014464 "$394,252.80 "  0.07345 0.020666667     "$8,147.89 "
1960863 "$296,521.01 "  0.07345 0.020666667     "$6,128.10 "
1960742 "$258,212.98 "  0.07345 0.020666667     "$5,336.40 "
1960938 "$379,724.96 "  0.07345 0.020666667     "$7,847.65 "
2964290 "$238,852.52 "  0.0737  0.017333333     "$4,140.11 "
3112570 "$419,104.93 "  0.0747  0.004   "$1,676.42 "
3109214 "$422,850.00 "  0.0747  0.004   "$1,691.40 "
3072466 "$300,000.00 "  0.0747  0.004   "$1,200.00 "
3096902 "$300,000.00 "  0.0747  0.004   "$1,200.00 "
1956949 "$349,752.98 "  0.0747  0.004   "$1,399.01 "
1942302 "$597,855.12 "  0.0747  0.004   "$2,391.42 "
1948608 "$260,443.78 "  0.0747  0.004   "$1,041.78 "
3072464 "$138,502.17 "  0.0747  0.004      $554.01
3090563 "$298,400.00 "  0.0747  0.004   "$1,193.60 "
1951795 "$255,819.31 "  0.0747  0.004   "$1,023.28 "
3094203 "$360,000.00 "  0.0747  0.004   "$1,440.00 "
3087733 "$350,000.00 "  0.0747  0.004   "$1,400.00 "
1953177 "$399,383.60 "  0.0747  0.004   "$1,597.53 "
3095605 "$256,000.00 "  0.0747  0.004   "$1,024.00 "
1955980 "$264,435.24 "  0.0747  0.004   "$1,057.74 "
3099680 "$288,000.00 "  0.0747  0.004   "$1,152.00 "
3093090 "$300,000.00 "  0.0747  0.004   "$1,200.00 "
3093091 "$309,000.00 "  0.0747  0.004   "$1,236.00 "
3093958 "$253,840.02 "  0.0747  0.004   "$1,015.36 "
1956275 "$314,553.91 "  0.0747  0.004   "$1,258.22 "
1956268 "$297,106.47 "  0.0747  0.004   "$1,188.43 "
3094645 "$274,610.55 "  0.0747  0.004   "$1,098.44 "
2964307 "$248,827.36 "  0.0747  0.004      $995.31
1958879 "$299,788.26 "  0.0747  0.004   "$1,199.15 "
1960350 "$375,734.62 "  0.0747  0.004   "$1,502.94 "
3025326 "$487,858.13 "  0.0747  0.004   "$1,951.43 "
3014469 "$485,401.95 "  0.0747  0.004   "$1,941.61 "
1960855 "$305,883.96 "  0.0747  0.004   "$1,223.54 "
1960856 "$340,873.41 "  0.0747  0.004   "$1,363.49 "
1960292 "$339,760.03 "  0.0747  0.004   "$1,359.04 "
1961315 "$271,608.16 "  0.0747  0.004   "$1,086.43 "
1960216 "$304,000.00 "  0.0747  0.004   "$1,216.00 "
1961445 "$528,000.00 "  0.0747  0.004   "$2,112.00 "
1961857 "$339,760.03 "  0.0747  0.004   "$1,359.04 "
1963705 "$275,105.69 "  0.0747  0.004   "$1,100.42 "
1962517 "$284,299.20 "  0.0747  0.004   "$1,137.20 "
1963639 "$558,805.32 "  0.0747  0.004   "$2,235.22 "
1962723 "$322,400.00 "  0.0747  0.004   "$1,289.60 "
1962537 "$401,666.31 "  0.0747  0.004   "$1,606.67 "
1961031 "$283,799.56 "  0.0747  0.004   "$1,135.20 "
1959201 "$303,785.44 "  0.0747  0.004   "$1,215.14 "
1957262 "$648,614.80 "  0.0747  0.004   "$2,594.46 "
1957266 "$309,339.36 "  0.0747  0.004   "$1,237.36 "
3071627 "$179,673.10 "  0.0747  0.004      $718.69
1957405 "$314,870.31 "  0.0747  0.004   "$1,259.48 "
3061305 "$338,960.60 "  0.0747  0.004   "$1,355.84 "
1957607 "$267,041.96 "  0.0747  0.004   "$1,068.17 "
1960341 "$314,777.67 "  0.0747  0.004   "$1,259.11 "
1958788 "$280,000.00 "  0.0747  0.004   "$1,120.00 "
1957240 "$351,421.63 "  0.0747  0.004   "$1,405.69 "
1959373 "$300,000.00 "  0.0747  0.004   "$1,200.00 "
1959425 "$251,972.04 "  0.0747  0.004   "$1,007.89 "
1959492 "$300,000.00 "  0.0747  0.004   "$1,200.00 "
1959635 "$108,000.00 "  0.0747  0.004      $432.00
1959831 "$273,000.00 "  0.0747  0.004   "$1,092.00 "
1960132 "$466,638.23 "  0.0747  0.004   "$1,866.55 "
1960165 "$255,469.56 "  0.0747  0.004   "$1,021.88 "
1958650 "$359,695.95 "  0.0747  0.004   "$1,438.78 "
218     "$73,697,614.49 "               4.1004% "$3,021,868.09 "

                                        EXHIBIT THREE

                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
Section 4.04;

               (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

          (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such  Distribution
        Date  and  the   Pass-Through   Rate  with  respect  to  the  Class  A-V
        Certificates and each Subclass, if any, thereof;

               (xiii) [RESERVED];

               (xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xv) the occurrence of the Credit Support Depletion Date;

               (xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

               (xvii) the related Senior Percentage for such Distribution Date;

          (xviii)the aggregate amount of Realized Losses for such Distribution Date;

               (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

               (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF DECEMBER 1, 1999


-------------------------------------------------------------------------------



                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1999

                 Residential Funding Mortgage Securities I, Inc.

                       Mortgage Pass-Through Certificates

-------------------------------------------------------------------------------



                                       TABLE OF CONTENTS

                                                                                          PAGE

                                          ARTICLE I

                                         DEFINITIONS

        SECTION 1.01  DEFINITIONS............................................................1
        SECTION 1.02  USE OF WORDS AND PHRASES..............................................29

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;

                              ORIGINAL ISSUANCE OF CERTIFICATES

        SECTION 2.01  CONVEYANCE OF MORTGAGE LOANS..........................................29
        SECTION 2.02  ACCEPTANCE BY TRUSTEE.................................................35
        SECTION 2.03  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE
                       COMPANY..............................................................37
        SECTION 2.04  REPRESENTATIONS AND WARRANTIES OF SELLERS.............................38

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

        SECTION 3.01  MASTER SERVICER TO ACT AS SERVICER....................................40
        SECTION 3.02  SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS;
                      ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.................42

        SECTION 3.03  SUCCESSOR SUBSERVICERS................................................43

        SECTION 3.04  LIABILITY OF THE MASTER SERVICER......................................43
         SECTION 3.05  NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND TRUSTEE OR
                      CERTIFICATEHOLDERS....................................................43

        SECTION 3.06  ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE.......44
        SECTION 3.07  COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS;  DEPOSITS TO CUSTODIAL
                       ACCOUNT..............................................................44
        SECTION 3.08  SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.............................47
        SECTION 3.09  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE
                      LOANS.................................................................48
        SECTION 3.10  PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT......................48
        SECTION 3.11  MAINTENANCE OF THE PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER
                       .....................................................................50

        SECTION 3.12  MAINTENANCE OF FIRE INSURANCE AND OMISSIONS AND FIDELITY COVERAGE.....51
        SECTION 3.13  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND MODIFICATION
                      AGREEMENTS; CERTAIN ASSIGNMENTS.......................................52
        SECTION 3.14  REALIZATION UPON DEFAULTED MORTGAGE LOANS.............................54
        SECTION 3.15  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.......................58
        SECTION 3.16  SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST...............59
                                              i





        SECTION 3.17  REPORTS TO THE TRUSTEE AND THE COMPANY................................60
        SECTION 3.18  ANNUAL STATEMENT AS TO COMPLIANCE.....................................60
        SECTION 3.19  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT...............61
        SECTION 3.20  RIGHTS OF THE COMPANY IN RESPECT OF THE MASTER SERVICER...............61
        SECTION 3.21  ADMINISTRATION OF BUYDOWN FUNDS.......................................61

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        SECTION 4.01  CERTIFICATE ACCOUNT...................................................62
        SECTION 4.02  DISTRIBUTIONS.........................................................63
        SECTION 4.03  STATEMENTS TO CERTIFICATEHOLDERS......................................63
        SECTION 4.04  DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE
                       MASTER SERVICER......................................................64
        SECTION 4.05  ALLOCATION OF REALIZED LOSSES.........................................65
        SECTION 4.06  REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.........65
        SECTION 4.07  OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.........................65
        SECTION 4.08  SURETY BOND...........................................................66

                                          ARTICLE V

                                       THE CERTIFICATES

        SECTION 5.01  THE CERTIFICATES......................................................66
        SECTION 5.02  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.................68
        SECTION 5.03  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.....................74
        SECTION 5.04  PERSONS DEEMED OWNERS.................................................74
        SECTION 5.05  APPOINTMENT OF PAYING AGENT...........................................74
        SECTION 5.06  OPTIONAL PURCHASE OF CERTIFICATES.....................................75

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

        SECTION 6.01  RESPECTIVE LIABILITIES OF THE COMPANY AND THE MASTER SERVICER.........76
        SECTION 6.02  MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER; ASSIGNMENT
                      OF RIGHTS AND DELEGATION OF DUTIES BY MASTER SERVICER.................77
        SECTION 6.03  LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS
                       .....................................................................77
        SECTION 6.04  COMPANY AND MASTER SERVICER NOT TO RESIGN.............................78

                                         ARTICLE VII

                                           DEFAULT

        SECTION 7.01  EVENTS OF DEFAULT.....................................................79
        SECTION 7.02  TRUSTEE OR COMPANY TO ACT; APPOINTMENT OF SUCCESSOR...................81
        SECTION 7.03  NOTIFICATION TO CERTIFICATEHOLDERS....................................82
        SECTION 7.04  WAIVER OF EVENTS OF DEFAULT...........................................82

                                              ii






                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        SECTION 8.01  DUTIES OF TRUSTEE.....................................................82
        SECTION 8.02  CERTAIN MATTERS AFFECTING THE TRUSTEE.................................84
        SECTION 8.03  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.................86
        SECTION 8.04  TRUSTEE MAY OWN CERTIFICATES..........................................86
        SECTION 8.05  MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION...86
        SECTION 8.06  ELIGIBILITY REQUIREMENTS FOR TRUSTEE..................................87
        SECTION 8.07  RESIGNATION AND REMOVAL OF THE TRUSTEE................................87
        SECTION 8.08  SUCCESSOR TRUSTEE.....................................................88
        SECTION 8.09  MERGER OR CONSOLIDATION OF TRUSTEE....................................89
        SECTION 8.10  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.........................89
        SECTION 8.11  APPOINTMENT OF CUSTODIANS.............................................90
        SECTION 8.12  APPOINTMENT OF OFFICE OR AGENCY.......................................90

                                          ARTICLE IX

                                         TERMINATION

        SECTION 9.01  TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR THE COMPANY OR
                      LIQUIDATION OF ALL MORTGAGE LOANS.....................................91
        SECTION 9.02  ADDITIONAL TERMINATION REQUIREMENTS...................................93
        SECTION 9.03  TERMINATION OF MULTIPLE REMICS........................................94

                                          ARTICLE X

                                       REMIC PROVISIONS

        SECTION 10.01        REMIC ADMINISTRATION...........................................94
        SECTION 10.02        MASTER SERVICER, REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION98
        SECTION 10.03        DESIGNATION OF REMIC(S)........................................98

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        SECTION 11.01        AMENDMENT......................................................98
        SECTION 11.02        RECORDATION OF AGREEMENT; COUNTERPARTS........................101
        SECTION 11.03        LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS....................101
        SECTION 11.04        GOVERNING LAW.................................................102
        SECTION 11.05        NOTICES.......................................................102
        SECTION 11.06        REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.............102
        SECTION 11.07        SEVERABILITY OF PROVISIONS....................................103
        SECTION 11.08        SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION..................103




EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release

Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H-1:   Form of Investor Representation Letter
Exhibit H-2:   Form of ERISA Representation Letter
Exhibit H-3:   Form of ERISA Legend
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter

Exhibit K:     Text of Amendment to Pooling and Servicing Agreement Pursuant
               to Section  11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                           ARTICLE I

                                          DEFINITIONS

        SECTION 1.01  DEFINITIONS.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        ACCRETION TERMINATION DATE:  As defined in the Series Supplement.

        ACCRUAL CERTIFICATES:  As defined in the Series Supplement.

        ACCRUED CERTIFICATE INTEREST: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard

               Losses,   Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and
               Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     ADDENDUM AND ASSIGNMENT AGREEMENT: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        ADDITIONAL COLLATERAL: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     ADDITIONAL COLLATERAL LOAN: Each Mortgage Loan that is supported by Additional Collateral.

        ADJUSTED MORTGAGE RATE: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     ADVANCE: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        AMBAC: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        AMOUNT HELD FOR FUTURE DISTRIBUTION: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        APPRAISED VALUE: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        ASSIGNED CONTRACTS: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        ASSIGNMENT: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        ASSIGNMENT AGREEMENT: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        AVAILABLE DISTRIBUTION AMOUNT: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment
Interest Shortfalls incurred on the Mortgage Loans in the related Prepayment Period, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        BANKRUPTCY CODE:  The Bankruptcy Code of 1978, as amended.

        BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service REDUCTION; PROVIDED, HOWEVER, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     BOOK-ENTRY CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        BUYDOWN FUNDS: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        BUYDOWN MORTGAGE LOAN: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        CASH LIQUIDATION: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     CERTIFICATE ACCOUNT DEPOSIT DATE: As to any Distribution Date, the Business Day prior thereto.

        CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members THEREOF, EXCEPT AS OTHERWISE SPECIFIED HEREIN; PROVIDED, HOWEVER, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     CERTIFICATE PRINCIPAL BALANCE: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 5.02.

        CLASS: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     CLASS A-P CERTIFICATE: Any one of the Certificates designated as a Class A-P Certificate.

        CLASS A-P COLLECTION SHORTFALL: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        CLASS A-P PRINCIPAL DISTRIBUTION AMOUNT:  As defined in Section 4.02.

     CLASS A-V CERTIFICATE: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        CLASS B CERTIFICATE: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        CLASS M CERTIFICATE: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        CLOSING DATE:  As defined in the Series Supplement.

        CODE:  The Internal Revenue Code of 1986.

     COMBINED COLLATERAL LLC: Combined Collateral LLC, a Delaware limited liability company.

        COMPENSATING INTEREST: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

        COOPERATIVE: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     COOPERATIVE   STOCK:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     CREDIT SUPPORT PLEDGE AGREEMENT: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

     CURTAILMENT: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        CUSTODIAL ACCOUNT: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        CUSTODIAL AGREEMENT: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        CUSTODIAN:  A custodian appointed pursuant to a Custodial Agreement.

        CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        DCR:  Duff & Phelps Credit Rating Company, or its successor in interest.

        DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     DEFINITIVE   CERTIFICATE:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        DELINQUENT: AS USED HEREIN, A MORTGAGE LOAN IS CONSIDERED TO BE: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        DEPOSITORY: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        DETERMINATION DATE: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        DISCOUNT FRACTION: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        DISCOUNT MORTGAGE LOAN: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        DISCOUNT NET MORTGAGE RATE:  As defined in the Series Supplement.

        DISQUALIFIED ORGANIZATION: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        DISTRIBUTION DATE: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     DUE DATE: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     DUE PERIOD: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        ELIGIBLE ACCOUNT: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        EVENT OF DEFAULT:  As defined in Section 7.01.

     EXCESS BANKRUPTCY LOSS: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     EXCESS FRAUD LOSS: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     EXCESS SPECIAL HAZARD LOSS: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        EXCESS SUBORDINATE PRINCIPAL AMOUNT: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        EXTRAORDINARY EVENTS: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2.     by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

        (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     EXTRAORDINARY LOSSES: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        FHLMC:   Federal   Home   Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        FITCH IBCA:  Fitch IBCA, Inc. or its successor in interest.

        FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FORECLOSURE PROFITS: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     FRAUD LOSSES: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        HIGHEST PRIORITY: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

     INDEPENDENT: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof,

(ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        INITIAL CERTIFICATE PRINCIPAL BALANCE: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        INITIAL MONTHLY PAYMENT FUND: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        INITIAL NOTIONAL AMOUNT: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

          INITIAL  SUBORDINATE  CLASS  PERCENTAGE:  As  defined  in  the  Series
               Supplement.

        INSURANCE PROCEEDS: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     INSURER: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     INTEREST ACCRUAL PERIOD: As defined in the Series Supplement.

     INTEREST ONLY CERTIFICATES: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

     JUNIOR CERTIFICATEHOLDER: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        JUNIOR CLASS OF CERTIFICATES: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

     LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation

Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        LIQUIDATION PROCEEDS: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        LOAN GROUP: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        LOAN-TO-VALUE RATIO: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        LOWER PRIORITY: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        LOWEST PRIORITY: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        MATURITY DATE: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  SYSTEM:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     MODIFIED MORTGAGE LOAN: Any Mortgage Loan that has been the subject of a Servicing Modification.

        MODIFIED NET MORTGAGE RATE: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM LOAN: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        MONTHLY PAYMENT: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        MOODY'S:  Moody's Investors Service, Inc., or its successor in interest.

        MORTGAGE: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        MORTGAGE FILE: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        MORTGAGE LOANS: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        MORTGAGE LOAN SCHEDULE:  As defined in the Series Supplement.

        MORTGAGE NOTE: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     MORTGAGE POOL: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     MORTGAGE RATE: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        MORTGAGED PROPERTY: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        MORTGAGOR:  The obligor on a Mortgage Note.

        NET MORTGAGE RATE: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     NON-DISCOUNT MORTGAGE LOAN: A Mortgage Loan that is not a Discount Mortgage Loan.

     NON-PRIMARY RESIDENCE LOANS: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        NON-UNITED STATES PERSON:  Any Person other than a United States Person.

        NONRECOVERABLE ADVANCE: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     NONSUBSERVICED MORTGAGE LOAN: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        NOTIONAL AMOUNT: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        OPINION OF COUNSEL: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        PASS-THROUGH RATE:  As defined in the Series Supplement.

     PAYING AGENT: The Trustee or any successor Paying Agent appointed by the Trustee.

        PERCENTAGE INTEREST: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        PERMITTED INVESTMENTS:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

PROVIDED, HOWEVER, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     PERMITTED TRANSFEREE: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PLEDGED AMOUNT: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        PLEDGED ASSET LOAN: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        PLEDGED ASSETS: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        PLEDGED ASSET MORTGAGE SERVICING AGREEMENT: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        POOLING AND SERVICING AGREEMENT OR AGREEMENT: With respect to any Series, this Standard Terms together with the related Series Supplement.

     POOL STATED PRINCIPAL BALANCE: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        POOL STRIP RATE: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        PREPAYMENT DISTRIBUTION TRIGGER: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     PREPAYMENT PERIOD: As to any Distribution Date, the calendar month preceding the month of distribution.

     PRIMARY  INSURANCE  POLICY:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     PRINCIPAL ONLY CERTIFICATES: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        PRINCIPAL PREPAYMENT: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

        PROGRAM GUIDE: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        PURCHASE PRICE: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        RATING AGENCY: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        REALIZED LOSS:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a

               Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        RECORD DATE: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     REGULAR CERTIFICATE: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC ADMINISTRATOR: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO ACQUISITION: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO DISPOSITION: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO IMPUTED INTEREST: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO PROCEEDS: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO PROPERTY: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        REQUEST FOR RELEASE: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        REQUIRED SURETY PAYMENT: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     RESIDENTIAL   FUNDING:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        RETAIL CERTIFICATES: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        SCHEDULE OF DISCOUNT FRACTIONS: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     SELLER: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        SELLER'S AGREEMENT: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        SENIOR ACCELERATED DISTRIBUTION PERCENTAGE: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

PROVIDED, HOWEVER,

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and

        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

          (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        SENIOR CERTIFICATE:  As defined in the Series Supplement.

        SENIOR PERCENTAGE:  As defined in the Series Supplement.

        SENIOR  SUPPORT   CERTIFICATE:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     SERIES: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        SERIES SUPPLEMENT: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     SERVICING ACCOUNTS: The account or accounts created and maintained pursuant to Section 3.08.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the

Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        SERVICING FEE: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        SERVICING MODIFICATION: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        SPECIAL HAZARD LOSS: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        STATED PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        SUBCLASS: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        SUBORDINATE CERTIFICATE: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        SUBORDINATE CLASS PERCENTAGE: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        SUBORDINATE PERCENTAGE: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     SUBSERVICED MORTGAGE LOAN: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        SUBSERVICER: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        SUBSERVICER  ADVANCE:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     SUBSERVICING ACCOUNT: An account established by a Subservicer in accordance with Section 3.08.

        SUBSERVICING AGREEMENT: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        SUBSERVICING FEE: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     SURETY: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        SURETY BOND: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        TAX RETURNS: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     TRANSFEROR: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        TRUST FUND: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

        (v) all proceeds of clauses (i) through (iv) above.

        UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        UNINSURED CAUSE: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

        SECTION 1.02  USE OF WORDS AND PHRASES.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        SECTION 2.01  CONVEYANCE OF MORTGAGE LOANS.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

        (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                      (iv) The original  recorded  assignment or  assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

               and (II) with respect to each Cooperative Loan so assigned:

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii)  A  counterpart  of the  Cooperative  Lease  and  the
               Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                      (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                      (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                      (v)    The Security Agreement;

                      (vi) Copies of the original UCC-1 financing statement, and any  continuation  statements,  filed by the  originator  of such
               Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                      (ix)  The  original  of  each   modification,   assumption
               agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                      (x) An  executed  UCC-1  financing  statement  showing the
               Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of  delivering  the  documents set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (d) In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

        Any of the  items  set  forth  in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        SECTION 2.02  ACCEPTANCE BY TRUSTEE.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

          SECTION 2.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master  Servicer is a corporation  duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution  and delivery of this  Agreement by the
               Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The  Master  Servicer  will  comply  in all  material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

        SECTION 2.04  REPRESENTATIONS AND WARRANTIES OF SELLERS.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        SECTION 3.01  MASTER SERVICER TO ACT AS SERVICER.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or rerecording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        SECTION 3.02 SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS; ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter INTO DIFFERENT SUBSERVICING AGREEMENTS; PROVIDED, HOWEVER, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        SECTION 3.03  SUCCESSOR SUBSERVICERS.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any LIMITATION BY VIRTUE OF THIS AGREEMENT; PROVIDED, HOWEVER, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        SECTION 3.04  LIABILITY OF THE MASTER SERVICER.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     SECTION 3.05 NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND TRUSTEE OR CERTIFICATEHOLDERS.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

          SECTION 3.06 ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE.

        (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          SECTION 3.07 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSITS TO CUSTODIAL ACCOUNT.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program GUIDE; PROVIDED, HOWEVER, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates AFFECTED THEREBY; PROVIDED, HOWEVER, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated REALIZED LOSS THAT MIGHT RESULT ABSENT SUCH ACTION); PROVIDED, HOWEVER, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (ii) All  payments on account of interest at the  Adjusted
               Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (iii) Insurance Proceeds and Liquidation  Proceeds (net of
               any related expenses of the Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                      (v) Any  amounts  required  to be  deposited  pursuant  to
               Section 3.07(c) or 3.21;

                      (vi) All amounts  transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

                      (vii) Any amounts realized by the Subservicer and received by the Master  Servicer in respect of any Additional  Collateral;
               and

                      (viii) Any  amounts  received  by the Master  Servicer  in respect of Pledged Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        SECTION 3.08  SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.09 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        SECTION 3.10  PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                      (i) to make deposits into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse  itself or the related  Subservicer  for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
               otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular

               Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a
               Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing  compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                      (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse  itself or the related  Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

                      (viii) to  reimburse  itself or the Company  for  expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                      (ix) to reimburse itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                      (x) to  withdraw  any amount  deposited  in the  Custodial
               Account that was not required to be deposited therein pursuant to
               Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

     SECTION 3.11 MAINTENANCE OF THE PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value

Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          SECTION 3.12 MAINTENANCE OF FIRE INSURANCE AND OMISSIONS AND FIDELITY COVERAGE.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the IMPROVEMENTS; PROVIDED, HOWEVER, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          SECTION 3.13 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND MODIFICATION AGREEMENTS; CERTAIN ASSIGNMENTS.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the  Master  Servicer  shall  not be  deemed  to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable LAWS REGARDING ASSUMPTIONS OR THE TRANSFER OF THE MORTGAGED PROPERTY TO SUCH PERSON; PROVIDED, HOWEVER, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        SECTION 3.14  REALIZATION UPON DEFAULTED MORTGAGE LOANS.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged

Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

        SECTION 3.15  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        SECTION 3.16  SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating

Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

        SECTION 3.17 REPORTS TO THE TRUSTEE AND THE COMPANY.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        SECTION 3.18  ANNUAL STATEMENT AS TO COMPLIANCE.

        The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        SECTION 3.19  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        SECTION 3.20 RIGHTS OF THE COMPANY IN RESPECT OF THE MASTER SERVICER.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        SECTION 3.21  ADMINISTRATION OF BUYDOWN FUNDS.

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        SECTION 4.01  CERTIFICATE ACCOUNT.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that
(i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        SECTION 4.02  DISTRIBUTIONS.

        As provided in Section 4.02 of the Series Supplement.

        SECTION 4.03  STATEMENTS TO CERTIFICATEHOLDERS.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        SECTION 4.04 DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE MASTER SERVICER.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        SECTION 4.05  ALLOCATION OF REALIZED LOSSES.

        As provided in Section 4.05 of the Series Supplement.

          SECTION 4.06 REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

        SECTION 4.07  OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

        SECTION 4.08  SURETY BOND.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

        SECTION 5.01  THE CERTIFICATES.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such

Certificate  has  been  duly   authenticated   and  delivered   hereunder.   All
Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        SECTION 5.02  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate

Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; PROVIDED, HOWEVER, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) (i) In the case of any Senior Support, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Senior Support Certificate or Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Senior Support, Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                      (ii) Notwithstanding the foregoing,  an Opinion of Counsel or certification will not be required with respect to the transfer of any Senior Support Certificate or Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Senior Support Certificate or Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Senior Support Certificate or Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any  Senior  Support  Certificate  or Class M
               Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or
               (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such
               Transfer of such Senior Support Certificate or Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B) Any purported Certificate Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                             (A) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                             (B) In connection with any proposed Transfer of any
                      Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
                      (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                             (D) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                             (E) Each Person  holding or  acquiring an Ownership
                      Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (ii) The Trustee will register the Transfer of any Class R
               Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                      (iii) (A) If any Disqualified  Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
               Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any  purported  Transferee  shall  become  a
                      Holder  of a  Class  R  Certificate  in  violation  of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
                      (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (iv) The Master Servicer, on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                             (A) written notification from each Rating Agency to
                      the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                             (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        SECTION 5.03  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        SECTION 5.04  PERSONS DEEMED OWNERS.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

        SECTION 5.05  APPOINTMENT OF PAYING AGENT.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

        SECTION 5.06  OPTIONAL PURCHASE OF CERTIFICATES.

        (a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                      (i) the  Distribution  Date  upon  which  purchase  of the
               Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the purchase price therefor, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

        (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                          ARTICLE VI

                              THE COMPANY AND THE MASTER SERVICER

          SECTION 6.01 RESPECTIVE LIABILITIES OF THE COMPANY AND THE MASTER SERVICER.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        SECTION 6.02 MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER; ASSIGNMENT OF RIGHTS AND DELEGATION OF DUTIES BY MASTER SERVICER.

        (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the PARTIES HERETO, ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING; PROVIDED, HOWEVER, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     SECTION 6.03 LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith PURSUANT TO THIS AGREEMENT, OR FOR ERRORS IN JUDGMENT; PROVIDED, HOWEVER, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it IN ANY EXPENSE OR LIABILITY; PROVIDED, HOWEVER, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        SECTION 6.04  COMPANY AND MASTER SERVICER NOT TO RESIGN.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        SECTION 7.01  EVENTS OF DEFAULT.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (i) the Master  Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                      (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                      (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iv) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                      (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) the Master Servicer shall notify the Trustee pursuant
               to  Section   4.04(b)  that  it  is  unable  to  deposit  in  the
               Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

        SECTION 7.02  TRUSTEE OR COMPANY TO ACT; APPOINTMENT OF SUCCESSOR.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account PURSUANT TO SECTIONS 3.07(C) AND 4.01(B) BY THE TERMS AND PROVISIONS HEREOF); PROVIDED,
HOWEVER, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans AS IT AND SUCH SUCCESSOR SHALL AGREE; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        SECTION 7.03  NOTIFICATION TO CERTIFICATEHOLDERS.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        SECTION 7.04  WAIVER OF EVENTS OF DEFAULT.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of DEFAULT HEREUNDER MAY WAIVE SUCH DEFAULT OR EVENT OF DEFAULT; PROVIDED, HOWEVER, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        SECTION 8.01  DUTIES OF TRUSTEE.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability FOR ITS OWN NEGLIGENT ACTION, ITS OWN NEGLIGENT FAILURE TO ACT OR ITS OWN WILLFUL MISCONDUCT; PROVIDED, HOWEVER, that:

                      (i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The  Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The  Trustee  shall not be  personally  liable  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee  shall not be charged  with  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                      (v) Except to the extent  provided  in  Section  7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        SECTION 8.02  CERTAIN MATTERS AFFECTING THE TRUSTEE.

        (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult  with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage INTERESTS, AGGREGATING NOT LESS THAN 50%; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R
               Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        SECTION 8.03  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        SECTION 8.04  TRUSTEE MAY OWN CERTIFICATES.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          SECTION 8.05 MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining  control over its own defense,  the
               Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

        SECTION 8.06  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        SECTION 8.07 RESIGNATION AND REMOVAL OF THE TRUSTEE.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the

Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        SECTION 8.08  SUCCESSOR TRUSTEE.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        SECTION 8.09  MERGER OR CONSOLIDATION OF TRUSTEE.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        SECTION 8.10  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        SECTION 8.11  APPOINTMENT OF CUSTODIANS.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        SECTION 8.12  APPOINTMENT OF OFFICE OR AGENCY.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in

Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

        SECTION 9.01 TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final  payment  or other  liquidation
               (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage

Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

        (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the  anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                      (ii) the amount of any such final payment, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

        (c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        SECTION 9.02  ADDITIONAL TERMINATION REQUIREMENTS.

        (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

                      (ii) The Master  Servicer  shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

        SECTION 9.03 TERMINATION OF MULTIPLE REMICS.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                    ARTICLE X

                                REMIC PROVISIONS

        SECTION 10.01        REMIC ADMINISTRATION.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust

Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          SECTION  10.02  MASTER  SERVICER,   REMIC  ADMINISTRATOR  AND  TRUSTEE
               INDEMNIFICATION.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC ADMINISTRATOR THAT CONTAIN ERRORS OR OMISSIONS; PROVIDED, HOWEVER, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

        SECTION 10.03        DESIGNATION OF REMIC(S).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        SECTION 11.01        AMENDMENT.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                      (i)    to cure any ambiguity,

                      (ii) to correct or  supplement  any  provisions  herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing  and/or  nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
               (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
               (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
               Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                      (vi) to make any other  provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

                      (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying

IN ANY MANNER THE RIGHTS OF THE HOLDERS OF CERTIFICATES OF SUCH CLASS; PROVIDED, HOWEVER, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the

Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        SECTION 11.02        RECORDATION OF AGREEMENT; COUNTERPARTS.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        SECTION 11.03        LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        SECTION 11.04        GOVERNING LAW.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 11.05        NOTICES.

        As provided in Section 11.05 of the Series Supplement.

        SECTION 11.06        REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a)    a material change or amendment to this Agreement,

        (b)    the occurrence of an Event of Default,

        (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i)    the occurrence of the Final Distribution Date, and

        (j)    the repurchase of or substitution for any Mortgage Loan,

PROVIDED, HOWEVER, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        SECTION 11.07        SEVERABILITY OF PROVISIONS.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        SECTION 11.08        SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).